                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              Cell Pathways, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

    [Cell Pathways, Inc. Logo]
      PROXY STATEMENT FOR A                      (OSI PHARMACEUTICALS LOGO)
        SPECIAL MEETING OF                             PROSPECTUS OF
         STOCKHOLDERS OF                         OSI PHARMACEUTICALS, INC.
       CELL PATHWAYS, INC.                       UP TO 4,208,486 SHARES OF
                                                   COMMON STOCK AND UP TO
                                             43,521,051 CONTINGENT VALUE RIGHTS


                 MERGER PROPOSED -- YOUR VOTE IS VERY IMPORTANT

Dear Stockholder:

     You are cordially invited to attend the special meeting of stockholders of Cell Pathways, Inc. to be held on Tuesday, June 10, 2003, at 9:00 a.m., local time, at the Philadelphia Marriott West, located at 111 Crawford Avenue, West Conshohocken, Pennsylvania.

     At the special meeting, Cell Pathways will ask you to vote on the merger of Cell Pathways with a wholly-owned subsidiary of OSI Pharmaceuticals, Inc. In the merger, you will receive 0.0567 shares of OSI common stock for each share of Cell Pathways common stock that you own. In addition, you will receive a five-year contingent value right that may entitle you to an additional 0.04 shares of OSI common stock for each share of Cell Pathways common stock that you own in the event a new drug application is accepted for filing by the U.S. Food and Drug Administration within five years of consummation of the merger for either of Cell Pathways' two leading clinical candidates, Aptosyn(R) (exisulind) or CP461. You will receive cash for any fractional shares of OSI common stock that you would be entitled to receive in the merger.

     OSI's common stock is listed on the Nasdaq National Market under the trading symbol "OSIP," and on April 28, 2003, its closing price was $19.64 per share.

     The Cell Pathways Board of Directors has carefully reviewed and considered the terms and conditions of the merger. Based on its review, the Cell Pathways Board of Directors has unanimously determined that the Agreement and Plan of Merger, dated as of February 7, 2003, among OSI, CP Merger Corporation, a wholly-owned subsidiary of OSI, and Cell Pathways and the transactions contemplated thereby, are fair to and in the best interests of Cell Pathways and its stockholders. THE CELL PATHWAYS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

     YOUR VOTE IS IMPORTANT. Cell Pathways cannot complete the merger unless the merger agreement is adopted by the affirmative vote of a majority of the shares of Cell Pathways common stock outstanding and entitled to vote at the special meeting. Failure to submit a signed proxy or vote in person at the special meeting will have the same effect as a vote against the adoption of the merger agreement. Only stockholders who owned shares of Cell Pathways common stock at the close of business on April 11, 2003 will be entitled to vote at the special meeting.

     PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY. If you hold your shares in "street name," you should instruct your broker how to vote in accordance with the voting instruction form furnished by your broker.

     The accompanying proxy statement/prospectus explains the merger and merger agreement and provides specific information concerning the special meeting. Please review this document carefully. YOU SHOULD CONSIDER THE MATTERS DISCUSSED UNDER "RISK FACTORS" BEGINNING ON PAGE 6 OF THIS PROXY STATEMENT/PROSPECTUS BEFORE VOTING.

                                        Sincerely yours,

                                                /s/ Robert J. Towarnicki
                                                  Robert J. Towarnicki
                                                Chairman, President and
                                            Chief Executive Officer of Cell
                                                     Pathways, Inc.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR THE OSI COMMON STOCK OR CONTINGENT VALUE RIGHTS TO BE ISSUED IN CONNECTION WITH THE MERGER, OR DETERMINED IF THIS PROXY
STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROXY STATEMENT/PROSPECTUS IS DATED MAY 6, 2003 AND IS FIRST BEING MAILED TO STOCKHOLDERS OF CELL PATHWAYS ON OR ABOUT MAY 8, 2003.

                           [Cell Pathways, Inc. Logo]

                              702 Electronic Drive
                          Horsham, Pennsylvania 19044
                             ---------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held June 10, 2003
                             ---------------------
To the Stockholders of Cell Pathways, Inc.:

     Cell Pathways will hold a special meeting of stockholders of Cell Pathways, Inc. on Tuesday, June 10, 2003, at 9:00 a.m., local time, at the Philadelphia Marriott West, located at 111 Crawford Avenue, West Conshohocken, Pennsylvania, for the following purposes:

          1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger among OSI Pharmaceuticals, Inc., CP Merger Corporation, a wholly-owned subsidiary of OSI, and Cell Pathways.

          2. To transact such other business as may properly be brought before the special meeting and any adjournments thereof.

     Only stockholders who owned shares of Cell Pathways common stock at the close of business on April 11, 2003, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of it.

     The Cell Pathways Board of Directors has carefully reviewed and considered the terms and conditions of the proposed merger. Based on its review, the Cell Pathways Board of Directors has unanimously determined that the merger agreement and the transactions contemplated thereby are fair to and in the best interests of Cell Pathways and its stockholders. THE CELL PATHWAYS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

     Cell Pathways cannot complete the merger unless the merger agreement is adopted by the affirmative vote of a majority of the shares of Cell Pathways common stock outstanding and entitled to vote at the special meeting. This proxy statement/prospectus describes the proposed merger and the actions to be taken in connection with the merger and provides additional information about the parties involved. Please give this information your careful attention.

     If the merger agreement is adopted by the Cell Pathways stockholders at the special meeting and the merger is effected by Cell Pathways and OSI, any Cell Pathways stockholder who does not vote in favor of the merger agreement may elect to exercise his, her or its appraisal rights as described under "The Merger and The Merger Agreement -- Appraisal or Dissenters' Rights" beginning on page 50 and in Section 262 of the Delaware General Corporation Law included in this proxy statement/prospectus as Annex D.

     Whether or not you plan to attend the special meeting, please complete, sign and date the enclosed proxy and return it promptly in the enclosed postage-paid return envelope. You may revoke the proxy at any time prior to its exercise in the manner described in this proxy statement/prospectus. Any stockholder present at the special meeting, including any adjournment or postponement of it, may revoke such stockholder's proxy and vote personally on the merger agreement to be considered at the special meeting. Executed proxies with no instructions indicated thereon will be voted "FOR" the adoption of the merger agreement.

Please do not send any stock certificates at this time.

                                          By order of the Board of Directors

May 6, 2003
Horhsam, Pennsylvania

                      REFERENCES TO ADDITIONAL INFORMATION

     This proxy statement/prospectus incorporates important business and financial information about OSI and Cell Pathways from other documents that are not included in or delivered with this proxy statement/ prospectus. This information is available to you without charge upon your written or oral request. You can obtain those documents, which are incorporated by reference in this proxy statement/prospectus, by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

             CELL PATHWAYS, INC.                         OSI PHARMACEUTICALS, INC.
              INVESTOR RELATIONS                             INVESTOR RELATIONS
             702 ELECTRONIC DRIVE                     58 SOUTH SERVICE ROAD, SUITE 110
              HORSHAM, PA 19044                              MELVILLE, NY 11747
                (215) 706-3800                                 (631) 962-2000

     IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY JUNE 3, 2003 IN ORDER TO RECEIVE THEM BEFORE THE SPECIAL MEETING.

     See "Where You Can Find More Information" on page 80.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
QUESTIONS & ANSWERS ABOUT THE MERGER........................   iv
SUMMARY.....................................................    1
  THE COMPANIES.............................................    1
  THE MERGER................................................    1
  THE SPECIAL MEETING.......................................    2
  OTHER SELECTED INFORMATION................................    3
RISK FACTORS................................................    6
  RISKS RELATING TO CELL PATHWAYS IF THE MERGER IS NOT
     COMPLETED..............................................    6
  RISKS RELATING TO THE MERGER..............................    8
  RISKS RELATING TO OSI.....................................   10
SELECTED HISTORICAL FINANCIAL DATA OF OSI...................   19
SELECTED HISTORICAL FINANCIAL DATA OF CELL PATHWAYS.........   21
COMPARATIVE PER SHARE FINANCIAL DATA........................   22
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........   23
THE CELL PATHWAYS SPECIAL MEETING...........................   24
  DATE, TIME AND PLACE......................................   24
  PURPOSE OF THE SPECIAL MEETING............................   24
  RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM..............   24
  VOTE REQUIRED.............................................   24
  SHARES OWNED BY CELL PATHWAYS' DIRECTORS, EXECUTIVE
     OFFICERS AND AFFILIATES................................   24
  VOTING OF PROXIES.........................................   24
  REVOCABILITY OF PROXIES...................................   25
  SOLICITATION OF PROXIES...................................   25
  APPRAISAL RIGHTS..........................................   25
BACKGROUND AND REASONS FOR THE MERGER.......................   26
  BACKGROUND................................................   26
  THE CELL PATHWAYS BOARD OF DIRECTORS' REASONS FOR THE
     MERGER.................................................   29
  RECOMMENDATION OF THE CELL PATHWAYS BOARD OF DIRECTORS....   30
  OPINION OF CELL PATHWAYS' FINANCIAL ADVISOR...............   30
  OSI'S REASONS FOR THE MERGER..............................   37
  INTERESTS OF CELL PATHWAYS' DIRECTORS AND EXECUTIVE
     OFFICERS IN THE MERGER.................................   37
THE MERGER AND THE MERGER AGREEMENT.........................   40
  GENERAL DESCRIPTION OF THE MERGER.........................   40
  EFFECTIVE TIME............................................   40
  MERGER CONSIDERATION FOR CELL PATHWAYS' COMMON STOCK AND
     EXCHANGE RATIOS........................................   40
  NO FRACTIONAL SHARES......................................   40
  EXCHANGE OF CELL PATHWAYS' STOCK CERTIFICATES.............   40
  TREATMENT OF CELL PATHWAYS' STOCK OPTIONS, EMPLOYEE STOCK
     PURCHASE PLAN AND WARRANTS.............................   41

                                                              PAGE
                                                              ----
  TREATMENT OF CELL PATHWAYS BENEFITS AND OTHER EMPLOYEE
     MATTERS................................................   42
  ACCOUNTING TREATMENT......................................   42
  MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF
     THE MERGER.............................................   43
  COVENANTS UNDER THE MERGER AGREEMENT......................   45
  CONDITIONS TO COMPLETION OF THE MERGER....................   47
  REPRESENTATIONS AND WARRANTIES............................   48
  TERMINATION OF THE MERGER AGREEMENT.......................   49
  EFFECT OF TERMINATION.....................................   50
  TERMINATION FEES AND EXPENSES.............................   50
  AMENDMENTS AND WAIVERS....................................   50
  APPRAISAL OR DISSENTERS' RIGHTS...........................   50
  NASDAQ LISTING OF OSI COMMON STOCK........................   53
  RESALES OF OSI COMMON STOCK BY CELL PATHWAYS'
     AFFILIATES.............................................   53
  REGULATORY MATTERS........................................   53
BUSINESS OF OSI.............................................   54
BUSINESS OF CELL PATHWAYS...................................   58
CELL PATHWAYS' MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS.............   61
MANAGEMENT AFTER THE MERGER.................................   69
EXECUTIVE COMPENSATION, INFORMATION REGARDING DIRECTORS AND
  EXECUTIVE OFFICERS AND STOCK OWNERSHIP OF DIRECTORS,
  EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS.............   69
COMPARATIVE STOCK PRICES AND DIVIDENDS......................   70
COMPARISON OF RIGHTS OF THE OSI AND CELL PATHWAYS
  STOCKHOLDERS..............................................   73
LEGAL MATTERS...............................................   79
EXPERTS.....................................................   79
FUTURE CELL PATHWAYS STOCKHOLDER PROPOSALS..................   80
OTHER MATTERS...............................................   80
WHERE YOU CAN FIND MORE INFORMATION.........................   80
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............   80
INDEX TO CELL PATHWAYS' CONSOLIDATED FINANCIAL STATEMENTS...  F-1

ANNEXES
AGREEMENT AND PLAN OF MERGER................................  ANNEX A
FORM OF CONTINGENT VALUE RIGHTS AGREEMENT...................  ANNEX B
OPINION OF CIBC WORLD MARKETS CORP..........................  ANNEX C
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW.........  ANNEX D

                           NOTE REGARDING TRADEMARKS

     Tarceva(TM) (erlotinib HC1) is a trademark of OSI Pharmaceuticals, Inc.

     Aptosyn(R) (exisulind) is a registered trademark of Cell Pathways, Inc.

     Gelclair(TM) is a trademark of Sinclair Pharmaceuticals Ltd.

     Nilandron(R) (nilutamide) is a registered trademark of Aventis Pharmaceuticals, Inc.

     Novantrone(R) (mitoxantrone hydrochloride) is a registered trademark of Immunex Corporation and American Cyanamid Company.

                      QUESTIONS & ANSWERS ABOUT THE MERGER

     Throughout this proxy statement/prospectus, references to "we", "our" and "us" mean OSI and Cell Pathways, collectively.

Q:  WHAT WILL I RECEIVE IN THE MERGER?

A: If the merger is completed, for each share of Cell Pathways common stock you hold, you will be entitled to receive 0.0567 of a share of OSI common stock and a contingent value right to receive 0.04 of a share of OSI common stock in the event a new drug application is accepted for filing with the U.S. Food and Drug Administration within five years of consummation of the merger for either of Cell Pathways' two clinical candidates, Aptosyn(R) (exisulind) or CP461.

Q:  WHERE WILL MY SHARES OF OSI COMMON STOCK BE LISTED?

A: The OSI common stock received by the Cell Pathways stockholders in the merger will be listed on the Nasdaq National Market under the trading symbol "OSIP".

Q:  WHAT DO I NEED TO DO NOW?

A: Carefully read and consider the information contained in this proxy statement/prospectus. Then, please complete, sign and date your proxy and return it as soon as possible so that your shares may be represented at the special meeting. If you sign and send in your proxy your shares will be voted as you indicate in your proxy. If you sign and send in your proxy but do not indicate how you want to vote, Cell Pathways will count your proxy as a vote FOR adoption of the merger agreement. IF YOU ABSTAIN FROM VOTING OR DO NOT VOTE BY NOT RETURNING YOUR PROXY CARD, IT WILL HAVE THE EFFECT OF A VOTE AGAINST THE MERGER AGREEMENT.

Q:  WHAT STOCKHOLDER APPROVALS ARE REQUIRED?

A: OSI stockholder approval is not required to adopt the merger agreement. Cell Pathways cannot consummate the merger unless the merger agreement is adopted by the affirmative vote of a majority of the shares of Cell Pathways common stock outstanding and entitled to vote at a special meeting called for the purpose of adopting the merger agreement.

Q:  CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY?

A: Yes. You can change your vote at any time before your proxy is voted. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy dated after the date of your original proxy. If you choose either of these two methods, you must submit your notice of revocation or your new proxy to the Secretary of Cell Pathways at 702 Electronic Drive, Horsham, PA 19044. Third, you can attend the special meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy; you must also vote at the special meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should instruct your broker how to vote in accordance with the voting instruction form furnished by your broker. WITHOUT YOUR INSTRUCTIONS, YOUR BROKER WILL NOT VOTE YOUR SHARES, WHICH WILL HAVE THE EFFECT OF A VOTE AGAINST THE ADOPTION OF THE MERGER AGREEMENT.

Q:  SHOULD I SEND IN MY CELL PATHWAYS STOCK CERTIFICATES NOW?

A: No. After the merger is completed, you will receive written instructions for exchanging your stock certificates. Please do not send in your stock certificates with your proxy.

Q: WHAT WILL HAPPEN AS A RESULT OF THE MERGER TO OPTIONS TO PURCHASE SHARES OF CELL PATHWAYS COMMON STOCK?

A: Each outstanding option to purchase shares of Cell Pathways common stock that is unvested as of the date that the Cell Pathways stockholders adopt the merger agreement will accelerate in full and be immediately vested and exercisable. Any options that are not exercised prior to the effective time of the merger will, in accordance with their terms, terminate.

Q: WHAT WILL HAPPEN AS A RESULT OF THE MERGER TO WARRANTS TO PURCHASE SHARES OF CELL PATHWAYS COMMON STOCK?

A: At the effective time of the merger, OSI will assume each outstanding and unexercised warrant to purchase shares of Cell Pathways common stock. Each of the assumed warrants will continue to be governed by the same terms and conditions as were applicable to the respective Cell Pathways warrant except that the exercise price of the warrant and the number of shares of OSI common stock for which the warrant is exercisable will be adjusted pursuant to a certificate of adjustment based on the exchange ratio contained in the merger agreement.

Q: WILL I BE PERMITTED TO EXERCISE OPTIONS OR WARRANTS TO PURCHASE SHARES OF CELL PATHWAYS COMMON STOCK PRIOR TO THE SPECIAL MEETING?

A: Whether you can exercise any options or warrants that you hold to purchase shares of Cell Pathways common stock prior to the special meeting depends upon the terms of such options and warrants. The fact that Cell Pathways entered into the merger agreement has no effect on your ability to exercise any options or warrants that you hold, except that, as noted above, all unvested options will become vested and exercisable as of the date the Cell Pathways stockholders adopt the merger agreement and will terminate at the effective time. Holders of options will be provided a period of at least one day following adoption of the merger agreement by the Cell Pathways stockholders to exercise options in accordance with their terms.

Q: WILL I BE PERMITTED TO VOTE THE SHARES OF CELL PATHWAYS COMMON STOCK UNDERLYING ANY OPTIONS OR WARRANTS THAT I HOLD AT THE SPECIAL MEETING?

A: No. You will not be permitted to vote at the special meeting the shares of Cell Pathways common stock underlying any options or warrants that you hold, unless you have exercised the options or warrants pursuant to their terms prior to the record date for the special meeting.

Q:  WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We are working toward completing the merger as quickly as possible. If the merger agreement is adopted by the Cell Pathways stockholders, we expect to complete the merger in the second quarter of 2003.

Q: HOW MANY SHARES OF OSI COMMON STOCK WILL BE ISSUED TO THE CELL PATHWAYS STOCKHOLDERS AT THE EFFECTIVE TIME OF THE MERGER?

A: It is estimated that OSI will issue 2,238,283 shares of its common stock to the Cell Pathways stockholders in the merger (excluding shares underlying the contingent value rights), based on the number of shares of Cell Pathways common stock outstanding on April 28, 2003 and assuming no exercise of options and warrants. Assuming the exercise of all outstanding options and warrants, it is estimated that OSI would issue 2,467,644 shares of its common stock to the Cell Pathways stockholders in the merger.

Q:  WHAT PERCENTAGE OF OSI COMMON STOCK WILL THIS REPRESENT?

A: Assuming no exercise of options and warrants to purchase Cell Pathways common stock, these shares (which do not include the shares underlying the contingent value rights) will represent approximately 5.79% of the outstanding OSI common stock after the merger. OSI common stock held by its stockholders before the merger will represent approximately 94.21% of the outstanding OSI common stock after the merger.

Q:  WHO CAN HELP ANSWER MY QUESTIONS?

A:  If you have any questions about the merger, please call:

     Cell Pathways, Inc.
     702 Electronic Drive
     Horsham, Pennsylvania 19044
     Attention: Investor Relations
     (215) 706-3800

     or

     Georgeson Shareholder Communications, Inc.
     17 State Street, 10th Floor
     New York, New York 10004
     (800) 545-1784

                                    SUMMARY

     This summary highlights what we believe is the most important information about the merger. To more fully understand the transaction, you should read this entire proxy statement/prospectus, including the materials attached as annexes, as well as the other documents to which we have referred you. See "Where You Can Find More Information" on page 80. The page references in parentheses will direct you to a more detailed description of each topic presented in this summary.

                                 THE COMPANIES

OSI (SEE PAGE 54)

OSI is a leading biotechnology company focused on the discovery, development and commercialization of high quality oncology products that both extend life and improve the quality-of-life for cancer patients worldwide.

The executive offices of OSI, a Delaware corporation, are located at 58 South Service Road, Suite 110, Melville, NY 11747, and its telephone number at these offices is (631) 962-2000.

CELL PATHWAYS (SEE PAGE 58)

Cell Pathways is a development stage pharmaceutical company focused on the research and development of products to treat and prevent cancer, and the future commercialization of such products.

The principal offices of Cell Pathways, a Delaware corporation, are located at 702 Electronic Drive, Horsham, PA 19044, and its telephone number at these offices is (215) 706-3800.

                                   THE MERGER

SUMMARY OF THE TRANSACTION (SEE PAGE 40)

In the merger, CP Merger Corporation, a specially formed, wholly-owned Delaware subsidiary of OSI, will be merged with and into Cell Pathways. Cell Pathways will continue as the surviving corporation and a wholly-owned subsidiary of OSI.

The merger will occur following adoption of the merger agreement by the Cell Pathways stockholders and satisfaction or waiver of the other conditions to this proxy statement/prospectus and the merger agreement. The merger agreement is attached to this proxy statement/prospectus as Annex A. We encourage you to read it because it is the legal document that governs the merger.

WHAT THE HOLDERS OF CELL PATHWAYS COMMON STOCK WILL RECEIVE IN THE MERGER (SEE PAGE 40)

In the merger, Cell Pathways common stockholders will receive OSI common stock and contingent value rights to receive additional shares of OSI common stock. When OSI and Cell Pathways complete the merger, each outstanding share of Cell Pathways common stock will convert into 0.0567 of a share of OSI common stock and into a contingent value right. OSI will not issue any fractional shares of OSI common stock in the merger. Instead, Cell Pathways stockholders will receive cash for fractional shares.

Each contingent value right represents the right to receive 0.04 of a share of OSI common stock in the event a new drug application, or an NDA, is accepted for filing by the U.S. Food and Drug Administration, or the FDA, for either of Cell Pathways' two clinical candidates, Aptosyn(R) (exisulind) or CP461 within five years of consummation of the merger. The contingent value rights, which are not transferable, will be governed by the contingent value rights agreement, the form of which is attached to this proxy statement/prospectus as Annex B. We encourage you to read this agreement carefully because it is the legal document that governs the contingent value rights.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES (SEE PAGE 43)

We intend that the merger qualify as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code. If the merger does qualify as a reorganization, no gain or loss will be recognized by Cell Pathways, OSI or the merger subsidiary by reason of the merger. Except for any cash you receive instead of fractional shares, you will not recognize gain or loss on your receipt of OSI common stock or contingent value rights in exchange for your shares of Cell Pathways common stock in the merger; however, a portion of any additional shares issued pursuant to the contingent value rights agreement will be treated as taxable interest income to the recipient at the time such additional shares are issued and will be deductible as an interest expense by OSI subject to applicable Internal Revenue Code limitations.

BECAUSE THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON EACH CELL PATHWAYS STOCKHOLDER'S PARTICULAR CIRCUMSTANCES, WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES TO YOU OF THE MERGER.

APPRAISAL OR DISSENTERS' RIGHTS (SEE PAGE 50)

If the merger is consummated, holders of Cell Pathways common stock who do not vote in favor of the merger will have the right under Section 262 of the Delaware General Corporation Law to demand appraisal of their shares. Under
Section 262, stockholders who demand appraisal and comply with the applicable statutory procedures will be entitled to receive a judicial determination of the fair value of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, and to receive payment of that fair value in cash, together with a fair rate of interest, if any. The value so determined could be more or less than or equal to the price per share to be paid in the merger. OSI will not be obligated to close the merger if the aggregate number of shares held by Cell Pathways stockholders demanding appraisal rights exceeds 7.5% of the number of shares of Cell Pathways common stock issued and outstanding immediately prior to the effective time of the merger. Section 262 of the Delaware General Corporation Law is attached to this proxy statement/ prospectus as Annex D.

THE CELL PATHWAYS BOARD OF DIRECTORS' REASONS FOR THE MERGER (SEE PAGE 29)

In reaching its decision to approve the merger, the Cell Pathways Board of Directors considered, among other things:

     - Cell Pathways' present financial condition and difficulty in raising additional capital to meet its ongoing commitments as well as its drug development goals;

     - Cell Pathways' inability to meet the continued listing requirements of the Nasdaq National Market; and

     - the greater ability of OSI to fund research and development of Cell Pathways' products.

OPINION OF CELL PATHWAYS' FINANCIAL ADVISOR (SEE PAGE 30)

In connection with the merger, the Board of Directors of Cell Pathways received a written opinion of CIBC World Markets Corp., Cell Pathways' financial advisor, as to the fairness, from a financial point of view, of the merger consideration to be received by the holders of Cell Pathways common stock. The full text of the CIBC World Markets opinion, dated February 6, 2003, is attached to this proxy statement/prospectus as Annex C. We encourage you to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. CIBC WORLD MARKETS' OPINION IS ADDRESSED TO THE CELL PATHWAYS BOARD OF DIRECTORS AND RELATES ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW. THE OPINION DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW ANY STOCKHOLDER SHOULD VOTE OR ACT WITH RESPECT TO ANY MATTERS RELATING TO THE MERGER.

OSI'S REASONS FOR THE MERGER (SEE PAGE 37)

In reaching its decision to approve the merger, OSI's Board of Directors considered, among other things:

     - the quality of Cell Pathways' technology platform and the potential of its clinical candidates, which may enhance OSI's ability to produce effective therapies for cancer;

     - the expansion of OSI's product pipeline by adding Cell Pathways' product pipeline, which includes one product candidate in Phase III clinical trials and one product candidate in Phase II clinical trials; and

     - the addition of a marketed product in Gelclair(TM).

                              THE SPECIAL MEETING

DATE AND PURPOSE (SEE PAGE 24)

We will hold the special meeting at the Philadelphia Marriott West, located at 111 Crawford Avenue, West Conshohocken, Pennsylvania, at 9:00 a.m., local time, on Tuesday, June 10, 2003.

RECORD DATE; VOTING RIGHTS (SEE PAGE 24)

If you owned shares of Cell Pathways common stock as of the close of business on April 11, 2003, the record date for the special meeting, you may vote on the adoption of the merger agreement.

On that date, there were 39,475,882 shares of Cell Pathways common stock outstanding. Cell Pathways stockholders will have one vote at the meeting for each share of common stock owned on the record date.

QUORUM; REQUIRED VOTES (SEE PAGES 24)

The adoption of the merger agreement requires the affirmative vote of stockholders holding a majority of the shares of Cell Pathways common stock outstanding and entitled to vote on the record date. Because the required vote of Cell Pathways stockholders is based upon the number of outstanding shares of Cell Pathways common stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the special meeting, including abstentions and broker non-votes, will have the same effect as a vote against the adoption of the merger agreement.

RECOMMENDATION OF THE CELL PATHWAYS BOARD OF DIRECTORS (SEE PAGE 30)

AFTER CAREFUL CONSIDERATION, THE CELL PATHWAYS BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE MERGER AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED THEREBY, ARE FAIR TO AND IN THE BEST INTERESTS OF CELL PATHWAYS AND ITS STOCKHOLDERS. THE CELL PATHWAYS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

                           OTHER SELECTED INFORMATION

INTERESTS OF CELL PATHWAYS' DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER (SEE PAGE 37)

The officers and directors of Cell Pathways may have interests in the merger that are different from, or in addition to, those of Cell Pathways stockholders. The Cell Pathways and OSI Boards of Directors were aware of these interests and considered them in approving the merger agreement. Certain of Cell Pathways' executive officers previously entered into change of control agreements which entitle them to severance benefits upon their termination in certain instances following the consummation of the merger. In addition, three of Cell Pathways' executive officers will enter into consulting agreements with OSI upon consummation of the merger.

TREATMENT OF STOCK OPTIONS, EMPLOYEE STOCK PURCHASE PLAN AND WARRANTS (SEE PAGE
41)

Upon stockholder adoption of the merger agreement, each outstanding option to purchase shares of Cell Pathways common stock under its various option plans that is unvested will accelerate in full and be immediately vested and exercisable. Any options that are not exercised prior to the effective time of the merger will terminate in accordance with the terms of such plans. Holders of options will be provided a period of at least one day following adoption of the merger agreement by Cell Pathways stockholders to exercise options in accordance with their terms.

Before the effective time of the merger, Cell Pathways will give the required notice of cancellation of its employee stock purchase plan to participants and each participant will have the right to exercise his or her outstanding options under such plan in full based on accumulated payroll deductions credited to his or her account.

At the effective time of the merger, OSI will assume each outstanding and unexercised warrant to purchase shares of the Cell Pathways common stock. The number of shares for which such warrants are exercisable and the per share exercise price for the warrants will be adjusted pursuant to a certificate of adjustment based upon the exchange ratio used in the merger agreement.

EMPLOYEE MATTERS (SEE PAGE 42)

OSI has agreed to give the Cell Pathways employees who continue their employment after the merger credit under OSI's employee benefits plans for services rendered to Cell Pathways while employed by Cell Pathways. OSI has also agreed to assume Cell Pathways' employment, severance and other compensation agreements.

ACCOUNTING TREATMENT (SEE PAGE 42)

OSI will account for the merger under the purchase method of accounting for business combinations under accounting principles generally accepted in the Unites States of America.

REGULATORY APPROVALS (SEE PAGE 53)

We are not aware of any material governmental or regulatory requirements that must be complied with regarding the merger, other than federal securities laws and the filing of documents describing principal terms of the merger agreement with the secretary of state of Delaware.

CONDITIONS TO THE MERGER (SEE PAGE 47)

The following conditions, among others must be satisfied before completing the merger:

     - Cell Pathways stockholders must adopt the merger agreement;

     - the registration statement of which this proxy statement/prospectus is a part must be declared effective and must not be the subject of any stop order or related proceeding;

     - there can be no legal restraint that would effect the consummation of the merger, prohibit or limit the operation of OSI or Cell Pathways as a result of the merger, or have a material adverse effect on OSI or Cell Pathways;

     - OSI's common stock issued in the merger must be authorized for listing on the Nasdaq National Market; and

     - all necessary regulatory approvals must be obtained.

"NO SOLICITATION" PROVISIONS IN THE MERGER AGREEMENT (SEE PAGE 46)

The merger agreement contains detailed provisions prohibiting Cell Pathways from seeking an acquisition proposal. In the event of a violation of this covenant by Cell Pathways, a termination fee will be payable to OSI.

TERMINATION OF THE MERGER AGREEMENT (SEE PAGE 49)

We can mutually terminate the merger agreement without completing the merger. Either OSI or Cell Pathways may terminate the merger agreement if the merger is not completed by August 6, 2003, and under other circumstances, including failure to obtain required stockholder approval.

TERMINATION FEES AND EXPENSES (SEE PAGE 50)

Cell Pathways has agreed to pay OSI $1,250,000 if the merger agreement is terminated in any of the following circumstances:

     - OSI or Cell Pathways terminates the merger agreement because the Cell Pathways Board of Directors withdraws, modifies or changes its recommendation of the merger after receiving a superior proposal and the Cell Pathways Board of Directors determines, after consultation with its legal adviser, that failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties;

     - OSI or Cell Pathways terminates the merger agreement because Cell Pathways stockholders do not vote to adopt the merger agreement and an acquisition proposal, which was proposed prior to such termination, is consummated within nine months of such termination; or

     - OSI terminates the merger agreement for material misrepresentations or uncured breaches by Cell Pathways and an acquisition proposal, which was proposed prior to such termination, is consummated within nine months of such termination.

COMPARISON OF STOCKHOLDERS AND NUMBER OF SHARES OUTSTANDING (SEE PAGE 72)

As of April 28, 2003 there were 448 stockholders of OSI of record who held an aggregate of 36,481,401 shares of OSI common stock.

As of April 28, 2003, there were 1,290 stockholders of Cell Pathways of record who held an aggregate of 39,475,882 shares of Cell Pathways common stock.

COMPARATIVE STOCKHOLDER RIGHTS (SEE PAGE 73)

When OSI and Cell Pathways complete the merger, Cell Pathways stockholders will hold shares of OSI common stock. Their rights will thus be governed by OSI's charter and by-laws, as well as the Delaware General Corporation Law.

COMPARATIVE STOCK PRICE INFORMATION AND DIVIDEND INFORMATION (SEE PAGE 70)

OSI common stock (Nasdaq: OSIP) and Cell Pathways common stock (Nasdaq: CLPA) are quoted on the Nasdaq National Market. The following table presents the market value of OSI common stock (on a historical basis) and the market value of Cell Pathways common stock (on a historical and equivalent per share basis) as of February 7, 2003, the last business day before OSI and Cell Pathways publicly announced the merger agreement. The equivalent per share value of Cell Pathways common stock equals the closing price of OSI common stock multiplied by 0.0567, the number of shares of OSI common stock that each Cell Pathways stockholder will receive in the merger for each share of Cell Pathways common stock held by such stockholder.

                                FEBRUARY 7, 2003

               OSI COMMON STOCK
-----------------------------------------------
        HIGH               LOW        CLOSING
---------------------  -----------  -----------
       $14.45            $13.88       $14.18

          CELL PATHWAYS COMMON STOCK
-----------------------------------------------
        HIGH               LOW        CLOSING
---------------------  -----------  -----------
        $0.51             $0.48        $0.51

                       EQUIVALENT PER SHARE VALUE OF CELL

         PATHWAYS COMMON STOCK
         ---------------------
                 $0.80

We encourage you to obtain current market quotations for OSI common stock and Cell Pathways common stock.

The market price of OSI common stock is likely to fluctuate before and after the merger is completed. OSI cannot predict the future prices for its stock, or on which markets it will be traded in the future.

No cash dividends have ever been paid or declared on shares of Cell Pathways common stock or OSI common stock. OSI does not anticipate paying cash dividends on its stock in the foreseeable future.

                                  RISK FACTORS

     YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS PROXY STATEMENT/PROSPECTUS AND THE DOCUMENTS THAT WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IN CONSIDERING WHAT ACTION TO TAKE IN CONNECTION WITH THE MERGER.

         RISKS RELATING TO CELL PATHWAYS IF THE MERGER IS NOT COMPLETED

IF THE MERGER IS NOT CONSUMMATED, CELL PATHWAYS MAY LACK THE MONEY AND PERSONNEL TO CONTINUE OPERATIONS.

     In the event that the merger is not consummated, Cell Pathways will require substantial additional funds for its operations. At December 31, 2002, Cell Pathways had $10.9 million in cash and cash equivalents, which it believes would be sufficient, together with expected revenues, to fund operations only through the second quarter of 2003. Cell Pathways does not know if additional funding will be available at all or on acceptable terms. If Cell Pathways raises funds by issuing equity securities, current stockholders may experience substantial dilution. In addition, Cell Pathways may grant future investors rights which are superior to those of current stockholders. If Cell Pathways raises funds by issuing indebtedness, Cell Pathways may be subject to significant restrictions on its operations. In addition, Cell Pathways has recently reduced its workforce to decrease future expenses. If the merger is not consummated, Cell Pathways may have to further reduce its workforce which would compromise its ability to continue operations. Cell Pathways expects to pay approximately $880,000 in professional fees incurred in connection with the merger even if it is not consummated.

IF THE MERGER IS NOT CONSUMMATED, CELL PATHWAYS' COMMON STOCK WILL LIKELY BE DELISTED FROM THE NASDAQ NATIONAL MARKET.

     Although Cell Pathways' common stock is presently listed on the Nasdaq National Market, it must maintain certain minimum financial requirements to avoid being delisted. In January 2003, Cell Pathways received notification from Nasdaq that its common stock would be delisted from the Nasdaq National Market because its share price fell below the minimum bid requirements and thereby failed to comply with Nasdaq marketplace rules. Cell Pathways appealed the delisting notification and attended a hearing with Nasdaq which was held on February 27, 2003. On March 21, 2003, Cell Pathways was informed that its common stock will continue to be listed on the Nasdaq National Market until June 30, 2003 in order to allow consummation of the merger, provided Cell Pathways complies with all of the requirements for continued listing on the Nasdaq National Market with the exception of the minimum bid requirement. If Cell Pathways' common stock is delisted, the liquidity of Cell Pathways' common stock would be impaired, and Cell Pathways' efforts to raise additional capital would be negatively impacted.

CELL PATHWAYS HAS A HISTORY OF OPERATING LOSSES AND MAY NEVER BECOME PROFITABLE WHICH MAY CAUSE THE VALUE OF ITS COMMON STOCK TO DECREASE.

     Cell Pathways is a development stage pharmaceutical company that has experienced significant operating losses since its inception in 1990. Cell Pathways reported operating losses of $18.2 million, $33.1 million and $29.2 million in 2002, 2001 and 2000, respectively, and as of December 31, 2002, had an accumulated deficit of $141.2 million. Cell Pathways has not received any revenue from the sale of its own products, none of which has been approved for marketing, and has received only immaterial revenues from marketing and selling the products of others. Cell Pathways expects to incur additional operating losses for at least the next several years. If Cell Pathways succeeds in obtaining marketing approval for any of its product candidates, it will incur significant manufacturing and marketing costs. Cell Pathways' ability to achieve profitability, if the merger is not consummated, is dependent on its ability, alone or with others, among other things, to:

     - obtain additional financing;

     - successfully complete the development of its product candidates;

     - obtain required regulatory approvals;

     - successfully manufacture and market, or have others successfully manufacture and market, its product candidates;

     - successfully market any products it may in-license from third parties;
       and

     - gain market acceptance for its product candidates.

THE TERMINATION FEE PROVIDED FOR IN THE MERGER AGREEMENT MAY DISCOURAGE OTHER COMPANIES FROM TRYING TO ACQUIRE CELL PATHWAYS IF THE MERGER IS NOT CONSUMMATED.

     Cell Pathways has agreed to pay a $1.25 million termination fee to OSI in specified circumstances if the merger agreement is terminated and within nine months thereafter Cell Pathways consummates a strategic transaction with a company other than OSI. The termination fee could discourage other companies from trying to acquire Cell Pathways.

                          RISKS RELATING TO THE MERGER

BECAUSE THE EXCHANGE RATIO FOR THE MERGER CONSIDERATION IS FIXED, AT THE TIME THAT YOU VOTE ON THE MERGER, YOU WILL NOT KNOW THE MARKET VALUE OF THE OSI COMMON STOCK YOU WILL RECEIVE IN THE MERGER.

     Each share of Cell Pathways common stock will be exchanged for 0.0567 shares of OSI common stock and a contingent value right to receive 0.04 shares of OSI common stock upon completion of the merger regardless of changes in the market value of Cell Pathways common stock or OSI common stock. The contingent value right represents a right to receive a fraction of a share of OSI common stock for each share of Cell Pathways common stock in the event an NDA is accepted for filing by the FDA for either of Cell Pathways' two clinical candidates, Aptosyn(R) (exisulind) or CP461 within five years of consummation of the merger. These exchange ratios are fixed numbers and the merger agreement does not contain any provision to adjust these ratios for changes in the market price of either Cell Pathways common stock or OSI common stock. Neither party is permitted to terminate the merger agreement solely because of changes in the market price of OSI common stock or Cell Pathways common stock. Consequently, the specific dollar value of OSI common stock you will receive will depend on the market value of OSI common stock at the time of completion of the merger and may decrease from the date that you submit your proxy. You are urged to obtain recent market quotations for OSI common stock and Cell Pathways common stock. Neither OSI nor Cell Pathways can predict or give any assurances as to the market price of OSI common stock at any time before or after the merger. The prices of OSI common stock and Cell Pathways common stock may vary because of factors such as:

     - changes in the business, operating results or prospects of OSI or Cell Pathways;

     - actual or anticipated variations in quarterly results of operations of OSI or Cell Pathways;

     - market assessments of the likelihood that the merger will be completed;

     - the timing of the completion of the merger;

     - announcements or launching of technological innovations or new therapeutic products by others;

     - negative or neutral clinical trial results;

     - developments concerning strategic alliance agreements;

     - negative clinical or safety results from OSI's and/or Cell Pathways' competitors' products;

     - changes in government regulation including pricing controls;

     - delays with the FDA in the approval process for Tarceva(TM) and other clinical candidates;

     - developments in patent or other proprietary rights;

     - public concern as to the safety of OSI's and/or Cell Pathways' products and potential products;

     - future sales of substantial amounts of OSI's common stock by existing stockholders; and

     - comments by securities analysts and general market conditions.

THE CONTINGENT VALUE RIGHTS MAY NOT BE AVAILABLE TO YOU IF AN NDA FOR APTOSYN(R) OR CP461 IS NOT ACCEPTED FOR FILING BY THE FDA WITHIN FIVE YEARS OF CONSUMMATION OF THE MERGER.

     After the merger, Aptosyn(R) and CP461 will be integrated into OSI's product pipeline and will consequently be subject to the same development considerations and risks that OSI's current potential oncology products face. Aptosyn(R) and CP461 may be found to be ineffective or to cause harmful side effects in the course of their respective clinical trials which could result in a determination to cease development of either or both of such products. Additionally, conducting successful clinical trials often takes a number of years. It is possible that sufficient results from such trials needed for an NDA filing may not be achieved within the five-year term of the contingent value rights. (See "Risk Factors -- Risks Relating to OSI" beginning on page 10.)

IF OSI IS NOT SUCCESSFUL IN INTEGRATING AND ASSIMILATING THE CELL PATHWAYS BUSINESS INTO ITS OWN BUSINESS, THEN THE BENEFITS OF THE MERGER WILL NOT BE FULLY REALIZED AND THE MARKET PRICE OF OSI'S COMMON STOCK MAY BE NEGATIVELY AFFECTED.

     OSI and Cell Pathways entered into the merger agreement with the expectation that the merger will result in benefits arising out of the combination of the anti-cancer platforms of OSI and Cell Pathways. To realize benefits from the merger, OSI will face the following post-merger challenges:

     - transitioning the clinical trials for Aptosyn(R) and CP461 and continuing development of these clinical candidates; and

     - developing new products that utilize the assets and resources acquired from Cell Pathways.

     OSI anticipates that it will take between six and nine months to effectively transition full management and oversight for Aptosyn(R) and CP461 to the OSI development group. In order to provide for a smooth transition, OSI has developed a detailed transition plan that includes the maintenance of temporary employment arrangements with certain Cell Pathways employees during the transition period. The loss of these temporary employees could cause some delay in the programs and require a modest increase in funding paid to contract research organizations to support the studies. These challenges, if not successfully met by OSI, could result in diversion of OSI management and employee attention.

THE ISSUANCE OF OSI COMMON STOCK IN CONNECTION WITH THE MERGER COULD DECREASE THE MARKET PRICE OF OSI COMMON STOCK.

     Based on the number of shares of Cell Pathways common stock outstanding as of April 28, 2003, at the closing of the merger, OSI will issue to Cell Pathways stockholders 2,238,283 shares of OSI common stock and 39,475,882 contingent value rights, assuming no exercise of outstanding options or warrants to purchase Cell Pathways common stock before the merger becomes effective, and 2,467,644 shares of OSI common stock and 43,521,051 contingent value rights, assuming full exercise of all options and warrants outstanding to purchase Cell Pathways common stock. The issuance of the OSI common stock may result in substantial fluctuations in the price of OSI common stock, including a stock price decline. The decrease may or may not be the result of the dilutive effect of the additional shares to be issued in connection with the merger. The issuance of these shares could also impair OSI's ability to raise capital through sales of additional common stock.

CELL PATHWAYS' OFFICERS AND DIRECTORS HAVE INTERESTS DIFFERENT FROM YOURS THAT MAY INFLUENCE THEM TO SUPPORT OR APPROVE THE MERGER.

     In considering the recommendation of the Cell Pathways Board of Directors to approve the merger, Cell Pathways stockholders should recognize that some of Cell Pathways directors and officers may have interests which differ from those of Cell Pathways stockholders because of employment arrangements, consulting arrangements, change of control agreements, indemnification and liability insurance and other reasons. These reasons are described under the heading "The Merger and The Merger Agreement -- Interests of Cell Pathways' Directors and Executive Officers in the Merger" beginning on page 37.

OSI FACES DIFFERENT MARKET RISKS FROM THOSE FACED BY CELL PATHWAYS AND THESE RISKS MAY CAUSE THE VALUE OF THE SHARES OF OSI COMMON STOCK ISSUED TO YOU TO DECLINE.

     In the merger you will receive shares of OSI common stock. OSI common stock has experienced fluctuations in price and volume. The business, strategy and financial condition of OSI is different from that of Cell Pathways. OSI's results of operations, as well as the price of OSI common stock, may be affected by various factors different from those affecting Cell Pathways' results of operations and its common stock price. Future events that may not have affected the price of Cell Pathways common stock may cause the price of OSI common stock to decline.

                             RISKS RELATING TO OSI

OSI HAS INCURRED LOSSES SINCE ITS INCEPTION, AND OSI EXPECTS TO INCUR LOSSES OVER THE NEXT FEW YEARS, WHICH MAY CAUSE THE VALUE OF ITS COMMON STOCK TO DECREASE.

     OSI has had net operating losses since its inception in 1983. At December 31, 2002, OSI's accumulated deficit was approximately $354.3 million. OSI's net operating losses were $218.5 million, $23.8 million and $16.3 million for fiscal years 2002, 2001 and 2000, respectively. The net operating loss for fiscal 2002 included an in-process research and development charge of $130.2 million related to the acquisition of certain assets from Gilead Sciences, Inc. OSI's losses have resulted principally from costs incurred in research and development, acquired in-process research and development and from general and administrative costs associated with OSI's operations. These costs have exceeded its revenues, and OSI expects them to continue to do so until OSI generates significant sales from marketed products.

     OSI expects to continue to incur operating losses over the next few years as a result of its expenses for the development of Tarceva(TM) and its other clinical products and its research programs. These expenses include enhancements in its drug discovery technologies and increases in the resources OSI will devote to its internally funded proprietary projects. OSI does not expect to generate revenues from the sale of its potential products for the next few years, and OSI expects to continue to incur operating losses during this period.

ALTHOUGH OSI HAS POTENTIAL ONCOLOGY PRODUCTS THAT APPEAR TO BE PROMISING AT EARLY STAGES OF DEVELOPMENT AND IN CLINICAL TRIALS, NONE OF ITS POTENTIAL ONCOLOGY PRODUCTS MAY REACH THE MARKET FOR A NUMBER OF REASONS.

     Successful research and development of pharmaceutical products is high risk. Most projects and development candidates fail to reach the market. OSI's success depends on the discovery of new drugs that it can commercialize. It is possible that none of OSI's potential oncology products, including Tarceva(TM), may ever reach the market for a number of reasons. They may be found ineffective or cause harmful side effects during pre-clinical testing or clinical trials or fail to receive necessary regulatory approvals. OSI may find that certain products cannot be manufactured on a commercial scale basis and, therefore, they may not be economical to produce. OSI's products could also fail to achieve market acceptance or be precluded from commercialization by proprietary rights of third parties.

     OSI has a number of oncology product candidates in various stages of development and does not expect them to be commercially available for a number of years, if at all. All but six of OSI's product candidates are in the pre-clinical development phase. The six candidates that are in clinical trials will still require significant research and development and regulatory approvals before OSI or its collaborative partners will be able to market them.

IF OSI HAS A SETBACK IN ITS TARCEVA(TM) PROGRAM, ITS STOCK PRICE WOULD ALMOST CERTAINLY DECLINE.

     OSI is currently conducting four Phase III clinical trials for Tarceva(TM). If it does not receive any positive results from these trials, OSI would need to conduct additional clinical trials or abandon its Tarceva(TM) program. Since Tarceva(TM) is OSI's most advanced product candidate, a setback of this nature would almost certainly cause a decline in its stock price. In August 2002, AstraZeneca PLC announced unfavorable results from its clinical trials which were testing its drug candidate, Iressa, which is in the same class of targeted therapies as Tarceva(TM), in combination with traditional chemotherapy agents for the treatment of front-line non-small cell lung cancer. While there are important differences between Iressa and Tarceva(TM) and AstraZeneca's clinical program and OSI's clinical program, including structure, formulation, pharmacokinetics and Phase III trial design and dosing, two of OSI's four Phase III trials are designed to test Tarceva(TM) in combination with chemotherapy agents for front-line non-small cell lung cancer in studies whose design share many similarities with AstraZeneca's trials. A positive outcome from these two trials must now be considered higher risk.

SET-BACKS ON THE PART OF OSI'S COMPETITORS WHO ARE DEVELOPING DRUGS IN THE HER1/EGFR FIELD HAVE HISTORICALLY CAUSED VOLATILITY IN OSI'S STOCK PRICE AND COULD DO SO IN THE FUTURE.

     OSI's major competitors who are developing drugs in the HER1/EGFR field which are similar to OSI's most advanced clinical candidate, Tarceva(TM), have suffered setbacks with respect to their drug candidates during the last 18 months which have impacted OSI's stock price by raising concerns regarding the HER1/ EGFR class of targeted therapies. Both AstraZeneca and ImClone Systems Incorporated, which have each been developing drug candidates in the same class of HER1/EGFR targeted therapies as Tarceva(TM), suffered setbacks in their programs during the last 18 months. On December 28, 2001, ImClone announced that it had received a letter from the FDA advising it that the FDA was not accepting for filing ImClone's rolling Biologics License Application for its drug candidate, Erbitux, a monoclonal antibody designed to target and block the HER1/EGFR gene, which was then in Phase II trials. In August 2002, AstraZeneca announced unfavorable results from its clinical trials that were testing its drug candidate, Iressa, in combination with traditional chemotherapy agents for the treatment of front-line non-small cell lung cancer. These setbacks resulted in casting doubt amongst some investors on all drug candidates targeting the HER1/EGFR gene, including Tarceva(TM), which led to declining stock prices for OSI and others developing drugs in this class. Although no immediate material impact on OSI's common stock was seen with the ImClone announcement, on the day of AstraZeneca's announcement, OSI's stock price declined $18.73 per share, or 57%. On May 5, 2003, AstraZeneca received FDA approval for Iressa, its anti-EGFR drug as a monotherapy for the treatment of advanced non-small cell lung cancer. Additional set-backs, whether before or after FDA approval, on the part of OSI's competitors could result in a further decrease in its stock price.

IF OSI IS UNABLE TO DEMONSTRATE ACCEPTABLE SAFETY AND EFFICACY OF TARCEVA(TM) DURING CLINICAL TRIALS, IT WILL NOT BE ABLE TO OBTAIN REGULATORY APPROVAL AND THUS WILL NOT BE ABLE TO COMMERCIALIZE AND GENERATE REVENUES FROM TARCEVA(TM).

     OSI must continue to demonstrate, through pre-clinical testing and clinical trials, that Tarceva(TM) is safe and effective. The results from pre-clinical testing and early clinical trials may not be predictive of results obtained in subsequent clinical trials, and OSI cannot be sure that its clinical trials will demonstrate the safety and efficacy necessary to obtain regulatory approval for Tarceva(TM). A number of companies in the biotechnology and pharmaceutical industries have suffered significant setbacks in advanced clinical trials, even after obtaining promising results in earlier trials. In addition, certain clinical trials for oncology drugs are conducted with patients having the most advanced stages of disease. During the course of treatment, these patients often die or suffer other adverse medical effects for reasons that may not be related to the pharmaceutical agent being tested. These events can complicate OSI's analysis of clinical trial results and may lead to misinterpretation of clinical trial results. Any significant delays in, or termination of, clinical trials for Tarceva(TM) may hinder OSI's ability to obtain regulatory approval of Tarceva(TM). Any delays in obtaining or failure to obtain regulatory approval will delay or prevent, respectively, OSI from commercializing and generating revenues from Tarceva(TM).

IF OSI DOES NOT MAINTAIN ITS CO-DEVELOPMENT AND MARKETING ALLIANCE WITH GENENTECH INC. AND ROCHE FOR TARCEVA(TM), ITS ABILITY TO PROCEED WITH THE TIMELY AND PROFITABLE MANUFACTURE AND SALE OF TARCEVA(TM) MAY BE COMPROMISED OR DELAYED.

     Tarceva(TM) is being developed in an alliance with Genentech Inc. and Roche. The development program is managed by the three parties under a global development committee. Genentech and Roche are each managing one of the Phase III trials in non-small cell lung cancer testing Tarceva(TM) in combination with cytotoxic chemotherapy. OSI is managing two Phase III trials in refractory non-small cell lung cancer and pancreatic cancer. The loss of either party during the development program could cause a delay in completion of the trials. If Tarceva(TM) receives regulatory approval, Genentech will lead the marketing effort in the United States and Roche will market it in the rest of the world. OSI has entered into agreements with both Genentech and Roche with respect to the alliance. The term of the OSI/Genentech agreement continues until the date on which neither OSI nor Genentech is entitled to receive a share of the operating profits or losses on any products resulting from the collaboration, that is, until the date that OSI and Genentech mutually agree to terminate their collaboration or until either party exercises its early termination rights as described as follows. The OSI/Genentech agreement is subject to early termination in the event of certain customary defaults, such as material breach of the agreement and bankruptcy. In addition, beginning January 8, 2003, Genentech has the right to terminate the OSI/Genentech agreement with six months prior written notice. The term of the OSI/Roche agreement continues until the date on which OSI is no longer entitled to receive a royalty on products resulting from the development of Tarceva(TM), that is, until the date of expiration or revocation or complete rejection of the last to expire patent covering Tarceva(TM) or, in countries where there is no valid patent covering Tarceva(TM), on the 10(th) anniversary of the first commercial sale of Tarceva(TM) in that country. The OSI/Roche agreement is subject to early termination in the event of certain customary defaults, such as material breach of the agreement and bankruptcy. In addition, after July 30, 2003, Roche may terminate the agreement on a country-by-country basis with six months prior written notice. After such time OSI also has the right to terminate the agreement on a country-by-country basis if Roche has not launched or marketed a product in such country under certain circumstances. If OSI does not maintain a successful collaborative partnership with Genentech and Roche for the co-development and commercialization of Tarceva(TM), it may be forced to focus its efforts internally to commercialize Tarceva(TM) which would require a greater expenditure of financial resources and may cause a delay in launch and market penetration while OSI builds its own commercial operation or seeks alternative partners. Although OSI manages the manufacturing of Tarceva(TM) for the U.S. market through third party providers, there may be a delay in its ability to scale up if OSI is required to replace Roche's manufacturing role in markets outside of the United States.

IF OSI'S COMPETITORS WHO ARE DEVELOPING DRUGS IN THE HER1/EGFR FIELD RECEIVE FDA APPROVAL FOR THEIR DRUG CANDIDATES AND COMMENCE MARKETING SUCH PRODUCTS SIGNIFICANTLY IN ADVANCE OF OSI'S LAUNCH OF TARCEVA(TM), THEN ITS ABILITY TO COMPETE FOR SALES IN THIS MARKET MAY BE A GREATER CHALLENGE.

     If OSI's competitors, some of which have greater resources than OSI, receive FDA approval for their drugs and begin marketing those products significantly in advance of OSI's launch of Tarceva(TM), it may be more difficult for OSI to penetrate the market and its sales may be less than projected. This could negatively impact OSI's potential future profitability and the scope of its operations including research and development of OSI's other oncology drug candidates. On May 5, 2003, AstraZeneca received FDA approval for Iressa, its anti-EGFR drug as a monotherapy for the treatment of advanced non-small cell lung cancer.

IF OSI'S COMPETITORS SUCCEED IN DEVELOPING PRODUCTS AND TECHNOLOGIES THAT ARE MORE EFFECTIVE THAN ITS OWN, OSI'S PRODUCTS AND TECHNOLOGIES MAY BE RENDERED LESS COMPETITIVE.

     OSI faces significant competition from industry participants that are pursuing similar products and technologies as OSI is and are developing pharmaceutical products that are competitive with OSI's potential products. Where OSI is developing products independently, some of the organizations competing with it have greater capital resources, larger overall research and development staffs and facilities, and more extensive experience in drug discovery and development, obtaining regulatory approval and pharmaceutical product manufacturing and marketing. With these additional resources, OSI's competitors may be able to respond to the rapid and significant technological changes in the biotechnology and pharmaceutical industries faster than OSI can. OSI's future success will depend in large part on its ability to maintain a competitive position with respect to these technologies. Rapid technological development may result in OSI's compounds, products or processes becoming obsolete before OSI can recover any of the expenses incurred to develop them.

     In particular, OSI faces significant competition from other biotechnology and pharmaceutical companies which are currently developing drugs similar to Tarceva(TM) that could dilute OSI's potential for sales from Tarceva(TM). OSI is aware of at least three companies, some of which have resources substantially greater than OSI does, which currently have drugs similar to Tarceva(TM) in substantial clinical development programs. On May 5, 2003, AstraZeneca received FDA approval for Iressa, its anti-EGFR drug as a monotherapy for the treatment of advanced non-small cell lung cancer. In addition, ImClone/Bristol Myers Squibb and Abgenix, Inc./Amgen, Inc. are developing a different kind of product, humanized antibodies, against the HER1/EGFR target. The ImClone product is currently in Phase III trials, and the Abgenix product is in Phase II trials. If

OSI's competitors succeed in developing drugs similar to Tarceva(TM) that are more effective than OSI's, OSI's product may not gain widespread market acceptance.

IF OSI IS UNABLE TO ESTABLISH A COMMERCIAL INFRASTRUCTURE FOR THE MARKETING FOR NOVANTRONE(R) OR FOR ITS POTENTIAL ONCOLOGY PRODUCTS OTHER THAN TARCEVA(TM), OSI WILL NEED TO ENTER INTO AND MAINTAIN ARRANGEMENTS WITH THIRD PARTIES FOR COMMERCIALIZATION OF THESE PRODUCTS WHICH COULD SUBSTANTIALLY DIMINISH ITS SHARE OF THE REVENUES FROM THE SALES OF THESE PRODUCTS.

     In order to successfully commercialize OSI's other product candidates, OSI must be able to:

     - manufacture its products in commercial quantities at reasonable costs;

     - obtain reimbursement coverage for its products;

     - compete favorably against other products; and

     - market its products successfully.

     In order to continue to generate sales of Novantrone(R), OSI will need to establish and maintain a commercial infrastructure.

     OSI may not be successful in establishing a commercial infrastructure to enable it to accomplish the above with respect to Novantrone(R) and OSI's other potential products other than Tarceva(TM). If OSI is unsuccessful or delayed in establishing this infrastructure, it would need to enter into and successfully maintain additional commercialization agreements. This would result in OSI's receipt of a decreased share of the revenues generated from the sale of these products and would result in decreased revenues from sales of Novantrone(R) for oncology indications.

IF OSI'S COLLABORATIVE PARTNERS OR OTHER THIRD PARTY CONTRACTORS GIVE OTHER PRODUCTS GREATER PRIORITY THAN OSI'S PRODUCTS, OSI'S PRODUCTS MAY BE SUBJECT TO DELAYS IN RESEARCH AND DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION THAT MAY IMPEDE ITS ABILITY TO TAKE THEM TO MARKET BEFORE ITS COMPETITORS. THIS MAY RENDER OSI'S PRODUCTS OBSOLETE OR MAY RESULT IN LOWER THAN ANTICIPATED REVENUES FOR OSI.

     OSI relies on some of its collaborative partners and certain third party contractors to assist with research and development as well as the manufacture of its potential products in their FDA-approved manufacturing facilities. Some of its collaborative agreements allow these parties significant discretion in electing whether or not to pursue the activities that they have agreed to pursue for OSI. OSI cannot control the amount and timing of resources these parties devote to its programs or potential products. OSI's potential products may be in competition with other products for priority of access to these parties' research and development and manufacturing facilities. If these parties do not give significant priority to the research and development or manufacture of OSI's potential products in an effective or timely manner, the clinical development of OSI's product candidates or their submission for regulatory approval could be delayed, and OSI's ability to deliver products to the market on a timely basis could be impaired. Furthermore, OSI may not be able to enter into any necessary third party research and development or manufacturing arrangements on acceptable terms, if at all.

IF GOVERNMENT AGENCIES DO NOT GRANT OSI OR ITS COLLABORATIVE PARTNERS REQUIRED APPROVALS FOR ANY OF ITS POTENTIAL PRODUCTS, OSI OR ITS COLLABORATIVE PARTNERS WILL NOT BE ABLE TO MANUFACTURE AND SELL OSI'S PRODUCTS.

     All of OSI's potential products must undergo an extensive regulatory approval process in the United States and other countries. This regulatory process, which includes pre-clinical testing and clinical trials of each compound to establish its safety and efficacy, can take many years and requires the expenditure of substantial resources. Moreover, data obtained from pre-clinical and clinical activities are susceptible to varying interpretations that could delay, limit or prevent regulatory approval. The FDA and the other regulatory agencies in additional markets which are material to OSI and its collaborative partners (i.e., the European Union Health Authorities (EMEA) and the Japanese Ministry of Health) may delay or deny the approval of OSI's proposed products. None of OSI's products has yet received governmental approval, and none may ever do so. If OSI does not receive the required regulatory approvals, OSI or its collaborative partners will not be able to manufacture and sell its products.

     Even if OSI obtains regulatory approval, a marketed product and its manufacturer are subject to continuing review, including post-marketing surveillance. OSI may be required to withdraw its product from the market if previously unknown problems are discovered. Violations of regulatory requirements at any stage may result in various unfavorable consequences to OSI, including the FDA's imposition of criminal penalties against the manufacturer and the holder of the NDA.

OSI'S RELIANCE ON THIRD PARTIES SUCH AS CLINICAL DISTRIBUTORS, MANUFACTURERS AND CLINICAL RESEARCH ORGANIZATIONS, OR CROS, MAY RESULT IN DELAYS IN COMPLETING, OR A FAILURE TO COMPLETE, CLINICAL TRIALS IF THEY FAIL TO PERFORM UNDER OSI'S AGREEMENTS WITH THEM.

     From time to time in the course of product development, OSI may engage clinical distributors, manufacturers and/or CROs to manufacture and distribute the product candidate and to conduct and manage clinical studies and to assist OSI in guiding products through the FDA review and approval process. Because OSI has engaged and intends to engage clinical distributors, manufacturers and CROs to help OSI obtain market approval for its drug candidates, many important aspects of this process have been and will be out of its direct control. If the clinical distributors, manufacturers and CROs fail to perform their obligations under OSI's agreements with them or fail to manufacture and distribute the product candidate and to perform clinical trials in a satisfactory manner, OSI may face delays in completing OSI's clinical trials, as well as commercialization of any drug candidate. Furthermore, any loss or delay in obtaining contracts with such entities may also delay the completion of OSI's clinical trials and the market approval of drug candidates.

IF OSI CANNOT PROTECT ITS INTELLECTUAL PROPERTY RIGHTS, OSI'S ABILITY TO DEVELOP AND COMMERCIALIZE ITS PRODUCTS WILL BE SEVERELY LIMITED.

     As of April 28, 2003, OSI held 26 U.S. patents, 93 foreign patents, 35 pending applications for U.S. patents, four of which have been allowed, and 165 applications for foreign patents, two of which have been allowed. Moreover, OSI jointly holds with Pfizer, Inc. rights to numerous issued U.S. and foreign patents and pending U.S. and foreign patent applications. OSI also jointly holds, with North Carolina State University, two issued U.S. patents and certain U.S. and foreign pending patent applications. OSI intends to continue to aggressively seek patent protection for all of the product candidates that it has discovered, developed or acquired.

     OSI's success depends, in part, on its ability and its collaborative partners' ability to obtain patent protection for new product candidates, maintain trade secret protection and operate without infringing the proprietary rights of third parties. As with most biotechnology and pharmaceutical companies, its patent position is highly uncertain and involves complex legal and factual questions. Without patent and other similar protection, other companies could offer substantially identical products for sale without incurring the sizable discovery and development costs that OSI has incurred. OSI's ability to recover these expenditures and realize profits upon the sale of products could be diminished.

     The process of obtaining patents can be time consuming and expensive with no certainty of success. Even if OSI spends the necessary time and money, a patent may not issue or it may insufficiently protect the technology it was intended to protect. OSI can never be certain that OSI was first to develop the technology or that OSI was the first to file a patent application for the particular technology because most U.S. patent applications are confidential until a patent issues, and publications in the scientific or patent literature lag behind actual discoveries.

     The degree of future protection for OSI's proprietary rights will remain uncertain if its pending patent applications are not approved for any reason or if OSI is unable to develop additional proprietary technologies that are patentable. Furthermore, third parties may independently develop similar or alternative technologies, duplicate some or all of its technologies, design around its patented technologies or challenge its issued patents.

IF OTHER COMPANIES CLAIM THAT OSI INFRINGES ON THEIR INTELLECTUAL PROPERTY RIGHTS, OSI MAY BE SUBJECT TO COSTLY AND TIME-CONSUMING LITIGATION AND DELAYS IN PRODUCT INTRODUCTION.

     OSI's processes and potential products may conflict with patents which have been or may be granted to competitors, academic institutions or others. As the biotechnology and pharmaceutical industries expand and more patents are filed and issued, the risk increases that OSI's product candidates may give rise to a declaration of interference by the U.S. Patent and Trademark Office, or to claims of patent infringement by other companies, institutions or individuals. These entities or persons could bring legal proceedings against OSI seeking substantial damages or seeking to enjoin OSI from testing, manufacturing or marketing OSI's products. If any of these actions were successful, OSI may also be required to cease the infringing activity or obtain the requisite licenses or rights to use the technology which may not be available to OSI on acceptable terms, if at all. Any litigation, regardless of the outcome, could be extremely costly to OSI.

IF OTHER BIOTECHNOLOGY AND PHARMACEUTICAL COMPANIES ARE NOT WILLING TO PAY APPROPRIATE ROYALTIES FOR THE USE OF OSI'S PATENTED "GENE TRANSCRIPTION ESTATE," OSI MAY NEED TO EXPEND SUBSTANTIAL AMOUNTS OF FUNDS AND RESOURCES IF OSI CHOOSES TO ENFORCE THE PATENTS.

     OSI licenses to other companies rights to use its patented "gene transcription estate" which consists of drug discovery assays that provide a way to identify novel product candidates that can control the activity of genes. OSI believes technology and practices covered by these patents are in widespread use in the pharmaceutical and biotechnology industries. To date, OSI has granted seven licenses to use its gene transcription patents. If other pharmaceutical and biotechnology companies which OSI believes are using its patented technology are not willing to negotiate license arrangements with OSI on reasonable terms, OSI may have to choose between abandoning its licensing strategy or initiating legal proceedings against those companies. Legal action, particularly patent infringement litigation, is extremely costly.

IF OSI OR ITS COLLABORATIVE PARTNERS ARE REQUIRED TO OBTAIN LICENSES FROM THIRD PARTIES, OSI'S REVENUES AND ROYALTIES ON ANY COMMERCIALIZED PRODUCTS COULD BE REDUCED.

     The development of some of OSI's products may require the use of technology developed by third parties. The extent to which efforts by other researchers have resulted or will result in patents and the extent to which OSI or its collaborative partners are forced to obtain licenses from others, if available, is currently unknown. If OSI or its collaborative partners must obtain licenses from third parties, fees must be paid for such licenses. These fees would reduce the revenues and royalties OSI may receive on commercialized products.

THE USE OF ANY OF OSI'S POTENTIAL PRODUCTS IN CLINICAL TRIALS AND THE SALE OF ANY APPROVED PRODUCTS MAY EXPOSE OSI TO LIABILITY CLAIMS RESULTING FROM THE USE OF PRODUCTS OR PRODUCT CANDIDATES.

     The nature of OSI's business exposes it to potential liability risks inherent in the testing, manufacturing and marketing of drug discovery candidates and products. Using OSI's drug candidates in clinical trials may expose it to product liability claims. These risks will expand with respect to drugs, if any, that receive regulatory approval for commercial sale. While OSI currently maintains product liability insurance that OSI believes is adequate, such insurance may not be available at reasonable rates, if at all, in the future. If OSI does not or cannot maintain adequate insurance coverage, OSI may incur significant liability if a product liability claim arises.

IF OSI CANNOT OBTAIN ADEQUATE FUNDING FOR ITS RESEARCH AND DEVELOPMENT EFFORTS OR ITS PROJECTED FUTURE SALES ARE DELAYED OR DIMINISHED, OSI MAY HAVE TO LIMIT THE SCOPE OF ITS PROPRIETARY PRODUCT DEVELOPMENT IN FUTURE YEARS OR ENTER INTO MORE RESTRICTIVE ARRANGEMENTS WITH COLLABORATIVE PARTNERS.

     As of December 31, 2002, OSI's cash reserves, consisting of cash, cash equivalents, restricted short and long-term investments, and unrestricted short-term investments, aggregated $445.8 million. Following the completion and assimilation of the Cell Pathways and Novantrone(R) transactions, OSI estimates its cash reserves will decline to approximately $250 million as of September 30, 2003. Additionally, OSI estimates its cash burn will be less than $100 million in fiscal 2004, and has established a goal of achieving profitability and positive cash flow within 18 to 24 months of a successful market launch of Tarceva(TM).

     OSI's future capital requirements will depend on many factors, including the size and complexity of OSI's research and development programs, the progress of pre-clinical testing and early stage clinical trials, the time and costs involved in obtaining regulatory approvals for OSI's product candidates, the costs of manufacturing arrangements and the costs of commercialization activities.

     Although OSI believes its current cash reserves are sufficient for its near-term operating needs, OSI may choose to raise additional funds through public or private sales of its securities, including equity securities, as well as from collaborative partners in order to further its growth. OSI may not be able to obtain adequate funding from the sale of its securities or from collaborative partners on reasonable or acceptable terms, if at all. Furthermore, any additional equity financings may dilute the value of the common stock held by its stockholders. If adequate funds are not available, OSI may be required to significantly curtail one or more of its research and development programs or obtain funds through arrangements with collaborative partners or others that may require it to relinquish certain of OSI's rights to a number of OSI's technologies or product candidates.

IF THE MARKET PRICE OF OSI'S COMMON STOCK, SIMILAR TO OTHER BIOTECHNOLOGY COMPANIES, REMAINS HIGHLY VOLATILE, THEN OSI'S STOCKHOLDERS MAY NOT BE ABLE TO SELL THEIR STOCK WHEN DESIRED OR AT DESIRABLE PRICES.

     When the stock prices of companies in the Nasdaq Biotechnology Index fall, OSI's stock price will most likely fall as well. The market price of the common stock of biotechnology and pharmaceutical companies and OSI's common stock has been volatile and may remain volatile for the foreseeable future. From October 1, 2000 through September 30, 2001, the range of OSI's stock price was between $86.38 and $30.19, and the range of the Nasdaq Biotechnology Index was between $1,323.41 and $608.24. From October 1, 2001 through September 30, 2002, the range of OSI's stock price was between $50.94 and $11.50, and the range of the Nasdaq Biotechnology Index was between $978.42 and $397.36. From October 1, 2002 through March 31, 2003, the range of OSI's stock price was between $22.74 and $12.84, and the range of the Nasdaq Biotechnology Index was between $570.48 and $442.09.

     The following factors, among others, some of which are beyond OSI's control, may also cause OSI's stock price to decline:

     - fluctuations in operating results;

     - announcements of technological innovations or new therapeutic products by others;

     - negative or neutral clinical trial results;

     - developments concerning strategic alliance agreements;

     - negative clinical or safety results from OSI's competitors' products;

     - changes in government regulation including pricing controls;

     - delays with the FDA in the approval process for Tarceva(TM) and other clinical candidates;

     - developments in patent or other proprietary rights;

     - public concern as to the safety of OSI's products;

     - future sales of substantial amounts of OSI's common stock by existing stockholders; and

     - comments by securities analysts and general market conditions.

     If OSI's stock price falls, its stockholders may not be able to sell their stock when desired or at desirable prices.

OSI'S OUTSTANDING INDEBTEDNESS HAS INCREASED SUBSTANTIALLY WITH THE ISSUANCE OF CONVERTIBLE SENIOR SUBORDINATED NOTES IN FEBRUARY 2002, AND OSI MAY NOT BE ABLE TO PAY THESE NOTES AND ITS OTHER OBLIGATIONS.

     As a result of the sale of the Convertible Senior Subordinated Notes in February 2002 and the subsequent repurchase of a portion of these notes in August and September 2002, OSI's long-term debt relating to these notes was $160 million as of December 31, 2002 which has significantly increased OSI's interest expense and related debt service costs. Interest payments of $3.2 million are due and payable semi-annually on February 1 and August 1 of each year at the rate of 4% per annum. Cumulative interest payments of $41.6 million are scheduled to be paid between January 1, 2003 and February 1, 2009. The repayment of $160 million of principal is scheduled to occur when the notes mature on February 1, 2009. This long-term debt may:

     - make it more difficult for OSI to obtain any necessary financing in the future for working capital, capital expenditures, debt service requirements or other purposes; and

     - make OSI more vulnerable in the event of a downturn in its business.

     Currently, OSI does not have any product sales and it is not generating sufficient cash flow to satisfy the annual debt service payments that is required as a result of the consummation of the sale of the notes. This may require OSI to use a portion of the proceeds from the sale of the notes to pay interest or borrow additional funds or sell additional equity to meet its debt service obligations after the first three years when the payment of interest on the notes is no longer secured. If OSI is unable to satisfy its debt service requirements, or does not have the funds to repay the notes upon maturity in 2009, it will default on the notes and liquidity problems could result.

OSI'S GOVERNANCE DOCUMENTS AND STATE LAW PROVIDE CERTAIN ANTI-TAKEOVER MEASURES WHICH WILL DISCOURAGE A THIRD PARTY FROM SEEKING TO ACQUIRE IT AND MAY IMPEDE THE ABILITY OF STOCKHOLDERS TO REMOVE AND REPLACE OSI'S BOARD OF DIRECTORS AND, THEREFORE, ITS MANAGEMENT.

     OSI has had a shareholder rights plan, commonly referred to as a "poison pill," since January 1999. The purpose of the shareholder rights plan is to protect stockholders against unsolicited attempts to acquire control of OSI that do not offer a fair price to OSI's stockholders as determined by OSI's Board of Directors. Under the plan, the acquisition of 17.5% or more of OSI's outstanding common stock by any person or group, unless approved by OSI's board of directors, will trigger the right by OSI's stockholders to acquire additional shares of OSI's common stock (and in certain cases the stock of the potential acquiror) at a bargain purchase price, thus significantly increasing the acquisition cost to a potential acquiror. The shareholder rights plan may have the effect of dissuading a potential hostile acquiror from making an offer for OSI's common stock at a price that represents a premium to the then current trading price.

     OSI's certificate of incorporation and by-laws contain certain additional anti-takeover protective devices:

     - No stockholder action may be taken without a meeting, without prior notice and without a vote. Solicitations by consent are thus prohibited.

     - Special meetings of stockholders may be called only by OSI's Board of Directors.

     - Nominations by stockholders of candidates for election to the Board of Directors at OSI's annual meeting of stockholders must be made at least 45 days prior to the date on which OSI first mailed its proxy materials for the prior year's annual meeting of stockholders.

     - The Board of Directors has the authority, without further action by the stockholders, to fix the rights and preferences, and issue shares of, preferred stock. An issuance of preferred stock with dividend and liquidation rights senior to the common stock and convertible into a large number of shares of common stock could prevent a potential acquiror from gaining effective economic or voting control.

     Further, OSI is subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, restricts certain transactions and business combinations between a corporation and a stockholder owning 15% or more of the corporation's outstanding voting stock for a period of three years from the date the stockholder becomes a 15% stockholder.

     In addition to discouraging a third party from acquiring control of OSI, the foregoing provisions could impair the ability of existing stockholders to remove and replace OSI's management and/or Board of Directors.

THE MARKET PRICE OF OSI'S COMMON STOCK MAY DECLINE AS A RESULT OF THE MERGER.

     The market price of OSI's common stock may decline as a result of the merger for a number of reasons, including if:

     - the integration of Cell Pathways' business into OSI's existing operations is not completed in a timely and efficient manner;

     - OSI does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial or industry analysts;

     - the effect of the merger on OSI's financial results is not consistent with the expectations of financial or industry analysts; or

     - significant stockholders of OSI or Cell Pathways decide to dispose of their stock following completion of the merger.

     For a description of and other information about OSI and OSI common stock and the differences between OSI common stock and Cell Pathways common stock, see "Business of OSI" beginning on page 54; "Comparative Per Share Financial Data" on page 22, "Comparative Stock Prices and Dividends" on page 70, and "Comparison of Rights of the OSI and Cell Pathways Stockholders" beginning on page 73.

                   SELECTED HISTORICAL FINANCIAL DATA OF OSI

     OSI is providing the following financial information to assist you in your analysis of the financial aspects of the merger. OSI derived the annual OSI historical information from the consolidated financial statements of OSI as of and for each of the years in the five-year period ended September 30, 2002. The data as of and for the three months ended December 31, 2002 and 2001 has been derived from interim financial statements of OSI, which in the opinion of the OSI's management, include all normal and recurring adjustments that are considered necessary for the fair presentation of the results for the interim period. The information is only a summary and should be read in conjunction with the consolidated financial statements and related notes contained in the OSI annual report on Form 10-K for the fiscal year ended September 30, 2002, as amended, and OSI's quarterly report on Form 10-Q for the quarter ended December 31, 2002, which have been incorporated by reference herein, as well as other information that has been filed with the SEC. See "Where You Can Find More Information" on page 80 for information on where you can obtain copies of this information. The historical results included below and elsewhere in this document are not indicative of the future performance of OSI.

                                     THREE MONTHS ENDED
                                        DECEMBER 31,                     YEARS ENDED SEPTEMBER 30,
                                    --------------------   -----------------------------------------------------
                                      2002       2001       2002(A)    2001(B)    2000(C)    1999(D)    1998(E)
                                    --------   ---------   ---------   --------   --------   --------   --------
                                        (UNAUDITED)
                                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
Consolidated Statement of
    Operations Data:
  Revenues........................  $  4,472   $   5,892   $  21,816   $ 26,022   $ 28,652   $ 22,652   $ 19,468
                                    --------   ---------   ---------   --------   --------   --------   --------
  Expenses:
    Research and development......    28,223      17,254     102,202     56,038     39,622     24,190     20,303
    Acquired in-process research
      and development.............        --     130,200     130,200         --         --        806         --
    Selling, general and
      administrative..............     7,500       5,856      28,069     15,771     10,938      8,679      8,265
    Amortization of intangibles...        54         309       1,255        742        870      1,469      1,461
    Production and service
      costs.......................        --          --          77        262        835      1,753        813
                                    --------   ---------   ---------   --------   --------   --------   --------
    Loss from operations..........  $(31,305)  $(147,727)  $(239,987)  $(46,791)  $(23,613)  $(14,245)  $(11,374)
                                    --------   ---------   ---------   --------   --------   --------   --------
    Other income -- net...........     1,205       4,345       7,904     25,661      3,519      1,156      1,190
    Gain on sale of Anaderm common
      stock.......................        --          --          --         --         --      3,291         --
    Gain on sale of diagnostic
      business....................        --       1,000       1,000         --      3,746         --         --
    Gain on early retirement of
      convertible senior
      subordinated notes -- net...        --          --      12,604         --         --         --         --
                                    --------   ---------   ---------   --------   --------   --------   --------
    Loss before cumulative effect
      of accounting change........  $(30,100)  $(142,382)  $(218,479)  $(21,130)  $(16,348)  $ (9,798)  $(10,184)
                                    --------   ---------   ---------   --------   --------   --------   --------
    Cumulative effect of the
      change in accounting for the
      recognition of
      upfront fees................        --          --          --   $ (2,625)        --         --         --
                                    --------   ---------   ---------   --------   --------   --------   --------
    Net loss......................  $(30,100)  $(142,382)  $(218,479)  $(23,755)  $(16,348)  $ (9,798)  $(10,184)
                                    ========   =========   =========   ========   ========   ========   ========
Basic and diluted net loss per
  common share:
    Loss before cumulative effect
      of change in accounting
      policy......................  $  (0.83)  $   (4.05)  $   (6.07)  $  (0.62)  $  (0.67)  $  (0.46)  $  (0.48)
    Cumulative effect of change in
      accounting policy...........        --          --          --   $  (0.08)        --         --         --
                                    --------   ---------   ---------   --------   --------   --------   --------
    Net loss......................  $  (0.83)  $   (4.05)  $   (6.07)  $  (0.70)  $  (0.67)  $  (0.46)  $  (0.48)
                                    ========   =========   =========   ========   ========   ========   ========
    Weighted average number of
      shares of common stock
      outstanding.................    36,414      35,140      35,978     33,852     24,531     21,451     21,373

                             AS OF DECEMBER 31,                   AS OF SEPTEMBER 30,
                        -----------------------------   ---------------------------------------
                               2002            2001     2002(A)    2001(B)    2000(C)   1999(D)   1998(E)
                        ------------------   --------   --------   --------   -------   -------   -------
                                                         (IN THOUSANDS)
Consolidated Balance
  Sheet Data:
  Cash, cash
     equivalents and
     investment
     securities
     (unrestricted and
     restricted)......       $445,828        $399,447   $476,277   $551,479   $85,065   $18,862   $24,418
  Receivables.........          4,953           6,862      6,981      6,633     1,049     5,194     2,411
  Working capital.....        415,213         385,340    444,556    533,435    80,104    14,562    22,268
  Total assets........        545,637         486,725    579,044    591,689    99,776    47,031    50,418
  Long-term
     liabilities......        167,644          11,630    168,734     14,061     2,719     3,085     2,001
  Stockholders'
     equity...........        349,611         450,411    379,108    549,831    89,882    33,365    43,059

---------------

(a) The fiscal 2002 consolidated financial statements include the acquisition of certain assets from Gilead Sciences, Inc. for approximately $175.7 million in cash and common stock; the issuance of $200.0 million of convertible senior subordinated notes for net proceeds of approximately $193.0 million; the receipt of $4.5 million from the phase-down of OSI's collaboration with Anaderm Research Corporation, of which $1.8 million was recognized as revenue in accordance with SAB No. 101, and the early retirement of $40.0 million aggregate principal amount of convertible senior subordinated notes resulting in a net gain of approximately $12.6 million. (See notes 3(a), 5(b) and 9 to the consolidated financial statements which are part of OSI's 2002 Form 10-K.)

(b) The fiscal 2001 consolidated financial statements include a cumulative effect of the change in accounting principle of $2.6 million relating to the adoption of SAB No. 101; the acquisition of certain assets from British Biotech plc for $13.9 million; $25 million in upfront fees received upon the execution of collaboration agreements with Genentech, Inc. and Roche; net proceeds of approximately $404 million from a public offering of common stock in November 2000; the sale of newly-issued shares of common stock to Genentech and Roche for an aggregate purchase price of $35 million each; and a charge to operations of $5.1 million for the estimated cost of closing OSI's Tarrytown, New York and Birmingham, England facilities. (See notes 1(b), 3(b), 5(a), 10(f), 10(g), 16(a) and 16(b) to the consolidated financial statements which are part of OSI's 2002 Form 10-K.)

(c) The fiscal 2000 consolidated financial statements include a charge to operations of $700,000 representing the cost of a license to use and practice certain of Cadus Pharmaceutical Corporation's technology and patents; a $3.5 million technology access fee received upon the execution of a collaborative research and license agreement with Tanabe Seiyaku Co., Ltd.; non-cash compensation charges of approximately $6.8 million and deferred compensation of approximately $8.8 million associated with options issued to an employee and consultants; net proceeds of approximately $53 million from a private placement of common stock; and a $3.7 million gain resulting from the sale of OSI's diagnostics business, including the assets of OSI's wholly-owned subsidiary, OSDI, Inc., to The Bayer Corporation. (See notes 5(c), 10(a), 10(e), and 17 to the consolidated financial statements which are part of OSI's 2002 Form 10-K.)

(d) The fiscal 1999 consolidated financial statements include the acquisition of Cadus Pharmaceutical Corporation's research business for $2.2 million in cash, including a $806,000 charge to operations for in-process R&D acquired; a gain of $3.3 million on the sale of OSI's Anaderm stock to Pfizer Inc.; and a $535,000 charge to operations for the estimated costs of closing OSI's facilities in North Carolina. (See note 16(c) to the consolidated financial statements which are part of OSI's 2002 Form 10-K.)

(e) The fiscal 1998 consolidated financial statements include approximately $702,000 of license revenue received upon execution of a license agreement with Aurora Biosciences Corporation.

              SELECTED HISTORICAL FINANCIAL DATA OF CELL PATHWAYS

                                                              YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------
                                            2002          2001          2000          1999          1998
                                         -----------   -----------   -----------   -----------   ----------
                                                         (IN THOUSANDS, EXCEPT SHARE DATA)
Consolidated Statement of Operations
  Data:
Revenues:
  Product sales........................  $       537   $        --   $        --   $        --   $       --
  Marketing services...................          611           942           330            --           --
                                         -----------   -----------   -----------   -----------   ----------
                                               1,148           942           330            --           --
                                         -----------   -----------   -----------   -----------   ----------
Expenses:
  Cost of product sold.................          220            --            --            --           --
  Research and development.............       17,145        17,765        22,258        16,255       16,052
  Selling, general and
    administrative.....................        8,704         7,756         7,247         4,849        4,254
  Litigation settlement and
    expense(a).........................       (6,749)        8,492            --            --           --
                                         -----------   -----------   -----------   -----------   ----------
                                              19,320        34,013        29,505        21,104       20,306
                                         -----------   -----------   -----------   -----------   ----------
Operating loss.........................      (18,172)      (33,071)      (29,175)      (21,104)     (20,306)
Interest income, net...................          301         1,667         2,258         1,470          960
                                         -----------   -----------   -----------   -----------   ----------
Net loss...............................  $   (17,871)  $   (31,404)  $   (26,917)  $   (19,634)  $  (19,345)
                                         ===========   ===========   ===========   ===========   ==========
Basic and diluted net loss per common
  share................................  $     (0.51)  $     (1.01)  $     (0.96)  $     (0.79)  $    (3.04)
                                         ===========   ===========   ===========   ===========   ==========
Shares used in computing basic and
  diluted net loss per common share....   34,712,101    31,108,939    28,003,649    24,772,256    6,369,006
                                         ===========   ===========   ===========   ===========   ==========

                                                                    DECEMBER 31,
                                         ------------------------------------------------------------------
                                            2002          2001          2000          1999          1998
                                         -----------   -----------   -----------   -----------   ----------
                                                                   (IN THOUSANDS)
Consolidated Balance Sheet Data:
  Cash, cash equivalents and short-term
    investments........................  $    10,920   $    27,714   $    49,528   $    32,013   $   37,232
  Working capital......................        8,596        23,318        46,192        29,106       33,804
  Total assets.........................       17,470        33,621        54,082        35,279       40,233
  Long-term debt.......................           37           242           458            34          160
  Total stockholders' equity...........       11,703        25,534        48,629        31,463       36,132

---------------

(a) See note 14 to Cell Pathways' consolidated financial statements included in this proxy statement/ prospectus.

                      COMPARATIVE PER SHARE FINANCIAL DATA

     Below is the per share data for the net loss and book value for OSI as of and for the year ended September 30, 2002 and Cell Pathways as of and for the year ended December 31, 2002.

                                        AS OF AND FOR THE THREE MONTHS   AS OF AND FOR THE YEAR ENDED
                                           ENDED DECEMBER 31, 2002            SEPTEMBER 30, 2002
                                        ------------------------------   ----------------------------
HISTORICAL -- OSI:
  Net loss per common
     share -- basic...................              $(0.83)                         $(6.07)
  Net loss per common
     share -- diluted.................              $(0.83)                         $(6.07)
  Book value per common share.........              $ 9.60(a)                       $10.42(a)

                                                  AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2002
                                                  -----------------------------------------------
HISTORICAL -- CELL PATHWAYS:
  Net loss per common share -- basic...........                       $(0.51)
  Net loss per common share -- diluted.........                       $(0.51)
  Book value per common share..................                       $ 0.30(a)

---------------

(a) Calculated utilizing shares outstanding on date indicated.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement/prospectus and the documents we have filed with the SEC that are included or incorporated by reference in this proxy statement/prospectus contain forward-looking statements about OSI's and Cell Pathways' financial condition, results of operations, business strategies, operating efficiencies, competitive positions, growth opportunities for existing products, future success of development-stage products, plans and objectives of management and other matters. These statements can often be identified by the use of forward-looking terminology such as "estimate," "project," "plan," "intend," "expect," "believe," "should," "would," "could," "may," "anticipate," "will," or the negative of such terms or other similar terminology. These statements include, but are not limited to, statements regarding: proposed clinical development of product candidates; anticipated business strategies; sufficiency of resources to fund operating and capital requirements; ability to integrate businesses; the conditions to, and the timetable for, completing the merger; anticipated trends in the pharmaceutical and biotechnology industries; pending and anticipated clinical trials; intentions to introduce new product candidates; agreements and relationships with third parties including collaborators, manufacturers and suppliers; future capital expenditures; the ability to conduct clinical trials and obtain regulatory approval; and operating cash burn rates. These forward-looking statements are found at various places throughout this proxy statement/prospectus.

     Forward-looking statements necessarily involve risks and uncertainties, and our actual results could differ materially from those anticipated in the forward-looking statements due to a number of factors, including those set forth under "Risk Factors." The factors set forth under "Risk Factors" and other cautionary statements made in this proxy statement/prospectus should be read and understood as being applicable to all related forward-looking statements wherever they appear in this proxy statement/prospectus. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of accuracy, performance or achievements. Moreover, we do not assume responsibility for the accuracy and completeness of such statements. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement/prospectus.

                       THE CELL PATHWAYS SPECIAL MEETING

     This proxy statement/prospectus is being furnished to stockholders of Cell Pathways as of the record date as part of the solicitation of proxies by the Cell Pathways Board of Directors for use at the special meeting called to adopt the merger agreement.

DATE, TIME AND PLACE

     Cell Pathways will hold the special meeting at the Philadelphia Marriott West, located at 111 Crawford Avenue, West Conshohocken, Pennsylvania, at 9:00 a.m., local time, on Tuesday, June 10, 2003.

PURPOSE OF THE SPECIAL MEETING

     At the special meeting, Cell Pathways will ask holders of Cell Pathways common stock to adopt the merger agreement. The Cell Pathways Board of Directors has unanimously determined that the merger agreement and the transactions contemplated thereby, are fair to and in the best interests of Cell Pathways and its stockholders.

     THE CELL PATHWAYS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

     Only holders of record of Cell Pathways common stock at the close of business on April 11, 2003, the record date, are entitled to notice of and to vote at the special meeting. On the record date, 39,475,882 shares of Cell Pathways common stock were issued and outstanding and held by approximately 1,300 holders of record. A quorum is present at the special meeting if a majority of all the shares of Cell Pathways common stock issued and outstanding on the record date and entitled to vote at the special meeting are represented at the special meeting in person or by a properly executed proxy. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. Holders of record of Cell Pathways common stock on the record date are entitled to one vote per share on each matter submitted to a vote at the special meeting.

VOTE REQUIRED

     The adoption of the merger agreement requires the affirmative vote of stockholders holding a majority of the shares of Cell Pathways common stock outstanding and entitled to vote on the record date. Because the required vote of Cell Pathways stockholders is based upon the number of outstanding shares of Cell Pathways common stock, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the special meeting, including abstentions and broker non-votes, will have the same effect as a vote against the adoption of the merger agreement.

SHARES OWNED BY CELL PATHWAYS' DIRECTORS, EXECUTIVE OFFICERS AND AFFILIATES

     At the close of business on the record date, directors and executive officers of Cell Pathways and their affiliates beneficially owned and were entitled to vote 572,462 shares of Cell Pathways common stock, which represented approximately 1.45% of the shares of Cell Pathways common stock outstanding on that date.

VOTING OF PROXIES

     All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holders. Properly executed proxies that do not contain voting instructions will be voted "FOR" the adoption of the merger agreement.

     Shares of Cell Pathways common stock represented at the special meeting but not voting, including shares of Cell Pathways common stock for which proxies have been received but for which holders of shares have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

     Brokers who hold shares of Cell Pathways common stock in "street name" for customers who are the beneficial owners of such shares may not give a proxy to vote those customers' shares in the absence of specific instructions from those customers. These non-voted shares are referred to as broker non-votes and count as votes against the adoption of the merger agreement.

     In the event that a quorum is not present at the special meeting, the persons named as proxies by a stockholder may propose and vote for one or more adjournments of the special meeting to permit further solicitations of proxies. No proxy voted against the proposal to adopt the merger agreement will be voted in favor of any such adjournment or postponement.

     Cell Pathways does not expect that any matter other than the proposal to adopt the merger agreement will be brought before the special meeting. If, however, the Cell Pathways Board of Directors properly presents other matters, the persons named as proxies will vote in accordance with their judgment.

REVOCABILITY OF PROXIES

     The grant of a proxy on the enclosed form of proxy does not preclude a stockholder from voting in person at the special meeting. A stockholder may revoke a proxy at any time prior to its exercise by (i) filing with the Secretary of Cell Pathways a properly executed revocation of proxy, (ii) submitting a properly executed proxy to the Secretary of Cell Pathways bearing a later date or (iii) appearing at the special meeting and voting in person. Attendance at the special meeting will not in and of itself constitute revocation of a proxy.

SOLICITATION OF PROXIES

     Cell Pathways will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers and employees of Cell Pathways may solicit proxies from stockholders by telephone or other electronic means or in person. Cell Pathways will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. Cell Pathways will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so.

     Georgeson Shareholder Communications, Inc. will assist in the solicitation of proxies by Cell Pathways. Cell Pathways will pay Georgeson a fee of approximately $15,000, plus reimbursement of certain out-of-pocket expenses, and will indemnify Georgeson against any losses arising out of its proxy solicitation services on behalf of Cell Pathways.

     STOCKHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXIES. A transmittal form with instructions for the surrender of Cell Pathways common stock certificates will be mailed to Cell Pathways stockholders shortly after consummation of the merger.

APPRAISAL RIGHTS

     If the merger is consummated, holders of Cell Pathways common stock who do not vote in favor of the merger will have the right under Section 262 of the Delaware General Corporation Law to demand appraisal of their shares. See "The Merger and The Merger Agreement -- Appraisal or Dissenters' Rights" beginning on page 50. Section 262 of the Delaware General Corporation Law is attached to this proxy statement/ prospectus as Annex D.

                     BACKGROUND AND REASONS FOR THE MERGER

BACKGROUND

     Since Cell Pathways began conducting business, its Board of Directors and management have considered and explored the possibility of collaborating with other companies in its industry in order to further its research and development efforts and bring its products to market. In January 2001, Cell Pathways began to place more emphasis on exploring strategic and financing alternatives, including licensing the rights to one of its drug candidates, acquiring another company in its industry or engaging in industry collaborations or strategic alliances.

     During 2001, OSI's management together with its investment bankers conducted a review of publicly available financial statements and other business and financial information of Cell Pathways in order to determine whether a transaction with Cell Pathways would be beneficial to OSI. OSI's management team constantly surveys the biotechnology and pharmaceutical industries for acquisition and licensing opportunities that could complement its oncology mission. Initial assessments of Cell Pathways and a number of other potential acquisition candidates were made during 2001 and 2002. Following an internal review of publicly available information regarding Cell Pathways which occurred during the early part of 2002, OSI management determined that Cell Pathways was a potentially good fit with OSI's strategic goals and decided to explore the possibility of a transaction with Cell Pathways. OSI contacted Cell Pathways during the summer of 2002 to discuss a potential transaction, and OSI and Cell Pathways entered into a confidentiality agreement on August 5, 2002 to allow OSI to explore a possible transaction with Cell Pathways and facilitate further discussion.

     During the summer and fall of 2002, Cell Pathways was in contact with various companies, including OSI, that indicated an interest in exploring a strategic transaction with Cell Pathways. These companies engaged in discussions with Cell Pathways' management and conducted varying degrees of due diligence. As a result of these discussions and diligence, a number of companies declined to proceed with discussions, but two companies, in addition to OSI, continued to explore potential strategic transactions with Cell Pathways. Among the meetings held by Cell Pathways was one on December 2, 2002 in Melville, New York with representatives of OSI. In attendance at the meeting were Mr. Robert J. Towarnicki, the Chairman, President and Chief Executive Officer of Cell Pathways, Dr. Rifat Pamucku, Director, Chief Scientific Officer and Executive Vice President of Research and Development of Cell Pathways, Dr. Pedro Santabarbara, Vice President, Clinical Research Oncology of OSI, Dr. Arthur Bruskin, Vice President, Strategic Planning of OSI and Dr. Geoffrey Cooper, Vice President, Corporate Development of OSI.

     The Cell Pathways Board of Directors held a meeting on December 20, 2002 at which it discussed Cell Pathways' strategic alternatives. The Cell Pathways Board of Directors was updated on the status of discussions with companies which had expressed interest in a possible transaction or strategic alliance with Cell Pathways. Senior management informed the Board of Directors that one company, Company A, submitted a non-binding indication of interest and two other companies, OSI and Company B, were in the process of performing diligence on Cell Pathways. The Cell Pathways Board of Directors considered and reviewed these developments as well as the current state of financial markets and concluded that Cell Pathways should continue its discussions with Company A and continue to permit OSI and Company B to perform diligence on Cell Pathways. At a further meeting on December 23, 2002, the Cell Pathways Board of Directors continued its review and consideration of strategic alternatives and appointed a strategy committee composed of Mr. Towarnicki, Dr. Pamucku, Mr. William A. Boeger and Mr. Paul J. Duggan to consider all matters regarding the strategic alternatives. The Board of Directors also authorized management to continue to explore financing alternatives.

     The strategy committee of the Cell Pathways Board of Directors held a meeting on December 31, 2002 at which it discussed the status of discussions with the two identified transaction candidates other than OSI. The strategy committee was informed that Company A requested an exclusivity arrangement whereby Cell Pathways would be required to negotiate exclusively with Company A for a specified period regarding a strategic transaction. The strategy committee determined that it was not advisable at that time for Cell

Pathways to grant exclusivity and concluded that management should continue to pursue negotiations with Company A on a non-exclusive basis. The strategy committee also was informed that OSI was scheduled to visit Cell Pathways on January 6, 2003.

     The Cell Pathways Board of Directors held a meeting on January 6, 2003 and reviewed the status of discussions with Company A and Company B. Senior management informed the Board of Directors that negotiations continued with Company A, that Company B continued to perform diligence but was not prepared to submit an indication of interest at that time, and that OSI was conducting due diligence. It was the consensus of the Board of Directors that Cell Pathways should continue to proceed with discussions with Company A, Company B and OSI.

     On January 6, 2003, members of OSI's management team including Dr. Santabarbara, Dr. Bruskin and Dr. Neil Gibson, Vice President, Research, met with members of Cell Pathways' management and staff including Mr. Towarnicki, Dr. Pamucku, Mr. Robert Bellet, a management employee of Cell Pathways, Mr. Lloyd Glenn, a management employee of Cell Pathways, and Mr. Robert Stevenson, internal counsel of Cell Pathways, in Cell Pathways' Horsham, Pennsylvania offices, for the purpose of conducting a preliminary scientific evaluation of Cell Pathways' products and technology. Following this meeting, OSI engaged Lazard Freres & Co. LLC to provide OSI with financial advice in connection with a potential transaction with Cell Pathways. On January 10, 2003, OSI's executive management committee reviewed the potential for an acquisition of Cell Pathways and determined that OSI should pursue the acquisition opportunity.

     On January 10, 2003, Company A distributed to Cell Pathways an initial draft of a merger agreement. Throughout January, Cell Pathways and Company A continued to negotiate the terms of the merger agreement. The Cell Pathways Board of Directors was kept apprised of the progress of negotiations throughout this period.

     On January 15, 2003, OSI presented Cell Pathways with a non-binding indication of interest to acquire Cell Pathways through a merger. Mr. Towarnicki spoke with Colin Goddard, Ph.D., OSI's Chief Executive Officer, and advised him that Cell Pathways wished to consider a strategic collaboration rather than a merger.

     From January 22, 2003 through January 24, 2003, OSI conducted a further due diligence review of Cell Pathways' technologies, business and operations at Cell Pathways' offices in Horsham, Pennsylvania. This diligence meeting included a presentation to Cell Pathways' management by Dr. Goddard. During this period, Dr. Goddard and Mr. Towarnicki discussed possible structures for a strategic transaction between OSI and Cell Pathways. Cell Pathways also presented a proposed term sheet to OSI for an investment in Cell Pathways and purchase of rights in some of its products.

     On January 24, 2003, OSI withdrew its initial indication of interest and presented Cell Pathways with a non-binding proposal to purchase specified assets of Cell Pathways and enter into a collaboration and license agreement with Cell Pathways. The managements of Cell Pathways and OSI began to negotiate the terms of such a potential transaction but were unable to agree upon terms for such a transaction.

     On January 27, 2003, Dr. Goddard and Mr. Towarnicki had further discussions regarding potential transaction structures. Dr. Goddard explained to Mr. Towarnicki that OSI was primarily interested in acquiring Cell Pathways through a merger. Later that evening, Mr. Towarnicki received a revised non-binding indication of interest from OSI providing for OSI's acquisition of Cell Pathways through a merger.

     On January 28, 2003, Mr. Towarnicki contacted Dr. Goddard to inform him that the valuation of Cell Pathways included in the indication of interest he had received on January 27, 2003 was not satisfactory. Dr. Goddard indicated that OSI would be willing to review the valuation, and Mr. Towarnicki received a revised non-binding indication of interest later that evening that included a revised valuation for Cell Pathways.

     The Cell Pathways Board of Directors held a special meeting on January 29, 2003 at which it discussed the terms of the OSI proposal and also discussed alternatives and the status of discussions with Company A and Company B. The Cell Pathways Board of Directors was informed that, although contact with Company A continued, it had not submitted a proposal to Cell Pathways which contained specific financial terms and that negotiations with Company B remained at a very early stage. Senior management reviewed the terms of the OSI proposal with the Board of Directors and explained that OSI was primarily interested in acquiring Cell Pathways through a merger. The Board of Directors was advised that it was not possible to structure a strategic collaboration between Cell Pathways and OSI that both parties would find acceptable and determined that it was advisable to continue negotiations with OSI regarding a merger.

     From January 29, 2003 through February 6, 2003, Cell Pathways' and OSI's respective managements and advisors negotiated the terms of the merger agreement, and Cell Pathways and its legal and financial advisors conducted due diligence on OSI, including at a meeting on January 31, 2003 at OSI's headquarters in Melville, New York.

     A telephone conference was held in the early evening on February 3, 2003, in which representatives of Cell Pathways' and its legal and financial advisors, Morgan, Lewis & Bockius LLP and CIBC World Markets, respectively, and OSI and its legal and financial advisors, Mintz Levin, Cohn, Ferris, Glovsky and Popeo, P.C., and Lazard, respectively, participated. During this telephone conference, Cell Pathways proposed that the exchange ratio, which was to be used to determine the number of OSI common shares to be received in exchange for each outstanding share of Cell Pathways common stock, be based on the average closing price of OSI common stock just prior to consummation of the merger, which would provide for an exchange ratio that would vary with the market price of OSI common stock prior to consummation of the merger. OSI rejected this proposal and instead proposed a fixed exchange ratio that would not vary prior to consummation of the merger. After negotiation among Cell Pathways, OSI and their respective financial advisors, it was agreed that the exchange ratio would be fixed and would be based on an OSI common stock price of $15.00 per share, which was approximately the average of the closing price of OSI common stock for January 31, 2003 and February 3, 2003, which were the two trading days immediately preceding the negotiation.

     On the evening of February 6, 2003, the Cell Pathways Board of Directors held a meeting to review the proposed transaction with OSI and to discuss alternatives with respect to Company A and Company B. Mr. Towarnicki reviewed with the Board of Directors the status of negotiations with OSI, the terms of the proposed merger transaction and the status of discussions with Company A and Company B. A representative of Morgan Lewis reviewed with the Board of Directors the terms and provisions of the proposed merger agreement and the legal duties and responsibilities of the directors in connection with the proposed transaction. CIBC World Markets reviewed its financial analysis of the proposed merger consideration and rendered to the Board of Directors an oral opinion, which was confirmed by a written opinion dated February 6, 2003, to the effect that, as of that date and based on and subject to the matters described in its opinion, the merger consideration to be received by the holders of Cell Pathways common stock was fair, from a financial point of view, to such holders. Following full consideration and discussion, a review of the principal reasons for the merger and consideration that achieving a more favorable transaction with Company A or Company B was unlikely, the Cell Pathways Board of Directors unanimously approved the merger agreement determining that the merger agreement and the transactions contemplated by the merger agreement were fair to and in the best interests of Cell Pathways and its stockholders. The reasons for the Cell Pathways Board of Directors' approval are summarized below.

     The OSI Board of Directors held a meeting on February 7, 2003, at which representatives from Lazard, Mintz Levin and Saul Ewing LLP, OSI's securities counsel, participated. Several members of management including Dr. Goddard, Dr. Bruskin, and Ms. Barbara Wood, OSI's General Counsel, made presentations as to various aspects of Cell Pathways and the proposed transaction to the Board of Directors of OSI. Lazard also discussed the proposed transaction with the OSI Board of Directors. After these presentations by OSI's management and discussion, OSI's Board of Directors unanimously approved the merger and authorized the officers of OSI to finalize and execute the merger agreement. Immediately following the OSI Board of Directors meeting, the Board of Directors of CP Merger Corporation met and unanimously approved the merger and authorized its officers to finalize and execute the merger agreement.

     On the evening of February 7, 2003, OSI, CP Merger Corporation and Cell Pathways executed a definitive merger agreement. On February 10, 2003, each of Cell Pathways and OSI issued a press release announcing the merger agreement.

THE CELL PATHWAYS BOARD OF DIRECTORS' REASONS FOR THE MERGER

     In the course of reaching its decision to approve the merger agreement, the Cell Pathways Board of Directors considered and reviewed with Cell Pathways' senior management and outside advisors a number of factors relevant to the merger, including Cell Pathways' strategic business plans, its financial position and potential for raising additional funds, its products and research and development portfolio and its commercial operations.

     The Cell Pathways Board of Directors also considered the following factors:

     - Cell Pathways' present financial condition and difficulty in raising additional capital to meet its ongoing commitments as well as its drug development goals and the view of the Cell Pathways Board of Directors that the merger will provide greater opportunities and resources for Cell Pathways' drug development programs;

     - Cell Pathways' inability to meet the continued listing requirements of the Nasdaq National Market and the negative effect delisting would have on the liquidity of the Cell Pathways common stock and any future efforts by Cell Pathways to raise additional capital;

     - the greater ability of OSI to fund research and development of Cell Pathways' products as a result of OSI's cash position relative to Cell Pathways' cash position;

     - Cell Pathways' difficulties in competing against larger companies with greater resources and the advantages of the merger in light of OSI's greater financial resources;

     - the fact that the merger will allow Cell Pathways stockholders to receive an equity interest in OSI, and thereby participate in the potential success of Cell Pathways' products;

     - the Cell Pathways Board of Directors' view that the combination of the businesses of Cell Pathways and OSI will result in an organization with greater financial, technical and other resources than Cell Pathways could provide as a stand-alone entity, and will allow for a significant acceleration in the commercial success of Cell Pathways products and technologies;

     - the Cell Pathways Board of Directors' view that OSI will provide greater resources and opportunities for Cell Pathways technology and product development programs;

     - the Cell Pathways Board of Directors' assessment of the strengths of OSI and its research and development staffs and the positive effect such strengths may have on the clinical development of Cell Pathways' drug candidates;

     - the Cell Pathways Board of Directors' assessment of Cell Pathways' strategic alternatives and its view that the merger presented more attractive opportunities than remaining as an independent company;

     - the results of the process that had been conducted by Cell Pathways to evaluate strategic alternatives, and in particular, the difficulties Cell Pathways encountered in exploring financing alternatives and strategic collaborations and the substantial additional funds required to continue Cell Pathways' operations if it remained an independent company;

     - information regarding historical market prices and other information with respect to Cell Pathways common stock, and the financial performance and condition, assets, liabilities, business operations and prospects of each of OSI and Cell Pathways;

     - the financial presentation of CIBC World Markets, including its opinion dated February 6, 2003, to the Cell Pathways Board of Directors as to the fairness, from a financial point of view and as of that date, of the merger consideration to be received by holders of Cell Pathways common stock, as described below under the heading "Opinion of Cell Pathways' Financial Advisor";

     - the Cell Pathways Board of Directors' assessment of the value of shares of OSI common stock to be received by Cell Pathways stockholders in the merger and the premium represented thereby over various historical prices for Cell Pathways common stock;

     - a comparison of selected recent acquisition and merger transactions in the industry as well as the trading performance for comparable companies in the industry;

     - the likelihood that the merger will be consummated, and the terms and conditions of the merger agreement, including that the break-up fee payable in specific circumstances set forth in the merger agreement is reasonable, taking into account the other terms of the transaction and the range of commercially reasonable break-up fees for a transaction of this size;

     - the expected tax treatment of the merger; and

     - reports from the Cell Pathways management and advisors as to the results of their review of OSI's business.

     The Cell Pathways Board of Directors also considered a number of potentially negative factors in its deliberations concerning the merger, including the following material factors:

     - the risk that the benefits sought to be achieved in the merger will not be realized due to OSI not successfully integrating or assimilating the Cell Pathways business into its own business;

     - the loss of control over the future operations and the inability of Cell Pathways' Board of Directors, management and stockholders to direct the future clinical development of Cell Pathways' drug candidates;

     - the fixed nature of the exchange ratio and the resulting risk that, should there be a decrease in the market value of OSI common stock, the value of the consideration to be received by the Cell Pathways stockholders in the merger would be reduced; and

     - the fact that Cell Pathways would be foregoing other potential opportunities by entering into the merger agreement and the possibility that, if the merger is not completed, Cell Pathways will not have sufficient financing or a collaboration arrangement in place.

     The Cell Pathways Board of Directors believes that these potentially negative factors are outweighed by the potential benefits of the merger.

     This summary is not meant to be an exhaustive description of the information and factors considered by the Cell Pathways Board of Directors but includes all material factors considered. In view of the wide variety of factors considered by the Cell Pathways Board of Directors, it was not possible to quantify or to give relative weights to the various factors. After taking into consideration all the factors set forth above, as well as other factors not specifically described above, the Cell Pathways Board of Directors approved the merger and the merger agreement because of the Cell Pathways Board of Directors' belief that the merger is advisable to Cell Pathways and its stockholders.

RECOMMENDATION OF THE CELL PATHWAYS BOARD OF DIRECTORS

     After careful consideration, the Cell Pathways Board of Directors has unanimously determined that the merger agreement, and the transactions contemplated thereby, are fair to and in the best interests of Cell Pathways and its stockholders. THE CELL PATHWAYS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

OPINION OF CELL PATHWAYS' FINANCIAL ADVISOR

     Cell Pathways engaged CIBC World Markets to act as its financial advisor in connection with the merger. In connection with this engagement, the Board of Directors of Cell Pathways requested that CIBC World Markets evaluate the fairness, from a financial point of view, to the holders of Cell Pathways common stock of the merger consideration. On February 6, 2003, at a meeting of the Board of Directors held to evaluate the merger, CIBC World Markets rendered an oral opinion, which was confirmed by delivery of a written opinion to the Cell Pathways Board of Directors dated the same date, to the effect that, as of that date and based on and subject to the matters described in the opinion, the merger consideration was fair, from a financial point of view, to the holders of Cell Pathways common stock.

     The full text of CIBC World Markets' written opinion, dated February 6, 2003, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this proxy statement/prospectus as Annex C. CIBC WORLD MARKETS' OPINION IS ADDRESSED TO THE CELL PATHWAYS BOARD OF DIRECTORS AND RELATES ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION FROM A FINANCIAL POINT OF VIEW. THE OPINION DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION AS TO HOW ANY STOCKHOLDER SHOULD VOTE OR ACT WITH RESPECT TO ANY MATTERS RELATING TO THE MERGER. THE SUMMARY OF CIBC WORLD MARKETS' OPINION DESCRIBED BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF ITS OPINION. HOLDERS OF CELL PATHWAYS COMMON STOCK ARE ENCOURAGED TO READ THE OPINION CAREFULLY IN ITS ENTIRETY.

     In arriving at its opinion, CIBC World Markets:

     - reviewed a draft dated February 6, 2003 of the merger agreement and form of contingent value rights agreement attached as an exhibit to the merger agreement;

     - reviewed audited financial statements of Cell Pathways for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 and audited financial statements of OSI for the fiscal years ended September 30, 2000, September 30, 2001 and September 30, 2002;

     - reviewed unaudited financial statements of Cell Pathways for the fiscal year ended December 31, 2002 and discussed with OSI's management estimated financial results for OSI for the three-month period from September 30, 2002 through December 31, 2002;

     - reviewed financial forecasts relating to Cell Pathways and OSI prepared by Cell Pathways' management and discussed with CIBC World Markets by the managements of Cell Pathways and OSI;

     - reviewed historical market prices and trading volume for Cell Pathways common stock and OSI common stock;

     - held discussions with senior managements of Cell Pathways and OSI with respect to the businesses and prospects of Cell Pathways and OSI, including, in the case of Cell Pathways, the liquidity needs of, and capital resources available to, Cell Pathways and the potential strategic and operational benefits to Cell Pathways of the merger;

     - contacted, at Cell Pathways' direction, selected third parties to solicit indications of interest in a possible acquisition of or investment in Cell Pathways and held discussions with Cell Pathways' management as to the results of its solicitation of third parties regarding a possible acquisition of or investment in Cell Pathways and exploration of other strategic and financial alternatives (for more information regarding Cell Pathways' consideration of third-party indications of interest and strategic and financial alternatives, see "Background and Reasons for the Merger -- Background" beginning on page 26);

     - reviewed and analyzed publicly available financial data for selected companies that CIBC World Markets deemed comparable to Cell Pathways and OSI;

     - reviewed the premiums paid, based on publicly available information, in transactions with transaction values comparable to the merger;

     - analyzed Cell Pathways' estimated liquidation value using assumptions and estimates provided to or discussed with CIBC World Markets by Cell Pathways' management as to the current market value of Cell Pathways' assets and the amount of Cell Pathways' liabilities;

     - analyzed the estimated present value of the unlevered, after-tax free cash flows and estimated present value of the future trading price of OSI common stock using financial forecasts, including assumptions of future performance contained in those forecasts, prepared by Cell Pathways' management and discussed with CIBC World Markets by the managements of Cell Pathways and OSI;

     - reviewed potential pro forma financial effects of the merger on OSI based on financial forecasts prepared by Cell Pathways' management and discussed with CIBC World Markets by the managements of Cell Pathways and OSI;

     - reviewed public information concerning Cell Pathways and OSI; and

     - performed other analyses and reviewed other information as CIBC World Markets deemed appropriate.

     In rendering its opinion, CIBC World Markets relied on and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with it by Cell Pathways, OSI and their respective employees, representatives and affiliates. With respect to financial forecasts relating to Cell Pathways and OSI which were prepared by Cell Pathways' management and discussed with CIBC World Markets by the managements of Cell Pathways and OSI, CIBC World Markets assumed, at the direction of Cell Pathways' management, without independent verification or investigation, that the financial forecasts were reasonably prepared on bases reflecting the best available information, estimates and judgments of Cell Pathways' management as to the future financial condition and operating results of Cell Pathways and OSI and the other matters covered by those forecasts. CIBC World Markets relied, at the direction of the managements of Cell Pathways and OSI, without independent verification or investigation, upon the assessments of the managements of Cell Pathways and OSI as to the existing and future technology and product candidates of Cell Pathways and OSI and the risks associated with such technology and product candidates. CIBC World Markets also relied, at the direction of Cell Pathways' management, without independent verification or investigation, upon the assessments of Cell Pathways' management as to the probability that the future financial results reflected in the financial forecasts prepared by Cell Pathways' management relating to Cell Pathways and OSI, including the estimated revenue expected to be generated from product candidates of Cell Pathways and OSI, will be realized as well as to the amount and timing of those future financial results if realized. CIBC World Markets assumed, with Cell Pathways' consent, that the merger would be treated as a reorganization for federal income tax purposes. CIBC World Markets also assumed, with Cell Pathways' consent, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party consents and approvals for the merger, no limitations, restrictions or conditions will be imposed that would have an adverse effect on Cell Pathways, OSI or the contemplated benefits of the merger. In addition, representatives of Cell Pathways advised CIBC World Markets, and CIBC World Markets therefore assumed, that the final terms of the merger agreement and the contingent value rights agreement attached as an exhibit to the merger agreement will not vary materially from those set forth in the draft of those documents reviewed by CIBC World Markets.

     CIBC World Markets did not make or obtain any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Cell Pathways or OSI. CIBC World Markets expressed no opinion as to Cell Pathways' or OSI's underlying valuation, future performance or long-term viability, or the prices at which Cell Pathways common stock, OSI common stock or the contingent value rights would trade or otherwise be transferable at any time. CIBC World Markets expressed no view as to, and its opinion does not address, Cell Pathways' underlying business decision to effect the merger, and its opinion also does not address the relative merits of the merger as compared to any alternative business strategies that might exist for Cell Pathways or the effect of any other transaction in which Cell Pathways might engage. CIBC World Markets' opinion was necessarily based on the information available to CIBC World Markets and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by CIBC World Markets as of the date of its opinion. Although subsequent developments may affect its opinion, CIBC World Markets does not have any obligation to update, revise or reaffirm its opinion. Except as described above, Cell Pathways imposed no other instructions or limitations on CIBC World Markets with respect to the investigations made or the procedures followed by it in rendering its opinion.

     This summary is not a complete description of CIBC World Markets' opinion or the financial analyses performed and factors considered by CIBC World Markets in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. CIBC World Markets believes that its analyses and this summary must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying CIBC World Markets' analyses and opinion.

     In performing its analyses, CIBC World Markets considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond Cell Pathways' and OSI's control. No company, transaction or business used in the analyses as a comparison is identical to Cell Pathways, OSI or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

     The estimates contained in CIBC World Markets' analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, CIBC World Markets' analyses and estimates are inherently subject to substantial uncertainty.

     The type and amount of consideration payable in the merger was determined through negotiation between Cell Pathways and OSI and the decision to enter into the merger was solely that of the Cell Pathways Board of Directors. CIBC World Markets' opinion was only one of many factors considered by the Cell Pathways Board of Directors in its evaluation of the merger and should not be viewed as determinative of the views of the Cell Pathways Board of Directors or management with respect to the merger or the merger consideration.

     The following is a summary of the material financial analyses underlying CIBC World Markets' opinion delivered to the Cell Pathways Board of Directors in connection with the merger. THE FINANCIAL ANALYSES SUMMARIZED BELOW INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. IN ORDER TO FULLY UNDERSTAND CIBC WORLD MARKETS' FINANCIAL ANALYSES, THE TABLES MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. CONSIDERING THE DATA IN THE TABLES BELOW WITHOUT CONSIDERING THE FULL NARRATIVE DESCRIPTION OF THE FINANCIAL ANALYSES, INCLUDING THE METHODOLOGIES AND ASSUMPTIONS UNDERLYING THE ANALYSES, COULD CREATE A MISLEADING OR INCOMPLETE VIEW OF CIBC WORLD MARKETS' FINANCIAL ANALYSES. For purposes of the summary of CIBC World Markets' analyses, the term "implied per share merger consideration range" refers to the estimated implied per share value range of the merger consideration based on the per share price of OSI common stock on February 5, 2003, the upper end of which assumes the occurrence of either of the milestones which would result in the conversion of each contingent value right into an additional 0.04 of a share of OSI common stock and the lower end of which is based solely on the exchange ratio assuming that neither of those milestones occurs.

  CELL PATHWAYS ANALYSES

     Selected Companies Analysis. CIBC World Markets compared financial and stock market information for Cell Pathways and the 10 selected publicly held companies listed below. These selected companies were chosen for comparison with Cell Pathways because, as is the case with Cell Pathways, these companies operate in the biotechnology industry and have one or more of the following characteristics: (i) a therapeutic focus generally comparable to that of Cell Pathways, (ii) compounds which received adverse results in clinical trials, were the subject of negative announcements from development and commercialization partners or were denied approval by the FDA, and/or (iii) market and financial characteristics generally comparable to those of Cell Pathways.

     - EntreMed, Inc.

     - Genzyme Molecular Oncology

     - ImmunoGen, Inc.

     - Maxim Pharmaceuticals, Inc.

     - NeoPharm, Inc.

     - Praecis Pharmaceuticals Incorporated

     - Seattle Genetics, Inc.

     - SuperGen, Inc.

     - Titan Pharmaceuticals, Inc.

     - Vion Pharmaceuticals, Inc.

     CIBC World Markets reviewed technology values, calculated as equity value plus debt, minority interests, preferred stock and out-of-the-money convertible securities, less cash and investments in unconsolidated affiliates. CIBC World Markets then utilized a range of selected technology values derived from the selected companies in order to derive an implied per share equity reference range for Cell Pathways. Technology values were based on closing stock prices on February 5, 2003. Estimated financial data for Cell Pathways were based on internal estimates of Cell Pathways' management. This analysis indicated the following implied per share equity reference range for Cell Pathways, as compared to the implied per share merger consideration range:

          IMPLIED PER SHARE EQUITY                            IMPLIED PER SHARE
      REFERENCE RANGE FOR CELL PATHWAYS                  MERGER CONSIDERATION RANGE
      ---------------------------------                  --------------------------
                 $0.39-$0.44                                     $0.82-$1.39

     Premiums Paid Analysis. CIBC World Markets reviewed the premiums paid in 32 selected merger or acquisition transactions announced since February 5, 2001 having transaction values ranging from $20 million to $50 million. These selected transactions were chosen for comparison with the proposed merger because the transaction value range of the selected transactions is comparable to the transaction value of the merger based on the closing price of OSI common stock on February 5, 2003. CIBC World Markets also reviewed the premiums paid in 28 selected merger or acquisition transactions announced since February 5, 1999 in the biotechnology industry, which is the industry in which Cell Pathways and OSI operate. CIBC World Markets then applied a range of selected premiums derived from these transactions based on the average closing stock prices of the target company for the one day, one week and four week periods prior to public announcement of the transaction to the average closing price of Cell Pathways common stock for the one day, one week and four week periods ended February 5, 2003. This analysis indicated the following implied per share equity reference range for Cell Pathways, as compared to the implied per share merger consideration range:

          IMPLIED PER SHARE EQUITY                            IMPLIED PER SHARE
      REFERENCE RANGE FOR CELL PATHWAYS                  MERGER CONSIDERATION RANGE
      ---------------------------------                  --------------------------
                 $0.56-$0.76                                     $0.82-$1.39

     Liquidation Analysis. CIBC World Markets performed a liquidation analysis of Cell Pathways to estimate the potential range of proceeds available for distribution upon a liquidation of Cell Pathways. Financial data for this analysis were based on internal estimates of Cell Pathways' management as to the estimated market value of Cell Pathways' assets as of December 31, 2002, the percentages of estimated market value of those assets which Cell Pathways' management believed could be realized in a liquidation and the amount of Cell Pathways' liabilities as of December 31, 2002 without giving effect to potential incremental expenditures incurred pending a liquidation and severance, legal and other expenses associated with a liquidation. This analysis indicated the following implied per share equity reference range for Cell Pathways, as compared to the implied per share merger consideration range:

          IMPLIED PER SHARE EQUITY                            IMPLIED PER SHARE
      REFERENCE RANGE FOR CELL PATHWAYS                  MERGER CONSIDERATION RANGE
      ---------------------------------                  --------------------------
                 $0.23-$0.27                                     $0.82-$1.39

  OSI ANALYSES

     Selected Companies Analysis. CIBC World Markets compared financial and stock market information for OSI and the seven selected publicly held companies listed below. These selected companies were chosen for comparison with OSI because, as is the case with OSI, these companies operate in the biotechnology industry and have one or more of the following characteristics: (i) a therapeutic focus generally comparable to that of OSI, (ii) marketed compounds or late stage compounds generally in Phase III trials, and/or (iii) market and financial characteristics generally comparable to those of OSI.

     - Allos Therapeutics, Inc.

     - Celgene Corporation

     - Cell Therapeutics, Inc.

     - Enzon, Inc.

     - ILEX Oncology, Inc.

     - Immunomedics, Inc.

     - Ligand Pharmaceuticals Incorporated

     CIBC World Markets reviewed technology values and technology values as a multiple of estimated calendar year 2003 and 2004 revenue. CIBC World Markets then utilized a range of selected technology values derived from the selected companies and applied selected multiples of estimated calendar year 2003 and 2004 revenue derived from the selected companies to corresponding financial data of OSI in order to derive an implied per share equity reference range for OSI. Technology values were based on closing stock prices on February 5, 2003. Estimated financial data for the selected companies were based on publicly available research analysts' estimates, and estimated financial data for OSI were based on internal estimates prepared by Cell Pathways' management after discussion with OSI's management. This analysis indicated the following implied per share equity reference range for OSI, as compared to the per share price of OSI common stock on February 5, 2003:

          IMPLIED PER SHARE EQUITY                   PER SHARE PRICE OF OSI COMMON STOCK
           REFERENCE RANGE FOR OSI                           ON FEBRUARY 5, 2003
          ------------------------                   -----------------------------------
                $12.05-$13.78                                      $14.40

     Discounted Cash Flow Analysis. CIBC World Markets performed a discounted cash flow analysis of OSI to calculate the estimated present value of the unlevered, after-tax free cash flows that OSI could generate for fiscal years 2004 through 2007. Estimated financial data for OSI were based on internal estimates prepared by Cell Pathways' management after discussion with OSI's management, which estimates took into account, among other things, the probability that particular product candidates being developed by OSI would be commercialized. CIBC World Markets calculated a range of estimated terminal values by applying terminal value revenue multiples ranging from 4.0x to 5.0x to OSI's projected fiscal year 2007 revenue. The present value of the cash flows and terminal values were calculated using a discount rate of 20.0%. This analysis indicated the following implied per share equity reference range for OSI, as compared to the per share price of OSI common stock on February 5, 2003:

          IMPLIED PER SHARE EQUITY                   PER SHARE PRICE OF OSI COMMON STOCK
           REFERENCE RANGE FOR OSI                           ON FEBRUARY 5, 2003
          ------------------------                   -----------------------------------
                $17.10-$19.88                                      $14.40

     Discounted Trading Price Analysis. CIBC World Markets performed a discounted trading price analysis of OSI to calculate the estimated present value of hypothetical prices at which OSI common stock could trade in calendar year 2007. Estimated financial data for OSI were based on internal estimates prepared by Cell Pathways' management after discussion with OSI's management, which estimates took into account, among other things, the probability that particular product candidates being developed by OSI would be commercialized. CIBC World Markets calculated a range of implied hypothetical future trading prices for OSI common stock by applying one-year forward earnings per share multiples of 25.0x to 30.0x to OSI's projected calendar year 2007 earnings per share. The present value of the implied hypothetical future trading prices was calculated using a discount rate of 20.0%. This analysis indicated the following implied per share equity reference range for OSI, as compared to the per share price of OSI common stock on February 5, 2003:

          IMPLIED PER SHARE EQUITY                   PER SHARE PRICE OF OSI COMMON STOCK
           REFERENCE RANGE FOR OSI                           ON FEBRUARY 5, 2003
          ------------------------                   -----------------------------------
                $24.39-$29.26                                      $14.40

  OTHER FACTORS

     In rendering its opinion, CIBC World Markets also reviewed and considered other factors, including the following:

     - trading volumes of Cell Pathways common stock and OSI common stock at various historical price ranges, as a percentage of public float, defined as total outstanding shares of common stock excluding shares owned by directors, officers and 5% institutional holders;

     - the relationship between movements in Cell Pathways common stock and OSI common stock, movements in the AMEX Biotechnology Index and movements in the Standard and Poor's MidCap 400 Stock Price Index;

     - trading multiples of selected publicly traded companies in the specialty pharmaceuticals industry and selected publicly traded companies having market capitalizations in excess of $1.8 billion in the biotechnology industry;

     - the ratio of the per share closing prices of Cell Pathways common stock and OSI common stock on February 5, 2003 and the average of this ratio calculated over various periods ended February 5, 2003;

     - the potential pro forma effect of the merger on OSI's estimated earnings per share in fiscal years 2004 through 2008; and

     - selected research analysts' reports for OSI, including stock price and earnings per share estimates reflected in those reports.

  MISCELLANEOUS

     Cell Pathways has agreed to pay CIBC World Markets for its financial advisory services in connection with the merger an aggregate fee of approximately $1.1 million, approximately $800,000 of which is contingent upon completion of the merger. In addition, Cell Pathways has agreed to reimburse CIBC World Markets for its reasonable out-of-pocket expenses, including reasonable fees and expenses of its legal counsel, and to indemnify CIBC World Markets and related parties against liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement. In the ordinary course of business, CIBC World Markets and its affiliates may actively trade securities of Cell Pathways and OSI for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities.

     Cell Pathways selected CIBC World Markets as its financial advisor based on CIBC World Markets' reputation, experience and familiarity with Cell Pathways. CIBC World Markets is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

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OSI'S REASONS FOR THE MERGER

     In evaluating the merger, the OSI Board of Directors reviewed presentations from management and held discussions with its financial advisor, Lazard. In reaching its determination to approve the merger agreement and the merger, the OSI Board of Directors considered the following factors in favor of the merger:

     - the quality of Cell Pathways' technology platform and the potential for its clinical candidates, which may enhance OSI's ability to produce effective therapies for cancer;

     - the expansion of OSI's product pipeline by adding Cell Pathways' product pipeline, which includes one product candidate in Phase III clinical trials and one product candidate in Phase II clinical trials; and

     - the addition of a marketed product in Gelclair(TM).

     The OSI Board of Directors weighed these advantages against potential risks of the merger. The following summarizes potentially negative factors considered by the OSI Board of Directors:

     - As with most mergers, there is a risk that anticipated benefits will not be realized; for example, OSI may encounter difficulties integrating Cell Pathways' business.

     - There is inherent uncertainty in developing and commercializing pharmaceutical products.

     The OSI Board of Directors believes these potentially negative factors are outweighed by the potential benefits of the merger.

     After considering the potential positive and negative factors of the merger, the OSI Board of Directors did not attempt to quantify or prioritize particular considerations. Ultimately, the OSI Board of Directors unanimously concluded that the merger should provide significant long-term benefits to OSI's stockholders; consequently, the Board of Directors approved the merger agreement.

INTERESTS OF CELL PATHWAYS' DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

     When considering the recommendation of the Cell Pathways Board of Directors with respect to adopting the merger agreement, you should be aware that the directors and officers of Cell Pathways have interests in the merger and participate in arrangements that are different from, or are in addition to, those of Cell Pathways stockholders generally. The Cell Pathways Board of Directors was aware of these interests and considered them, among other matters, in approving the merger agreement. These include:

  CONSULTING ARRANGEMENTS

     Robert J. Towarnicki, Chairman, President and Chief Executive Officer of Cell Pathways, Brian J. Hayden, Chief Financial Officer of Cell Pathways, and Rifat Pamucku, M.D., Director, Chief Scientific Officer and Executive Vice President of Research and Development of Cell Pathways, will each enter into a consulting agreement with OSI upon consummation of the merger.

     Mr. Towarnicki and Mr. Hayden will receive consulting agreements with OSI to facilitate the interim management of Cell Pathways' operations and the transition, integration, and transfer of Cell Pathways' assets to OSI. The term of each consulting agreement will be 18 months beginning on the effective date of the merger. In consideration for this commitment, OSI has agreed to pay Mr. Towarnicki $200,000 and Mr. Hayden $150,000. In addition, and following the successful transition of assets to OSI, due consideration will be given to the forgiveness of loans from Cell Pathways to Mr. Towarnicki and Mr. Hayden that as of April 30, 2003 had principal and interest outstanding in the amounts of approximately $558,695 for Mr. Towarnicki and $514,033 for Mr. Hayden.

     Dr. Pamukcu will receive a consulting agreement for a term of three years beginning on the effective date of the merger. In consideration of this commitment, OSI has agreed to pay Dr. Pamukcu $20,000 per month for the first 8-10 months (i.e., the period through completion of the Phase II trial of CP461 in the inflammatory bowel disorder), $10,000 per month for the next 2-4 months (i.e., the period through the end of the first year of the term) of the consulting agreement and $5,000 per month for the second and third years of

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

the term of the consulting agreement. In connection with his execution and delivery of the consulting agreement, OSI will also pay to Dr. Pamukcu either
(i) 8,000 shares of OSI common stock plus a cash payment equal to all taxes payable by Dr. Pamukcu with respect to the issuance of such common stock or (ii) the cash equivalent of the current value of 8,000 shares of OSI common stock plus an additional cash payment equal to all taxes payable by Dr. Pamukcu with respect to the cash payment.

  ACCELERATED VESTING OF OPTIONS

     All outstanding options to purchase Cell Pathways' stock held by a director, officer or employee of Cell Pathways that are unvested as of the date that the stockholders adopt the merger agreement will accelerate in full and be immediately vested and exercisable. On April 28, 2003, options to purchase 1,832,573 shares of Cell Pathways stock were held by directors and officers of Cell Pathways with an weighted average exercise price per share of $7.81.

 CHANGE OF CONTROL AGREEMENTS

     Robert J. Towarnicki, Brian J. Hayden, Rifat Pamukcu, M.D., Lloyd Glenn and Robert Bellet, M.D., each an executive officer of Cell Pathways, have entered into change of control agreements with Cell Pathways that provide for the benefits below in the event they are terminated by OSI without cause or they terminate their employment for good reason following a change of control.

     Mr. Towarnicki is entitled to:

     - a cash payment equal to his unpaid annual base salary earned through his date of termination and a pro-rated amount of the annual incentive bonus that he would have received for the year of his termination;

     - a cash payment equal to three times the sum of his annual base salary in effect prior to the change of control and his annual incentive bonus;

     - a cash payment equal to the after-tax cost of continued medical and dental coverage for Mr. Towarnicki and his spouse and dependents for the three-year period following Mr. Towarnicki's termination of employment; and

     - outplacement assistance services for a period of twelve months following Mr. Towarnicki's termination of employment at a cost not to exceed $10,000.

     Messrs. Hayden and Glenn and Drs. Pamukcu and Bellet are each entitled to:

     - a cash payment equal to such executive's unpaid annual base salary earned through such executive's date of termination and a pro-rated amount of the annual incentive bonus that such executive would have received for the year of such executive's termination;

     - a cash payment equal to two times the sum of such executive's annual base salary in effect prior to the change of control and such executive's annual incentive bonus;

     - a cash payment equal to the after-tax cost of continued medical and dental coverage for such executive and his spouse and dependents for the two-year period following such executive's termination of employment; and

     - outplacement assistance services for a period of twelve months following such executive's termination of employment at a cost not to exceed $10,000.

     If any of the payments described above would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, as amended, the executive shall also receive an additional cash payment equal to the amount of any taxes levied pursuant to Section 280G plus an additional cash payment equal to all taxes payable by the executive with respect to the cash payment.

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

 INDEMNIFICATION

     The merger agreement provides that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of present and former officers, directors and employees of Cell Pathways under Cell Pathways' certificate of incorporation, by-laws or any applicable contract or agreement in effect on the date of the merger agreement, will be assumed by OSI for a period of six years after the date of the merger agreement. In addition, a "tail" policy under Cell Pathways' existing directors' and officers' insurance policies will be purchased that (i) has an effective term of six years from the effective time of the merger, (ii) covers those persons who are currently covered, or will be covered on or prior to the effective time of the merger, by Cell Pathways' directors' and officers' insurance policies in effect on the date of the merger agreement with respect to matters occurring on or prior to the effective time of the merger and (iii) contains terms and conditions (including, without limitation, coverage amounts) that are not materially less favorable in the aggregate as the terms and conditions of Cell Pathways' directors' and officers' insurance policies in effect on the date of the merger agreement. The term of the coverage of the "tail" policy may be reduced, if necessary, to a term of coverage that can be obtained for a premium equal to $1,562,500 plus any unearned premium actually refunded or credited to Cell Pathways with respect to Cell Pathways' existing directors' and officers' insurance policies.

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

                      THE MERGER AND THE MERGER AGREEMENT

     The following is a summary of significant provisions of the merger agreement. For a more complete understanding of the merger agreement, you should read the agreement. The agreement is attached hereto as Annex A and is incorporated into this proxy statement/prospectus by reference.

GENERAL DESCRIPTION OF THE MERGER

     In the merger, CP Merger Corporation, a specially formed, wholly-owned subsidiary of OSI, will merge with and into Cell Pathways. Cell Pathways will be the surviving corporation and will continue to exist under Delaware law as a wholly-owned subsidiary of OSI. The by-laws of the specially formed, wholly-owned subsidiary, as in effect immediately before the merger, will be the by-laws of the surviving company. At the effective time of the merger, the certificate of incorporation of the surviving corporation will be amended so as to contain the provisions, and only the provisions, of the certificate of incorporation of the specially formed, wholly-owned subsidiary as in effect immediately before the merger, and accordingly, the name of the surviving corporation will be CP Merger Corporation.

EFFECTIVE TIME

     The merger will close as promptly as practicable after the satisfaction or waiver of the conditions set forth in the merger agreement. The merger will be effective upon the filing of a certificate of merger with the Delaware Secretary of State. The closing date is expected to be on or about June 11, 2003.

MERGER CONSIDERATION FOR CELL PATHWAYS' COMMON STOCK AND EXCHANGE RATIOS

     At the effective time of the merger, each outstanding share of Cell Pathways common stock will be converted into the right to receive 0.0567 of a share of OSI common stock.

     Each holder of Cell Pathways common stock will also receive one contingent value right for each share of Cell Pathways stock he, she or it holds. Each contingent value right represents the right to receive 0.04 shares of OSI common stock upon the earlier to occur of (i) the filing of an NDA (i.e., accepted for filing) with the FDA for marketing in the United States of Aptosyn(R) (exisulind) for the treatment of advanced non-small cell lung cancer in combination with Taxotere(R) on the basis of the registration trial currently underway, (ii) the filing of an NDA (i.e., accepted for filing) with the FDA for marketing of CP461 in the United States for the treatment of any indication or
(iii) a determination by OSI, in its sole discretion, that the contingent value rights should convert into OSI common stock, provided such milestone event occurs on or prior to the date that is five years after consummation of the merger. If none of these milestone events has occurred prior to such date, the contingent value rights will terminate. The contingent value rights are not transferable.

NO FRACTIONAL SHARES

     OSI will not issue fractional shares in the merger. Instead, OSI will pay cash to each Cell Pathways stockholder who otherwise would be entitled to receive a fractional share of OSI common stock. The cash amount for the shares of OSI common stock to be issued at the closing of the merger will equal the fractional share number multiplied by $15.00.

     The cash amount for the shares of OSI common stock to be issued pursuant to the contingent value right, if any, will equal the fractional share number multiplied by the per share closing price of OSI common stock as reported by the Nasdaq National Market on the trading day on which the milestone event occurs.

EXCHANGE OF CELL PATHWAYS' STOCK CERTIFICATES

     Promptly after the effective time, OSI will cause the exchange agent designated by OSI to mail transmittal forms to each person who held shares of Cell Pathways common stock as of the effective time for use in exchanging Cell Pathways stock certificates for OSI common stock certificates, cash for fractional shares, and contingent value right certificates. The transmittal forms will include instructions specifying details of the exchange.
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

     If a milestone is achieved, OSI or the rights agent, Bank of New York, will promptly mail transmittal forms to each person who held contingent value right certificates as of the date such milestone is achieved for use in exchanging the contingent value right certificates for OSI common stock certificates and any cash for fractional shares. The transmittal forms will include instructions specifying details of the exchange.

     DO NOT SEND IN YOUR CELL PATHWAYS STOCK CERTIFICATES UNTIL YOU RECEIVE A TRANSMITTAL FORM.

     If certificates for any shares of Cell Pathways common stock have been lost, stolen or destroyed, the holder must submit appropriate evidence regarding the ownership, loss, theft or destruction of the certificate, an affidavit to that effect and a customary indemnification agreement to the exchange agent.

     OSI will honor a request from a person surrendering a Cell Pathways common stock certificate that the OSI common stock being given in exchange be issued to a person other than the registered holder of the certificate on the exchange agent's books, so long as the requesting person:

     - submits all documents necessary to evidence and effect the transfer to the new holder; and

     - pays any transfer or other taxes for issuing shares of OSI common stock to a person other than the registered holder of the certificate, unless the requesting person satisfactorily establishes to OSI that any tax has been paid or is inapplicable.

     Holders of Cell Pathways common stock exchanged for OSI common stock in the merger will be entitled to receive dividends and other distributions on OSI common stock (without interest) that are declared or made with a record date after the effective time. Dividends or other distributions will not be paid to any former holder of Cell Pathways common stock, however, until that holder surrenders its shares of Cell Pathways stock to the exchange agent.

TREATMENT OF CELL PATHWAYS' STOCK OPTIONS, EMPLOYEE STOCK PURCHASE PLAN AND WARRANTS

 OPTIONS

     Each outstanding option to purchase shares of Cell Pathways common stock under the Cell Pathways 1997 Equity Incentive Plan, 1997 Non-Employee Directors' Stock Option Plan and 1995 Stock Award Plan that is unvested as of the date that the Cell Pathways stockholders adopt the merger agreement will accelerate in full and be immediately vested and exercisable. Any options that are not exercised prior to the effective time of the merger, will terminate in accordance with the terms of the various Cell Pathways option plans. Prior to the effective time of the merger, the participants under each of the plans will be given any required notice regarding the accelerated vesting and the cancellation of such plan.

 EMPLOYEE STOCK PURCHASE PLAN

     Before the effective time of the merger, Cell Pathways will give the required notice of the cancellation of the Cell Pathways Employee Stock Purchase Plan to participants and each such participant will have the right to exercise his or her outstanding option under such plan in full based on accumulated payroll deductions credited to his or her account. After the effective time of the merger, no new payroll contributions will be accepted and any cash remaining in a participant's account will be distributed to such participant without interest.

 WARRANTS

     At the effective time of the merger, OSI will assume each outstanding and unexercised warrant to purchase shares of Cell Pathways stock, which in the aggregate are exercisable for 778,249 shares of Cell Pathways common stock with a weighted average exercise price per share of $3.85. Each assumed warrant will continue to be governed by the same terms and conditions as were applicable to the respective Cell Pathways warrant, except that:

     - each warrant will be exercisable for (i) a number of shares of OSI common stock equal to the number of shares of Cell Pathways stock that were issuable upon exercise of the warrant immediately before

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

the effective time multiplied by 0.0567, and (ii) either (A) if exercised prior to the date a milestone is achieved (but not after the date occurring five years after consummation of the merger), that number of contingent value rights equal to the number of shares of Cell Pathways common stock subject to the warrant or (B) if exercised after a milestone is achieved (provided such milestone was achieved prior to the date occurring five years after the effective time of the merger), that number of shares of OSI common stock that would have been issued, if any, had the holder of the warrant had contingent value rights on the date the milestone was achieved; and

     - the per share exercise price for the OSI common stock issuable upon exercise of an assumed warrant will be equal to the price per share of Cell Pathways stock at which the warrant was exercisable immediately before the effective time divided by 0.0567.

TREATMENT OF CELL PATHWAYS BENEFITS AND OTHER EMPLOYEE MATTERS

     For a period of nine months after the effective time, OSI will give Cell Pathways' employees who continue their employment after the merger, compensation, employee benefits and terms and conditions of employment that are substantially similar, in the aggregate, to those provided to similarly situated employees of OSI or to those provided by Cell Pathways prior to the effective time, or a combination of both, such that the compensation, employee benefits and terms and conditions of employment are substantially similar to those of Cell Pathways as in effect immediately prior to the effective time of the merger. In addition, such employees will receive service credit for eligibility and vesting (but not benefit accrual) for employment, compensation and employee benefit purposes, except as would result in duplication of benefits or payments. OSI has also agreed to waive limitations for preexisting condition exclusions and waiting periods under any OSI welfare benefit plans that a continuing Cell Pathways employee is eligible to participate in after the merger. This waiver would not include, however, limitations and waiting periods that have not been satisfied by an employee under any Cell Pathways welfare plan prior to the merger. Continuing Cell Pathways employees will also receive credit for their accrued and unpaid vacation and/or paid leave balance as of the effective time of the merger.

     All Cell Pathways' employment, change of control and other compensation agreements existing prior to execution of the merger agreement will be assumed and honored by OSI.

     After consummation of the merger, OSI shall determine whether to continue, terminate, merge, modify or amend any employee benefit plan or arrangement sponsored, maintained or contributed to by Cell Pathways including, without limitation, the Cell Pathways Retirement Savings Plan, and any such action shall be carried out in accordance with applicable law and in accordance with the terms of any such plan.

     Prior to the effective time, Cell Pathways will distribute an aggregate amount of $250,000 to its employees, other than employees who have entered into a change of control agreement with Cell Pathways. The $250,000 will be allocated between all such employees in amounts to be determined by the Chief Executive Officer of Cell Pathways, in consultation with the Chief Executive Officer of OSI.

ACCOUNTING TREATMENT

     The merger will be accounted for as a purchase by OSI under accounting principles generally accepted in the United States of America. Under the purchase method of accounting, the assets and liabilities of Cell Pathways will be recorded, as of completion of the merger, at their respective fair values and added to those of OSI. Reported financial condition and results of operations of OSI issued after completion of the merger will reflect Cell Pathways' balances and results after completion of the merger, but will not be restated retroactively to reflect the historical financial position or results of operations of Cell Pathways. Following the completion of the merger, the earnings of OSI will reflect purchase accounting adjustments, including in-process research and development write-offs and increased amortization and depreciation expense for acquired assets.

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MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following discussion summarizes the material U.S. federal income tax consequences of the merger. The discussion is based on the Internal Revenue Code, related regulations, existing administrative interpretations and court decisions, all of which may change, possibly with retroactive effect. This discussion assumes that Cell Pathways' stockholders hold their shares of Cell Pathways stock as capital assets within the meaning of Section 1221 of the Code. This discussion does not address all aspects of U.S. federal income taxation that may be important to Cell Pathways' stockholders either in light of your particular circumstances or if a Cell Pathways' stockholder is subject to special rules. These special rules include those relating to:

     - stockholders who are not U.S. citizens or residents or that are foreign corporations, partnerships, estates or trusts;

     - financial institutions;

     - tax-exempt organizations;

     - insurance companies;

     - dealers in securities;

     - stockholders who acquired their Cell Pathways stock by exercising options or similar derivative securities or otherwise as compensation; and

     - stockholders who hold their Cell Pathways stock as part of a hedge, straddle, appreciated financial position or conversion transaction.

     This section, as it relates to matters of U.S. federal income tax law, constitutes the opinions of Morgan Lewis and Mintz Levin. These opinions are based on a number of assumptions, representations and covenants, including the assumption that the merger will be completed as described in this document and that the representations contained in letters delivered to counsel by Cell Pathways, OSI and the merger subsidiary in connection with the delivery of the opinions will be accurate through the closing. The opinions neither bind the IRS nor preclude the IRS from adopting a position contrary to that expressed in the opinions. Cell Pathways and OSI cannot assure you that contrary positions will not be successfully asserted by the IRS or adopted by a court if the issues are litigated. Neither Cell Pathways nor OSI intends to obtain a ruling from the IRS with respect to the tax consequences of the merger.

     Based upon and subject to the assumptions and limitations stated above, it is the opinion of Morgan Lewis and Mintz Levin that the merger will constitute a reorganization within the meaning of Section 368(a) of the Code and OSI, Cell Pathways and the merger subsidiary will each be a party to that reorganization. As a result of the qualification of the merger as a reorganization, the material federal income tax consequences will be as described below.

 TAX CONSEQUENCES TO CELL PATHWAYS STOCKHOLDERS

     Except as discussed below with respect to the receipt of cash in lieu of fractional shares and any portion of additional shares of OSI common stock received pursuant to the contingent value rights agreement that is treated as imputed interest, Cell Pathways' stockholders will not recognize gain or loss for U.S. federal income tax purposes on their receipt of OSI common stock or the contingent value rights in exchange for their Cell Pathways' common stock in the merger.

     The aggregate tax basis of the OSI common stock received by Cell Pathways' stockholders in exchange for their Cell Pathways' common stock (including fractional shares of OSI common stock that are converted to cash and any additional shares of OSI common stock that are distributed pursuant to the contingent value rights agreement) will be the same as the aggregate tax basis of the Cell Pathways common stock surrendered in exchange therefor and, in the case of additional shares of OSI common stock received pursuant to the contingent rights agreement, such tax basis will be increased by any amount treated as imputed interest.

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

     Until additional shares are distributed pursuant to the contingent value rights agreement or such agreement terminates without distributions, the interim basis of the OSI common stock received by each Cell Pathways stockholder in exchange for such stockholder's Cell Pathways common stock will be determined by assuming that such stockholder will receive the maximum number of additional shares of OSI common stock that could be issued pursuant to the contingent value rights agreement. Upon final determination of the number of shares to be issued pursuant to the contingent value rights agreement, the aggregate tax basis will be reallocated by the exchanging Cell Pathways' stockholder among the shares of OSI common stock actually received.

     The holding period of the OSI common stock received by Cell Pathways stockholders in exchange for their Cell Pathways common stock (including fractional shares of OSI common stock that are converted to cash and any additional shares of OSI common stock that are distributed pursuant to the contingent value rights agreement) will include the holding period of the Cell Pathways common stock surrendered in exchange therefor, except that the portion of additional shares of OSI common stock received pursuant to the contingent value rights agreement which represent the receipt of imputed interest income, as described below, will begin a new holding period upon receipt.

     Stockholders who receive cash in lieu of fractional shares of OSI common stock will be treated as having received the fractional shares and then as having exchanged the fractional shares for cash in a redemption by OSI. A stockholder will recognize gain or loss as a result of this deemed redemption in an amount equal to the difference between the amount of cash received and the portion of the tax basis of the stockholder's Cell Pathways common stock surrendered in the merger that is allocable to the fractional share.

     Stockholders who demand appraisal of their shares under Delaware General Corporation Law and receive a cash payment with respect to their shares generally will recognize a gain or loss equal to the difference between the amount of cash received and the stockholder's basis in such shares. The gain or loss generally will constitute capital gain or loss.

 IMPUTED INTEREST ON ADDITIONAL SHARES RECEIVED PURSUANT TO THE CONTINGENT VALUE RIGHTS AGREEMENT

     Under current law the deferred receipt of additional shares in a reorganization, such as those to be received pursuant to the contingent value rights agreement, requires that a portion of the additional shares be treated as interest income. Where there is no express provision for interest, as is the case here, under the current regulations interest will be imputed under Section 483 of the Code. Thus, if the additional shares become payable more than one year after the merger, a portion of such shares will constitute ordinary interest income. The amount of such interest income will be calculated by taking the fair market value of any additional shares issued and discounting such amount from the date of issuance back to the time of the merger using the imputed interest rate under the Code. The imputed interest rate will be the "applicable federal rate" provided under Section 1274(d) of the Code as of the time of the merger. Thus, the longer the period of time until the additional shares are received, the greater the proportion of such shares that will be treated as ordinary interest income. Each additional share received will be deemed to represent its pro rata share of the interest income. Upon the issuance of any additional shares, OSI will report to the recipient and to the IRS the amount of such interest income, as required by the Code.

 TAX CONSEQUENCES TO OSI AND CELL PATHWAYS

     OSI, including its merger subsidiary, and Cell Pathways will not recognize gain or loss for U.S. federal income tax purposes by reason of the merger, except that a portion of additional shares issued pursuant to the contingent value rights agreement will be treated as interest paid at such time and will be deductible subject to applicable Internal Revenue Code limitations.

 BACKUP WITHHOLDING

     Unless a stockholder complies with reporting and/or certification procedures or is an exempt recipient under the backup withholding and information reporting provisions of the Internal Revenue Code and Treasury regulations, the stockholder may be subject to a backup withholding tax, the current rate of which is
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

30%, on any cash payments received in the merger and on the portion of any additional shares of OSI common stock received pursuant to the contingent value rights agreement that are treated as imputed interest. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the stockholder's federal income tax liability, provided the required information is furnished to the IRS.

THIS DISCUSSION IS ONLY INTENDED TO PROVIDE YOU WITH A GENERAL SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. THIS DISCUSSION IS NOT A COMPLETE ANALYSIS OR DESCRIPTION OF EVERY POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCE OR ANY OTHER CONSEQUENCE OF THE MERGER. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS TAX CONSEQUENCES THAT MAY VARY WITH, OR ARE CONTINGENT ON, YOUR INDIVIDUAL CIRCUMSTANCES. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER. ACCORDINGLY, OSI AND CELL PATHWAYS STRONGLY URGE YOU TO CONSULT WITH YOUR TAX ADVISOR TO DETERMINE THE PARTICULAR U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES TO YOU OF THE MERGER.

COVENANTS UNDER THE MERGER AGREEMENT

 CONDUCT OF BUSINESS PENDING THE MERGER

     Until the closing of the merger, Cell Pathways has agreed to operate its business solely in the ordinary course consistent with its past practices. Cell Pathways also has agreed to use commercially reasonable efforts to preserve substantially intact its business, to keep available the services of its officers, employees and consultants and to preserve its relationships with customers, suppliers and other persons with which it has significant business relations.

     In addition to these agreements regarding the general conduct of its business, Cell Pathways has agreed to refrain from taking any of the following actions without the prior written consent of OSI, which OSI may not unreasonably withhold, condition or delay:

     - issue or sell any shares of capital stock, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock of Cell Pathways, except in connection with the exercise of outstanding options or pursuant to the terms of the Employee Stock Purchase Plan;

     - amend the terms of any stock option or stock purchase plan or any outstanding security, option or warrant;

     - redeem or repurchase its capital stock, except for the acquisition of shares from the holders of options in full or partial payment of the exercise price payable with respect to such options;

     - declare or pay dividends or distributions with respect to its capital stock;

     - amend its certificate of incorporation or by-laws or the charter documents of any of its subsidiaries;

     - enter into any material contracts;

     - incur or guarantee any material indebtedness or any other liabilities outside of the ordinary course of business;

     - adopt or amend any employee benefit plan;

     - enter into any employment contract;

     - settle any employment dispute;

     - pay any severance, special bonus or special remuneration to any director or employee, except as required to comply with applicable laws or pursuant to existing plans or policies;

     - increase salaries, wage rates or compensation of directors or, other than in the ordinary course of business, employees;

     - enter into material agreements with respect to any intellectual property rights;

     - make or change a material tax election, settle or compromise tax liabilities or agreements to extend statute of limitations, or enter into any tax allocation, tax sharing, tax indemnity or closing agreement;
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

     - acquire any equity interest in any entity;

     - authorize or make any capital expenditures in excess of $50,000 in the aggregate;

     - make any loans to any third party;

     - initiate or participate in any new clinical trials;

     - make any material changes to personnel or other business policies; and

     - hire any employees, other than in the ordinary course of business.

     Until the closing of the merger, OSI has agreed not to take any action that would make any of its representations and warranties contained in the merger agreement untrue in any material respect or that would be reasonably likely to materially delay the consummation of the merger.

 NO SOLICITATION OF OTHER PROPOSALS BY CELL PATHWAYS

     The merger agreement contains detailed provisions prohibiting Cell Pathways from seeking an alternative transaction. Under these "no solicitation" provisions, Cell Pathways has agreed that until the merger agreement is terminated, it will not, nor will it permit any of its subsidiaries or representatives acting on its behalf or on behalf of its subsidiaries to, directly or indirectly:

     - solicit, initiate, facilitate, induce or encourage or take any action that could reasonably be expected to lead to the making, submission or announcement of, an Acquisition Proposal, as defined below;

     - participate in discussions or negotiations regarding, or furnish any information or otherwise co-operate in any way with respect to any Acquisition Proposal;

     - approve, endorse or recommend any Acquisition Proposal;

     - enter into any letter of intent or similar document or contract contemplating or otherwise relating to an Acquisition Transaction; or

     - withdraw or modify, in a manner adverse to OSI, its approval or recommendation of the merger.

     However, the merger agreement does not prevent Cell Pathways from participating in discussions or negotiations regarding, or furnishing information or otherwise cooperating in any way in response to an Acquisition Proposal if:

     - the Cell Pathways Board of Directors concludes in good faith, after consultation with independent legal counsel, that the failure to do so could reasonably be expected to constitute a breach of its fiduciary duties to Cell Pathways' stockholders;

     - the Cell Pathways Board of Directors determines in good faith that the Acquisition Proposal could reasonably be expected to result in a Superior Proposal, as defined below;

     - after giving prior written notice to OSI, Cell Pathways enters into a confidentiality agreement; and

     - there has been no previous violation of the "no solicitation" provisions with regard to such Acquisition Proposal.

     The merger agreement also prohibits the Cell Pathways Board of Directors from withdrawing or modifying, or proposing to withdraw or modify, in a manner adverse to OSI, its approval or recommendation of the merger. However, notwithstanding the foregoing, if, in connection with an Acquisition Proposal, the Cell Pathways Board of Directors determines in good faith (i) after consultation with independent legal counsel, that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties to Cell Pathways' stockholders and (ii) that such Acquisition Proposal constitutes a Superior Proposal, the Cell Pathways Board of Directors may withdraw or modify its approval or recommendation of the merger.

     "Acquisition Proposal" means:

     - any bona fide written offer or proposal to acquire (i) all or at least 20% of the consolidated assets of Cell Pathways and its subsidiaries, or
       (ii) any equity securities of Cell Pathways or its subsidiaries;

     - any tender or exchange offer for any class of equity securities of Cell Pathways;

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

     - any merger, consolidation, business combination, sale of at least 20% of the consolidated assets, recapitalization, liquidation, dissolution or similar transaction involving Cell Pathways or its subsidiaries; or

     - any other transaction which, if consummated, would impede, interfere with, prevent or materially delay the merger or materially dilute the benefits to OSI of the merger.

     "Superior Proposal" means any unsolicited, bona fide written offer made by a third party to purchase all of the outstanding Cell Pathways voting stock or all or substantially all of the consolidated assets of Cell Pathways and its subsidiaries without any financing condition that the Cell Pathways Board of Directors determines, in its reasonable judgment, after consultation with independent legal counsel and its financial advisor:

     - is more favorable to the Cell Pathways stockholders than the merger; and

     - is capable of being consummated.

 INDEMNIFICATION AND INSURANCE FOR CELL PATHWAYS OFFICERS AND DIRECTORS

     OSI and CP Merger Corporation will honor Cell Pathways' indemnification obligations under agreements with its directors and officers and its certificate of incorporation and by-laws in effect before the effective time of the merger for a period of six years after the effective time of the merger. The merger agreement also provides that OSI will purchase a six year "tail" policy that will have the effect of maintaining the directors' and officers' existing liability insurance policies with respect to acts or omissions occurring on or prior to the completion of the merger. The term of the coverage of the "tail" policy may be reduced, if necessary, to a term of coverage that can be obtained for a premium equal to $1,562,500 plus any unearned premium actually refunded or credited to Cell Pathways with respect to Cell Pathways' existing directors' and officers' insurance policies.

 OTHER COVENANTS

     The merger agreement contains covenants of both parties relating to, among other things, public announcements, notifications, regulatory filings, reporting of the transaction for federal income tax purposes, further assurances and cooperation in obtaining consents approvals and affiliates' agreements.

     Cell Pathways has also agreed, among other things, to grant OSI access to company information, employees and facilities, as is reasonably necessary.

CONDITIONS TO COMPLETION OF THE MERGER

     Each of OSI's, CP Merger Corporation's and Cell Pathways' obligations to complete the merger are subject to the satisfaction or waiver of specified conditions before completion of the merger, including the following:

     - the approval and adoption of the merger agreement at the Cell Pathways special stockholder meeting by at least a majority of the outstanding shares of Cell Pathways common stock;

     - the declaration of and continued effectiveness of OSI's registration statement on Form S-4, of which this proxy statement/prospectus forms a part, with no stop order initiated, pending or threatened;

     - the absence of any law, order, injunction or proceeding prohibiting or preventing completion of the merger, prohibiting or limiting the ownership or operation, or compelling the disposition or separate holding by OSI or Cell Pathways of any material portion of the business or assets of OSI or Cell Pathways or their respective subsidiaries as a result of the merger, or which is otherwise likely to have a material adverse effect on the business, condition or results of OSI or Cell Pathways;

     - the approval for listing on the Nasdaq National Market of the shares of OSI common stock to be issued, or to be reserved for issuance, in connection with the merger, subject to official notice of issuance;

     - the receipt of all licenses, permits, consents or approvals of or from any governmental authority or other third party necessary for completion of the merger, including any expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

     - the representations and warranties of the other party that are qualified as to materiality being true and correct as of the date of the merger agreement and the date the merger is completed;
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

     - the representations and warranties of the other party that are not qualified as to materiality being true and correct in all material respects as of the date of the merger agreement and the date the merger is completed;

     - the performance, in all material respects, by the other party of its respective obligations under the merger agreement;

     - the receipt of a certificate signed by an executive officer of the other party certifying to the accuracy of such party's representations and warranties and the performance by such party of its obligations, in each case as described above;

     - there having been no material adverse affect on the business, condition or results of the other party after the date of the merger agreement; and

     - the receipt of a tax opinion from counsel.

     In addition, OSI's and CP Merger Corporation's obligations to complete the merger are subject to the satisfaction or waiver of each of the following additional conditions before completion of the merger:

     - there must not be pending any action or proceeding having a reasonable likelihood of success by or before any governmental authority or court, nor must there be any judgment, decree or order of any governmental authority or court, seeking to make the merger materially more costly, to obtain material damages in connection with the merger, or to prohibit or limit the ownership or operation by OSI or Cell Pathways of their, or their subsidiaries', respective business or assets, or compelling OSI, Cell Pathways or their respective subsidiaries to dispose of or hold separately any material portion of their business or assets, as a result of the merger;

     - appraisal rights must not have been exercised by holders of more than 7.5% of the outstanding voting shares of Cell Pathways;

     - Robert J. Towarnicki, Brian J. Hayden and Rifat Pamukcu must have entered into a consulting agreement in form and substance satisfactory to OSI. See the "Background and Reasons for the Merger -- Interests of Cell Pathways' Directors and Executive Officers in the Merger -- Consulting Arrangements" on page 37.

REPRESENTATIONS AND WARRANTIES

     In the merger agreement, OSI, CP Merger Corporation and Cell Pathways make representations and warranties to each other about their respective companies related to, among other things:

     - corporate organization and qualification to do business;

     - capitalization;

     - subsidiaries and their corporate organization, qualifications to do business and capitalization;

     - corporate authority to enter into, and carry out the obligations under, the merger agreement and the enforceability of the merger agreement;

     - absence of a breach of organizational documents, laws or material agreements as a result of the merger agreement and the merger;

     - required governmental consents, approvals and filings;

     - governmental licenses, permits and authorizations;

     - reports and financial statements filed with the SEC and the accuracy of the information contained in those documents;

     - absence of any undisclosed liabilities and material adverse events since September 30, 2002;

     - absence of litigation;

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

     - title to assets;

     - the filing of tax returns and payment of taxes;

     - payment of fees to finders, brokers or investment bankers in connection with the merger;

     - absence of unlawful business practices;

     - compliance with corporate governance requirements of the Nasdaq National Market; and

     - absence of certain related party transactions.

     Cell Pathways also made additional representations and warranties to OSI and CP Merger Corporation related to, among other things:

     - employee benefit plans;

     - compliance with governmental regulations concerning employees and relations with employees;

     - labor and employment matters;

     - owned and leased real property;

     - ownership, use and non-infringement of intellectual property rights;

     - compliance with environmental laws and other environmental matters;

     - material contracts and the absence of defaults with respect to material contracts;

     - insurance coverage;

     - compliance with state takeover laws;

     - amendments to Cell Pathways' rights agreement;

     - receipt of an opinion from Cell Pathways' financial advisor; and

     - regulatory filings and approvals and regulatory compliance.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated at any time before the effective time, whether before or after its adoption by Cell Pathways stockholders:

     - by written consent of OSI, CP Merger Corporation and Cell Pathways;

     - by OSI, CP Merger Corporation or Cell Pathways:

      - if the effective time of the merger has not occurred before August 6, 2003, unless that party's own breach of the agreement is the reason that the merger has not been consummated;

      - if there is a non-appealable government action prohibiting the consummation of the merger, or a court of competent jurisdiction shall have issued an order or other action enjoining or otherwise prohibiting the merger or there is a law making consummation of the merger illegal or otherwise prohibited; or

      - if Cell Pathways stockholders do not vote to adopt the merger agreement.

     - by OSI or CP Merger Corporation:

      - if the Cell Pathways Board of Directors receives a Superior Proposal (as defined above) and withdraws, modifies or changes its recommendation of the merger after determining in good faith, after consultation with independent legal counsel, that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties; or

      - for a material misrepresentation or an uncured breach by Cell Pathways.

     - by Cell Pathways:

      - if the Cell Pathways Board of Directors receives a Superior Proposal (as described above) and, withdraws, modifies or changes its recommendation of the merger after determining in good faith, after consultation with independent legal counsel, that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties, unless Cell Pathways is in breach of the "no solicitation" provisions or has not paid the termination fee (as described below); or

      - for a material misrepresentation or an uncured breach by OSI.

EFFECT OF TERMINATION

     If the merger agreement is terminated pursuant to the conditions set forth above, unless the termination results from the willful failure of either party to fulfill a condition to the performance of the obligations of the other party, or the willful failure by either party to perform a covenant, all further obligations of the parties under the merger agreement will terminate, except that any obligations with respect to payment of the termination fee described below will survive.

TERMINATION FEES AND EXPENSES

 PAYMENT OF TERMINATION FEE

     Cell Pathways has agreed to pay OSI $1,250,000 if the merger agreement is terminated in any of the following circumstances:

     - OSI or Cell Pathways terminates the merger agreement because the Cell Pathways Board of Directors receives a Superior Proposal (as described above) and withdraws, modifies or changes its recommendation of the merger;

     - OSI or Cell Pathways terminates the merger agreement because Cell Pathways stockholders fail to adopt the merger agreement and an Acquisition Proposal (as described above), which was proposed prior to such termination, is consummated within nine months of such termination.

     - OSI terminates the merger agreement for a material misrepresentation or an uncured breach by Cell Pathways and an Acquisition Proposal (as described above), which was proposed prior to such termination, is consummated within nine months of such termination.

 EXPENSE REIMBURSEMENT AND INTEREST

     If Cell Pathways fails to pay the termination fee when due, in addition to the termination fee Cell Pathways will be required to pay OSI's costs of collection and interest on the unpaid fee at the prime rate.

 PAYMENT OF EXPENSES

     OSI and Cell Pathways will share equally the fees and expenses of printing and filing this proxy statement/prospectus and the registration statement, and each will each pay its own other merger-related fees and expenses.

AMENDMENTS AND WAIVERS

     OSI and Cell Pathways may amend or waive any provision of the merger agreement in writing before the effective time of the merger, except that after the Cell Pathways stockholders have approved the merger, the further approval of the Cell Pathways stockholders would be required to reduce the amount or change the type of consideration that they will receive in the merger.

APPRAISAL OR DISSENTERS' RIGHTS

     If the merger is consummated, holders of Cell Pathways common stock who do not vote in favor of adopting the merger agreement will have the right to seek an appraisal of, and to be paid the "fair value" for, their shares of Cell Pathways common stock, instead of receiving the OSI common stock and contingent value right that such stockholders would otherwise be entitled to under the merger agreement. In order to assert these rights such stockholders must follow the procedures set forth in Section 262 of the Delaware General Corporation Law.

     These rights are commonly referred to as "appraisal rights" or "dissenters' rights." The following summary of appraisal rights is qualified in its entirety by the text of Section 262 of the Delaware General Corporation Law, which is reproduced in Annex D to this proxy statement/prospectus.

     This summary does not constitute a recommendation that stockholders exercise their appraisal rights, or otherwise constitute any legal or other advice. If a stockholder wishes to exercise his or her appraisal rights, such stockholder is urged to contact his or her legal counsel or advisors. Failure to follow strictly the procedures set forth in Section 262 will result in a loss of appraisal rights. If a stockholder loses his or her appraisal rights, such stockholder will be entitled to receive OSI common stock and the contingent value right as determined under the merger agreement.

     Appraisal rights are available only to the record holder of shares. References in Section 262 to "stockholders" are to record holders. References in the summary below to "you" and "your" assume that you are a record holder. If you wish to exercise appraisal rights but have a beneficial interest in shares which are held of record by or in the name of another person, such as a broker or nominee, you should act promptly to cause the record holder to follow the procedures set forth in Section 262 to perfect your appraisal rights.

     Section 262 requires Cell Pathways to notify you, at least 20 days prior to the special meeting, as to the availability of appraisal rights and to provide you with a copy of the text of Section 262. This proxy statement/prospectus, including Annex D, serves as the required notice and text.

     To claim your appraisal rights, you must do each of the following:

     - deliver to Cell Pathways prior to the vote on the merger a written demand for an appraisal of your shares;

     - continuously hold your shares from the date you deliver a written demand for an appraisal through the completion of the merger;

     - not vote in favor of the merger agreement; and

     - file within 120 days after the effective time of the merger, if Cell Pathways does not file within that time, a petition in the Delaware Court of Chancery demanding a determination of the fair value of your shares. Cell Pathways is under no obligation and has no intent to file any petition.

     If you sell or otherwise transfer or dispose of your shares before the merger is completed, you will lose your appraisal rights with respect to those shares. If neither any stockholder who has demanded appraisal rights nor Cell Pathways has filed a petition in the Delaware Court of Chancery within 120 days after the effective time of the merger, then all stockholders' appraisal rights will be lost.

     Voting against the adoption of the merger agreement or otherwise failing to vote for the adoption of the merger agreement will not by itself constitute a demand for an appraisal or sufficient notice of an election to exercise appraisal rights. Any demand for an appraisal must be in writing, signed and mailed or delivered to:

                              Cell Pathways, Inc.
                              702 Electronic Drive
                          Horsham, Pennsylvania 19044
                Attention: Brian Hayden, Chief Financial Officer

     A written demand must reasonably inform Cell Pathways of the identity of the stockholder and of the stockholder's intent to demand appraisal of his, her or its shares of Cell Pathways common stock.

     A demand for appraisal should be signed by or on behalf of the stockholder exactly as the stockholder's name appears on the stockholder's stock certificates. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be executed in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may
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

execute a demand for appraisal on behalf of a record holder; however, in the demand the agent must identify the record owner or owners and expressly disclose that the agent is executing the demand as an agent for the record owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights for the shares held for one or more beneficial owners and not exercise rights for the shares held for other beneficial owners. In this case, the written demand should state the number of shares for which appraisal rights are being demanded. When no number of shares is stated, the demand will be presumed to cover all shares held of record by the broker or nominee.

     Cell Pathways will send notice of the effective time of the merger to each stockholder who has properly demanded appraisal rights under Section 262 and has not voted in favor of the merger agreement. Cell Pathways will send this notice within 10 days after the effective time of the merger.

     If you have complied with the requirements for claiming your appraisal rights, then during the 120 days following the effective time of the merger, you may request from Cell Pathways a statement as to the aggregate number of shares not voted in favor of the merger agreement and with respect to which demands for appraisal have been received and the number of holders of those shares. Upon any request, which must be made in writing, Cell Pathways will mail a statement of that information to you within 10 days.

     If a petition for an appraisal is filed timely, the Delaware Court of Chancery will hold a hearing on the petition to determine the stockholders entitled to appraisal rights and the "fair value" of their shares. The determination of fair value will not include any element of value arising from the accomplishment or expectation of the merger. The court will also determine a fair rate of interest, if any, to be paid upon the amount determined to be the fair value of the shares. The court may determine that the fair value of the shares is more than, the same as or less than the value of the OSI common stock and contingent value right you would have received under the merger agreement. An investment banking opinion as to fairness from a financial point of view is not necessarily an opinion as to fair value under Section 262. The Delaware Supreme Court has stated that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

     The costs of the action may be determined by the Delaware Court of Chancery and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a stockholder, the court may order that all or a portion of the expenses incurred by any stockholder in an appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares entitled to appraisal.

     If you have duly demanded an appraisal of your shares, you will not, after the effective time of the merger, be entitled to vote those shares for any purpose, nor will you be entitled to the payment of dividends or other distributions on those shares, except for dividends or other distributions payable to stockholders as of a record date prior to the effective time of the merger.

     You may withdraw your demand for appraisal of your shares within 60 days after the effective time of the merger. Any attempt to withdraw your demand more than 60 days after the effective time of the merger will require the written approval of Cell Pathways. Once a petition for appraisal is filed with the Delaware Court of Chancery, the appraisal proceeding may not be dismissed without court approval.

     If you properly demand appraisal of your shares, but fail to perfect your appraisal rights, otherwise lose your appraisal rights or effectively withdraw your demand for an appraisal, your shares will be converted into the right to receive OSI common stock and a contingent value right as determined under the merger agreement, without interest.

     OSI will not be obligated to close the merger if the aggregate number of shares held by Cell Pathways stockholders demanding appraisal rights exceeds 7.5% of the number of shares of Cell Pathways common stock issued and outstanding immediately prior to the effective time of the merger. The legal opinions as to the tax-free nature of the merger will be based in part on the assumption that this 7.5% threshold will not be exceeded. See the discussion under "The Merger and the Merger Agreement -- Material United States Federal Income Tax Consequences of the Merger" beginning on page 43.

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

NASDAQ LISTING OF OSI COMMON STOCK

     OSI has agreed to file a listing notification with the Nasdaq National Market concerning the OSI common stock to be issued to Cell Pathways stockholders in the merger, including shares of OSI common stock issuable upon conversion of the contingent value rights. The contingent value rights are nontransferable and they will not be listed with the Nasdaq National Market or any other exchange.

RESALES OF OSI COMMON STOCK BY CELL PATHWAYS' AFFILIATES

     Cell Pathways stockholders may freely transfer the shares of OSI common stock received in the merger, unless they are individuals and entities who are deemed to be "affiliates" of Cell Pathways before the merger or deemed to be "affiliates" of OSI after the merger. Persons who may be deemed to be affiliates of Cell Pathways or OSI include individuals or entities that control, are controlled by, or are under common control with, Cell Pathways or OSI and may include executive officers and directors as well as principal stockholders. These affiliates or their brokers risk being characterized as "underwriters" when they sell shares of OSI common stock received in the merger. The U.S. securities laws require registration of shares sold by underwriters. An affiliate and its broker can avoid being characterized as an underwriter and, therefore, avoid the Securities Act registration requirements by selling shares in compliance with Rule 145 or Rule 144 under the Securities Act. Rule 145 covers sales by Cell Pathways affiliates, and Rule 144 covers sales by OSI affiliates. Each rule limits the number of shares an affiliate can sell in a particular period of time. The merger agreement requires Cell Pathways to use its reasonable best efforts to cause each of its affiliates to execute and deliver to OSI a written agreement to the effect that the affiliate will not offer or sell or otherwise dispose of OSI common stock issued to the affiliate in the merger, including shares issued pursuant to the contingent value rights, if any, in violation of the Securities Act or the related rules and regulations adopted by the SEC.

     This proxy statement/prospectus does not cover resales of OSI common stock received by any person who may be deemed to be an affiliate of Cell Pathways and/or OSI.

REGULATORY MATTERS

     OSI and Cell Pathways are not aware of any material governmental or regulatory requirements that must be complied with regarding the merger, other than federal securities laws and the filing of documents describing principal terms of the merger agreement with the secretary of state of Delaware. At this time we do not expect the merger to be subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated under that Act by the Federal Trade Commission, which prevent some transactions from being completed until required information and materials are furnished to the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission and the applicable waiting periods are terminated or expire. However, if the market price of OSI common stock rises sufficiently to cause the total value of the merger consideration to exceed $50 million, then OSI and Cell Pathways may be required to make filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

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

                                BUSINESS OF OSI

     OSI is a leading biotechnology company focused on the discovery, development and commercialization of high-quality oncology products that both extend life and improve the quality-of-life for cancer patients worldwide. OSI has established a balanced pipeline of oncology drug candidates that includes both next-generation cytotoxic chemotherapy agents and novel mechanism-based, gene-targeted therapies.

     OSI's most advanced drug candidate, Tarceva(TM) (erlotinib HC1), is a small molecule inhibitor of the epidermal growth factor receptor, or HER1/EGFR. The protein product of the HER1/EGFR gene is a receptor tyrosine kinase that is over-expressed or mutated in many major solid tumors. OSI believes HER1/EGFR inhibitors represent an exciting new class of relatively safe and well tolerated anti-cancer agents that may have utility in treating a wide range of cancer patients. Tarceva(TM) is an oral once-a-day small molecule drug designed to specifically block the activity of the HER1/EGFR protein. Currently, Tarceva(TM) is being developed in an alliance with Genentech and Roche. If the drug receives regulatory approval, Genentech will lead the marketing effort in the United States and Roche will market it in the rest of the world. OSI will receive milestone payments from both Genentech and Roche, an equal profit share from U.S. sales, and royalties on sales outside of the United States. Tarceva(TM) has demonstrated encouraging indications of anti-cancer activity in single-agent, open label Phase II trials in non-small cell lung cancer, head and neck cancer and ovarian cancer. Tarceva(TM) is currently in Phase III clinical trials for non-small cell lung cancer and pancreatic cancer.

     Behind Tarceva(TM) OSI has five additional drug candidates in earlier stages of clinical development. Three of these (OSI-211, OSI-7904L and OSI-7836) are next generation cytotoxic chemotherapy agents which are being developed by OSI and the other two (CP-547,632 and CP-724,714) are gene-targeted therapies currently being developed by Pfizer Inc. OSI owns commercial rights to the first three and will receive royalty payments on the latter two if they are successfully commercialized.

     OSI's next generation cytotoxic chemotherapy candidates are designed to improve upon currently marketed products in the same drug class. OSI-211 is a liposomal formulation of lurtotecan, a topoisomerase-1 inhibitor, that is being developed to compete with topotecan (Hycamtin(R)). OSI-7904L is a liposomal formulation of a thymidylate synthase inhibitor, GW1843, that is being developed as a potential competitor to 5-Fluorouracil (5-FU) and capecitabine (Xeloda(R)), and OSI-7836 is a nucleoside analog being developed to compete with gemcitabine (Gemzar(R)). OSI-211 is in Phase II clinical trials, and OSI-7904L and OSI-7836 are in Phase I clinical trials. Like Tarceva(TM), the two gene-targeted therapies are receptor tyrosine kinase inhibitors. CP-547,632 is a small molecule targeting the vascular endothelial growth factor receptor, or VEGFR, and CP-724,714 is a small molecule targeting HER2/erbB2. Both agents are currently in Phase I clinical trials.

     In order to support its clinical pipeline, OSI has established (through acquisition and internal investment) a high quality oncology clinical development and regulatory affairs capability comprised of a fully developed infrastructure and over 140 professionals. OSI has also acquired a pilot scale chemical manufacturing and process chemistry group. Behind its clinical pipeline OSI has an extensive, fully integrated small molecule drug discovery organization designed to generate a pipeline of high quality oncology drug candidates to move into clinical development. This research operation has been built upon OSI's historical strengths in high throughput screening, chemical libraries, medicinal and combinatorial chemistry, and automated drug profiling technology platforms.

     The following table summarizes the status of OSI's more advanced oncology
product candidates as of           and identifies any related collaborator.

-------------------------------------------------------------------------------------------------------
PRODUCT/INDICATION                              STATUS*            DRUG TYPE            COLLABORATOR(S)
------------------                              -------            ---------            ---------------
-------------------------------------------------------------------------------------------------------
 Tarceva(TM)/Non-Small Cell Lung Cancer        Phase III  Epidermal Growth              OSI-owned/
 Tarceva(TM)/Pancreatic Cancer                 Phase III  Factor Receptor Inhibitor     Genentech
 Tarceva(TM)/Ovarian, Head and                 Phase II   (HER1/EGFR)                   and Roche
  Neck, Metastatic Breast and Glioblastoma
  Multiforme
 Tarceva(TM)/various-exploratory               Phase I
-------------------------------------------------------------------------------------------------------

 OSI-211/Ovarian Cancer                        Phase II   Liposomal Topoisomerase-1     OSI-Owned
 OSI-211/Small Cell Lung Cancer                Phase II   Inhibitor
-------------------------------------------------------------------------------------------------------

 OSI-7904L/various-exploratory                 Phase I    Liposomal Thymidylate         OSI-Owned
                                                          Synthase Inhibitor
-------------------------------------------------------------------------------------------------------

 OSI-7836/various-exploratory                  Phase I    Nucleoside Analog             OSI-Owned
-------------------------------------------------------------------------------------------------------

 CP-547,632/various-exploratory                Phase I    Vascular Endothelial Growth   Pfizer
                                                          Factor Receptor (VEGFR)
                                                          Inhibitor
-------------------------------------------------------------------------------------------------------

 CP-724,714/various-exploratory                Phase I    HER2/erbB2 Receptor           Pfizer
                                                          Inhibitor
-------------------------------------------------------------------------------------------------------

(*) Denotes clinical safety and efficacy tests as follows:

    Phase I-Evaluation of safety in humans.

    Phase II-Evaluation of safety, dosing, and initial efficacy in humans.

    Phase III-Evaluation of safety and efficacy in humans.

     On March 12, 2003, OSI announced that it had entered into an agreement with an affiliate of Serono S.A., Ares Trading, S.A., under which OSI has the exclusive right to market and promote the drug Novantrone(R) (mitoxantrone hydrochloride) for all approved oncology indications in the United States. In consideration for these exclusive rights, OSI will pay Serono initial fees totaling $55 million plus quarterly maintenance fees in return for commissions on net sales in oncology. To support Novantrone(R), OSI intends to build commercial operations to include a sales force and an associated marketing and sales management infrastructure. OSI estimates that the fiscal year 2004 commission revenues on Novantrone(R) oncology sales will be between approximately $20 million and $30 million.

     Novantrone(R) is approved by the FDA for the treatment of acute nonlymphocytic leukemia, which includes myelogenous, promyelocytic, monocytic and erythroid acute leukemias, and the relief of pain associated with advanced hormone-refractory prostate cancer. The drug is also approved for certain advanced forms of multiple sclerosis. Serono will continue to be responsible for the marketing of the multiple sclerosis indication for Novantrone(R) and book all U.S. sales in all indications. Total sales in 2002 of Novantrone(R) were approximately $80 million.

OSI'S STRATEGY

     OSI believes that Tarceva(TM) has established a corporate presence for OSI in the oncology field. OSI's strategy over the last several years has been designed to capitalize upon this presence and to re-orient its business towards becoming a world class oncology organization. To this end, OSI has raised capital, formed alliances and engaged in merger and acquisition activity with the strategic intent to:

     - maximize OSI's prospects for successful development and commercialization of Tarceva(TM);

     - enhance OSI's skill sets and improve the quality of its organization, allowing OSI to establish a comprehensive array of research, development and business skills necessary for its cancer mission;

     - divest or exit from its current non-oncology research activities and alliances;

     - engage in active in-licensing and partnering efforts to add to OSI's cancer pipeline and complement its internal cancer research programs; and

     - continue to invest in opportunities that will lead to successful growth while aggressively managing the risks inherent in the industry in order to sustain a strong balance sheet through to profitability.

     As OSI moves forward, it intends to follow through on the following core elements of its strategy:

     Execution on Tarceva(TM). Together with its partners, Genentech and Roche, OSI has formulated a comprehensive, global development program for Tarceva(TM). Since the beginning of the alliance, OSI, with its partners, has collectively initiated numerous clinical trials, four of which are Phase III registration-oriented trials in lung and pancreatic cancers. This registration strategy focuses on the execution of adequate, controlled and well-designed studies to support a worldwide registration program. All four Phase III trials are designed as large-scale, placebo controlled, double-blinded trials with a primary endpoint of survival and several secondary endpoints which include, among others, tumor response, time to progression, symptom relief and quality of life. The alliance has now completed targeted enrollment in all four Phase III trials which involve a total of approximately 3,500 patients. Should these studies prove successful, OSI has established a goal of achieving profitability within 18 to 24 months of market launch of Tarceva(TM).

     Focus on Oncology. OSI intends to focus its business entirely on oncology and continue to build upon its extensive pipeline of oncology product candidates, its strong core of discovery research, and its top-tier oncology clinical development and regulatory affairs group. As its pipeline reaches the commercialization stage, OSI also intends to establish a full commercial operation, initially in the U.S. market. Although OSI intends to commercialize selected products independently, OSI will also continue to engage in marketing partnerships where its believes this will add value to OSI's ability to effectively and competitively commercialize its products.

     OSI also intends to complete the divestiture of all remaining non-oncology research programs. In July 2002, OSI agreed to accelerate the conclusion of the phase-down period of its funded research alliance with Anaderm Research Corporation, a wholly-owned subsidiary of Pfizer, focused on the development of novel treatments for skin and hair conditions. OSI completed the transfer of all research related to the collaboration in February 2003. OSI is in the process of divesting its diabetes program and certain of its adenosine receptor assets into an entity with the intent that this entity subsequently will be funded by third party investors and will be one in which OSI will maintain a minority interest. This planned divestiture coupled with steps OSI took in October 2002 to re-size and re-focus the skill sets of its organization has positioned OSI with approximately 425 research, development and business personnel focused entirely on oncology.

     These steps will allow OSI to maintain the level of resource commitment OSI believes is required to achieve its primary goal of building a first-class oncology franchise with a pipeline of clinical and research opportunities anchored around Tarceva(TM).

     Licensing and Acquiring Oncology Products and Clinical Candidates. In order to effectively manage the risks inherent in pharmaceutical research and development and to complement its internal research efforts, OSI believes it is essential that it continue to explore licensing and acquisition initiatives designed to add oncology products and clinical candidates to its pipeline in order to further strengthen OSI's growing position in oncology. In December 2001, OSI acquired Gilead Sciences, Inc.'s entire pipeline of clinical candidates in oncology and certain related intellectual property, as well as Gilead's Boulder, Colorado operations, including clinical research, regulatory affairs and drug development personnel, infrastructure, and facilities. This transaction accelerated OSI's development and commercialization capabilities with the addition of an outstanding and complementary drug development and oncology group comprised of approximately 120 professionals, and augmented OSI's pipeline of gene-targeted small molecule therapeutics with several promising next-generation cytotoxic chemotherapy agents currently in clinical development. Under the terms of the transaction, OSI received exclusive worldwide development and commercialization rights to Gilead's three clinical development candidates in oncology. With a full array of cancer drug discovery and development capabilities and a strong balance sheet, OSI expects to be well positioned to compete for premier in-licensing and acquisition opportunities.

     Establishing commercial operations. A key corporate goal for OSI has been to secure rights to an in-the-market therapeutic product as a vehicle to enable it to establish a sales and marketing organization and continue its mission of building a first class oncology franchise. OSI believes that with the Novantrone(R) transaction described above it has taken a significant step toward accomplishing this goal.

     Accessing a quality product that will allow OSI to generate a credible revenue flow and build a high quality sales and marketing organization has proven to be a challenge as a result of tremendous competition for the in-licensing or acquisition of an in-the-market therapeutic product. OSI believes the opportunity to acquire the rights to Novantrone(R) presented itself at the right time and is the right size financially. The transaction, in OSI's view, allows it to meet its strategic goal and will provide a modest annual cash-flow positive outcome by fiscal year 2004 and for succeeding fiscal years. OSI further believes the following tangible and intangible benefits of this transaction, among others, warranted the decision to secure an agreement with
Serono:

     - the enhancement of the possibility for future in-licensing and regional co-promote deals for other marketed oncology products;

     - the ability to directly market in the United States its future pipeline products, thereby leading to an improved economic share of product revenues; and

     - the further validation of OSI as a quality development and commercialization partner for oncology development candidates.

     In order to rapidly establish a core capability in the commercial area, OSI intends to secure a short-term transitional arrangement with a contract sales organization to provide a core of sales representatives, sales and marketing operations support personnel and core infrastructure needs. Additionally, OSI intends to recruit a corporate executive level candidate to lead the establishment of a core commercial operation.

     OSI believes that, through the Serono and Gilead transactions, through the proposed merger with Cell Pathways (if approved by the Cell Pathways stockholders) and through its research and development investments, it has created a top quality oncology organization around Tarceva(TM). Upon the establishment of a commercial organization, OSI believes that it will have completed the assembly of a fully integrated oncology organization from discovery through to commercialization. Assuming Cell Pathways stockholder approval of the proposed merger, OSI will have a portfolio consisting of two marketed products, Novantrone(R) and Gelclair(TM), two phase III programs, Tarceva(TM) and Aptosyn(R), and six earlier stage clinical programs, two of which, OSI-211 and CP461, are in phase II trials. This clinical pipeline is diversified into three areas of investment: (i) novel anti-oncogene, receptor tyrosine kinase inhibitors; (ii) novel apoptotic molecules; and (iii) next-generation cytotoxic agents. Supporting this pipeline is a highly competent development organization of approximately 140 professionals as well as a 170-person research organization focused on next-generation small molecule cancer drugs.

     You can find additional information regarding OSI in its filings with the SEC. For more details about how you can obtain this information, you should read the section of this proxy statement/prospectus entitled "Where You Can Find More Information" on page 80.

                           BUSINESS OF CELL PATHWAYS

GENERAL

     Cell Pathways is a development stage pharmaceutical company focused on the research and development of products to treat and prevent cancer, and the future commercialization of such products. Cell Pathways' technology may prove to have applicability beyond the treatment and prevention of cancer, including, for example, treatment of autoimmune diseases such as inflammatory bowel disease. Cell Pathways also imports, promotes through licensees and sells Gelclair(TM) Concentrated Oral Gel to oncology, dental and other markets. Cell Pathways will likely be considered to be in the development stage until, if ever, Cell Pathways receives approval for, and generates significant revenues from, the marketing and selling of one or more of its pharmaceutical drug candidates, or generates significant revenues from its marketing and selling of products made by others, such as Gelclair(TM).

     Cell Pathways' technology is based upon a mechanism which it believes, based on its research, can be targeted to induce selective apoptosis, or programmed cell death, in precancerous and cancerous cells without affecting apoptosis in normal cells. Cell Pathways has created a new class of selective apoptotic anti-neoplastic drugs, or SAANDs, and has synthesized many new chemical compounds in this new class. Published data indicate that some of these compounds have anti-proliferative activity in addition to pro-apoptotic activity.

     Cell Pathways' product development program focused initially on compounds likely to be helpful in treating precancerous lesions such as colonic polyps and cervical dysplasia. Attention next turned to the prevention of the recurrence of prostate cancer and breast cancer. Clinical trials subsequently expanded into the direct treatment of prostate and lung cancer. Cell Pathways has also made arrangements for clinical trials of its first compound, Aptosyn(R) (exisulind), in combination with leading cancer chemotherapeutic agents of major pharmaceutical companies in trials in lung, prostate and breast cancers; many of these trials are supported by major pharmaceutical companies, by clinical oncology cooperative groups affiliated with the National Cancer Institute or by investigator obtained grants. In 1999 Cell Pathways commenced clinical development of a second compound, CP461, as a single agent in cancer indications. Cell Pathways has also commenced clinical testing of CP461 in a non-cancerous autoimmune indication, inflammatory bowel disease.

BUSINESS STRATEGY

     Cell Pathways' primary objectives have been to be a leader in the development of pharmaceutical products to treat and prevent cancer. Recognizing that its technology may have applicability beyond the fields of cancer and precancer, Cell Pathways also commenced a clinical trial of CP461 in the autoimmune indication of Crohn's Disease and correspondingly enlarged its objectives. Cell Pathways' intentions have been to:

     - Pursue clinical development of Aptosyn(R), with emphasis on cancer indications.

     - Pursue clinical development of CP461 in cancer indications.

     - Develop Aptosyn(R), CP461 and other SAANDs as part of combination therapy with leading chemotherapeutic agents.

     - Clinically test SAANDs technology in non-cancer indications where pro-apoptotic activity (whether or not accompanied by anti-proliferative activity) may hold promise, commencing with the clinical testing of CP461 in Crohn's Disease.

     - Use its proprietary technology to develop additional SAANDs for cancer therapy and for cancer chemoprevention.

     - Develop strategic pharmaceutical industry collaborations, alliances and combinations for research, development and/or commercialization.

     - Selectively and opportunistically acquire or in-license technologies, products and/or companies devoted to the treatment, prevention, palliation and/or diagnosis of cancer.

     The difficult financing markets for companies at Cell Pathways' stage of development, together with recent cutbacks in Cell Pathways' personnel and programs, have placed constraints on the rate at which Cell Pathways is able to pursue its objectives.

PRODUCTS IN CLINICAL DEVELOPMENT

     Cell Pathways is currently pursuing the clinical development of two SAANDs product candidates, targeted at the treatment and management of cancer and precancerous lesions. Its first compound, Aptosyn(R), is a sulfone derivative of the nonsteroidal anti-inflammatory drug, or NSAID, sulindac. Aptosyn(R) is not an NSAID and lacks the COX 1 and COX 2 inhibitory activity that is associated with the serious upper gastrointestinal ulceration and bleeding and kidney injury observed with NSAID use. Its second compound, CP461, is a new chemical entity that has composition of matter patents issued or filed in the major world markets. CP461 is a more potent SAAND than Aptosyn(R) but retains the characteristics of not being an NSAID and not inhibiting COX 1 and COX 2.

     Clinical trials of Aptosyn(R) commenced in 1994. By 1997, clinical development of Aptosyn(R) had expanded to include several cancer and precancer indications. In August 1999, Cell Pathways submitted to the FDA an NDA seeking marketing approval for Aptosyn(R) for the precancerous orphan drug indication of familial adenomatous polyposis, or FAP. In September 2000, the FDA issued a "not approvable" letter with respect to the NDA for FAP. The future of the FAP program is uncertain.

     The focus of Cell Pathways' continuing development of Aptosyn(R) is in cancer rather than in precancerous conditions. In 2001, Cell Pathways began enrolling patients in a 600-patient Phase III trial comparing the combination of Aptosyn(R) and Taxotere(R) (docetaxel) against Taxotere(R) plus placebo in non-small cell lung cancer patients who have failed a prior platinum-containing regimen. This trial completed enrollment of patients in March 2003.

     Cell Pathways began the clinical trial program of its second compound, CP461, in 1999. By the end of 2001, CP461 was in pilot Phase IIa trials to investigate its safety and efficacy in three cancer indications -- chronic lymphocytic leukemia, renal cell carcinoma and hormone refractory prostate cancer. These studies continue, as well as studies to determine a maximum tolerated dose for CP461. In July 2002, Cell Pathways commenced a small Phase II trial of CP461 in the non-cancerous indication of Crohn's Disease, a form of inflammatory bowel disease.

     Aptosyn(R) and CP461 are the only Cell Pathways' product candidates which Cell Pathways has been studying in clinical trials. No pharmaceutical product may be marketed in the United States without FDA approval. There can be no assurance that the FDA will approve any of Cell Pathways' product candidates for marketing for any indication or as to when, if ever, any such approval would occur.

AGREEMENTS TO MARKET GELCLAIR(TM)

     In January 2002 Cell Pathways signed an agreement with Sinclair Pharmaceuticals, Ltd. of the United Kingdom to become the exclusive distributor of Gelclair(TM) in North America. The FDA granted 510(k) clearance to market Gelclair(TM) in December 2001 for use in the management of pain and relief of pain by adhering to the mucosal surface of the mouth, soothing oral lesions of various etiologies. These applications include oral mucositis/stomatitis (which may be caused by chemotherapy or radiation therapy), irritation due to oral surgery and traumatic ulcers caused by braces or ill-fitting dentures or disease. Gelclair(TM) is also indicated for treatment of diffuse aphthous ulcers. The product, which is a clear viscous gel, is applied by rinsing in the mouth for a short period of time, forming a coating over the mucosal surface of the mouth and thereby soothing the pain and discomfort from oral lesions.

     In October 2002 Cell Pathways signed a three-year agreement with Celgene Corporation to co-promote Gelclair(TM) in oncology markets and markets other than the dental market in the United States. Celgene has an oncology field sales force in excess of 90 representatives. Celgene commenced field sales promotional efforts in mid-November 2002. Cell Pathways terminated its own sales force in the fourth quarter of 2002. Celgene will receive a fee based on a fixed percentage of net sales of Gelclair(TM) in the oncology and other markets.

     In August, 2002 Cell Pathways signed a four-year exclusive agreement with the John O. Butler Company to market and, to a limited extent, distribute Gelclair(TM) to the dental market in the United States and, if and when approved for sale, in Canada. Butler is a leading international supplier of oral health care products. Butler commenced its launch of Gelclair(TM) in the dental market in the United States in the fourth quarter of 2002. Butler will receive a marketing fee based on the amount of Gelclair(TM) sold in the dental market.

PATENTS AND PROPRIETARY TECHNOLOGY

     Cell Pathways holds title or exclusive licenses to several issued U.S. patents and pending patent applications relating to the therapeutic uses of Aptosyn(R) in the treatment of neoplasia, precancerous lesions and/or other indications. A composition of matter patent on this compound is not available to Cell Pathways (or anyone else) because the sulfone derivative of sulindac, now named exisulind, was described in the scientific and patent literature over 20 years ago. Thus, Cell Pathways' current patent rights relating to Aptosyn(R) are limited to a series of patents and patent applications pertaining to various specific uses of Aptosyn(R). Cell Pathways has also been issued or holds exclusive licenses to various foreign patents (including patents in various European countries, Australia, Canada, Korea and Japan) and pending applications relating to the use of Aptosyn(R) in pharmaceutical compositions for the treatment of neoplasia, precancerous lesions and/or other indications. In Europe, Cell Pathways' patent rights relating to Aptosyn(R) are directed to the use of Aptosyn(R) in the manufacture of pharmaceutical compositions for the treatment of precancerous lesions. Cell Pathways also holds title or exclusive licenses to several pending U.S. and international patent applications relating to uses of exisulind in combination with certain existing conventional chemotherapeutics.

     Cell Pathways also holds title or exclusive licenses to patents and pending applications relating to CP461, its composition of matter and various of its therapeutic uses.

     In addition, Cell Pathways holds title or exclusive licenses to many patents and patent applications on other compounds, or therapeutic methods involving such compounds, for the treatment of colonic polyps, precancerous lesions and/or neoplasia. Cell Pathways also has patents and patent applications on methods for screening compounds for their usefulness in selectively inducing apoptosis. Cell Pathways has also filed patent applications relating to diagnostic methodologies, and patent applications relating to certain business methods and packaged pharmaceuticals with descriptive material describing and relating to the mechanisms of action.

     Cell Pathways also relies on trade secrets to protect technology, especially where patent protection is not believed to be appropriate or obtainable or where patents have not been issued. Cell Pathways attempts to protect its proprietary technology and processes, in part, by confidentiality agreements and assignment of invention agreements with its employees and with its consultants and certain contractors.

     You can find additional information regarding Cell Pathways in its filings with the SEC. For more details about how you can obtain this information, you should read the section of this proxy statement/prospectus entitled "Where You Can Find More Information" on page 80.

                     CELL PATHWAYS' MANAGEMENT'S DISCUSSION
         AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Cell Pathways was incorporated in Delaware in July 1998 as a subsidiary of, and as of November 3, 1998 successor to, a Delaware corporation of the same name. As the context requires, "Cell Pathways" is used below to signify the successor and/or the predecessor corporation and their subsidiaries.

OVERVIEW

     Cell Pathways is a development stage pharmaceutical company focused on the research and development of products to treat and prevent cancer, and the future commercialization of such products. Cell Pathways also markets and sells Gelclair(TM) manufactured by Sinclair. Cell Pathways has not generated any revenues from the sale of its own products to date, nor is there any assurance of any future product revenues from the development of its products. Cell Pathways' intended products are subject to long development cycles and there is no assurance Cell Pathways will be able to successfully develop, manufacture, obtain regulatory approval for or market its products. During the period required to develop its products, Cell Pathways had planned to continue to finance operations through debt and equity financings, profits from the sale of Gelclair(TM) and corporate alliances. Management believes that Cell Pathways' existing cash and cash equivalents of $10.9 million as of December 31, 2002 will be adequate to sustain operations through the second quarter of 2003, based on projected revenue and expenditures. As discussed, in February 2003, Cell Pathways entered into the merger agreement with OSI whereby, if adopted by the Cell Pathways stockholders, Cell Pathways will be acquired by OSI. The merger is subject to approval by the Cell Pathways stockholders and certain other customary conditions. There is no assurance that the merger will be approved by the Cell Pathways stockholders or that other conditions will be satisfied. If the merger should not occur, there is no assurance that additional funding will be available on terms acceptable to Cell Pathways, if at all, or that profits will be generated from the sale of Gelclair(TM). Cell Pathways will likely be considered to be in the development stage until, if ever, Cell Pathways receives approval for, and generates revenues from, the marketing and selling of one or more of its pharmaceutical drug candidates, or generates significant revenues from its marketing and selling of products made by others, such as Gelclair(TM).

     On November 3, 1998, Cell Pathways completed a financing through the acquisition of Tseng Labs, Inc. (a publicly held company with no continuing operations) in which Cell Pathways issued to the Tseng stockholders approximately 5.5 million shares of the Cell Pathways common stock and received net proceeds of approximately $26.4 million (See Note 4 to the consolidated financial statements of Cell Pathways included in this proxy statement/prospectus). The consolidated financial statements of Cell Pathways included in this proxy statement/prospectus include the accounts of Cell Pathways from inception (August 10, 1990) and the accounts of Tseng after November 3, 1998.

     In July 2000, Cell Pathways entered into an exclusive marketing and promotion agreement with Aventis to market Nilandron(R) (nilutamide) to urologists in the United States and Puerto Rico for use in patients who suffer from prostate cancer. Cell Pathways began to market and promote Nilandron(R) in September 2000 through the use of a dedicated third party sales force. Under the terms of the Nilandron(R) agreement, Cell Pathways was responsible for its marketing and promotion expenses and received from Aventis a percentage of the gross margin on Aventis' sales in excess of a pre-established gross margin threshold, if any. The Nilandron(R) agreement with Aventis terminated in October 2002. For the year ended December 31, 2002, Cell Pathways recognized revenue under the Nilandron(R) agreement of $611,264 related to the results of the marketing efforts.

     In January 2002, Cell Pathways entered into a ten-year exclusive distribution agreement with Sinclair to promote and distribute Gelclair(TM) in North America (the United States, Canada and Mexico). Gelclair(TM) is an oral gel care formulation for the management and relief of pain associated with inflammation and ulceration of the mouth caused by chemotherapy or radiotherapy treatments and other causes. In June 2002, Cell Pathways began to promote Gelclair(TM) in the oncology market. Cell Pathways purchases Gelclair(TM) from Sinclair and resells to wholesale customers in the United States.

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

     In October 2002, Cell Pathways signed a three-year agreement with Celgene to co-promote Gelclair(TM) in oncology markets and markets other than the dental market in the United States. Celgene has an oncology field sales force in excess of 90 representatives. Celgene commenced field sales promotional efforts in mid-November 2002. Cell Pathways terminated its own sales force in the fourth quarter of 2002. Celgene will receive a fixed percentage of net sales of Gelclair(TM) in the oncology and other markets.

     In August 2002, Cell Pathways signed a four-year exclusive agreement with Butler to market and, to a limited extent, distribute Gelclair(TM) to the dental market in the United States and, if and when approved for sale, in Canada. Butler is a leading international supplier of oral health care products. Butler commenced its launch of Gelclair(TM) in the dental market in the United States in the fourth quarter of 2002.

     In October 2002, Cell Pathways implemented a restructuring of its work force eliminating 20% of its staff and reducing its efforts in research, discovery and pre-clinical development of earlier-stage compounds, and upon signing the agreement with Celgene to promote Gelclair(TM) in the U.S. oncology market, eliminated its 16 person sales force and terminated its agreement with Aventis to promote Nilandron(R). A further reduction of approximately 15% of the Cell Pathways work-force occurred in late February 2003. Both the work force reductions and elimination of the sales force were for the purpose of decreasing future expenses by approximately $2.6 million annually. If the merger with OSI does not occur, Cell Pathways will need to take appropriate steps to further reduce the workforce, reduce, eliminate or delay research and development programs and reduce overall expenditures until appropriate sources of funding are available, if ever, on terms acceptable to Cell Pathways. As of December 31, 2002, Cell Pathways had a deficit accumulated during the development stage of $141,155,959.

     In January 2003, Cell Pathways received notification from Nasdaq that its stock would be delisted from the Nasdaq National Market because Cell Pathways' stock price fell below the minimum bid requirements and thereby failed to comply with Nasdaq marketplace rules. Cell Pathways appealed the delisting notification and has attended a hearing with Nasdaq on February 27, 2003.

     In February 2003, Cell Pathways entered into the merger agreement with OSI whereby OSI would acquire Cell Pathways in a stock-for-stock transaction. Under the terms of the merger agreement, Cell Pathways will merge with a subsidiary of OSI and become a wholly-owned subsidiary of OSI. OSI will exchange 0.0567 shares of OSI common stock for each outstanding share of Cell Pathways common stock. OSI will also provide additional consideration in the form of a five-year contingent value right through which each outstanding share of Cell Pathways common stock will be eligible for an additional 0.04 share of OSI common stock in the event an NDA for either Aptosyn(R) or CP461 is accepted for filing by the FDA. If the merger agreement is adopted by the Cell Pathways stockholders and the other conditions are satisfied, it is anticipated that the merger will be closed in the second quarter of 2003.

RESULTS OF OPERATIONS

     Year Ended December 31, 2002 Compared with Year Ended December 31,
2001. Total revenues for the years ended December 31, 2002 and 2001 were $1,148,137 and $942,231, respectively, which represented an increase of $205,906 in 2002 due to the recognition of revenue from sales of Gelclair(TM) of $536,873, offset by a decrease of $330,967 in Nilandron(R) revenues in 2002. Product sales of Gelclair(TM) to Cell Pathways' wholesale customers were initiated in the United States in June 2002. Cell Pathways defers the recognition of revenue on product shipments of Gelclair(TM) to wholesale customers until such time that the product is prescribed to the end user. At each reporting period, Cell Pathways monitors shipments from wholesale customers to pharmacies and hospitals, wholesale customer reorder history and prescriptions filled by pharmacies based on prescription data from external, independent sources. When this data indicates a flow of product through the supply chain, which indicates that returns are less likely to occur, product revenue is recognized. For the year ended December 31, 2002, shipments to wholesale customers were $2,029,219, of which $536,873 has been recognized as product revenues with the balance recorded as deferred revenue in Cell Pathways' consolidated balance sheet included in this proxy statement/prospectus. For the years ended December 31, 2002 and 2001, marketing service revenues from the promotion of Nilandron(R) were $611,264 and $942,231, respectively. In October 2002, the agreement with Aventis related to Cell Pathways' marketing and promotion of Nilandron(R) was terminated which resulted in no revenue related to the Nilandron(R) agreement in the fourth quarter of 2002.

     Total operating expenses, including cost of products sold, for the years ended December 31, 2002 and 2001 were $19,320,196 and $34,013,371, respectively, a decrease of $14,693,175. The decrease in 2002 resulted primarily from the recognition of a non-cash reduction of litigation settlement expense of $6,749,000 in 2002 as compared to litigation expense of $8,492,000 in 2001, related to Cell Pathways' settlement of the securities class action litigation, which was approved by the court in September 2002. The 2002 adjustment to the litigation expense of $6,749,000, represents the change in the fair value of 1.7 million shares of Cell Pathways common stock issued as part of the settlement and previously recorded by Cell Pathways in 2001. Excluding both the litigation settlement expense of $8,492,000 in 2001 and the non-cash reduction of litigation settlement expense of $6,749,000 in 2002, total operating expenses for the years ended December 31, 2002 and 2001 would have been $26,069,196 and $25,521,371, respectively, representing an increase in 2002 of $547,825 or 2.1% from the same period in 2001.

     Cost of products sold, related to the sales of Gelclair(TM), for the year ended December 31, 2002 was $219,706 or 40.9% of product revenues. There was no cost of products sold in 2001 since Cell Pathways began selling Gelclair(TM) in June 2002.

     Research and development, or R&D, expenses for the year ended December 31, 2002 were $17,145,109, a decrease of $620,134 or 3.5% from the same period in 2001. This decrease was primarily due to a reduction in pre-clinical study expenses of approximately $1,230,000 for CP461, as most of the pre-clinical studies related to CP461 were completed in 2001, and a reduction in personnel related expenses of approximately $765,000 including stock option expense for certain scientific advisory board members due to a decline in Cell Pathways' stock price in 2002. Partially offsetting these decreases in R&D expenses was an increase in clinical trial expenses of approximately $1,390,000 associated with Cell Pathways' Phase III clinical trial of Aptosyn(R) in combination with Taxotere(R) in patients with non-small cell lung cancer and the advancement of CP461 in pilot clinical trials in various cancer indications.

     Selling, general and administrative, or SG&A, expenses for the year ended December 31, 2002 were $8,704,381, an increase of $948,253, or 12.2%, from the same period in 2001. This increase was primarily due to an increase in promotion and distribution expenses for Gelclair(TM) of approximately $685,000 and an increase in consulting expenses of approximately $544,000 to assist Cell Pathways in its strategic and financing activities. These increases were partially offset by a reduction in personnel expenses of approximately $335,000 due in part to reductions in staff and the non-payment of bonuses in 2002.

     Interest income, net of interest expense of $63,664, was $300,837 for the year ended December 31, 2002, a decrease of $1,365,868 from the same period of 2001, due to lower average cash balances and lower average interest rates on investments.

     Year Ended December 31, 2001 Compared with Year Ended December 31,
2000. Revenues for the years ended December 31, 2001 and December 31, 2000 related to the Nilandron(R) agreement were $942,231 and $329,694, respectively. Cell Pathways began promoting Nilandron(R) to urologists in September 2000.

     Total operating expenses for the year ended December 31, 2001, including a litigation charge of $8,492,000, were $34,013,371, an increase of $4,508,984 or 15.3% from the same period in 2000.

     R&D expenses for the year ended December 31, 2001 were $17,765,243, a decrease of $4,492,562 or 20.2% from the same period in 2000. This decrease was primarily due to reductions in 2001 of purchases of research materials for Aptosyn(R) of approximately $5,556,000 offset partially by increases in clinical development expenses of approximately $1,020,000 .

     SG&A expenses for the year ended December 31, 2001 were $7,756,128, an increase of $509,546 or 7.0% from the same period in 2000. This increase was primarily due to higher personnel expenses of approximately $982,000 and a full year's marketing expenses for Nilandron(R) in 2001 versus four months of activity for the year ended December 31, 2000 representing an increase of approximately $890,000 as a result of the launch of

Nilandron(R) in September 2000, offset partially by a reduction in pre-commercialization expenses for Aptosyn(R) in 2001 of approximately $1,330,000.

     In February 2002, Cell Pathways reached an agreement in principle to settle its class action litigation. The December 31, 2001 financial statements include a charge of $8,492,000 for the settlement of this litigation and related expenses. The agreement required Cell Pathways to issue 1.7 million shares of its common stock and to pay $2.0 million in cash. In connection with the settlement, Cell Pathways' insurance company agreed to pay $2.0 million to Cell Pathways. The litigation charge recorded in the fourth quarter of 2001 represented the fair value of the 1.7 million shares to be issued and estimated legal costs of $655,000. Until such time as the settlement was approved by the court, Cell Pathways adjusted the value of the 1.7 million shares based on the then current fair value of the shares. Such adjustments resulted in a non-cash reduction in litigation expense in subsequent interim periods and for the year ended December 31, 2002.

     Interest income, net of interest expense of $103,883, for the year ended December 31, 2001, was $1,666,705, a decrease of $591,180 or 26.2% from the same period in 2000, primarily due to lower average cash balances and lower interest rates.

LIQUIDITY AND CAPITAL RESOURCES

     Cell Pathways has financed its operations since inception primarily with the net proceeds received from the sale of equity securities, including the transaction with Tseng. Financing activities have generated net proceeds of $151.0 million from inception through December 31, 2002.

     As of December 31, 2002, Cell Pathways had cash and cash equivalents of $10,920,335, a decrease of $16,793,580 from the balances of cash, cash equivalents and short-term investments at December 31, 2001. This decrease was primarily the result of cash used to fund operations for the year ended December 31, 2002, $2.4 million in inventory purchases and a $1.0 million payment to Sinclair for the licensing rights to market Gelclair(TM). Partially offsetting the cash used in 2002 was a total of $10.6 million of cash received from a private placement of approximately 2.4 million shares of Cell Pathways' common stock and a registered direct offering of approximately 4.0 million shares of Cell Pathways' common stock. Cell Pathways invests its excess cash primarily in low risk, highly liquid money market funds and U.S. government securities with original maturities of less than three months. As of December 31, 2002, Cell Pathways had $468,233 in a restricted cash account pledged for a security deposit under the lease of its Horsham, Pennsylvania facility.

     In September 2002, Cell Pathways sold 4,036,001 shares of its common stock in a registered direct offering at the price of $0.70 per share, resulting in the net proceeds of approximately $2.6 million. In addition to a placement fee, the placement agent received warrants to purchase 80,720 shares of Cell Pathways' common stock at a price of $0.84 per share. The warrants are exercisable until September 2008.

     In March 2002, Cell Pathways sold 2,390,107 shares of its common stock in a private placement, primarily to institutional investors, at a price of $3.70 per share, resulting in net proceeds of approximately $8.0 million. With each four shares of Cell Pathways' common stock purchased, Cell Pathways issued a warrant to purchase one share of Cell Pathways' common stock at $4.74 per share. The warrants are exercisable until March 2006.

     During the years ended December 31, 2002, 2001 and 2000, Cell Pathways made loans of $54,000, $256,000 and $632,954, respectively, to two of its officers that were outstanding as of December 31, 2002. The loans, including accrued interest, are repayable five years from the date of issuance. During 2002, Cell Pathways recorded an allowance of $114,742 against one of the officer's loans.

     In 2002, Cell Pathways purchased $231,877 in laboratory, computer and office equipment, office furniture and leasehold improvements for its research laboratories and offices in its Horsham facility.

     Cell Pathways leases approximately 40,000 square feet of laboratory and office space in Horsham, Pennsylvania under a ten-year lease which expires in 2008 and which contains two, five-year renewal options. Cell Pathways believes its facilities will be adequate for the foreseeable future.

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

     In March, April and May 2001, eleven stockholder class actions were filed in the United States District Court for the Eastern District of Pennsylvania against Cell Pathways and certain of its officers and directors seeking unspecified damages. The lawsuits alleged that Cell Pathways and its officers made false and misleading statements about Cell Pathways' drug candidate, Aptosyn(R), which caused artificial inflation of Cell Pathways' stock price during the class period of October 27, 1999 to September 22, 2000, when Cell Pathways announced that the FDA had informed Cell Pathways that it would be receiving a "not approvable" letter for its NDA for Aptosyn(R). In February 2002, the parties agreed upon a stipulation of settlement. Pursuant to this stipulation of settlement, and following a preliminary order by the court, Cell Pathways' insurance carrier paid $2.0 million into escrow and Cell Pathways issued 1.7 million shares of common stock into escrow. On September 23, 2002, following a hearing, the court entered a final order approving the settlement and dismissing the action at which time the $2.0 million and 1.7 million shares of common stock were released from escrow. The time to appeal has expired. As of December 31, 2001, Cell Pathways recorded the fair value of the 1.7 million shares of Cell Pathways' common stock of $7,837,000, as an increase to additional paid-in capital and recorded a charge to litigation settlement expense for the then fair value of Cell Pathways' common stock. As of September 23, 2002, the fair value of the 1.7 million shares was adjusted to $1,088,000 based on the final fair value of the shares as of September 23, 2002, which resulted in a $6,749,000 total reduction to the litigation settlement expense and a decrease to additional paid-in capital for the year ended December 31, 2002.

     Under the Gelclair(TM) agreement, in the first quarter ended March 31, 2002, Cell Pathways paid Sinclair $1.0 million for the exclusive right to market and distribute Gelclair(TM) in North America and $2.0 million for inventory purchases. Cell Pathways committed to additional inventory purchases, as amended in October 2002 of $4.7 million and $5.0 million in 2003 and 2004, respectively, and annual marketing expenditures of $750,000, $500,000 and $250,000 for 2003 through 2006, 2007 through 2008 and 2009 through 2011, respectively. In addition, Cell Pathways is obligated to spend $1.3 million annually for direct sales force efforts. Cell Pathways has agreements with Celgene and Butler that satisfy this obligation through 2006. Cell Pathways could be responsible for milestone payments totaling $3.0 million related to the achievement of certain sales, patent and clinical trial milestones.

     In January 2003, Cell Pathways received notification from Nasdaq that its common stock would be delisted from the Nasdaq National Market because its share price fell below the minimum bid requirements and thereby failed to comply with Nasdaq marketplace rules. Cell Pathways appealed the delisting notification and attended a hearing with Nasdaq on February 27, 2003. On March 21, 2003, Cell Pathways was informed that its common stock will continue to be listed on the Nasdaq National Market until June 30, 2003 in order to allow consummation of the merger, provided Cell Pathways complies with all of the requirements for continued listing on the Nasdaq National Market with the exception of the minimum bid requirement. If Cell Pathways' common stock is delisted, the liquidity of Cell Pathways' common stock could be impaired, and Cell Pathways' efforts to raise additional capital could be adversely impacted.

     Cell Pathways believes, based on its current operating plan, that its existing cash and cash equivalents balance of $10.9 million as of December 31, 2002, together with interest earned on these balances, will be adequate to sustain operations through the second quarter of 2003. If the merger with OSI does not occur, Cell Pathways would take appropriate steps to further reduce expenses and eliminate or delay research and development programs until appropriate sources of funding are available, if ever, on terms acceptable to Cell Pathways. There is no assurance that the transaction with OSI will be approved by the Cell Pathways stockholders. Should the transaction not be approved by the Cell Pathways stockholders, there is no assurance that additional funding will be available on terms acceptable to Cell Pathways, if at all. These factors raise substantial doubt about Cell Pathways' ability to continue as a going concern. The Cell Pathways consolidated financial statements included in this proxy statement/prospectus do not include any adjustments that might result from the outcome of this uncertainty.

INFLATION

     Cell Pathways does not believe that inflation has had any significant impact on its business to date.

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

INCOME TAXES

     As of December 31, 2002, Cell Pathways had net operating loss carryforwards, or NOLs, for income tax purposes available to offset future federal income tax, subject to limitations for alternative minimum tax. In addition, Cell Pathways has other significant deferred tax assets that will also offset future income tax. As Cell Pathways has not yet achieved profitable operations, management believes the tax assets do not satisfy the realization criteria of Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" and therefore Cell Pathways has recorded a valuation allowance for the entire amount of its net tax asset as of December 31, 2002.

     The Tax Reform Act of 1986 contains provisions that may limit the NOLs available to be used in any given year upon the occurrence of certain events, including significant changes in ownership interest. A change in ownership of a company greater than 50% within a three-year period results in an annual limitation on Cell Pathways' ability to utilize its NOLs from tax periods prior to the ownership change. Cell Pathways believes that the transaction with Tseng triggered such limitation. In addition, the merger of Cell Pathways by OSI would trigger an additional limitation. The annual limitation triggered by the proposed OSI transaction could result in a significant portion of Cell Pathways' NOLs expiring.

RECENT ACCOUNTING PRONOUNCEMENTS

     In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires Cell Pathways to record the fair value of an asset retirement obligation as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development, and/or normal use of the assets. Cell Pathways also records a corresponding asset that is depreciated over the life of the asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation will be adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. Cell Pathways was required to adopt SFAS No. 143 on January 1, 2003. The adoption of SFAS No. 143 is not expected to have a material effect on Cell Pathways' financial statements.

     In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 amends existing guidance on reporting gains and losses on the extinguishment of debt to prohibit the classification of the gain or loss as extraordinary, as the use of such extinguishments have become part of the risk management strategy of many companies. SFAS No. 145 also amends SFAS No. 13 to require sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. The adoption of SFAS No. 145 is not expected to have a material effect on Cell Pathways' financial statements.

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity." The provisions of SFAS No. 146 are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of SFAS No. 146 is not expected to have a material effect on the Cell Pathways' financial statements.

     In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an interpretation of SFAS No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34." This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002 and are not expected to have a material effect on Cell Pathways' financial statements.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, SFAS No. 123 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements. Certain of the disclosure modifications are required for fiscal years ending after December 15, 2002 and are included in the notes to the consolidated financial statements of Cell Pathways included in this proxy statement/prospectus.

     In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51." This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The application of this Interpretation is not expected to have a material effect on Cell Pathways' financial statements.

CRITICAL ACCOUNTING POLICIES

     Financial Reporting Release No. 60, which was released by the SEC, requires all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements. Note 3 of the notes to the consolidated financial statements of Cell Pathways included in this proxy statement/ prospectus includes a summary of its significant accounting policies and methods used in the preparation of its consolidated financial statements. While the preparation of Cell Pathways' consolidated financial statements requires it to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period, Cell Pathways does not believe its financial statements are significantly affected by complex accounting policies and methods, given its stage of development.

  Revenue Recognition

     Product sales of Gelclair(TM) to Cell Pathways' wholesale customers were initiated in the United States in June 2002. In accordance with SFAS No. 48, "Revenue Recognition When Right of Return Exists", Cell Pathways defers the recognition of revenue on product shipments of Gelclair(TM) to wholesale customers until such time that the product is prescribed to the end user. At each reporting period, Cell Pathways monitors shipments from wholesale customers to pharmacies and hospitals, wholesale customer reorder history and prescriptions filled by pharmacies based on prescription data from external, independent sources. When this data indicates a flow of product through the supply chain, which indicates that returns are less likely to occur, product revenue is recognized.

  Valuation of Long-Lived Assets

     Cell Pathways evaluates its long-lived assets for impairment whenever indicators of impairment exist. Cell Pathways' history of negative operating cash flows are an indicator of impairment. Accounting standards require that if the sum of the future cash flows expected to result from a company's long-lived asset, undiscounted and without interest charges, is less than the reported value of the asset, an asset impairment must be recognized in the financial statements. The amount of impairment Cell Pathways would be required to recognize would be calculated by subtracting the fair value of the asset from the reported value of the asset.

     As of December 31, 2002, Cell Pathways' long-lived assets consist of product distribution rights related to Gelclair(TM) with a carrying value of $908,333 and equipment, furniture and leasehold improvements with a carrying value of $785,766. Cell Pathways' assumptions underlying the estimate of cash flows require significant judgment because Cell Pathways has limited experience with product sales of Gelclair(TM) and a history of negative operating cash flows. As of December 31, 2002, Cell Pathways estimates that its future cash flows on an undiscounted basis, related to product sales of Gelclair(TM) are greater than the current carrying value of the product distribution rights. Any decreases in estimated future cash flows could have an impact on the carrying value of the product distribution rights. Cell Pathways' equipment, furniture and leasehold improvements have been recorded at cost and are being amortized on a straight-line basis over the estimated useful lives of those assets. Cell Pathways believes the remaining carrying value of equipment, furniture and leasehold improvements does not exceed its estimated fair value.

  Going Concern Assumption

     Cell Pathways has incurred negative cash flows from operations since inception and, as of December 31, 2002 had a deficit accumulated during the development stage of $141,155,959. Management believes Cell Pathways' cash and cash equivalents as of December 31, 2002 of $10,920,335 will be adequate to sustain operations through the second quarter of 2003. These factors raise substantial doubt about Cell Pathways' ability to continue as a going concern. Cell Pathways' consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Should Cell Pathways be unable to continue as a going concern, the amounts to be realized from Cell Pathways' assets and liabilities that would be incurred could differ from the amounts reported.

COMMITMENTS

     As outlined in Note 14 of the notes to the consolidated financial statements of Cell Pathways included in this proxy statement/prospectus, Cell Pathways has entered into various contractual obligations and commercial commitments. The following table summarizes these contractual obligations as of December 31, 2002:

                         LESS THAN      1 TO 3        4 TO 5      AFTER 5
CONTRACTUAL OBLIGATION     1 YEAR        YEARS        YEARS        YEARS         TOTAL
----------------------   ----------   -----------   ----------   ----------   -----------
Long-term debt.........  $  180,000   $        --   $       --   $       --   $   180,000
Capital lease
  obligations..........      64,000        38,000           --           --       102,000
Operating leases.......     972,000     1,973,000    2,075,000      535,000     5,555,000
Purchase commitments
  for Gelclair(TM).....   4,650,000     5,000,000           --           --     9,650,000
Marketing commitments
  for Gelclair(TM).....   1,000,000     4,000,000    1,250,000    1,250,000     7,500,000
                         ----------   -----------   ----------   ----------   -----------
                         $6,866,000   $11,011,000   $3,325,000   $1,785,000   $22,987,000
                         ==========   ===========   ==========   ==========   ===========

     In addition to the above purchase commitments for Gelclair(TM), Cell Pathways is obligated to spend $1.3 million annually for direct sales force efforts. This obligation is satisfied by Cell Pathways' agreements with Celgene and Butler through 2006. Cell Pathways could also be responsible for milestone payments totalling $3 million related to the achievement of certain sales, patent and clinical trial milestones.

     Under certain circumstances, including if the Cell Pathways Board of Directors withdraws, modifies or changes its recommendation to the Cell Pathways stockholders to adopt the merger agreement, Cell Pathways will be required to pay to OSI a termination fee of $1,250,000.

OFF-BALANCE SHEET ARRANGEMENTS

     Cell Pathways does not have any off-balance-sheet arrangements.

                          MANAGEMENT AFTER THE MERGER

     Upon approval of the merger and the merger agreement, the existing management of OSI will serve as management of the surviving corporation, and no Cell Pathways affiliates will serve as a director or executive officer of the surviving corporation.

                 EXECUTIVE COMPENSATION, INFORMATION REGARDING
                        DIRECTORS AND EXECUTIVE OFFICERS
                       AND STOCK OWNERSHIP OF DIRECTORS,
                 EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

OSI

     Information concerning the current directors and officers of OSI, executive compensation and ownership of OSI capital stock by its directors, executive officers and principal stockholders is contained in OSI's proxy statement for the 2003 annual meeting of shareholders filed with the SEC on January 28, 2003 and is incorporated by reference into this proxy statements/prospectus. See "Where You Can Find More Information" on page 80.

CELL PATHWAYS

     Information concerning current directors and officers of Cell Pathways, executive compensation and ownership of Cell Pathways capital stock by its directors, executive officers and principal stockholders is contained in Cell Pathways Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC on March 27, 2003 and is incorporated by reference into this proxy statement/prospectus. See "Where You Can Find More Information" on page 80.

                     COMPARATIVE STOCK PRICES AND DIVIDENDS

     OSI common stock is traded in the over-the-counter market and is included for quotation on the Nasdaq National Market under the trading symbol "OSIP." Cell Pathways stock is traded in the over-the-counter market and is included for quotation on the Nasdaq National Market under the trading symbol "CLPA." The following table sets forth, for the periods indicated, the high and low sales prices per share of OSI common stock and Cell Pathways common stock as reported on the Nasdaq National Market.

                           CELL PATHWAYS COMMON STOCK

FISCAL YEAR ENDED DECEMBER 31, 2000:                           HIGH     LOW
------------------------------------                          ------   ------
  First Quarter.............................................  $66.00   $ 9.00
  Second Quarter............................................  $38.63   $17.63
  Third Quarter.............................................  $37.63   $ 7.02
  Fourth Quarter............................................  $10.75   $ 3.25

FISCAL YEAR ENDED DECEMBER 31, 2001:                           HIGH     LOW
------------------------------------                          ------   ------
  First Quarter.............................................  $ 7.88   $ 3.28
  Second Quarter............................................  $ 8.74   $ 3.47
  Third Quarter.............................................  $ 7.15   $ 3.16
  Fourth Quarter............................................  $ 8.61   $ 2.68

FISCAL YEAR ENDED DECEMBER 31, 2002:                           HIGH     LOW
------------------------------------                          ------   ------
  First Quarter.............................................  $ 7.23   $ 3.93
  Second Quarter............................................  $ 4.15   $ 1.34
  Third Quarter.............................................  $ 1.78   $ 0.50
  Fourth Quarter............................................  $ 0.73   $ 0.34

                                OSI COMMON STOCK

           FISCAL YEAR ENDED SEPTEMBER 30, 2000:               HIGH     LOW
           -------------------------------------              ------   ------
  First Quarter.............................................  $ 8.42   $ 4.06
  Second Quarter............................................  $30.75   $ 7.00
  Third Quarter.............................................  $29.00   $ 8.38
  Fourth Quarter............................................  $73.94   $27.06

FISCAL YEAR ENDED SEPTEMBER 30, 2001:                          HIGH     LOW
-------------------------------------                         ------   ------
  First Quarter.............................................  $86.38   $54.00
  Second Quarter............................................  $79.19   $30.19
  Third Quarter.............................................  $57.46   $32.38
  Fourth Quarter............................................  $55.17   $31.60

FISCAL YEAR ENDED SEPTEMBER 30, 2002:                          HIGH     LOW
-------------------------------------                         ------   ------
  First Quarter.............................................  $50.94   $31.91
  Second Quarter............................................  $49.05   $35.11
  Third Quarter.............................................  $39.45   $20.52
  Fourth Quarter............................................  $33.81   $11.50

RECENT CLOSING PRICES

     The following table sets forth the high, low and closing sales prices per share of OSI common stock and Cell Pathways common stock as reported on the Nasdaq National Market on Friday, February 7, 2003, the last trading day before the public announcement of the merger agreement, and on April 28, 2003, the last practicable trading day before the date of this document.

                                           CELL PATHWAYS
                                           COMMON STOCK             OSI COMMON STOCK
                                      -----------------------   -------------------------
                                      HIGH     LOW    CLOSING    HIGH     LOW     CLOSING
                                      -----   -----   -------   ------   ------   -------
February 7, 2003....................  $0.51   $0.48    $0.51    $14.45   $13.88   $14.18
April 28, 2003......................  $1.12   $1.08    $1.10    $19.69   $19.20   $19.64

     The market price of OSI common stock is likely to fluctuate prior to the merger. You should obtain current market quotations. OSI cannot predict the future prices for OSI common stock, or on which markets it will be traded in the future.

DIVIDEND POLICY

     OSI has never declared or paid any cash dividends on its capital stock. OSI currently intends to retain earnings, if any, to support the development of its business and does not anticipate paying cash dividends for the foreseeable future. Payment of future dividends, if any, will be at the discretion of the OSI Board of Directors after taking into account various factors, including its financial condition, operating results and current and anticipated cash needs.

     Cell Pathways has never paid cash dividends on its common stock and does not expect to pay cash dividends on its common stock for the foreseeable future.

SHAREHOLDER RIGHTS PLAN

 OSI

     On September 27, 2000, the Board of Directors of OSI adopted a shareholder rights plan, declared a dividend distribution of one Series SRPA Junior Participating Preferred Stock Purchase Right on each outstanding share of its common stock, and authorized the redemption of the rights issued pursuant to OSI's then current shareholder rights plan. OSI distributed rights to all shareholders of record at the close of business on September 27, 2000, the record date. These rights entitle the holder to buy one one-thousandth of a share of Series SRP Junior Participating Preferred Stock upon a triggering event as discussed below.

     Upon the actual acquisition of 17.5% or more of the outstanding common stock of OSI by a person or group, the rights held by all holders other than the acquiring person or group will be modified automatically to be rights to purchase shares of common stock (instead of rights to purchase preferred stock) at 50% of the then market value of such common stock. Furthermore, the rightholders will have the further right to purchase shares of common stock at the same discount if OSI merges with, or sells 50% or more of its assets or earning power to, the acquiring person or group or any person acting for or with the acquiring person or group. If the transaction takes the form of a merger of OSI into another corporation, these rightholders will have the right to acquire at the same percentage discount shares of common stock of the acquiring person or other ultimate parent of such merger party.

     OSI can redeem the rights at any time before (but not after) a person has acquired 17.5% or more of the OSI common stock, with certain exceptions. The rights will expire on August 31, 2010 if not redeemed prior to such date.

 Cell Pathways

     On December 3, 1998, the Board of Directors of Cell Pathways adopted a stockholder rights plan. Under the plan, rights to purchase stock, at a rate of one right for each outstanding share of Cell Pathways common stock, were distributed to holders of record on December 15, 1998 and automatically attach to shares issued thereafter. Under the plan, the rights attach to Cell Pathways common stock and are not represented by separate rights certificates until, and generally become exercisable only after, a person or group (i) acquires 15% or more of Cell Pathways outstanding common stock or (ii) commences a tender offer that would result in such a person or group owning 15% or more of Cell Pathways outstanding common stock. When the rights first become exercisable, a holder will be entitled to buy from Cell Pathways a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock of Cell Pathways at a purchase price of $90. However, if any person acquires 15% or more of Cell Pathways outstanding common stock other than pursuant to a qualified offer, each right not owned by a 15% or more stockholder would become exercisable for Cell Pathways common stock (or in certain circumstances, other consideration) having a market value equal to twice the exercise price of the right. The rights expire on December 14, 2008, except as otherwise provided in the plan. The stockholder rights plan was amended in February 2003 to make it inapplicable to OSI in connection with the merger. There are currently no shares of Series A Junior Participating Preferred Stock outstanding.

NUMBER OF STOCKHOLDERS AND NUMBER OF SHARES OUTSTANDING

     As of April 28, 2003 there were 448 stockholders of OSI of record who held an aggregate of 36,481,401 shares of OSI common stock.

     As of April 28, 2003, there were 1,290 stockholders of Cell Pathways of record who held an aggregate of 39,475,882 shares of Cell Pathways common stock.

         COMPARISON OF RIGHTS OF THE OSI AND CELL PATHWAYS STOCKHOLDERS

     Both OSI and Cell Pathways are incorporated under the laws of in the State of Delaware. If the merger is completed, holders of Cell Pathways common stock will become holders of OSI common stock and the rights of former Cell Pathways stockholders will be governed by Delaware law and OSI's certificate of incorporation and by-laws. The rights of Cell Pathways stockholders under Cell Pathways' certificate of incorporation, as amended, and by-laws differ in limited respects from the rights of OSI's stockholders under OSI's certificate of incorporation, as amended, and the amended and restated by-laws. The material differences are summarized in the table below. The summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the Delaware General Corporation Law as well as to the OSI certificate of incorporation, as amended, the OSI second amended and restated by-laws, the Cell Pathways certificate of incorporation, as amended, and the Cell Pathways by-laws, copies of which are on file with the SEC.

                                                        OSI                      CELL PATHWAYS
                                                STOCKHOLDER RIGHTS            STOCKHOLDER RIGHTS
                                                ------------------            ------------------
Corporate Governance:                       The rights of OSI common      The rights of Cell Pathways
                                            stockholders are currently    stockholders are currently
                                            governed by Delaware law      governed by Delaware law
                                            and the certificate of        and the certificate of
                                            incorporation, as amended,    incorporation, as amended,
                                            and the amended and           and the by-laws of Cell
                                            restated by-laws of OSI.      Pathways. Upon consummation
                                            Upon consummation of the      of the merger, the rights
                                            merger, the rights of OSI     of Cell Pathways
                                            common stockholders will      stockholders will be
                                            remain governed by Delaware   governed by Delaware law
                                            law and the certificate of    and the certificate of
                                            incorporation, as amended,    incorporation, as amended,
                                            and the amended and           and the amended and
                                            restated by-laws of OSI       restated by-laws of OSI.
Authorized Capital Stock:                   The authorized capital        The authorized capital
                                            stock of OSI consists of      stock of Cell Pathways
                                            200 million shares of         consists of 150 million
                                            common stock and five         shares of common stock and
                                            million shares of preferred   ten million shares of
                                            stock, of which 60,000        preferred stock of which
                                            shares are designated as      600,000 shares are
                                            "Series SRP Junior            designated "Series A Junior
                                            Participating Preferred       Participating Preferred
                                            Stock."                       Stock."
Number of Directors:                        OSI's amended and restated    Cell Pathways' certificate
                                            by-laws provide that the      of incorporation, as
                                            number of directors is        amended, and by-laws
                                            seven, however the Board of   provide that the number of
                                            Directors, by resolution      directors will be
                                            adopted by vote of a          determined by the Board of
                                            majority of the then          Directors. The Cell
                                            authorized directors, may     Pathways Board of Directors
                                            increase the number of        currently consists of five
                                            directors. The OSI Board of   directors.
                                            Directors currently
                                            consists of ten directors.
Stockholder Nomination of Directors:        OSI's amended and restated    Cell Pathways' by-laws
                                            by-laws provide that a        provide that a
                                            stockholder's written         stockholder's written
                                            notice to OSI's Secretary     notice to Cell Pathways'
                                            nominating a person for       Secretary nominating a
                                            election as a director must   person for election as a
                                            be received at least 45       director must be received
                                            days prior to the date on     not later than the close of
                                            which OSI first mailed its    business on the 60th day,
                                            proxy materials for the       nor earlier than the close
                                            prior year's annual meeting   of business on the 90th
                                            of                            day, prior to the first
                                                                          anniversary of

                                                        OSI                      CELL PATHWAYS
                                                STOCKHOLDER RIGHTS            STOCKHOLDER RIGHTS
                                                ------------------            ------------------
                                            stockholders, or if OSI did   the preceding year's annual
                                            not have an annual meeting    meeting. If no annual
                                            of stockholders in the        meeting was held in the
                                            prior year, 90 days prior     previous year or the date
                                            to the date of the annual     of the annual meeting has
                                            meeting for the current       been changed by more than
                                            year.                         30 days from the date
                                                                          contemplated at the time of
                                                                          the previous year's proxy
                                                                          statement, such notice by
                                                                          the stockholder to Cell
                                                                          Pathways must be received
                                                                          not earlier than the 90th
                                                                          day prior to such annual
                                                                          meeting and not later than
                                                                          the 60th day prior to such
                                                                          annual meeting or, in the
                                                                          event public announcement
                                                                          of the date of such annual
                                                                          meeting is first made by
                                                                          Cell Pathways fewer than 70
                                                                          days prior to the date of
                                                                          such annual meeting, by the
                                                                          close of business on the
                                                                          10th day following the day
                                                                          on which public
                                                                          announcement of the date of
                                                                          such meeting is first made
                                                                          by Cell Pathways.
Election of Directors:                      Under OSI's certificate of    Under Cell Pathways'
                                            incorporation, as amended,    certificate of
                                            holders of OSI common stock   incorporation, as amended,
                                            and Series SRP Junior         holders of Cell Pathways
                                            Preferred Stock vote          common stock and Series A
                                            together as one class on      Junior Participating
                                            the election of directors     Preferred Stock vote
                                            with respect to the           together as one class in
                                            election of directors, and    the election of a class of
                                            as a consequence, minority    directors. Each class of
                                            stockholders are not able     directors is elected for a
                                            to elect directors on the     three year term. The
                                            basis of their votes alone.   holders of common stock are
                                                                          not entitled to cumulative
                                                                          voting rights.
Classification of Board of Directors:       OSI's certificate of          Cell Pathways' certificate
                                            incorporation, as amended,    of incorporation, as
                                            does not provide for the      amended, provides that the
                                            division of the Board of      Board of Directors shall be
                                            Directors.                    divided into three classes
                                                                          with each class serving a
                                                                          staggered three-year term.
Removal of Directors:                       Under OSI's amended and       Under Cell Pathways'
                                            restated by-laws, a           certificate of
                                            director may be removed       incorporation, as amended,
                                            with or without cause by a    and by-laws, a director may
                                            vote of the holders of a      be removed only for cause
                                            majority of shares entitled   and only by the affirmative
                                            to vote for the election of   vote of the holders of a
                                            directors.                    majority of the voting
                                                                          power of all
                                                                          then-outstanding shares of
                                                                          voting stock of Cell
                                                                          Pathways entitled to vote
                                                                          at an election of
                                                                          directors.

                                                        OSI                      CELL PATHWAYS
                                                STOCKHOLDER RIGHTS            STOCKHOLDER RIGHTS
                                                ------------------            ------------------
Stockholder Action by Written Consent:      According to OSI's            According to Cell Pathways'
                                            certificate of                certificate of
                                            incorporation, as amended,    incorporation, as amended,
                                            no stockholder action may     the stockholders may act by
                                            be taken without a meeting,   unanimous written consent.
                                            without prior notice and
                                            without a vote.
Notice of Business at Annual Meeting:       Under OSI's amended and       Under Cell Pathways'
                                            restated by-laws, written     by-laws, written notice of
                                            notice of the annual          the annual meeting must be
                                            meeting must include the      provided not less than ten
                                            date, time and place of       nor more than 60 days
                                            such meeting.                 before the date of the
                                                                          annual meeting to each
                                                                          stockholder entitled to
                                                                          vote at such meeting and
                                                                          must include the date,
                                                                          time, place and purpose of
                                                                          such meeting.
Special Meetings of Stockholders:           OSI's amended and restated    Cell Pathways' certificate
                                            by-laws provide that a        of incorporation, as
                                            special meeting of            amended, and its by-laws
                                            stockholders may be called    provide that a special
                                            by the Board of Directors.    meeting of stockholders may
                                            Stockholders are not          be called for any purpose
                                            entitled to call special      or purposes by (1) the
                                            meetings of stockholders.     chairman of the Board of
                                            Written notice of special     Directors, (2) the Chief
                                            meetings must include the     Executive Officer or (3) a
                                            date, time, place and         majority of the Board of
                                            purpose and must be given     Directors by resolution.
                                            not less than 10 nor more     Cell Pathways' by-laws
                                            than 60 days prior to the     provide specific procedures
                                            special meeting.              and notice requirements for
                                                                          special meetings of
                                                                          stockholders to be called
                                                                          by person(s) other than the
                                                                          Board of Directors.
Amendment of Certificate of Incorporation   Generally, OSI's              Provisions in Cell
and By-Laws:                                certificate of                Pathways' certificate of
                                            incorporation, as amended,    incorporation, as amended,
                                            provides the right to         generally may be amended,
                                            amend, alter, change or       altered, changed or
                                            repeal any provisions         repealed as prescribed by
                                            contained in its              statute. However,
                                            certificate of                notwithstanding any other
                                            incorporation. However, it    provisions of the
                                            may not be amended in any     certificate of
                                            manner which would            incorporation or any
                                            materially alter the rights   provisions of law that
                                            of the holders of Series      might otherwise permit a
                                            SRP Preferred Stock so as     lesser vote or no vote, and
                                            to affect them adversely      in addition to any
                                            without the affirmative       affirmative vote of the
                                            vote of the holders of the    holders of any particular
                                            majority of the outstanding   class or series of the
                                            shares of Series SRP          voting stock required by
                                            Preferred Stock, voting       law, the certificate of
                                            separately, as a class.       incorporation, as amended,
                                                                          or any preferred stock
                                            According to OSI's            designation, the
                                            certificate of                affirmative vote of the
                                            incorporation, as amended,    holders of at least 66 2/3%
                                            OSI's by-laws may be          of the voting power of all
                                            amended by (1) a majority     of the then-outstanding
                                            of the Board of Directors     shares of the voting stock,
                                            or (2) an affirmative vote
                                            of a

                                                        OSI                      CELL PATHWAYS
                                                STOCKHOLDER RIGHTS            STOCKHOLDER RIGHTS
                                                ------------------            ------------------
                                            majority of stockholders      voting together as a single
                                            entitled to vote for the      class, shall be required to
                                            election of director.         alter, amend or repeal
                                                                          provisions of the
                                                                          certificate of
                                                                          incorporation, as amended,
                                                                          with respect to Articles V,
                                                                          VI and VII of the
                                                                          certificate of
                                                                          incorporation, as amended,
                                                                          which refer to the
                                                                          management of the company,
                                                                          indemnification of
                                                                          directors and officers and
                                                                          the right to amend the
                                                                          certificate of
                                                                          incorporation.
                                                                          If any shares of Series A
                                                                          Junior Participating
                                                                          Preferred Stock are
                                                                          outstanding, the
                                                                          certificate of
                                                                          incorporation, as amended,
                                                                          may not be amended in any
                                                                          manner which would
                                                                          materially alter or change
                                                                          the powers, preferences or
                                                                          special rights of the
                                                                          Series A Junior
                                                                          Participating Preferred
                                                                          Stock so as to affect them
                                                                          adversely without the
                                                                          affirmative vote of the
                                                                          majority or more of the
                                                                          outstanding shares of such
                                                                          stock, voting separately as
                                                                          a class.
                                                                          The certificate of
                                                                          incorporation, as amended,
                                                                          and the by-laws provide
                                                                          that the by-laws may be
                                                                          altered or amended or new
                                                                          by-laws adopted by the
                                                                          affirmative vote of at
                                                                          least 66 2/3% of the voting
                                                                          power of all of the
                                                                          then-outstanding shares of
                                                                          Cell Pathways' voting
                                                                          stock. Cell Pathways'
                                                                          certificate of
                                                                          incorporation, as amended
                                                                          does not permit
                                                                          stockholders to pass
                                                                          by-laws which would
                                                                          interfere with the powers
                                                                          of the Board of Directors
                                                                          to manage the business of
                                                                          Cell Pathways. The Board of
                                                                          Directors also has the
                                                                          power to adopt, amend, or
                                                                          repeal the by-laws.
Voting Stock:                               The outstanding voting        The outstanding voting
                                            securities of OSI are the     securities of Cell Pathways
                                            shares of OSI common stock.   are the shares of Cell
                                            Holders of OSI common stock   Pathways common stock.
                                                                          Holders of

                                                        OSI                      CELL PATHWAYS
                                                STOCKHOLDER RIGHTS            STOCKHOLDER RIGHTS
                                                ------------------            ------------------
                                            have one vote per share       Cell Pathways common stock
                                            held by them.                 have one vote per share
                                                                          held by them.
Shareholder Rights Plan:                    OSI has a shareholder         Cell Pathways has a
                                            rights plan. Please see       stockholder rights plan.
                                            "Comparative Stock Prices     Please see "Comparative
                                            and Dividends --              Stock Prices and
                                            Shareholder Rights Plan"      Dividends -- Shareholder
                                            beginning on page 71 for a    Rights Plan" beginning on
                                            description of the rights     page 71 for a description
                                            plan.                         of the rights plan.
Liquidation and Dividend Rights:            Subject to preferences that   Subject to the rights of
                                            may be applicable to any      any preferred stock then
                                            shares of preferred stock     outstanding, holders of
                                            issued in the future,         Cell Pathways common stock
                                            holders of common stock are   are entitled to ratably
                                            entitled to receive ratably   receive such dividends as
                                            such dividends as may be      may be declared by the
                                            declared by the Board of      Board of Directors out of
                                            Directors out of funds        funds legally available
                                            legally available therefor.   therefor, and such holders
                                            In the event of a             are entitled to share
                                            liquidation, dissolution or   ratably in all assets
                                            winding up of OSI, holders    available for distribution
                                            of the common stock are       in the event of any
                                            entitled to share ratably     liquidation, dissolution or
                                            in all assets remaining       winding up of Cell
                                            after payment of              Pathways.
                                            liabilities and the
                                            liquidation preference of     Under Cell Pathways'
                                            any then outstanding          certificate of
                                            preferred stock. Under        incorporation, as amended,
                                            OSI's certificate of          the holders of the Series A
                                            incorporation, as amended,    Junior Participating
                                            the holders of Series SRP     Preferred Stock, if any,
                                            Junior Preferred Stock        receive preferential
                                            receive preferential          treatment over common
                                            treatment over common         stockholders with respect
                                            stockholders with respect     to liquidation, dissolution
                                            to liquidation rights, and    or winding up.
                                            rank junior to all other
                                            series of preferred stock
                                            with respect to dividends
                                            unless otherwise provided.
Conversion and Redemption Rights:           Holders of common stock       Neither Cell Pathways'
                                            have no preemptive rights     certificate of
                                            and no right to convert       incorporation, as amended,
                                            their common stock into any   nor its by-laws provide the
                                            other securities. There are   holders of Cell Pathways
                                            no redemption or sinking      common stock with
                                            fund provisions applicable    preemptive rights or with
                                            to the common stock. If OSI   any right to convert their
                                            enters into any               common stock into any other
                                            consolidation, merger,        securities. There are no
                                            combination or other          redemption or sinking fund
                                            transaction in which the      provisions applicable to
                                            shares of common stock are    the common stock. If Cell
                                            exchanged for or changed      Pathways enters into any
                                            into other stock or           consolidation, merger,
                                            securities, cash or other     combination or other
                                            property, then in any such    transaction in which shares
                                            case the shares of Series     of its common stock are
                                            SRP Preferred Stock           exchanged for or changed
                                                                          into

                                                        OSI                      CELL PATHWAYS
                                                STOCKHOLDER RIGHTS            STOCKHOLDER RIGHTS
                                                ------------------            ------------------
                                            will at the same time be      other stock or securities,
                                            similarly exchanged or        cash or other property,
                                            changed in an amount per      then in any such case, the
                                            share equal to 1,000 times    shares of Series A Junior
                                            the aggregate amount of       Participating Preferred
                                            stock, securities, cash or    Stock outstanding, if any,
                                            other property (payable in    shall be at the same time
                                            kind) into which or for       similarly exchanged or
                                            which each share of common    changed into an amount
                                            stock is changed or           equal to 100 times the
                                            exchanged. Holders of OSI     aggregate amount of stock,
                                            common stock and Series SRP   securities, cash and/or any
                                            Preferred have no             other property (payable in
                                            redemption rights under the   kind) into which or for
                                            OSI certificates of           which each share of common
                                            incorporation, as amended.    stock is changed or
                                                                          exchanged. Holders of Cell
                                                                          Pathways Series A Junior
                                                                          Participating Preferred
                                                                          Stock have no redemption
                                                                          rights under Cell Pathways'
                                                                          certificate of
                                                                          incorporation, as amended.
Appraisal Rights:                           OSI is incorporated under     Cell Pathways is
                                            Delaware law and the          incorporated under Delaware
                                            Delaware General              law and the Delaware
                                            Corporation Law governs the   General Corporation Law
                                            availability of appraisal     governs the availability of
                                            rights with respect to        appraisal rights with
                                            mergers involving OSI.        respect to mergers
                                            Because approval by OSI's     involving Cell Pathways. If
                                            stockholders is not           the merger agreement is
                                            required to complete the      adopted by the Cell
                                            merger, they are not          Pathways stockholders at
                                            entitled to appraisal         the special meeting and the
                                            rights under the Delaware     merger is consummated by
                                            General Corporation law in    Cell Pathways and OSI, any
                                            connection with the merger.   Cell Pathways stockholder
                                                                          who does not vote in favor
                                                                          of the merger agreement may
                                                                          elect to exercise his, her
                                                                          or its appraisal rights as
                                                                          described under "The Merger
                                                                          and the Merger Agreement --
                                                                          Appraisal or Dissenters'
                                                                          Rights" beginning on page
                                                                          50 and in Section 262 of
                                                                          the Delaware General
                                                                          Corporation Law attached to
                                                                          this proxy
                                                                          statement/prospectus as
                                                                          Annex D.

                                 LEGAL MATTERS

     Saul Ewing LLP, Philadelphia, Pennsylvania will pass upon the validity of the OSI common stock offered by this proxy statement/prospectus. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. has passed upon the tax treatment of the merger for OSI.

     Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania has passed upon the tax treatment of the merger for Cell Pathways.

                                    EXPERTS

     The consolidated financial statements of OSI and subsidiaries as of September 30, 2002 and 2001 and for each of the years in the three-year period ended September 30, 2002, have been incorporated by reference herein and in the registration statement on Form S-4 of which this proxy statement/prospectus forms a part, in reliance upon the report of KPMG LLP, independent accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The report covering the September 30, 2002 consolidated financial statements refers to a change in the method of revenue recognition for certain upfront, non-refundable fees in 2001; the adoption of the provisions of Statement of Financial Accounting Standards No. 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets", for acquisitions consummated on or after July 1, 2001; and the adoption of the provisions of Statement of Financial Accounting Standards No. 145 "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" relating to the classification of the effect of early debt extinguishments in 2002.

     The financial statements of the Oncology Related Assets, Liabilities and Activities of Gilead Sciences, Inc. appearing in OSI Pharmaceuticals, Inc.'s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 6, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference in this proxy statement/ prospectus and elsewhere in the registration statement. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

     The consolidated financial statements of Cell Pathways as of December 31, 2002 and for the year then ended and for the period from August 10, 1990 (inception) through December 31, 2002, have been included and incorporated by reference herein and elsewhere in the registration statement on Form S-4 of which this proxy statement/prospectus forms a part, in reliance upon the report of KPMG LLP, independent accountants, appearing elsewhere and incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering Cell Pathways' December 31, 2002 consolidated financial statements contains an explanatory paragraph that states that Cell Pathways' recurring losses from operations, accumulated deficit and limited liquid resources raise substantial doubt about Cell Pathways' ability to continue as a going concern. Cell Pathways' consolidated financial statements do not include any adjustment that might result from the outcome of that uncertainty.

     The consolidated financial statements of Cell Pathways as of December 31, 2001 and each of the years in the two-year period ended December 31, 2001 and for the period from August 10, 1990 (inception) through December 31, 2001 included and incorporated by reference in this proxy statement/prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent auditors. Because Arthur Andersen LLP has ceased conducting business, a consent to use their report on such financial statements in this proxy statement/prospectus cannot be obtained. Accordingly, Arthur Andersen's consent has been omitted in reliance upon SEC rules, which permit OSI and Cell Pathways to dispense with the requirement to file the written consent of Arthur Andersen LLP under the circumstances. Since Arthur Andersen LLP has not consented to the use of their report in this proxy statement/prospectus, you will not be able to recover against Arthur Andersen LLP under Section 11 of the Securities Act of 1933, as amended, for any untrue statements of a material fact contained in the financial statements of Cell Pathways audited by Arthur Andersen LLP or for any omission to state a material fact required to be stated in those financial statements.

                   FUTURE CELL PATHWAYS STOCKHOLDER PROPOSALS

     The 2003 annual meeting of the stockholders of Cell Pathways will be held only if the merger agreement is not adopted. The deadline for submission of stockholder proposals for inclusion in Cell Pathways' proxy materials for the 2003 annual meeting was December 23, 2002.

     In accordance with Cell Pathways' by-laws, notice relating to nominations for director or proposed business to be considered at the 2003 annual meeting of the stockholders of Cell Pathways must be given no earlier than February 28, 2003 and no later than March 30, 2003. The notice must meet certain other requirements set forth in Cell Pathways' by-laws. These requirements do not affect the procedures for submitting stockholder proposals for inclusion in the proxy statement, nor do they apply to questions a stockholder may wish to ask at the meeting.

                                 OTHER MATTERS

     Neither OSI nor Cell Pathways presently intends to bring before the Cell Pathways special meeting any matters other than those specified in the notice accompanying this proxy statement/prospectus, and neither OSI nor Cell Pathways has any knowledge of any other matters which may be brought up by other persons. However, if any other matters come before the Cell Pathways special meeting or any adjournments of the meeting, the persons named in the enclosed form of proxy, including any substitutes, will use their best judgment to vote the proxies.

                      WHERE YOU CAN FIND MORE INFORMATION

     OSI and Cell Pathways file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that OSI and Cell Pathways file with the SEC, without charge, at the Public Reference Section of the SEC, 450 Fifth Street, N.W. Room 1024, Washington, D.C. 20549.

     Please call the SEC at 1-800-SEC-0330 or (202) 942-8090 for further information on its public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the SEC at http://www.sec.gov.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     OSI filed a registration statement on Form S-4 to register with the SEC the OSI common stock, the contingent value rights and the OSI common stock underlying the contingent value rights to be issued to Cell Pathways' stockholders in the merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of OSI in addition to being a proxy statement of Cell Pathways. As allowed by SEC rules, this proxy statement/prospectus does not contain all the information you can find in OSI's registration statement or the exhibits to the registration statement.

     The SEC allows OSI and Cell Pathways to incorporate by reference information into this proxy statement/prospectus, which means that the companies can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is considered part of this proxy statement/prospectus, except for any information superseded by information contained directly in this proxy statement/prospectus or in later-filed documents incorporated by reference in this proxy statement/prospectus.

     This proxy statement/prospectus incorporates by reference the documents set forth below that OSI and Cell Pathways have previously filed with the SEC. These documents contain important business and financial information about OSI and Cell Pathways that is not included in or delivered with this proxy statement/prospectus.

                        OSI FILINGS (FILE NO. 000-15190)

     - Quarterly Report on Form 10-Q for the quarter ended December 31, 2002, filed on February 10, 2003;

     - Annual Report on Form 10-K for the fiscal year ended September 30, 2002, filed on December 12, 2002, amended on January 23, 2003 and on April 29, 2003;

     - Current Reports on Forms 8-K, filed on January 7, 2002 and amended on March 6, 2002, October 1, 2002, February 11, 2003 and March 12, 2003,
       amended on March 17, 2003 and on May 6, 2003;

     - Definitive Proxy Statement on Schedule 14A, filed on January 28, 2003;
       and

     - The description of OSI common stock contained in OSI's Registration Statement on Form 8-A, registering the common stock under Section 12 of the Securities Exchange Act of 1934, including any amendments or reports filed for the purpose of updating such description.

                   CELL PATHWAYS FILINGS (FILE NO. 000-24889)

     - Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed on March 27, 2003; and

     - The description of Cell Pathways common stock contained in Cell Pathways' Registration Statement on Form 8-A, registering the common stock under
       Section 12 of the Securities Exchange Act of 1934, including any amendments or reports filed for the purpose of updating such description.

     OSI also incorporates by reference additional documents that may be filed with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of the Cell Pathways special meeting including any adjournments or postponements. These include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

     To receive a free copy of any of the documents incorporated by reference in this proxy statement/prospectus call or write:

         Robert L. Van Nostrand                           Brian Hayden
   Vice President and Chief Financial                Chief Financial Officer
                  Officer                              Cell Pathways, Inc.
        OSI Pharmaceuticals, Inc.                     702 Electronic Drive
    58 South Service Road, Suite 110               Horsham, Pennsylvania 19044
        Melville, New York 11747                         (215) 706-3800
             (631) 962-2000

     We will not send exhibits to the documents unless those exhibits have been specifically incorporated by reference in this proxy statement/prospectus.

     OSI has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to OSI, and Cell Pathways has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Cell Pathways.

     You should rely only on the information contained or incorporated by reference in this proxy statement/prospectus. OSI and Cell Pathways has not authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus. This proxy statement/prospectus is dated May 6, 2003. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this proxy statement/prospectus to stockholders nor the issuance of OSI common stock in the merger creates any implication to the contrary.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              Page
                                                              ----
Independent Auditors' Report................................  F-2
Report of Independent Public Accountants....................  F-3
Consolidated Balance Sheets as of December 31, 2002 and
  2001......................................................  F-4
Consolidated Statements of Operations for the years ended
  December 31, 2002, 2001 and 2000 and for the period from
  inception (August 10, 1990) to December 31, 2002..........  F-5
Consolidated Statement of Stockholders' Equity (Deficit) and
  Partners' Investment for the period from inception (August
  10, 1990) to December 31, 2002............................  F-6 to F-12
Consolidated Statements of Cash Flows for the years ended
  December 31, 2002, 2001 and 2000 and for the period from
  inception (August 10, 1990) to December 31, 2002..........  F-13
Notes to Consolidated Financial Statements..................  F-14 to F-29

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Cell Pathways, Inc.:

     We have audited the accompanying consolidated balance sheet of Cell Pathways, Inc. (a development stage company) and subsidiaries as of December 31, 2002, and the related consolidated statements of operations, stockholders' equity (deficit) and partners' investment and cash flows for the year then ended, and for the period from August 10, 1990 (inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of Cell Pathways, Inc. and subsidiaries as of December 31, 2001 and for each of the years in the two-year period ended December 31, 2001 and for the period from August 10, 1990 (inception) through December 31, 2002, to the extent related to the period from August 10, 1990 (inception) through December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 25, 2002. Our opinion on the consolidated statements of operations, stockholders' equity (deficit) and partners' investment and cash flows, insofar as it relates to the amounts included for the period from August 10, 1990 (inception) through December 31, 2001, is based solely on the report of the other auditors.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, based on our audit and the report of other auditors, the 2002 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cell Pathways, Inc. (a development stage company) and subsidiaries as of December 31, 2002, and the results of their operations and their cash flows for the year then ended, and for the period from August 10, 1990 (inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, has an accumulated deficit and has limited liquid resources that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 14, 2003

THE FOLLOWING IS A COPY OF A REPORT ISSUED BY ARTHUR ANDERSEN LLP AND INCLUDED IN THE 2001 FORM 10-K REPORT FILED ON MARCH 22, 2002. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP, AND ARTHUR ANDERSEN LLP HAS NOT CONSENTED TO ITS USE IN THIS PROXY STATEMENT/PROSPECTUS.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders
Cell Pathways, Inc.:

     We have audited the accompanying consolidated balance sheets of Cell Pathways, Inc. (a Delaware corporation in the development stage) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and partners' investment, and cash flows for each of the three years in the period ended December 31, 2001 and for the period from inception (August 10, 1990) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cell Pathways, Inc. and subsidiaries as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 and for the period from inception (August 10, 1990) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
February 25, 2002

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31,
                                                              -----------------------------
                                                                  2002            2001
                                                              -------------   -------------
                           ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................  $  10,920,335   $   2,905,767
  Short-term investments....................................             --      24,808,148
  Accounts receivable.......................................        472,012         318,450
  Inventory.................................................      2,140,615              --
  Prepaid expenses and other................................        792,610       1,130,971
  Due from insurance company (Note 14)......................             --       2,000,000
                                                              -------------   -------------
     Total current assets...................................     14,325,572      31,163,336
EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS, net........        785,766         992,856
RESTRICTED CASH.............................................        468,233         463,499
NOTES RECEIVABLE FROM OFFICERS..............................        938,972         944,397
PRODUCT DISTRIBUTION RIGHTS.................................        908,333              --
OTHER ASSETS................................................         42,808          57,400
                                                              -------------   -------------
                                                              $  17,469,684   $  33,621,488
                                                              =============   =============
            LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of note payable...........................  $     180,330   $     277,473
  Current installments of obligation under capital lease....         57,086          40,493
  Accounts payable..........................................        718,023         847,552
  Accrued compensation......................................        198,842         764,843
  Other accrued liabilities.................................      3,082,995       3,272,314
  Deferred revenue..........................................      1,492,346              --
  Accrued litigation settlement and expense.................             --       2,642,822
                                                              -------------   -------------
     Total current liabilities..............................      5,729,622       7,845,497
                                                              -------------   -------------
NOTE PAYABLE................................................             --         180,330
                                                              -------------   -------------
OBLIGATION UNDER CAPITAL LEASE..............................         36,668          62,020
                                                              -------------   -------------
COMMITMENTS AND CONTINGENCIES (NOTE 14)
STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 10,000,000 shares
  authorized; none issued and outstanding...................             --              --
Common Stock $.01 par value, 150,000,000 shares authorized;
  39,363,698 and 31,148,255 shares issued and outstanding...        393,637         311,482
Additional paid-in capital..................................    152,524,388     148,631,231
Stock subscription receivable from issuance of Common
  Stock.....................................................             --         (50,683)
Deferred compensation.......................................        (58,672)        (73,652)
Deficit accumulated during the development stage............   (141,155,959)   (123,284,737)
                                                              -------------   -------------
     Total stockholders' equity.............................     11,703,394      25,533,641
                                                              -------------   -------------
                                                              $  17,469,684   $  33,621,488
                                                              =============   =============

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                     PERIOD FROM
                                             YEAR ENDED DECEMBER 31,                  INCEPTION
                                    ------------------------------------------   (AUGUST 10, 1990) TO
                                        2002           2001           2000        DECEMBER 31, 2002
                                    ------------   ------------   ------------   --------------------
REVENUES:
  Product sales...................  $    536,873   $         --   $         --      $     536,873
  Marketing services..............       611,264        942,231        329,694          1,883,189
                                    ------------   ------------   ------------      -------------
                                       1,148,137        942,231        329,694          2,420,062
                                    ------------   ------------   ------------      -------------
EXPENSES:
  Cost of products sold...........       219,706             --             --            219,706
  Research and development........    17,145,109     17,765,243     22,257,805        110,551,345
  Selling, general and
     administrative...............     8,704,381      7,756,128      7,246,582         38,382,298
  Litigation settlement and
     expense (Note 14)............    (6,749,000)     8,492,000             --          1,743,000
                                    ------------   ------------   ------------      -------------
                                      19,320,196     34,013,371     29,504,387        150,896,349
                                    ------------   ------------   ------------      -------------
     Operating loss...............   (18,172,059)   (33,071,140)   (29,174,693)      (148,476,287)
INTEREST INCOME, net..............       300,837      1,666,705      2,257,885          7,320,328
                                    ------------   ------------   ------------      -------------
NET LOSS..........................  $(17,871,222)  $(31,404,435)  $(26,916,808)     $(141,155,959)
                                    ============   ============   ============      =============
Basic and diluted net loss per
  Common share....................  $      (0.51)  $      (1.01)  $      (0.96)
                                    ============   ============   ============
Shares used in computing basic and
  diluted net loss per Common
  share...........................    34,712,101     31,108,939     28,003,649
                                    ============   ============   ============

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, Inception (August 10,
 1990).........................  $        --        --   $        --              --   $         --           --   $        --
 Partner cash contributions in
   September 1990 for Class A
   Partnership Units...........      406,000        --            --              --             --           --            --
 Partner contribution of
   interest in research grant
   in September 1990 for Class
   A Partnership Units, at
   historical cost.............       48,638        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1990.....      454,638        --            --              --             --           --            --
 Partner cash contributions in
   March 1991 for Class A
   Partnership Units...........      406,000        --            --              --             --           --            --
 Partner cash contributions in
   December 1991 for Class B
   Partnership Units...........      896,563        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1991.....    1,757,201        --            --              --             --           --            --
 Partner cash contributions in
   January and April 1992 for
   Class B Partnership Units...       21,812        --            --              --             --           --            --
 Partner cash contributions in
   December 1992 for Class B
   Partnership Units...........      133,300        --            --              --             --           --            --
 Partner cash contributions in
   December 1992 for Class C
   Partnership Units...........    1,540,000        --            --              --             --           --            --
 Partner cash contributions in
   December 1992 for Class D
   Partnership Units...........    1,475,027        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1992.....    4,927,340        --            --              --             --           --            --
 Partner cash contributions in
   January 1993 to March 1993
   for Class D Partnership
   Units.......................      385,015        --            --              --             --           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 872,000 shares of
   Series A
 Convertible Preferred Stock...  $  (812,000)       --   $        --         872,400   $    812,000           --   $        --

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, Inception (August 10,
 1990).........................  $         --     $        --       $     --       $     --     $          --
 Partner cash contributions in
   September 1990 for Class A
   Partnership Units...........            --              --             --             --                --
 Partner contribution of
   interest in research grant
   in September 1990 for Class
   A Partnership Units, at
   historical cost.............            --              --             --             --                --
 Net loss......................            --              --             --             --          (252,116)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1990.....            --              --             --             --          (252,116)
 Partner cash contributions in
   March 1991 for Class A
   Partnership Units...........            --              --             --             --                --
 Partner cash contributions in
   December 1991 for Class B
   Partnership Units...........            --              --             --             --                --
 Net loss......................            --              --             --             --          (738,204)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1991.....            --              --             --             --          (990,320)
 Partner cash contributions in
   January and April 1992 for
   Class B Partnership Units...            --              --             --             --                --
 Partner cash contributions in
   December 1992 for Class B
   Partnership Units...........            --              --             --             --                --
 Partner cash contributions in
   December 1992 for Class C
   Partnership Units...........            --              --             --             --                --
 Partner cash contributions in
   December 1992 for Class D
   Partnership Units...........            --              --             --             --                --
 Net loss......................            --              --             --             --        (1,391,531)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1992.....            --              --             --             --        (2,381,851)
 Partner cash contributions in
   January 1993 to March 1993
   for Class D Partnership
   Units.......................            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 872,000 shares of
   Series A
 Convertible Preferred Stock...  $         --     $        --       $     --       $     --     $          --

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
Exchange of interests in the
 Partnership in September 1993
 for 848,100 shares of Series B
 Convertible Preferred Stock...  $  (868,000)       --   $        --         848,100   $    868,000           --   $        --
 Exchange of interests in the
   Partnership in September
   1993 for 700,000 shares of
   Series C Convertible
   Preferred Stock.............   (1,540,000)       --            --         700,000      1,540,000           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 616,808 shares of
   Series D Convertible
   Preferred Stock.............   (1,860,042)       --            --         616,808      1,860,042           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 61,250 shares of
   Redeemable Preferred Stock..         (613)   61,250           613              --             --           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 2,279,500 shares of
   Common Stock................     (231,700)       --            --              --             --    2,279,500        22,795
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1993.....           --    61,250           613       3,037,308      5,080,042    2,279,500        22,795
 Issuance of Common Stock for
   services valued at $0.41 per
   share.......................           --        --            --              --             --       16,667           167
 Issuance of 542,761 shares of
   Series E
 Convertible Preferred Stock
   for cash at $4.10 per
   share.......................           --        --            --         542,761      2,225,320           --            --
 Net loss......................  $                  --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
Exchange of interests in the
 Partnership in September 1993
 for 848,100 shares of Series B
 Convertible Preferred Stock...  $         --     $        --       $     --       $     --     $          --
 Exchange of interests in the
   Partnership in September
   1993 for 700,000 shares of
   Series C Convertible
   Preferred Stock.............            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 616,808 shares of
   Series D Convertible
   Preferred Stock.............            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 61,250 shares of
   Redeemable Preferred Stock..            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 2,279,500 shares of
   Common Stock................       208,905              --             --             --                --
 Net loss......................            --              --             --             --        (2,269,099)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1993.....       208,905              --             --             --        (4,650,950)
 Issuance of Common Stock for
   services valued at $0.41 per
   share.......................         6,667              --             --             --                --
 Issuance of 542,761 shares of
   Series E
 Convertible Preferred Stock
   for cash at $4.10 per
   share.......................            --         (23,501)            --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $  (3,110,446)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1994.....  $        --    61,250   $       613       3,580,069   $  7,305,362    2,296,167   $    22,962
 Issuance of 1,121,800 shares
   of Series E
 Convertible Preferred Stock
   for cash at $3.15 per
   share.......................           --        --            --       1,121,800      3,533,670           --            --
 Issuance of 163,701 shares of
   Series E
 Convertible Preferred Stock to
   effect the price change from
   $4.10 to $3.15..............           --        --            --         163,701             --           --            --
 Conversion of bridge notes
   payable plus interest to
   253,633 shares of Series E
 Convertible Preferred Stock at
   a price of $3.15 per
   share.......................           --        --            --         253,633        800,199           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1995.....           --    61,250           613       5,119,203     11,639,231    2,296,167        22,962
 Issuance of 887,661 shares of
   Series E
 Convertible Preferred Stock
   for cash at $3.15 per share,
   net of offering costs of
   $298,313....................           --        --            --         887,661      2,497,819           --            --
 Collection of Series E
   Convertible Preferred Stock
   subscription receivable.....           --        --            --              --             --           --            --
 Issuance of 270,270 shares of
   Series F
 Convertible Preferred Stock
   for cash at $3.70 per
   share.......................           --        --            --         270,270      1,000,000           --            --
 Issuance of 185,000 shares of
   Common Stock in February
   1996 as bonuses to officers
   and employees valued at
   $0.32 per share.............           --        --            --              --             --      185,000         1,850
 Issuance of 14,828 shares of
   Common Stock in May 1996 for
   consulting services, valued
   at $0.32 per share..........           --        --            --              --             --       14,828           148
 Exercise of warrants to
   purchase 148 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................  $        --        --   $        --             148   $        466           --   $        --

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 1994.....  $    215,572     $   (23,501)      $     --       $     --     $  (7,761,396)
 Issuance of 1,121,800 shares
   of Series E
 Convertible Preferred Stock
   for cash at $3.15 per
   share.......................            --            (125)            --             --                --
 Issuance of 163,701 shares of
   Series E
 Convertible Preferred Stock to
   effect the price change from
   $4.10 to $3.15..............            --              --             --             --                --
 Conversion of bridge notes
   payable plus interest to
   253,633 shares of Series E
 Convertible Preferred Stock at
   a price of $3.15 per
   share.......................            --              --             --             --                --
 Net loss......................            --              --             --             --        (3,190,824)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1995.....       215,572         (23,626)            --             --       (10,952,220)
 Issuance of 887,661 shares of
   Series E
 Convertible Preferred Stock
   for cash at $3.15 per share,
   net of offering costs of
   $298,313....................            --              --             --             --                --
 Collection of Series E
   Convertible Preferred Stock
   subscription receivable.....            --          20,505             --             --                --
 Issuance of 270,270 shares of
   Series F
 Convertible Preferred Stock
   for cash at $3.70 per
   share.......................            --              --             --             --                --
 Issuance of 185,000 shares of
   Common Stock in February
   1996 as bonuses to officers
   and employees valued at
   $0.32 per share.............        57,350              --             --             --                --
 Issuance of 14,828 shares of
   Common Stock in May 1996 for
   consulting services, valued
   at $0.32 per share..........         4,596              --             --             --                --
 Exercise of warrants to
   purchase 148 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................  $         --     $        --       $     --       $     --     $          --

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
 Exercise of options to
   purchase Common Stock at
   $0.32 per share.............  $        --        --   $        --              --   $         --      222,850   $     2,229
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1996.....           --    61,250           613       6,277,282     15,137,516    2,718,845        27,189
 Issuance of 4,538,675 shares
   of Series F Convertible
   Preferred Stock for cash at
   $3.70 per share, net of
   offering costs of
   $249,239....................           --        --            --       4,538,675     16,547,859           --            --
 Exercise of warrants to
   purchase 149,462 shares of
   Series E Convertible
   Preferred stock at $3.15 per
   share.......................           --        --            --         149,462        470,805           --            --
 Exercise of warrants to
   purchase 492 shares of
   Series F Convertible
   Preferred stock at $3.70 per
   share.......................           --        --            --             492          1,820           --            --
 Cashless exercise of warrants
   to purchase 2,476 shares of
   Series E Convertible
   Preferred Stock.............           --        --            --           2,476             --           --            --
 Exercise of options by
   employees and directors at
   $0.32 -- $0.50 per share....           --        --            --              --             --      251,250         2,512
 Issuance of Common Stock to
   director at $3.70 per
   share.......................           --        --            --              --             --       10,000           100
 Issuance of Common Stock to
   consultant at $3.70 per
   share.......................           --        --            --              --             --       10,000           100
 Collection of stock
   subscription receivable.....           --        --            --              --             --           --            --
 Provision for redemption of
   Redeemable Preferred Stock..           --        --     1,091,387              --             --           --            --
 Net loss......................  $        --        --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
 Exercise of options to
   purchase Common Stock at
   $0.32 per share.............  $     69,084     $        --       $     --       $     --     $          --
 Net loss......................            --              --             --             --        (4,735,204)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1996.....       346,602          (3,121)            --             --       (15,687,424)
 Issuance of 4,538,675 shares
   of Series F Convertible
   Preferred Stock for cash at
   $3.70 per share, net of
   offering costs of
   $249,239....................            --              --             --             --                --
 Exercise of warrants to
   purchase 149,462 shares of
   Series E Convertible
   Preferred stock at $3.15 per
   share.......................            --              --             --             --                --
 Exercise of warrants to
   purchase 492 shares of
   Series F Convertible
   Preferred stock at $3.70 per
   share.......................            --              --             --             --                --
 Cashless exercise of warrants
   to purchase 2,476 shares of
   Series E Convertible
   Preferred Stock.............            --              --             --             --                --
 Exercise of options by
   employees and directors at
   $0.32 -- $0.50 per share....       109,462              --             --             --                --
 Issuance of Common Stock to
   director at $3.70 per
   share.......................        36,900              --        (37,000)            --                --
 Issuance of Common Stock to
   consultant at $3.70 per
   share.......................        36,900              --             --             --                --
 Collection of stock
   subscription receivable.....            --           3,121             --             --                --
 Provision for redemption of
   Redeemable Preferred Stock..       (74,000)             --             --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $ (10,296,912)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1997.....  $        --    61,250   $ 1,092,000      10,968,387   $ 32,158,000    2,990,095   $    29,901
 Issuance of 4,645,879 shares
   of Series G Convertible
   Preferred Stock at $4.75 per
   Share, net of offering costs
   of $663,921.................           --        --            --       4,645,879     21,404,004           --            --
 Exercise of warrants to
   purchase 65,076 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................           --        --            --          65,076        204,987           --            --
 Exercise of options by
   employees at $0.32 -- $8.09
   per share...................           --        --            --              --             --       65,500           655
 Redemption of Redeemable
   Preferred Stock for $546,051
   and 33,052 shares of Common
   Stock.......................           --   (61,250)   (1,092,000)             --             --       33,052           331
 Conversion of Preferred Stock
   to Common Stock triggered by
   the transaction with Tseng
   Labs, Inc. .................           --        --            --     (15,679,342)   (53,766,991)  15,679,342       156,793
 Issuance of Common Stock in
   exchange for the Common
   Stock of Tseng Labs, Inc.,
   net of transaction costs of
   $1,907,354..................           --        --            --              --             --    5,510,772        55,108
 Exercise of Series F warrants
   to purchase 150 shares of
   Common Stock at $3.70 per
   share.......................           --        --            --              --             --          150             2
 Exercise of Series G warrants
   to purchase 615 shares of
   Common Stock at $4.75 per
   share.......................           --        --            --              --             --          615             6
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Net loss......................  $        --        --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 1997.....  $    455,864     $        --       $(37,000)      $     --     $ (25,984,336)
 Issuance of 4,645,879 shares
   of Series G Convertible
   Preferred Stock at $4.75 per
   Share, net of offering costs
   of $663,921.................            --              --             --             --                --
 Exercise of warrants to
   purchase 65,076 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................            --              --             --             --                --
 Exercise of options by
   employees at $0.32 -- $8.09
   per share...................       262,739              --             --             --                --
 Redemption of Redeemable
   Preferred Stock for $546,051
   and 33,052 shares of Common
   Stock.......................       545,618              --             --             --                --
 Conversion of Preferred Stock
   to Common Stock triggered by
   the transaction with Tseng
   Labs, Inc. .................    53,610,198              --             --             --                --
 Issuance of Common Stock in
   exchange for the Common
   Stock of Tseng Labs, Inc.,
   net of transaction costs of
   $1,907,354..................    26,364,894              --             --             --                --
 Exercise of Series F warrants
   to purchase 150 shares of
   Common Stock at $3.70 per
   share.......................           553              --             --             --                --
 Exercise of Series G warrants
   to purchase 615 shares of
   Common Stock at $4.75 per
   share.......................         2,915              --             --             --                --
 Non-employee stock option
   expense.....................        13,313              --             --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $ (19,345,436)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES

                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1998.....  $        --        --   $        --              --   $         --   24,279,526   $   242,796
 Exercise of options by
   employees at
   $0.32 -- $8.09..............           --        --            --              --             --       48,061           481
 Exercise of Series F warrants
   to purchase 125,201 shares
   of Common Stock at $3.70 per
   share.......................           --        --            --              --             --      125,201         1,252
 Exercise of Series G warrants
   to purchase 79,378 shares of
   Common Stock at $4.75 per
   share.......................           --        --            --              --             --       79,378           793
 Issuance of 1,555,000 shares
   of Common Stock at $9.00 per
   share, net of offering costs
   of $415,855.................           --        --            --              --             --    1,555,000        15,550
 Issuance of 18,728 shares of
   Common Stock at $6.32 --
   $9.67 under the Employee
   Stock Purchase Plan.........           --        --            --              --             --       18,728           187
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1999.....           --        --                            --             --   26,105,894       261,059
 Exercise of options by
   employees at
   $0.32 -- $24.10.............           --        --            --              --             --      324,202         3,242
 Exercise of Common Stock
   warrants to purchase
   1,270,000 shares of Common
   Stock at $6.60 and $14.00
   per share...................           --        --            --              --             --    1,270,000        12,700
 Exercise of Series G warrants
   to purchase 147,800 shares
   of Common Stock at $4.75 per
   share.......................           --        --            --              --             --      147,800         1,478
 Issuance of 3,200,000 shares
   of Common Stock at $7.375
   per share, net of offering
   costs of $478,896...........           --        --            --              --             --    3,200,000        32,000
 Issuance of 25,561 shares of
   Common Stock at $7.92, $9.66
   and $22.10 under the
   Employee Stock Purchase
   Plan........................           --        --            --              --             --       25,561           255
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Net loss......................  $        --        --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 1998.....  $ 81,256,094     $        --       $(37,000)      $     --     $ (45,329,772)
 Exercise of options by
   employees at
   $0.32 -- $8.09..............       276,260              --             --             --                --
 Exercise of Series F warrants
   to purchase 125,201 shares
   of Common Stock at $3.70 per
   share.......................       461,992              --             --             --                --
 Exercise of Series G warrants
   to purchase 79,378 shares of
   Common Stock at $4.75 per
   share.......................       376,252              --             --             --                --
 Issuance of 1,555,000 shares
   of Common Stock at $9.00 per
   share, net of offering costs
   of $415,855.................    13,563,595              --             --             --                --
 Issuance of 18,728 shares of
   Common Stock at $6.32 --
   $9.67 under the Employee
   Stock Purchase Plan.........       170,933              --             --             --                --
 Non-employee stock option
   expense.....................        97,051              --             --             --                --
 Net loss......................            --              --             --             --       (19,633,722)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1999.....    96,202,177              --        (37,000)            --       (64,963,494)
 Exercise of options by
   employees at
   $0.32 -- $24.10.............     2,013,365              --             --             --                --
 Exercise of Common Stock
   warrants to purchase
   1,270,000 shares of Common
   Stock at $6.60 and $14.00
   per share...................    17,730,300              --             --             --                --
 Exercise of Series G warrants
   to purchase 147,800 shares
   of Common Stock at $4.75 per
   share.......................       700,573              --             --             --                --
 Issuance of 3,200,000 shares
   of Common Stock at $7.375
   per share, net of offering
   costs of $478,896...........    23,089,104              --             --             --                --
 Issuance of 25,561 shares of
   Common Stock at $7.92, $9.66
   and $22.10 under the
   Employee Stock Purchase
   Plan........................       346,396              --             --             --                --
 Non-employee stock option
   expense.....................       153,563              --             --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $ (26,916,808)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 2000.....  $        --        --   $        --              --   $         --   31,073,457   $   310,734
 Exercise of options by
   employees and a director at
   $0.32 -- $4.75..............           --        --            --              --             --       31,979           320
 Restricted stock award to
   officer.....................           --        --            --              --             --       10,000           100
 Amortization of deferred
   compensation................           --        --            --              --             --           --            --
 Issuance of 32,819 shares of
   Common Stock at $5.19 and
   $5.95 under the Employee
   Stock Purchase Plan.........           --        --            --              --             --       32,819           328
 Interest on promissory note
   from director...............           --        --            --              --             --           --            --
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Settlement of litigation
   through agreement to Issue
   Common Stock (Note 14)......           --        --            --              --             --           --            --
 Net loss......................           --        --                            --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 2001.....           --        --            --              --             --   31,148,255       311,482
 Issuance of 89,335 shares of
   Common Stock at $4.20 and
   $.80 under the Employee
   Stock Purchase Plan.........           --        --            --              --             --       89,335           893
 Issuance of 2,390,107 shares
   of Common Stock at $3.70 per
   share, net of offering costs
   of $840,436.................           --        --            --              --             --    2,390,107        23,901
 Issuance of 4,036,001 shares
   of Common Stock at $.70 per
   share, net of offering costs
   of $265,806.................           --        --            --              --             --    4,036,001        40,361
 Amortization of deferred
   compensation................           --        --            --              --             --           --            --
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Issuance of warrant to
   purchase 100,000 shares of
   Common Stock to
   consultants.................           --        --            --              --             --           --            --
 Payment by director of
   promissory note.............           --        --            --              --             --           --            --
 Issuance of 1,700,000 shares
   of Common Stock for
   litigation settlement (Note
   14).........................           --        --            --              --             --    1,700,000        17,000
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
 BALANCE, December 31, 2002....  $        --        --   $        --              --   $         --   39,363,698   $   393,637
                                 ===========   =======   ===========   =============   ============   ==========   ===========

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 2000.....  $140,235,478     $        --       $(37,000)      $     --     $ (91,880,302)
 Exercise of options by
   employees and a director at
   $0.32 -- $4.75..............       106,343              --             --             --                --
 Restricted stock award to
   officer.....................        74,800              --             --        (74,900)               --
 Amortization of deferred
   compensation................            --              --             --          1,248                --
 Issuance of 32,819 shares of
   Common Stock at $5.19 and
   $5.95 under the Employee
   Stock Purchase Plan.........       167,211              --             --             --                --
 Interest on promissory note
   from director...............            --              --        (13,683)            --                --
 Non-employee stock option
   expense.....................       210,399              --             --             --                --
 Settlement of litigation
   through agreement to Issue
   Common Stock (Note 14)......     7,837,000              --             --             --                --
 Net loss......................            --              --             --             --       (31,404,435)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 2001.....   148,631,231              --        (50,683)       (73,652)     (123,284,737)
 Issuance of 89,335 shares of
   Common Stock at $4.20 and
   $.80 under the Employee
   Stock Purchase Plan.........       144,997              --             --             --                --
 Issuance of 2,390,107 shares
   of Common Stock at $3.70 per
   share, net of offering costs
   of $840,436.................     7,979,059              --             --             --                --
 Issuance of 4,036,001 shares
   of Common Stock at $.70 per
   share, net of offering costs
   of $265,806.................     2,519,034              --             --             --                --
 Amortization of deferred
   compensation................            --              --             --         14,980                --
 Non-employee stock option
   expense.....................       (52,552)             --             --             --                --
 Issuance of warrant to
   purchase 100,000 shares of
   Common Stock to
   consultants.................        68,619              --             --             --                --
 Payment by director of
   promissory note.............            --              --         50,683             --                --
 Issuance of 1,700,000 shares
   of Common Stock for
   litigation settlement (Note
   14).........................    (6,766,000)             --             --             --                --
 Net loss......................            --              --             --             --       (17,871,222)
                                 ------------     -----------       --------       --------     -------------
 BALANCE, December 31, 2002....  $152,524,388     $        --       $     --       $(58,672)    $(141,155,959)
                                 ============     ===========       ========       ========     =============

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                         PERIOD FROM
                                                                 YEAR ENDED DECEMBER 31,                  INCEPTION
                                                        ------------------------------------------   (AUGUST 10, 1990) TO
                                                            2002           2001           2000        DECEMBER 31, 2002
                                                        ------------   ------------   ------------   --------------------
OPERATING ACTIVITIES:
  Net loss............................................  $(17,871,222)  $(31,404,435)  $(26,916,808)     $(141,155,959)
Adjustments to reconcile net loss to net cash used in
  operating activities-
  Settlement of litigation through agreement to issue
    Common Stock (Note 14)............................    (6,749,000)     7,837,000             --          1,088,000
  Depreciation expense and amortization...............       574,863        533,148        826,138          2,854,715
  Loss on disposal of assets..........................           503         19,152             --             19,655
  Interest income on notes receivable from officers,
    net...............................................       (55,317)       (46,141)        (9,302)          (110,760)
  Interest on promissory note from director...........          (284)       (13,683)            --            (13,967)
  Amortization of deferred compensation...............        14,980          1,248             --             16,228
  Issuance of Common Stock for services rendered......            --             --             --             48,578
  Issuance of Common Stock options and warrants for
    services rendered.................................        16,067        210,399        153,563            490,393
  Provision for redemption of Redeemable Preferred
    Stock.............................................            --             --             --          1,017,387
  Write-off of deferred offering costs................            --             --             --            469,515
  (Increase) decrease in accounts receivable..........      (153,562)        11,244       (329,694)          (472,012)
  Other...............................................            --             --             --             68,399
  (Increase) decrease in prepaid and other current
    assets............................................       338,361        197,564       (453,102)          (473,984)
  (Increase) decrease in due from insurance company...     2,000,000     (2,000,000)            --                 --
  (Increase) decrease in other assets.................        15,073        335,798       (162,543)           108,440
  Increase in inventory...............................    (2,140,615)            --             --         (2,140,615)
  Increase in deferred revenue........................     1,492,346             --             --          1,492,346
  Increase in reserve for notes receivable from
    officer...........................................       114,742             --             --            114,742
  Increase (decrease) in accounts payable and accrued
    liabilities.......................................      (884,849)       169,959      1,078,698          1,378,869
  Increase (decrease) in accrued litigation
    settlement........................................    (2,642,822)     2,642,822             --                 --
                                                        ------------   ------------   ------------      -------------
    Net cash flows used in operating activities.......   (25,930,736)   (21,505,925)   (25,813,050)      (135,200,030)
                                                        ------------   ------------   ------------      -------------
INVESTING ACTIVITIES:
  Purchase of equipment and leasehold improvements....      (231,877)      (236,188)      (489,770)        (5,876,205)
  Purchase of marketing and distribution rights.......    (1,000,000)            --             --         (1,000,000)
  Sale of leasehold improvements......................            --             --             --          3,000,000
  Increase in notes receivable from officers..........       (54,000)      (256,000)      (632,954)          (942,954)
  Cash paid for deposits..............................            --             --             --            (50,767)
  (Purchase) sale of short-term investments...........    24,808,148    (24,808,148)            --                 --
                                                        ------------   ------------   ------------      -------------
    Net cash flows provided by (used in) investing
      activities......................................    23,522,271    (25,300,336)    (1,122,724)        (4,869,926)
                                                        ------------   ------------   ------------      -------------
FINANCING ACTIVITIES:
  Proceeds from issuance of Common Stock, net of
    related offering costs............................    10,562,355             --     23,121,104         47,262,604
  Proceeds from issuance of Common Stock under the
    employee stock purchase plan......................       145,891        167,539        346,651            831,202
  Proceeds from issuance of Convertible Preferred
    Stock, net of related offering costs..............            --             --             --         47,185,046
  Proceeds from the transaction with Tseng Labs,
    Inc...............................................            --             --             --         27,966,372
  Proceeds from exercise of Series E, F, G and Common
    Stock warrants to purchase stock..................            --             --     18,445,051         19,966,894
  Decrease in stockholder receivable..................        50,967             --             --             74,593
  Cash received for Common Stock options exercised....            --        106,663      2,016,607          2,846,691
  Redemption of Redeemable Preferred Stock............            --             --             --           (546,051)
  Proceeds from bridge loan...........................            --             --             --            791,000
  Partner cash contributions..........................            --             --             --          5,312,355
  (Increase) decrease in restricted cash..............        (4,734)       212,717        (36,106)          (468,233)
  Principal payments under capital lease
    obligations.......................................       (53,973)       (61,386)      (141,959)          (412,512)
  Proceeds from borrowings............................            --             --        800,000            950,000
  Repayment of borrowings.............................      (277,473)      (241,912)      (100,285)          (769,670)
                                                        ------------   ------------   ------------      -------------
    Net cash flows provided by financing activities...    10,423,033        183,621     44,451,063        150,990,291
                                                        ------------   ------------   ------------      -------------
Net increase (decrease) in cash and cash
  equivalents.........................................     8,014,568    (46,622,640)    17,515,289         10,920,335
CASH AND CASH EQUIVALENTS, beginning of period........     2,905,767     49,528,407     32,013,118                 --
                                                        ------------   ------------   ------------      -------------
CASH AND CASH EQUIVALENTS, end of period..............  $ 10,920,335   $  2,905,767   $ 49,528,407      $  10,920,335
                                                        ============   ============   ============      =============

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

1.  ORGANIZATION AND BASIS OF PRESENTATION:

     Cell Pathways, Inc. was incorporated in Delaware in July 1998 as a subsidiary of, and as of November 3, 1998 successor to, a Delaware corporation of the same name. As the context requires, "Company", is used herein to signify the successor and/or the predecessor corporations (See Note 4).

     The Company is a development stage pharmaceutical company focused on the research and development of products to treat and prevent cancer, and the future commercialization of such products. The Company also markets and sells Gelclair(TM) Concentrated Oral Gel ("Gelclair(TM)") manufactured by Sinclair Pharmaceuticals Ltd. of the United Kingdom ("Sinclair"). The Company has not generated any revenues from the sale of its own products to date, nor is there any assurance of any future product revenues from the development of its products. The Company's intended products are subject to long development cycles and there is no assurance the Company will be able to successfully develop, manufacture, obtain regulatory approval for or market its products. During the period required to develop its products, the Company had planned to continue to finance operations through debt and equity financings, profits from the sale of Gelclair(TM) and corporate alliances. The Company will continue to be considered in the development stage until such time, if ever, as it generates significant revenues from one or more of its product candidates. In October 2002, the Company implemented a restructuring of its work force eliminating 20% of its staff and reducing its efforts in research, discovery and pre-clinical development of earlier-stage compounds, and subsequently, upon signing an agreement with Celgene Corporation ("Celgene") to promote Gelclair(TM) in the U.S. oncology market, eliminated its 16 person sales force and subsequently terminated its agreement with Aventis Pharmaceuticals, Inc. ("Aventis") to promote Nilandron(R)(nilutamide). Both the restructuring and elimination of the sales force are expected to decrease expenses in the future.

     On November 3, 1998, the Company completed a financing through the acquisition of Tseng Labs, Inc. ("Tseng") (a publicly held company with no continuing operations) in which the Company issued to Tseng stockholders approximately 5.5 million shares of the Company's Common Stock and received net proceeds of approximately $26.4 million (See Note 4). The accompanying consolidated financial statements include the accounts of the Company from inception (August 10, 1990) and the accounts of Tseng after November 3, 1998.

     In July 2000, the Company entered into an exclusive marketing and promotion agreement (the "Nilandron(R) Agreement") with Aventis to market Nilandron(R) to urologists in the U. S. and Puerto Rico for use in patients who suffer from prostate cancer. The Company began to market and promote Nilandron(R) in September 2000 through the use of a dedicated third party sales force. Under the terms of the Nilandron(R) Agreement, the Company was responsible for its marketing and promotion expenses and received from Aventis a percentage of the gross margin on Aventis' sales in excess of a pre-established gross margin threshold, if any. The Company's agreement with Aventis terminated in October 2002.

     In January 2002, the Company entered into a ten-year exclusive distribution agreement (the "Gelclair(TM) Agreement") with Sinclair to promote and distribute Gelclair(TM) in North America (U.S., Canada and Mexico). Gelclair(TM) is an oral gel care formulation for the management and relief of pain associated with inflammation and ulceration of the mouth caused by chemotherapy or radiotherapy treatments and other causes. In June 2002, the Company began to promote Gelclair(TM) in the oncology market. The Company purchases Gelclair(TM) from Sinclair and resells to wholesale customers in the U.S.

     In August 2002, the Company entered into a four-year marketing agreement with John O. Butler Company ("Butler"). Butler markets Gelclair(TM) to the dental market within the U.S. and will market in Canada if and when Gelclair(TM) is approved for marketing in Canada. In October 2002, the Company entered

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

into a three-year agreement with Celgene for the promotion of Gelclair(TM) in the U.S. oncology or other markets.

     In January 2003, the Company received notification from Nasdaq that the Company's stock would be delisted from the Nasdaq National Market because the Company's stock price fell below the minimum bid requirements and thereby failed to comply with Nasdaq marketplace rules. The Company has appealed the delisting notification and has requested a hearing with Nasdaq which is scheduled for February 2003.

     In February 2003, the Company entered into an agreement and plan of merger with OSI Pharmaceuticals, Inc. ("OSI Pharmaceuticals") whereby OSI Pharmaceuticals would acquire the Company in a stock-for-stock transaction. If approved by the Company's stockholders, OSI Pharmaceuticals will exchange .0567 shares of OSI Pharmaceuticals common stock for every share of Cell Pathways' Common Stock upon closing of the transaction. OSI Pharmaceuticals will also provide additional consideration in the form of a five-year contingent value right ("CVR") through which each share of Cell Pathways' Common Stock held by stockholders of record on the date of the merger closure will be eligible for an additional .040 share of OSI Pharmaceuticals common stock in the event a new drug application for either Aptosyn(R) (exisulind) or CP461 is accepted for filing by the Food and Drug Administration ("FDA") within five years. If approved by the Company's stockholders, it is anticipated that the merger will be closed in the second quarter of 2003.

2.  GOING CONCERN:

     The Company has incurred negative cash flows from operations since inception and, as of December 31, 2002, the Company had a deficit accumulated during the development stage of $141,155,959. Management believes that the Company's existing cash and cash equivalents will be adequate to fund operations through the second quarter of 2003, based on projected revenue and expenditure levels. Should appropriate sources of funding not be available on terms acceptable to the Company, management would take additional actions which could include a further reduction in workforce, a reduction in overall expenditures and the delay or elimination of certain clinical trials and research activities until such time as appropriate sources of funding are available. In February 2003, the Company entered into an agreement and plan of merger with OSI Pharmaceuticals whereby, if approved by the Company's stockholders, the Company would be acquired by OSI Pharmaceuticals. There is no assurance, however, that the transaction with OSI Pharmaceuticals will be approved by the Company's stockholders. Should the transaction not be approved by the Company's stockholders, there is no assurance that additional funding will be available on terms acceptable to the Company, if at all, to enable the Company to continue operations.

     These factors raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

  MANAGEMENT'S USE OF ESTIMATES

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from such estimates.

  CASH, CASH EQUIVALENTS AND RESTRICTED CASH

     For purposes of the statements of cash flows, the Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents. As of December 31, 2002 and December 31, 2001, approximately $468,000 and $463,000, respectively, of cash and cash equivalents were restricted to secure letters of credit for security deposits on the Company's leases.

  SHORT-TERM INVESTMENTS

     As of December 31, 2001 the Company had approximately $24.8 million in short-term investments invested in U.S. government securities with original maturities greater than three months at two financial institutions. The Company classifies its short-term investments as held-to-maturity which are carried on the accompanying balance sheet at amortized cost. As of December 31, 2001, the fair value of these short-term investments was $24,905,000.

  CUSTOMER CONCENTRATION OF CREDIT RISK

     For the year ended December 31, 2002, five customers accounted for 93% of product revenues. As of December 31, 2002, two wholesale customers represented 92% of accounts receivable due from shipments of Gelclair(TM). Credit risk is controlled through the use of credit limits, credit approvals and periodic credit evaluations of wholesale customers.

  INVENTORY

     Inventory is comprised solely of Gelclair(TM) and is stated at the lower of cost or market, as determined using the first-in, first-out method.

  EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS

     Equipment, furniture and leasehold improvements are recorded at cost. Depreciation of equipment and furniture is provided on the straight-line method over estimated useful lives of two to five years. Leasehold improvements are amortized over the shorter of the useful life or the life of the related lease.

  PRODUCT DISTRIBUTION RIGHTS

     Product distribution rights represents a $1 million payment made to Sinclair for the exclusive right to market and distribute Gelclair(TM) in North America. The Company amortizes this up-front payment over the ten-year term of the distribution agreement. Amortization expense was $91,667 during the year ended December 31, 2002.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company's financial instruments consist primarily of cash and cash equivalents, short-term investments, accounts receivable, accounts payable, accrued expenses and debt instruments. Management believes the carrying values of these assets and liabilities are considered to be representative of their respective fair values.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REVENUE RECOGNITION

     The Company recognized revenue for marketing services under the Nilandron(R) Agreement in the period in which marketing services were performed if Aventis' sales of Nilandron(R) for that period exceeded specified thresholds. The Company's agreement with Aventis terminated in October 2002.

     Product sales of Gelclair(TM) to the Company's wholesale customers were initiated in the U.S. in June 2002. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 48, "Revenue Recognition When Right of Return Exists", given the limited sales history of Gelclair(TM), the Company, at this time defers the recognition of revenue on product shipments of Gelclair(TM) to wholesale customers until such time the product is prescribed to the end user. At each reporting period, the Company monitors shipments from wholesale customers to pharmacies and hospitals, wholesale customer reorder history and prescriptions filled by pharmacies based on prescription data from external, independent sources. When this data indicates a flow of product through the supply chain, which indicates that returns are less likely to occur, product revenue is recognized. For the year ended December 31, 2002, shipments to wholesale customers were $2,099,277, of which $536,873 has been recognized as product revenues with the balance recorded as deferred revenue in the accompanying balance sheet. In addition, the related cost of the product shipped to wholesale customers that has not been recognized as revenue has been reflected as inventory subject to return (See Note 5).

  RESEARCH AND DEVELOPMENT

     Costs incurred in connection with research and development activities are expensed as incurred.

  SUPPLEMENTAL CASH FLOW INFORMATION

     For the years ended December 31, 2002, 2001 and 2000, the Company paid interest of $63,664, $103,883 and $48,592, respectively, and paid no income taxes. During the year ended December 31, 2002, the Company financed approximately $45,000 of equipment purchases through capital leases.

  STOCK-BASED COMPENSATION

     The Company accounts for stock option grants to employees in accordance with Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Under the Company's stock option plans, options are granted at the fair market value on the date of the grant, and therefore no compensation expense is recognized for stock options granted to employees. The Company uses fair value accounting for option grants to non-employees in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation" and Emerging Issues Task Force ("EITF") Issue 96-18, "Accounting For Equity Instruments That Are Issued To Other Than Employees For Acquiring or in Conjunction With Selling Goods or Services."

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company follows the disclosure provisions of SFAS No. 123. Had compensation cost for option grants to employees been recognized in the consolidated statements of operations under the fair value method as prescribed in SFAS No. 123, the Company's net loss would have increased to the following pro forma amounts:

                                                      YEAR ENDED DECEMBER 31,
                                             ------------------------------------------
                                                 2002           2001           2000
                                             ------------   ------------   ------------
Net loss:
  As reported..............................  $(17,871,222)  $(31,404,435)  $(26,916,808)
  Add:    Stock-based employee compensation
          included in net loss.............        14,980          1,248             --
  Deduct: Total stock-based employee
          compensation expense determined
          under fair-value based method for
          all awards.......................    (4,277,353)    (4,867,077)    (3,503,529)
                                             ------------   ------------   ------------
Pro forma..................................  $(22,133,595)  $(36,270,264)  $(30,420,337)
                                             ============   ============   ============
Basic and diluted net loss per Common
  Share:
  As reported..............................  $      (0.51)  $      (1.01)  $      (0.96)
                                             ============   ============   ============
  Pro forma................................  $      (0.64)  $      (1.17)  $      (1.09)
                                             ============   ============   ============

  DEFINED CONTRIBUTION PLAN

     The Company maintains a defined contribution plan under Section 401(k) of the Internal Revenue Code which allows for the deferral of up to 15% of eligible employee salaries. Employee contributions are made at the election of the participants on a semi-monthly basis. The Company does not make any contributions towards the plan.

  IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", if indicators of impairment exist, the Company assesses the recoverability of the affected long-lived assets, which include fixed assets and intangible assets, by determining whether the carrying value of such assets can be recovered through the sum of the undiscounted future operating cash flows and eventual disposition of the asset. If impairment is indicated, the Company measures the amount of such impairment by comparing the carrying value of the assets to the fair value of these assets, generally determined based on the present value of the expected future cash flows associated with the use of the asset. Management believes the future cash flows to be received from long-lived assets will exceed the assets' carrying value, and accordingly the Company has not recognized any impairment losses through December 31, 2002 (See Note 2).

  NET INTEREST INCOME (EXPENSE)

     For the years ended December 31, 2002, 2001 and 2000, the Company earned interest income of $364,501, $1,770,588 and $2,306,477, respectively. For the years ended December 31, 2002, 2001 and 2000, the Company incurred interest expense of $63,664, $103,883 and $48,592, respectively.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INCOME TAXES

     The Company accounts for income taxes under the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  BASIC AND DILUTED NET LOSS PER COMMON SHARE

     The Company presents basic and diluted net loss per Common share pursuant to SFAS No. 128, "Earnings per Share." SFAS No. 128 requires dual presentation of basic and diluted net loss per Common share. "Basic" net loss per Common share equals net loss divided by the weighted average Common shares outstanding during the period. "Diluted" net loss per Common share equals net loss divided by the sum of the weighted average Common shares outstanding during the period plus Common Stock equivalents. The Company's basic and diluted net loss per share amounts are the same since the assumed exercise of stock options and warrants are anti-dilutive due to the Company's losses (See Note 11).

  COMPREHENSIVE INCOME

     The Company follows the provisions of SFAS No. 130, "Reporting Comprehensive Income" which establishes standards for reporting and display of comprehensive income (loss) in a full set of general-purpose financial statements. Comprehensive income (loss) is defined as the total of net income
(loss) and all other non-owner changes in equity. For all years presented, the Company's comprehensive loss consists only of the Company's net loss.

  RECENTLY ISSUED ACCOUNTING STANDARDS

     In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires the Company to record the fair value of an asset retirement obligation as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development, and/or normal use of the assets. The Company also records a corresponding asset that is depreciated over the life of the asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation will be adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. The Company is required to adopt SFAS No. 143 on January 1, 2003. The adoption of SFAS No. 143 is not expected to have a material effect on the Company's financial statements.

     In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 amends existing guidance on reporting gains and losses on the extinguishment of debt to prohibit the classification of the gain or loss as extraordinary, as the use of such extinguishments have become part of the risk management strategy of many companies. SFAS No. 145 also amends SFAS No. 13 to require sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. The adoption of SFAS No. 145 is not expected to have a material effect on the Company's financial statements.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity." The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of SFAS No. 146 is not expected to have a material effect on the Company's financial statements.

     In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an interpretation of FASB Statements No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34." This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002 and are not expected to have a material effect on the Company's financial statements.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123." This Statement amends FASB 9 Statement No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements. Certain of the disclosure modifications are required for fiscal years ending after December 15, 2002 and are included in the notes to these consolidated financial statements.

     In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51". This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The application of this Interpretation is not expected to have a material effect on the Company's financial statements.

4.  TRANSACTION WITH TSENG:

     In June 1998, Cell Pathways, Inc., a Delaware corporation, and Tseng, a Utah corporation, entered into an agreement and plan of reorganization (the "Reorganization Agreement"). The Reorganization Agreement provided for (i) the formation of Cell Pathways Holding, Inc., a Delaware corporation ("CPHI"), (ii) the merger of Tseng Sub, Inc., a wholly-owned subsidiary of CPHI, with and into Tseng, (iii) the merger of CPI Sub, Inc., a wholly-owned subsidiary of CPHI, with and into Cell Pathways, Inc. and (iv) the issuance of approximately 23% of the then outstanding shares of the Common Stock of CPHI to the Tseng stockholders and approximately 77% of the then outstanding shares of the Common Stock of CPHI to the Cell Pathways, Inc. stockholders. In connection with this transaction, the Company raised net proceeds of approximately $26.4 million (See
Note 1). As a result of the aforementioned transactions, Tseng and Cell Pathways, Inc., subsequently renamed Cell Pathways Pharmaceuticals, Inc. ("CPP"), became wholly-owned subsidiaries of CPHI, subsequently renamed Cell Pathways, Inc. ("CPI"). The transaction closed November 3, 1998 and was accounted for as a reorganization of CPP into CPI with the sale of approximately 23% of CPI Common Stock in exchange for Tseng's net assets. The historical financial statements of the combined Company are the historical financial statements of CPP.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INVENTORY:

     Inventory, comprised solely of Gelclair(TM), consisted of the following as of December 31, 2002:


Finished goods on hand......................................   $1,632,149
Inventory subject to return.................................      508,466
                                                               ----------
                                                               $2,140,615
                                                               ==========

     Inventory subject to return represents the amount of Gelclair(TM) shipped to wholesale customers which has not been recognized as revenue (See Note 3).

6.  EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS:

     Equipment, furniture and leasehold improvements consisted of the following:

                                                                   DECEMBER 31,
                                                             -------------------------
                                                                2002          2001
                                                             -----------   -----------
Furniture and fixtures.....................................  $   336,645   $   331,316
Computer equipment and software............................      566,206       527,873
Laboratory equipment.......................................    1,555,084     1,379,704
Leasehold improvements.....................................      236,759       194,727
                                                             -----------   -----------
                                                               2,694,694     2,433,620
Less accumulated depreciation and amortization.............   (1,908,928)   (1,440,764)
                                                             -----------   -----------
                                                             $   785,766   $   992,856
                                                             ===========   ===========

     Depreciation expense was $483,677, $533,148 and $826,138 for 2002, 2001, and 2000 respectively.

7.  NOTES RECEIVABLE FROM OFFICERS:

     During the years ended December 31, 2002, 2001 and 2000, the Company made loans of $54,000, $256,000 and $632,954, respectively, to two of its officers that were outstanding as of December 31, 2002. The loans are evidenced by promissory notes which bear interest at a rate of 6% annually; principal and interest are repayable five years from date of issuance. The loans, including accrued interest, are secured by subordinate mortgages on real property and are reviewed periodically to assess their realizable value. During 2002, the Company recorded an allowance of $114,742 against one of the officer's loans. The officer loans and accrued interest of $110,760 as of December 31, 2002, are presented net of the allowance on the accompanying consolidated balance sheet.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8.  OTHER ACCRUED LIABILITIES:

     Other accrued liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2002         2001
                                                              ----------   ----------
Accrued research materials..................................  $       --   $  170,000
Accrued consultant fees.....................................     220,619      278,727
Accrued research expenses...................................   1,419,759      967,713
Accrued sales contract and taxes............................      59,954      399,095
Accrued insurance...........................................      80,000      365,444
Customer deposit............................................     350,000           --
Other.......................................................     952,663    1,091,335
                                                              ----------   ----------
                                                              $3,082,995   $3,272,314
                                                              ==========   ==========

9.  STOCKHOLDERS' EQUITY:

     In September 2002, the Company sold 4,036,001 shares of Common Stock in a registered direct offering at the price of $0.70 per share, resulting in net proceeds of approximately $2.6 million. In addition to a placement fee, the placement agent received warrants to purchase 80,720 shares of Common Stock at a price of $0.84. The warrants are exercisable until September 2008.

     In March 2002, the Company sold 2,390,107 shares of Common Stock in a private placement, mainly to institutional investors, at a price of $3.70 per share, resulting in net proceeds of approximately $8.0 million. With each four shares of Common Stock purchased, the Company issued a warrant to purchase one share of the Company's Common Stock at $4.74 per share. The warrants are exercisable until March 2006.

     In November 2000, the Company sold 3,200,000 shares of Common Stock in a private placement, mainly to institutional investors at a price of $7.375 per share, resulting in net proceeds of approximately $23,116,000. With each share of Common Stock purchased, the Company issued a warrant to purchase one and thirty five one-hundredths (1.35) shares of the Company's Common Stock at $12.00 per share. The warrants expired on June 30, 2002. The Company paid one of the placement agents a fee of $413,800 and another placement agent 73,750 warrants, which expired on June 30, 2002, to purchase shares of Common Stock at an exercise price of $12.00 per share, as a fee.

     In connection with the settlement of litigation, the Company issued 1.7 million shares of Common Stock in 2002 (Note 14).

10.  STOCKHOLDERS' RIGHTS PLAN:

     On December 3, 1998, the Company's Board of Directors authorized the adoption of a stockholders' rights plan. Under the plan, rights to purchase stock, at a rate of one right for each share of Common Stock held, were distributed to holders of record on December 15, 1998 and automatically attach to shares issued thereafter. Under the plan, the rights attach to the Common Stock and are not represented by separate rights certificates until, and generally become exercisable only after, a person or group (i) acquires 15% or more of the Company's outstanding Common Stock or (ii) commences a tender offer that would result in such a person or group owning 15% or more of the Company's Common Stock. When the rights first become exercisable, a holder will be entitled to buy from the Company a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company at a purchase price of $90. However, if any person acquires 15% or more of the Company's Common Stock other than pursuant to a qualified offer,

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

each right not owned by a 15% or more stockholder would become exercisable for Common Stock of the Company (or in certain circumstances, other consideration) having a market value equal to twice the exercise price of the right. The rights expire on December 14, 2008, except as otherwise provided in the plan. The stockholder rights plan was amended in February 2003 to make it inapplicable to OSI Pharmaceuticals in connection with the proposed merger.

11.  STOCK OPTIONS, WARRANTS AND PURCHASE PLAN:

  STOCK OPTIONS

     The Company's 1993 Stock Option Plan, which was amended in 1997 and renamed the 1997 Equity Incentive Plan (the "Plan") and subsequently amended in 2000, authorizes the Company to grant to eligible employees, directors and consultants Common Stock, stock appreciation rights, or options to purchase shares of Common Stock, not to exceed 5.6 million shares in the aggregate, including all grants since inception of the Plan in 1993. As of December 31, 2002, 1,884,256 shares of Common Stock remained eligible for future grants under the Plan. The Board of Directors sets the rate at which the options become exercisable and determines when the options expire, subject to the limitations described below. Options granted through June 1999 may, to the extent vested, be exercised up to ten years following the date of grant. Options granted after June 1999 may, to the extent vested, be exercised up to the earlier of ten years from the date of grant or 90 days after termination of services. All options held by persons continuing in the employ of the Company will generally become exercisable in the event the Company is sold or has other significant changes in ownership. Generally, options to employees vest ratably over a four-year or 50-month period. Options granted under the Plan through July 1997 may be immediately exercisable, but any unvested shares exercised are held by the Company and are subject to reacquisition by the Company should employment terminate prior to completion of applicable vesting periods.

     In October 1997, the Board of Directors adopted and the stockholders approved the 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), which was amended and approved by the Company's stockholders in May 2002. The Directors' Plan, as amended, increased the shares authorized to 903,925 shares of Common Stock, increased the automatic non-discretionary inaugural grant of options to new non-employee directors to 50,000 shares (the "Inaugural Grant"), increased the automatic non-discretionary anniversary grant of options to continuing non-employee directors to 10,000 shares (the "Anniversary Grant") and provided a one-time grant of options, vesting over three years, for 31,843 shares to each current non-employee director who continued in service beyond the 2002 annual stockholder meeting. The Company granted options to purchase 27,235 shares of Common Stock at the inception of the Directors' Plan in October 1997. Options subject to an Inaugural Grant under the Directors' Plan will vest in three equal, annual installments commencing on the first anniversary of the date of the grant of the option. Options subject to an Anniversary Grant under the Directors' Plan will vest in full on the first anniversary of the grant date of the option. In addition, certain grants made at the inception of the Directors' Plan vested on March 31, 1998. The vesting of all options under the Directors' Plan is conditioned on the continued service of the recipient as a director, employee or consultant of the Company or any affiliate of the Company. As of December 31, 2002, 514,985 shares of Common Stock remained eligible for future option grants under the Directors' Plan.

     Outstanding options held by directors, officers and employees of the Company that are unvested as of the date of stockholder approval of the acquisition of the Company by OSI Pharmaceuticals will become immediately vested and exercisable upon such stockholder approval. Options that are not exercised will terminate in accordance with the terms of the Company's option plans.

     The Company accounts for stock options granted to employees in accordance with the intrinsic value method provided for under APB Opinion No. 25. Under the Plan, options may be granted at the fair market

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value on the date of the grant and therefore no compensation expense is, or has been, recognized in respect of stock options awarded to employees. In accordance with the provisions of SFAS No. 123, the Company discloses fair value compensation cost in respect of employee stock options using the Black-Scholes option pricing model (See Note 3).

     The weighted average fair value of the stock options granted during 2002, 2001 and 2000 was $1.61, $5.02 and $10.01, respectively. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                             2002      2001      2000
                                                            -------   -------   -------
Risk-free interest rate...................................    2.93%     4.31%     5.22%
Expected dividend yield...................................       0%        0%        0%
Expected life.............................................  6 years   6 years   6 years
Expected volatility.......................................      75%       75%      195%

     Information relative to the Company's stock options under all plans is as follows:

                                                                  WEIGHTED
                                                                  AVERAGE
                                              EXERCISE PRICE   EXERCISE PRICE     PROCEEDS
                                   OPTIONS     (PER SHARE)      (PER SHARE)     UPON EXERCISE
                                  ---------   --------------   --------------   -------------
Balance as of December 31,
  1999..........................  1,893,667   $0.32 --  24.10      $ 6.03        $11,416,993
  Granted.......................  1,919,682   5.45 --  49.88        10.26         19,700,719
  Exercised.....................   (324,202)  0.32 --  24.10         6.24         (2,021,610)
  Forfeited.....................    (56,501)  4.13 --  25.94        10.54           (595,571)
                                  ---------   --------------                     -----------
Balance as of December 31,
  2000..........................  3,432,646   0.32 --  49.88         8.30         28,500,531
  Granted.......................    807,695   3.29 --   8.16         7.16          5,783,877
  Exercised.....................    (31,979)  0.32 --   4.75         3.34           (106,663)
  Forfeited.....................   (385,462)  0.32 --  36.25        10.65         (4,105,264)
                                  ---------   --------------                     -----------
Balance as of December 31,
  2001..........................  3,822,900   0.32 -- $49.88         7.87         30,072,481
  Granted.......................    588,582   0.46 --   6.91         2.41          1,419,270
  Exercised.....................         --               --           --                 --
  Forfeited.....................   (887,686)  0.99 --  38.38         7.19         (6,382,814)
                                  ---------   --------------                     -----------
Balance as of December 31,
  2002..........................  3,523,796   $0.32 -- $49.88      $ 7.13        $25,108,937
                                  =========   ==============                     ===========

     The weighted average remaining contractual life of all options outstanding at December 31, 2002 is 7.0 years.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes information about the Company's stock options outstanding and exercisable at December 31, 2002:

                              OPTIONS OUTSTANDING                     OPTIONS EXERCISABLE
                 ---------------------------------------------   -----------------------------
                    NUMBER OF        WEIGHTED       WEIGHTED                        WEIGHTED
                     OPTIONS          AVERAGE        AVERAGE         NUMBER          AVERAGE
   RANGE OF        OUTSTANDING       REMAINING      EXERCISE       EXERCISABLE      EXERCISE
   EXERCISE      AT DECEMBER 31,    CONTRACTUAL       PRICE      AT DECEMBER 31,      PRICE
    PRICES            2002         LIFE IN YEARS   (PER SHARE)        2002         (PER SHARE)
---------------  ---------------   -------------   -----------   ---------------   -----------
$ 0.32 -- $ 2.00..      499,707         7.8          $ 1.45           148,125        $ 0.69
  3.29 --   3.90..      299,454         4.3            3.71           294,404          3.71
  4.15 --   5.45..    1,053,288         7.6            5.35           608,713          5.31
  6.22 --   6.91..      638,853         5.6            6.57           593,973          6.59
  7.49 --   9.03..      602,472         8.2            7.68           234,854          7.90
  9.25 --  12.13..      243,261         7.0           11.87           183,911         11.85
 24.69 --  31.75..      133,261         6.8           25.96            95,181         25.43
$36.25 -- $49.88..       53,500         7.2           46.44            35,840         46.59
                    ---------                                       ---------
                    3,523,796                        $ 7.13         2,195,001        $ 7.50
                    =========                                       =========

     In accordance with the terms of the Plan, in December 2001 one of the Company's officers was granted 10,000 shares of restricted Common Stock. Under the terms of the restricted stock agreement, the shares of restricted Common Stock do not vest until the earlier of FDA approval of one of the Company's drug candidates or five years from the date of grant. The Company has recorded the fair value of the restricted Common Stock as deferred compensation in the stockholders' equity section of the consolidated balance sheet which is being amortized over the five year vesting period of the award. The Company recognized compensation expense of $14,980 and $1,248 in its consolidated statements of operations for the year ended December 31, 2002 and 2001, respectively, related to amortization of this restricted stock grant.

  EMPLOYEE STOCK PURCHASE PLAN

     In October 1997, the Board of Directors adopted and the stockholders approved the Employee Stock Purchase Plan (the "ESPP") covering an aggregate of 544,710 shares of Common Stock. Under the ESPP, the Board of Directors may authorize participation by eligible employees, including officers, in periodic offerings following the adoption of the ESPP. The offering period for any offering will be no longer than 27 months.

     Employees who participate in an offering can have up to 15% of their earnings withheld pursuant to the ESPP and applied, on specified dates determined by the Board of Directors, to the purchase of shares of Common Stock. The price of Common Stock purchased under the ESPP will be not less than 85% of the lower of the fair market value of the Common Stock on the commencement date of each offering period or the relevant purchase date. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. The ESPP will terminate at the Board of Directors' direction. As of December 31, 2002, the Company has issued 166,443 shares under the ESPP.

  WARRANTS

     In September 2002, the Company, in conjunction with a registered direct offering of Common Stock, issued warrants to purchase 80,720 shares of Common Stock at an exercise price of $0.84, which expire in September 2008. Also, in September 2002, the Company issued, pursuant to a consulting agreement, warrants

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

to purchase 100,000 shares of Common Stock at an exercise price of $1.00, which expire in September 2007. The estimated fair value of the warrant, estimated using the Black-Scholes option pricing model, of $68,619 was recorded as expense in the accompanying 2002 consolidated statement of operations. As of December 31, 2002, both of the warrants issued in September 2002 were still outstanding. In March 2002, in conjunction with the private placement of Common Stock, the Company issued warrants, expiring in March 2006, to purchase 597,529 shares of Common Stock at an exercise price of $4.74 per share. As of December 31, 2002, these warrants were still outstanding.

12.  DEBT:

     During 2000, the Company financed certain fixed asset purchases with a note payable of $800,000, secured by certain laboratory and office equipment. The note bears interest at 13.8% and is repayable in monthly payments of principal and interest of $26,959 over 36 months, through July 2003. As of December 31, 2002, remaining principal payments to be made in 2003 were $180,330.

13.  INCOME TAXES:

     As of December 31, 2002, the Company had approximately $83 million of net operating loss carryforwards ("NOLs") for income tax purposes available to offset future federal income tax, subject to limitations for alternative minimum tax. The NOLs are subject to examination by the tax authorities and expire between 2008 and 2020.

     Prior to its conversion into corporate form, the business had accumulated losses totaling approximately $3,900,000. For tax purposes these losses were distributed to the partners in accordance with the provisions of the partnership agreement of the Company's predecessor partnership. Thus, these losses, while included in the financial statements of the Company, are not available to offset future taxable income, if any, of the Company.

     The Tax Reform Act of 1986 contains provisions that may limit the NOLs available to be used in any given year upon the occurrence of certain events, including significant changes in ownership interest. A change in ownership of a company of greater than 50% within a three-year period results in an annual limitation on the Company's ability to utilize its NOLs from tax periods prior to the ownership change. The Company believes that the transaction with Tseng (See Note 3) triggered such limitation. In addition, the proposed acquisition of the Company by OSI Pharmaceuticals (see Note 1) would trigger an additional limitation. The annual limitation triggered by the proposed OSI Pharmaceuticals transaction could result in a significant portion of the Company's NOLs expiring.

     The components of the net deferred income tax asset were as follows:

                                                                  DECEMBER 31,
                                                           ---------------------------
                                                               2002           2001
                                                           ------------   ------------
Gross deferred tax asset:
Net operating loss carryforwards.........................  $ 32,167,000   $ 32,978,000
Capitalized research and development expenditures........     6,193,000      1,752,000
Capitalized start-up costs...............................    17,451,000     10,913,000
Litigation settlement and expense........................            --      2,665,000
Accruals not currently deductible........................       476,000        560,000
Other....................................................     3,433,000      2,961,000
                                                           ------------   ------------
                                                             59,720,000     51,829,000
Less valuation allowance.................................   (59,720,000)   (51,829,000)
                                                           ------------   ------------
                                                           $         --   $         --
                                                           ============   ============

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has not yet achieved profitable operations. Accordingly, management believes the deferred tax assets as of December 31, 2002 do not satisfy the realization criteria set forth in SFAS No. 109 and, therefore, the Company has recorded a full valuation allowance for the entire net tax asset.

14.  COMMITMENTS AND CONTINGENCIES:

  LEASES

     In June 1998, the Company entered into a ten-year lease for office and laboratory space in Horsham, Pennsylvania. This lease contains two five-year renewal terms.

     In May 2001, the Company also entered into a 36-month capital lease agreement to lease equipment to be used in the research and development activities of the Company. The equipment acquired under the lease at a cost of $125,681, less accumulated amortization of $66,332, is included in equipment in the accompanying consolidated balance sheets as of December 31, 2002. The interest rate on this capital lease is 8.2%.

     In January 2002, the Company entered into a 36-month capital lease agreement to lease equipment to be used in the research and development activities of the Company. The equipment acquired under the lease at a cost of $45,201, less accumulated amortization of $6,782, is included in equipment in the accompanying consolidated balance sheets as of December 31, 2002. The interest rate on this capital lease is 11.0%.

     Aggregate minimum annual payments under the Company's lease commitments are as follows as of December 31, 2002:

                                                              CAPITAL   OPERATING
                                                              LEASES      LEASES
                                                              -------   ----------
2003........................................................  $63,385   $  972,000
2004........................................................   34,418      978,000
2005........................................................    3,997      995,100
2006........................................................       --    1,022,400
2007........................................................       --    1,053,000
Thereafter..................................................       --      534,300
                                                              -------   ----------
Total minimum lease payments................................  101,800   $5,554,800
                                                                        ==========
Less: Interest..............................................   (8,046)
                                                              -------
Present value of net minimum lease payments.................  $93,754
                                                              =======

     Rental expense under the operating leases and other month-to-month leases entered into by the Company totaled $975,270, $1,051,191 and $1,118,166 for the years ended December 31, 2002, 2001 and 2000, respectively.

  CONTRACTS

     In January 2002, the Company entered into a ten-year exclusive distribution agreement with Sinclair to promote and distribute Gelclair(TM) in North America. In June 2002, the Company began to promote Gelclair(TM) in the U.S. oncology market. Under the Gelclair(TM) Agreement, the Company paid Sinclair $1 million for the exclusive right to market and distribute Gelclair(TM) in North America, which amount has been capitalized and is being amortized over the ten-year term of the Gelclair(TM) Agreement. The Company is committed to additional inventory purchases of $4.7 million and $5.0 million in 2003 and 2004, respectively, and annual marketing expenditures of $750,000, $500,000 and $250,000 for 2003 through 2006, 2007 through 2008 and 2009 through 2011, respectively. In addition, the Company is obligated to spend $1.3 million annually for

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

direct sales force efforts. As described below, the Company has agreements with Celgene and Butler that satisfy this obligation through 2006. The Company could be responsible for milestone payments totaling $3 million related to the achievement of certain sales, patent and clinical trial milestones. The Company purchases Gelclair(TM) from Sinclair and resells to wholesale customers in the United States.

     In August 2002, the Company entered into a four-year marketing agreement with Butler to market, and to a limited extent, distribute Gelclair(TM). Butler will receive a marketing fee based on the amount of product sold in the dental market.

     In October 2002, the Company entered into a three-year agreement with Celgene for the promotion of Gelclair(TM) in the U.S. oncology market. The Company is committed to annual marketing expenditures of $1 million, $2 million and $2 million for 2003, 2004 and 2005, respectively. These marketing expenditures satisfy the Company's marketing obligations under the Gelclair(TM) Agreement described above. Celgene will receive a marketing fee based on a fixed percent of net sales of Gelclair(TM) in the oncology market.

     The Company contracts with a number of university-based researchers and commercial vendors who provide various research, clinical and product development activities. Such arrangements are generally cancelable at any time.

     In March 2001, the Company entered into a clinical research agreement with a clinical research organization ("CRO") in which the Company may be responsible, from time to time, to make milestone payments to the CRO based on the achievement of pre-agreed recruitment goals. The Company records the expense of such milestone payments on the date that the milestone objective is achieved.

  PROPOSED MERGER WITH OSI PHARMACEUTICALS

     If the Company's Board of Directors withdraws, modifies or changes its recommendation to the Company's stockholders to approve the proposed merger, the Company will owe a termination fee of $1,250,000 to OSI Pharmaceuticals.

  LITIGATION

     In March, April and May of 2001, eleven stockholder class actions were filed in the United States District Court for the Eastern District of Pennsylvania against the Company and certain of its officers and directors seeking unspecified damages. The lawsuits alleged that the Company and its officers made false and misleading statements about the Company's drug candidate, Aptosyn(R), which caused artificial inflation of the Company's stock price during the class period of October 27, 1999 to September 22, 2000, when the Company announced that the FDA had informed the Company that it would be receiving a "not approvable" letter for its new drug application for Aptosyn(R). In February 2002, a stipulation of settlement was agreed to. Pursuant to this stipulation of settlement, and following a preliminary order by the court, the Company's insurance carrier paid $2.0 million into escrow and the Company issued
1.7 million shares into escrow. On September 23, 2002, following a hearing, the Court entered a final order approving the settlement and dismissing the action at which time the $2.0 million and 1.7 million shares were released from escrow. The time to appeal therefrom has expired. As of December 31, 2001, the Company recorded the fair value of the 1.7 million shares of Common Stock of $7,837,000, as an increase to additional paid-in capital and recorded a charge to litigation settlement expense for the then fair value of the Common Stock. For the year ended December 31, 2002, the fair value of the 1.7 million shares was adjusted to $1,088,000 based on the final fair value of the shares as of September 23, 2002, which resulted in a $6,749,000 reduction to the litigation settlement expense and a decrease to additional paid-in capital during the year ended December 31, 2002.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED):

     Summarized quarterly financial data for the years ended December 31, 2002 and 2001 is as follows:

                                                            2002
                                   ------------------------------------------------------
                                    MARCH 31       JUNE 30     SEPTEMBER 30   DECEMBER 31
                                   -----------   -----------   ------------   -----------
REVENUES:
Product sales....................  $        --   $        --   $    88,267    $   448,606
Marketing services...............           --       303,578       307,686             --
                                   -----------   -----------   -----------    -----------
                                            --       303,578       395,953        448,606
                                   -----------   -----------   -----------    -----------
EXPENSES:
Cost of products sold............           --            --        28,542        191,164
Research and development.........    4,311,246     4,116,395     4,659,505      4,057,963
Selling, general and
  administrative.................    2,259,476     2,513,794     1,957,829      1,973,282
Litigation settlement and
  expense(1).....................     (850,000)   (4,437,000)   (1,462,000)            --
                                   -----------   -----------   -----------    -----------
                                     5,720,722     2,193,189     5,183,876      6,222,409
                                   -----------   -----------   -----------    -----------
  Operating loss.................   (5,720,722)   (1,889,611)   (4,787,923)    (5,773,803)
Interest income, net.............       88,821       101,928        64,696         45,392
                                   -----------   -----------   -----------    -----------
Net loss.........................  $(5,631,901)  $(1,787,683)  $(4,723,227)   $(5,728,411)
                                   ===========   ===========   ===========    ===========
Basic and diluted net loss per
  Common share...................  $     (0.18)  $     (0.05)  $     (0.14)   $     (0.15)
                                   ===========   ===========   ===========    ===========

                                                           2001
                                  -------------------------------------------------------
                                   MARCH 31       JUNE 30     SEPTEMBER 30   DECEMBER 31
                                  -----------   -----------   ------------   ------------
REVENUES:
Marketing services..............  $   316,973   $        --   $   306,808    $    318,450
                                  -----------   -----------   -----------    ------------
EXPENSES:
Research and development........    3,782,214     3,415,882     5,210,684       5,356,463
Selling, general and
  administrative................    1,942,632     1,920,761     1,723,016       2,169,719
Litigation settlement and
  expense(1)....................           --            --            --       8,492,000
                                  -----------   -----------   -----------    ------------
                                    5,724,846     5,336,643     6,933,700      16,018,182
                                  -----------   -----------   -----------    ------------
  Operating loss................   (5,407,873)   (5,336,643)   (6,626,892)    (15,699,732)
Interest income, net............      641,006       459,129       378,021         188,549
                                  -----------   -----------   -----------    ------------
Net loss........................  $(4,766,867)  $(4,877,514)  $(6,248,871)   $(15,511,183)
                                  ===========   ===========   ===========    ============
Basic and diluted net loss per
  Common share..................  $     (0.15)  $     (0.16)  $     (0.20)   $      (0.50)
                                  ===========   ===========   ===========    ============

(1) See Note 14.

                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                           OSI PHARMACEUTICALS, INC.

                             CP MERGER CORPORATION

                                      AND

                              CELL PATHWAYS, INC.

                          DATED AS OF FEBRUARY 7, 2003

                               TABLE OF CONTENTS

                              ARTICLE I DEFINITIONS
Section 1.01.  Definitions.................................................     1

                              ARTICLE II THE MERGER
Section 2.01.  The Merger..................................................     5
Section 2.02.  Effective Time; Closing.....................................     5
Section 2.03.  Effect of the Merger........................................     5
Section 2.04.  Certificate of Incorporation; By-laws.......................     6
Section 2.05.  Directors and Officers......................................     6
Section 2.06.  Conversion of Securities....................................     6
               Employee Stock Options, Employee Stock Purchase Plan and
Section 2.07.  Company Warrants............................................     6
Section 2.08.  Exchange of Certificates....................................     7
Section 2.09.  Appraisal Rights............................................     9
Section 2.10.  Stock Transfer Books........................................     9
Section 2.11.  Adjustments.................................................     9

            ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Section 3.01.  Organization and Qualification; Subsidiaries................     9
Section 3.02.  Certificate of Incorporation and By-laws....................    10
Section 3.03.  Capitalization..............................................    10
Section 3.04.  Authority Relative to This Agreement........................    10
Section 3.05.  No Conflict; Required Filings and Consents..................    11
Section 3.06.  Permits; Compliance.........................................    11
Section 3.07.  SEC Filings; Financial Statements...........................    11
Section 3.08.  Absence of Certain Changes or Events........................    12
Section 3.09.  Absence of Litigation.......................................    13
Section 3.10.  Employee Benefit Plans......................................    13
Section 3.11.  Labor and Employment Matters................................    14
Section 3.12.  Property and Leases.........................................    15
Section 3.13.  Intellectual Property.......................................    15
Section 3.14.  Taxes.......................................................    17
Section 3.15.  Environmental Matters.......................................    18
Section 3.16.  Material Contracts..........................................    18
Section 3.17.  Insurance...................................................    19
Section 3.18.  Brokers.....................................................    19
Section 3.19.  Takeover Laws...............................................    19
Section 3.20.  Amendment to Rights Agreement...............................    19
Section 3.21.  Certain Business Practices..................................    19
Section 3.22.  [RESERVED...................................................    19
Section 3.23.  Vote Required...............................................    19
Section 3.24.  Opinion of Financial Advisors...............................    19
Section 3.25.  Regulatory Issues...........................................    20
Section 3.26.  Full Disclosure.............................................    20
Section 3.27.  Corporate Governance Compliance.............................    20
Section 3.28.  Related Party Transactions..................................    21

       ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Section 4.01.  Corporate Organization......................................    21
Section 4.02.  Certificate of Incorporation and By-laws....................    21
Section 4.03.  Capitalization..............................................    21
Section 4.04.  Authority Relative to This Agreement........................    21
Section 4.05.  No Conflict; Required Filings and Consents..................    22
Section 4.06.  SEC Filings; Financial Statements...........................    22
Section 4.07.  Absence of Certain Changes or Events........................    23
Section 4.08.  Absence of Litigation.......................................    23
Section 4.09.  Property and Leases.........................................    23
Section 4.10.  Taxes.......................................................    23
Section 4.11.  Brokers.....................................................    24
Section 4.12.  Certain Business Practices..................................    24
Section 4.13.  Full Disclosure.............................................    24
Section 4.14.  Corporate Governance Compliance.............................    24
Section 4.15.  Related Party Transactions..................................    24

                ARTICLE V CONDUCT OF BUSINESS PENDING THE MERGER
Section 5.01.  Conduct of Business by the Company Pending the Merger.......    24
Section 5.02.  Fees and Expenses...........................................    25
Section 5.03.  Conduct of Business by Parent Pending the Merger............    26

                        ARTICLE VI ADDITIONAL AGREEMENTS
Section 6.01.  Registration Statement; Proxy Statement.....................    26
Section 6.02.  Stockholders' Meeting.......................................    27
Section 6.03.  Appropriate Action; Consents; Filings.......................    27
Section 6.04.  Access to Information; Confidentiality......................    28
Section 6.05.  No Solicitation of Transactions.............................    28
Section 6.06.  Directors' and Officers' Indemnification and Insurance......    30
Section 6.07.  Notification of Certain Matters.............................    30
Section 6.08.  Public Announcements........................................    30
Section 6.09.  Tax Opinion Matters.........................................    31
Section 6.10.  Affiliates..................................................    31
Section 6.11.  Tax-free Reorganization.....................................    31
Section 6.12.  Comparability of Employee Benefits..........................    31
Section 6.13.  Further Assurances..........................................    32
Section 6.14.  HSR Act.....................................................    32

                      ARTICLE VII CONDITIONS TO THE MERGER
Section 7.01.  Conditions to the Merger....................................    32
Section 7.02.  Conditions to the Obligations of Parent and Merger Sub......    32
Section 7.03.  Conditions to the Obligations of the Company................    33

                 ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER
Section 8.01.  Termination.................................................    34
Section 8.02.  Effect of Termination.......................................    35
Section 8.03.  Fees and Expenses...........................................    35

Section 8.04.  Amendment...................................................    35
Section 8.05.  Waiver......................................................    35

                          ARTICLE IX GENERAL PROVISIONS
Section 9.01.  Nonsurvival of Representations and Warranties...............    36
Section 9.02.  Notices.....................................................    36
Section 9.03.  Severability................................................    36
Section 9.04.  Entire Agreement; Assignment................................    36
Section 9.05.  Parties in Interest.........................................    37
Section 9.06.  Specific Performance........................................    37
Section 9.07.  Governing Law...............................................    37
Section 9.08.  Waiver of Jury Trial........................................    37
Section 9.09.  Headings....................................................    37
Section 9.10.  Counterparts................................................    37

     AGREEMENT AND PLAN OF MERGER, dated as of February 7, 2003 (this "Agreement"), among OSI Pharmaceuticals, Inc., a Delaware corporation ("Parent"), CP Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Cell Pathways, Inc., a Delaware corporation (the "Company").
                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to cause Merger Sub, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware ("Delaware Law"), to merge with and into the Company (the "Merger");

     WHEREAS, the Board of Directors of the Company (the "Board") has (i) determined that the Merger is fair to the holders of Shares (as defined in Section 2.06(a)) and is in the best interests of such stockholders and (ii) approved this Agreement and the transactions contemplated hereby and unanimously has recommended that the stockholders of the Company adopt this Agreement;

     WHEREAS, the Board of Directors of Parent has determined that the Merger is in the best interests of Parent and its stockholders and has approved and, as sole stockholder of Merger Sub, has adopted this Agreement and the transactions contemplated hereby; and

     WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Definitions.  (a) For purposes of this Agreement:

          "Acquisition Proposal" means (i) any bona fide written proposal or offer from any person relating to any direct or indirect acquisition of (A) all or at least 20% of the consolidated assets of the Company and its Subsidiaries or (B) any equity securities of the Company or of its Subsidiaries (except in respect of the issuance of equity securities by the Company related to the exercise or conversion of options or warrants outstanding as of the date hereof); (ii) any tender offer or exchange offer, as defined pursuant to the Exchange Act, for any class of equity securities of the Company; (iii) any merger, consolidation, business combination, sale of all or at least 20% of the consolidated assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or its Subsidiaries, other than the Merger; or (iv) any other transaction the consummation of which would impede, interfere with, prevent or materially delay the Merger or would materially dilute the benefits to Parent of the Transactions contemplated hereby. An Acquisition Proposal includes a Superior Proposal.

          "affiliate" of a specified person means a person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.

          "beneficial owner", with respect to any Shares, means a person who shall be deemed to be the beneficial owner of such Shares (i) which such person or any of its affiliates or associates (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) beneficially owns, directly or indirectly, (ii) which such person or any of its affiliates or associates has, directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or subject to the passage of time or other conditions), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding or (iii) which are beneficially owned, directly or indirectly, by any other persons with whom such person or any of its affiliates or associates or person with whom such person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Shares.

          "business day" shall have the meaning set forth in Rule 14d-1(g)(3) under the Exchange Act.

          "Company Disclosure Schedule" means the Disclosure Schedule referred to herein and delivered by the Company to Parent and Merger Sub on the date hereof.

          "Company Material Adverse Effect" means any event, circumstance, change or effect that is materially adverse to the business, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that a Material Adverse Effect shall not include (A) any events, circumstances, changes and effects that are generally applicable to (i) the pharmaceutical industry, or (ii) the United States economy including, but not limited to, any acts of terrorism or any outbreak of hostilities or war, provided that the Company and its Subsidiaries are not disproportionately affected thereby, (B) any change, effect or circumstance resulting from the transactions contemplated hereby or the announcement hereof, (C) any change in the trading price or trading volume of the Company's Common Stock (unless the event underlying such change in price or volume would otherwise constitute a Company Material Adverse Effect), (D) the delisting of the Company's Common Stock from the Nasdaq National Market or (E) any decline in the Company's cash position in the ordinary course of business.

          "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

          "Environmental Laws" means any United States federal, state, local or non-United States laws or regulations in effect as of the date hereof relating to (i) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances; (ii) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (iii) pollution or protection of the environment, health or natural resources.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company or its Subsidiaries and which, together with the Company or its Subsidiaries, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Governmental Authority" means any: (i) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (iv) multinational organization or body; or (v) individual, entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

          "Group" means, individually and collectively, (i) the Company, or (ii) its Subsidiaries.

          "Hazardous Substances" means (i) those substances defined in or regulated as hazardous or toxic substances, materials or wastes under any applicable Environmental Law; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls, asbestos and radon; and (v) any other contaminant.

          "IRS" means the United States Internal Revenue Service.

          "knowledge of the Company" means the actual knowledge of each of the individuals set forth in Section 1.01 of the Company Disclosure Schedule.

          "Parent Common Stock" means the common stock, $0.01 par value per share, of Parent.

          "Parent Material Adverse Effect" means any event, circumstance, change or effect that is materially adverse to the business, condition (financial or otherwise), or results of operations of the Parent and its Subsidiaries, taken as a whole; provided, however, that a Material Adverse Effect shall not include (A) any events, circumstances, changes and effects that are generally applicable to (i) the pharmaceutical industry, or (ii) the United States economy including, but not limited to, any acts of terrorism or any outbreak of hostilities or war, provided that Parent and its Subsidiaries are not disproportionately affected thereby, (B) any change, effect or circumstance resulting from the transactions contemplated hereby or the announcement hereof, (C) any change in the trading price or trading volume of Parent's Common Stock (unless the event underlying such change in price or volume would otherwise constitute a Parent Material Adverse Effect), (D) the delisting of Parent's Common Stock from the Nasdaq National Market or
     (E) any decline in Parent's cash position in the ordinary course of business.

          "person" means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

          "Parent Disclosure Schedule" means the Disclosure Schedule referred to herein and delivered by Parent to the Company on the date hereof.

          "SEC" means the United States Securities and Exchange Commission.

          "SEC Reports" means (i) the Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 1999, 2000, 2001, respectively, (ii) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2002, (iii) the Company's proxy statement relating to the Company's 2002 annual meeting of stockholders, and (iv) all other forms, reports and other registration statements filed by the Company with the SEC since January 1, 2002.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subsidiary" or "Subsidiaries" of the Company, the Surviving Corporation, Parent or any other person means an affiliate controlled by such person, directly or indirectly, through one or more intermediaries.

          "Tax" or "Taxes" means (i) means all taxes, however, denominated, including any interest, penalties or other additions to tax that may become payable in respect thereof, imposed by any federal, territorial, state or local government or any agency or political subdivision of any such government, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal income taxes and state income taxes), payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, Pension Benefit Guaranty Corporation premiums and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which are required to be paid, withheld or collected, (ii) any liability for payment of amounts described in clause
     (i) whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period, or otherwise through operation of law, and (iii) any liability for the payment of amounts described in clauses (i) or (ii) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other person.

          "Tax Returns" means all reports, estimates, declarations of estimated Tax, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

          "Treasury Regulations" means the temporary and final regulations issued by the U.S. Treasury Department under the Code.

     (b) The following terms have the meaning set forth in the Sections set forth below:

DEFINED TERM                                                LOCATION OF DEFINITION
------------                                                ----------------------
Action....................................................  3.09
Affiliate Agreement.......................................  6.10
Agreement.................................................  Preamble
Assumed Employees.........................................  6.12
Assumed Option............................................  2.07(a)
Blue Sky Laws.............................................  3.05(b)
Board.....................................................  Recitals
Certificate of Merger.....................................  2.02
Certificates..............................................  2.08(b)
clinical data developed by or on behalf of the Company....  3.13(a)
Closing Date..............................................  2.02
Code......................................................  Recitals
Company...................................................  Preamble
Company Common Stock......................................  2.06(a)
Company Data Base and Data Collections....................  3.13(a)
Company Financial Advisor.................................  3.24
Company Preferred Stock...................................  3.03
Company Registered Intellectual Property..................  3.13(b)
Company Required Approvals................................  3.05(b)
Company Stock Option Plans................................  2.07(a)
Confidentiality Agreements................................  6.04(b)
Contingent Value Right....................................  2.06(a)
Delaware Law..............................................  Recitals
Effective Time............................................  2.02
Environmental Permits.....................................  3.15
ERISA.....................................................  3.10(a)
ESPP......................................................  2.07(d)
Exchange Agent............................................  2.08(a)
Exchange Fund.............................................  2.08(a)
Exchange Ratio............................................  2.06(a)
GAAP......................................................  3.07(b)
Indemnified Parties.......................................  6.06(b)
Intellectual Property.....................................  3.13(a)
Investigator-Initiated Clinical Study Data................  3.13(a)
Law.......................................................  3.05(a)
Material Contracts........................................  3.16(a)
Merger....................................................  Recitals
Merger Consideration......................................  2.06(a)
Merger Sub................................................  Preamble
Multiemployer Plan........................................  3.10(b)
Multiple Employer Plan....................................  3.10(b)
Parent....................................................  Preamble

DEFINED TERM                                                LOCATION OF DEFINITION
------------                                                ----------------------
Parent SEC Reports........................................  4.06(a)
Permits...................................................  3.06
Plans.....................................................  3.10(a)
Proprietary Information...................................  6.04(b)
Proxy Statement...........................................  6.01(a)
Registered Intellectual Property..........................  3.13(a)
Registration Statement....................................  6.01(a)
Restraints................................................  7.01(b)
Revised Offer.............................................  6.05(f)
Rights....................................................  3.03
Rights Agreement..........................................  3.03
Series A Exchangeable Preferred Stock.....................  4.03
Series A Preferred Stock..................................  4.03
Shares....................................................  2.06(a)
Stockholders' Meeting.....................................  6.02
Subsidiary................................................  3.01(a)
Superior Proposal.........................................  6.05(a)
Surviving Corporation.....................................  2.01
Terminating Company Breach................................  8.01(g)
Terminating Parent Breach.................................  8.01(f)
Termination Fee...........................................  8.03(a)
2002 Balance Sheet........................................  3.07(c)

                                   ARTICLE II

                                   THE MERGER

     SECTION 2.01. The Merger. Upon the terms and subject to the conditions set forth in Article VII, and in accordance with Delaware Law, at the Effective Time (as hereinafter defined) Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

     SECTION 2.02. Effective Time; Closing. As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in
Article VII, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware, in such form as is required by, and executed in accordance with, the relevant provisions of Delaware Law (the date and time of such filing being the "Effective Time"). On a date prior to such filing (the "Closing Date"), a closing shall be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo PC, The Chrysler Center, 666 Third Avenue, New York, New York 10017, or such other place as the parties shall agree, for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions set forth in Article VII.

     SECTION 2.03. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

     SECTION 2.04.  Certificate of Incorporation; By-laws.

     (a) At the Effective Time, the certificate of incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be amended so as to contain the provisions, and only the provisions, contained immediately prior thereto in the certificate of incorporation of Merger Sub.

     (b) Unless otherwise determined by Parent prior to the Effective Time, the by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended as provided by law, the certificate of incorporation of the Surviving Corporation and such by-laws.

     SECTION 2.05. Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and by-laws of the Surviving Corporation, and the officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or approval. The Company shall cause the officers and directors of the Company to submit their resignations to the Surviving Corporation effective as of the Effective Time.

     SECTION 2.06. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

          (a) Each share of common stock, par value $0.01 per share, of the Company ("Company Common Stock"; all issued and outstanding shares of Company Common Stock being hereinafter collectively referred to as the "Shares") issued and outstanding immediately prior to the Effective Time (except as otherwise provided in Section 2.06(b) or Section 2.09) and all rights in respect thereof shall be converted automatically, subject to
     Section 2.08(e), into the right to receive .0567 of a share of Parent Common Stock (such number, the "Exchange Ratio") and a 5-year contingent value right, substantially in the form of Exhibit A hereto, to receive .0400 shares of Parent Common Stock (the "Contingent Value Right"). The shares of Parent Common Stock (together with the cash in lieu of fractional shares of Parent Common Stock as specified below) and the Contingent Value Rights to be received pursuant hereto are the "Merger Consideration".

          (b) Each Share held in the treasury of the Company and each Share owned by Merger Sub, Parent or any direct or indirect wholly owned subsidiary of Parent or of the Company immediately prior to the Effective Time shall be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto; and

          (c) Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

     SECTION 2.07. Employee Stock Options, Employee Stock Purchase Plan and Company Warrants.

     (a) At the Effective Time, each outstanding option to purchase Shares under the stock option plans listed in Section 3.10(a) of the Company Disclosure Schedule (the "Company Stock Option Plans") that is not exercised on or prior to the Closing Date, will terminate in accordance with the terms of such plan and the agreements entered into under such plan. Prior to the Closing Date, the Company shall take any corporate action necessary to effectuate the foregoing and the Company shall give any required notice to participants in the Company Stock Option Plans of the cancellation of the plan, and each participant shall have the right to exercise his or her outstanding option(s) under the plan in full.

     (b) Effective as of the Effective Time, the Company shall take all necessary action, including obtaining the consent of the individual option holders, if necessary, to take the actions described in Section 2.07(a).

     (c) The Company shall take all action reasonably necessary to approve the disposition of the Company Stock Options in connection with the transactions contemplated by this Agreement so as to exempt such dispositions under Rule 16b-3 of the Exchange Act.

     (d) Each outstanding option to purchase Shares under the Company's Employee Stock Purchase Plan (the "ESPP") shall be treated in accordance with the provisions of the ESPP (including Section 12(B)(iii) thereof). Prior to the Closing Date, the Company shall give any required notice to participants in the ESPP of the cancellation of the ESPP, and each participant shall have the right to exercise his or her outstanding option under the ESPP in full based on accumulated payroll deductions then credited to his or her account. Thereafter, no new payroll contributions shall be accepted by, or made to, the ESPP, any cash remaining in participants' accounts will be distributed to participants, and the ESPP shall be terminated.

     (e) At the Effective Time, each outstanding warrant to purchase Shares listed in Section 3.03 of the Company Disclosure Schedule that is not exercised on or prior to the Closing Date, will be assumed by Parent (and, such warrants will continue on the same terms and conditions as contained in the warrants), such that upon exercise of such assumed warrants each warrant holder will receive that number of shares of Parent Common Stock equal to the Exchange Ratio multiplied by the number of Shares subject to such warrant and a Contingent Value Right to purchase the number of shares of Parent Common Stock that such holder would have received in connection with the Merger had such holder exercised such warrant. The exercise price of such warrants shall be the exercise price stated in the applicable warrant divided by the Exchange Ratio. Parent will reserve a sufficient number of shares of Parent Common Stock for issuance upon the exercise of such warrants.

     SECTION 2.08.  Exchange of Certificates.

     (a) Exchange Agent. As of the Effective Time, Parent shall deposit, or shall cause to be deposited, with a bank or trust company as may be designated by Parent (the "Exchange Agent"), for the benefit of the holders of Shares, for exchange in accordance with this Article II through the Exchange Agent, the Merger Consideration (such cash and certificates for shares of Parent Common Stock, together with any dividends or distributions with respect thereto, and the Contingent Value Rights being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration out of the Exchange Fund. Except as contemplated by
Section 2.08(f), the Exchange Fund shall not be used for any other purpose.

     (b) Exchange Procedures. As promptly as practicable after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates") (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent, and shall be in customary form) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock and Contingent Value Rights. Upon surrender to the Exchange Agent of a Certificate for cancellation, together with such letter of transmittal, duly executed, and such other documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock which such holder has the right to receive in respect of the Shares formerly represented by such Certificate (after taking into account all Shares then held by such holder), cash in lieu of fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 2.08(e), any dividends or other distributions to which such holder is entitled pursuant to Section 2.08(c) and the Contingent Value Right which such holder has the right to receive in respect of the Shares formerly represented by such Certificate, and the Certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, a certificate representing that number of whole shares of Parent Common Stock, cash in lieu of any fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 3.08(e), any dividends or other distributions which such holder is entitled pursuant to Section 3.08(c) and the Contingent Value Rights to which such holder is entitled may be issued/distributed to a transferee if the Certificate representing such Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.08, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender a certificate representing that number of whole shares of Parent Common Stock, cash in lieu of any fractional shares of

Parent Common Stock to which such holder is entitled pursuant to Section 2.02(e), any dividends or other distributions to which such holder is entitled pursuant to Section 2.08(c) and the Contingent Value Rights to which such holder is entitled.

     (c) Distributions with Respect to Unexchanged Shares of Parent Common Stock. No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.08(e), until the holder of such Certificate shall surrender such Certificate. Subject to the effect of escheat, Tax or other applicable Laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) promptly, the amount of any cash payable with respect to a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 2.08(e) and the amount of dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such whole shares of Parent Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such whole shares of Parent Common Stock.

     (d) No Further Rights in Company Common Stock. All shares of Parent Common Stock issued upon conversion of the Shares (including any cash paid pursuant to Section 2.08(c) or (e)) and all Contingent Value Rights issued upon conversion of the Shares, each in accordance with the terms hereof, shall be deemed to have been issued in full satisfaction of all rights pertaining to such Shares.

     (e) No Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of Parent. Each holder of a fractional share interest shall be paid an amount in cash equal to the product obtained by multiplying (i) such fractional share interest to which such holder (after taking into account all fractional share interests then held by such holder) would otherwise be entitled by (ii) $15.00. From time to time after the Effective Time, as promptly as practicable after the determination of the amount of cash, if any, to be paid to any holders of fractional share interests who have surrendered their Certificates to the Exchange Agent, the Exchange Agent shall so notify Parent, and Parent shall deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holder of fractional share interests subject to and in accordance with the terms of Sections 2.08(b) and (c).

     (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of Company Common Stock for six (6) months after the Effective Time shall be delivered to Parent, upon demand, and any holders of Company Common Stock who have not theretofore complied with this
Article II shall thereafter look only to Parent for the shares of Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock to which they are entitled pursuant to Section 2.08(e), any dividends or other distributions with respect to Parent Common Stock to which they are entitled pursuant to Section 2.08(c) and the Contingent Value Rights to which such holders are entitled. Any portion of the Exchange Fund remaining unclaimed by holders of Shares as of a date which is immediately prior to the date that such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable Law, become the property of Parent free and clear of any claims or interest of any person previously entitled thereto.

     (g) No Liability. Neither Parent nor the Company shall be liable to any holder of Shares for any such Shares (or dividends or distributions with respect hereto), or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law.

     (h) Withholding Rights. Each of Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld by the

Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

     SECTION 2.09. Appraisal Rights. To the extent holders of Shares exercise appraisal rights pursuant to applicable provisions of Delaware Law, the Shares of such holder shall not be converted into the right to receive the Per Share Merger Consideration, but the Per Share Merger Consideration shall be held by Parent subject to the provisions of Delaware Law. If any such holder fails to protect or withdraws or loses its appraisal rights, such Shares shall then be treated as if they had been converted as of the Effective Time into a right to receive the Per Share Merger Consideration.

     SECTION 2.10. Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such Shares except as otherwise provided herein or by any Laws. On or after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into shares of Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 2.08(e), any dividends or other distributions to which the holders thereof are entitled pursuant to Section 2.08(c) and the Contingent Value Right to which such holders are entitled.

     SECTION 2.11. Adjustments. If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of Parent shall occur, including by reason of any reclassification, recapitalization, stock, split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the number of shares of Parent Common Stock and the Contingent Value Rights constituting all or part of the Exchange Fund shall be appropriately adjusted; provided, however, that no adjustment shall be made in the event of an issuance of any shares of Parent Common Stock to directors or employees of Parent in the ordinary course under any Parent stock option or stock purchase plan.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Merger Sub that the statements contained in this Article III are true and correct, except as set forth in (i) the Company Disclosure Schedule or (ii) the SEC Reports filed by the Company since January 1, 2002. The Company Disclosure Schedule shall be arranged in paragraphs corresponding to numbered and lettered sections contained in this Article III, and the disclosures in any paragraph of the Company Disclosure Schedule shall qualify other sections in this Article III to the extent it is reasonably and readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections. Neither the Company nor its Subsidiaries or Affiliates have made or shall be deemed to have made any representation or warranty to Parent or Merger Sub other than as set forth in this Article III and the Company Disclosure Schedule.

     SECTION 3.01.  Organization and Qualification; Subsidiaries.

     (a) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company and its Subsidiaries are duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect.

     (b) The Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

     SECTION 3.02. Certificate of Incorporation and By-laws. The Company has heretofore made available to Parent a complete and correct copy of the certificate of incorporation and the by-laws or equivalent organizational documents, each as amended to date, of the Company and its Subsidiaries. Such certificate of incorporation, by-laws or equivalent organizational documents are in full force and effect. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its certificate of incorporation, by-laws or equivalent organizational documents.

     SECTION 3.03. Capitalization. The authorized capital stock of the Company consists of 150,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share ("Company Preferred Stock"). As of the date hereof, (a) 39,415,882 Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable, (b) no shares of Company Common Stock are held in the treasury of the Company, (c) no Shares are held by the Subsidiaries of the Company, and (d) 3,352,347 shares of Company Common Stock are reserved for future issuance pursuant to outstanding employee stock options or stock incentive rights granted pursuant to the Company Stock Option Plans. There are 85,000 shares of Company Common Stock reserved for issuance pursuant to the ESPP. As of the date hereof, no shares of Company Preferred Stock are issued and outstanding. As of the date hereof, there are warrants exercisable for 778,249 shares of Company Common Stock outstanding. Copies of the warrants have been made available to Parent. The names of and authorized capital stock of the Company's Subsidiaries outstanding as of the date hereof (all of which are held by the Company) are set forth in Section 3.03 of the Company Disclosure Schedule. Except as set forth in this Section 3.03, except for the rights (the "Rights") issued pursuant to the Rights Agreement, dated as of December 3, 1998 (the "Rights Agreement"), between the Company and Registrar and Transfer Company, as rights agent, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Company or its Subsidiaries or obligating the Company or its Subsidiaries to issue or sell any shares of capital stock of, or other equity interests in, the Company or its Subsidiaries. All Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding contractual obligations of the Company or its Subsidiaries to repurchase, redeem or otherwise acquire any Shares or any capital stock of its Subsidiaries or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, its Subsidiaries or any other person. Each outstanding share of capital stock of its Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and each such share is owned by the Company free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or its Subsidiaries' voting rights, charges and other encumbrances of any nature whatsoever.

     SECTION 3.04. Authority Relative to This Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Merger (other than the approval and adoption of this Agreement by the holders of a majority of the then-outstanding Shares and the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The restrictions on business combinations contained in Section 203 of Delaware Law have been satisfied with respect to the Merger.

     SECTION 3.05.  No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the certificate of incorporation or by-laws or equivalent organizational documents of the Company or its Subsidiaries, (ii) subject to obtaining the Company Required Approvals and the approval of the stockholders of the Company conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order ("Law") applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) subject to obtaining the consents listed in Section 3.05 of the Company Disclosure Schedule, result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clauses
(ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay consummation of the Merger and would not have a Company Material Adverse Effect.

     (b) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for applicable requirements, if any, of the Exchange Act, state securities or "blue sky" laws ("Blue Sky Laws"), state takeover laws, HSR Act and filing and recordation of appropriate merger documents as required by Delaware Law (the "Company Required Approvals"), and
(ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay consummation of the Merger and would not have a Company Material Adverse Effect.

     SECTION 3.06. Permits; Compliance. Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each of the Company or its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Permits"), except where the failure to have, or the suspension or cancellation of, any of the Permits would not prevent or materially delay consummation of the Merger and would not have a Company Material Adverse Effect. As of the date hereof, no suspension or cancellation of any of the Permits is pending or, to the knowledge of the Company, threatened, except where the failure to have, or the suspension or cancellation of, any of the Permits would not prevent or materially delay consummation of the Merger and would not have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default, breach or violation of, (a) any Law applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (b) any note, bond, mortgage, indenture, contract, agreement, lease, license, Permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any property or asset of the Company or any of its Subsidiaries is bound, except for any such conflicts, defaults, breaches or violations that would not prevent or materially delay consummation of the Merger and would not have a Company Material Adverse Effect.

     SECTION 3.07.  SEC Filings; Financial Statements.

     (a) The Company has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 1999. The SEC Reports (i) complied, at the time they were filed, as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and
(ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company's Subsidiaries are not required to file any form, report or other document with the SEC.

     (b) No executive officer of the Company has failed in any respect to make the certifications required of him or her under (i) Section 906 of the Sarbanes-Oxley Act of 2002 with respect to any periodic report filed by the Company with the SEC since the enactment of the Sarbanes-Oxley Act of 2002 or
(ii) Section 302 of the Sarbanes-Oxley Act of 2002 with respect to any periodic report filed by the Company with the SEC since August 29, 2002 (in each case, excluding any failure to make such certifications occurring after the date of this Agreement that is inadvertent but promptly corrected by filing the requisite certification or is attributable to the physical incapacity of an officer required to make such a certification).

     (c) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments that were not and are not expected, individually or in the aggregate, to have a Company Material Adverse Effect).

     (d) Except as and to the extent set forth on the consolidated balance sheet of the Company and its consolidated Subsidiaries as of September 30, 2002, including the notes thereto (the "2002 Balance Sheet"), neither the Company nor any of its Subsidiaries has any liability or obligation of any nature that would require disclosure in accordance with GAAP (whether accrued, absolute, contingent or otherwise), except for liabilities and obligations, incurred in the ordinary course of business consistent with past practice since September 30, 2002.

     (e) The Company has heretofore furnished to Parent complete and correct copies of all amendments and modifications that have not been filed by the Company with the SEC to all agreements, documents and other instruments that previously had been filed by the Company with the SEC and are currently in effect.

     SECTION 3.08. Absence of Certain Changes or Events. Since September 30, 2002, except as contemplated by this Agreement or disclosed in any SEC Report filed since September 30, 2002 and prior to the date of this Agreement, the Company and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since September 30, 2002, there has not been (a) any change in the business, operations, properties, condition (financial or otherwise), assets or liabilities (including, without limitation, contingent liabilities) or prospects of the Company or its Subsidiaries having individually or in the aggregate, a Company Material Adverse Effect, (b) any damage, destruction or loss (whether or not covered by insurance) with respect to any property or asset of the Company or its Subsidiaries and having individually or in the aggregate, a Company Material Adverse Effect, (c) any change by the Company in its accounting methods, principles or practices, (d) any revaluation by the Company of any asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable), other than in the ordinary course of business consistent with past practice, (e) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Company or any redemption, purchase or other acquisition of any of its securities, (f) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any officers or key employees of the Company or its Subsidiaries, except in the ordinary course of business consistent with past practice, (g) any new or change to a material election in respect of Taxes, any amendment of a Tax Return, any adoption or change to an accounting method in respect of Taxes, any entering into a Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement, settlement or compromise of any claim or assessment in respect of Taxes, or any consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes with any Governmental Authority, (h) any change to the Company's certificate of incorporation, (i) any settlement or compromise by the Company of legal actions whether threatened or pending, (j) the entry by the Company into any material agreement other than in the ordinary course of business, (k) any issuance of any capital stock of the Company or any securities convertible or exchangeable for shares of capital stock of the Company or any securities, warrants, options or rights to purchase any of the foregoing (except pursuant to the exercise of options and pursuant to the Employee Stock Purchase Plan), (l) any capital expenditures by the Company in excess of $250,000 in the aggregate,
(m) the pledge or encumbrance of any asset material to the Company or (n) the issuance of any loan by the Company.

     SECTION 3.09. Absence of Litigation. There is no litigation, suit, claim, action, proceeding or investigation (an "Action") pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries, or any property or asset of the Company or its Subsidiaries, before any Governmental Authority that (a) would be required to be disclosed in any subsequent SEC Reports or that would otherwise have a Company Material Adverse Effect or (b) seeks to materially delay or prevent the consummation of the Merger. Neither the Company nor any of its Subsidiaries nor any property or asset of the Company or any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority that would prevent or materially delay consummation of the Merger or would have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any settlement agreement with any employee of the Company or its Subsidiaries.

     SECTION 3.10.  Employee Benefit Plans.

     (a) Section 3.10(a) of the Company Disclosure Schedule lists all material employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all material bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all material employment, termination, severance or other contracts or agreements (including any relating in any way to a sale of the Company or its Subsidiaries but excluding any of the change of control agreements set forth in Section 3.11(e) of the Company Disclosure Schedule) to which the Company or any ERISA Affiliate is a party, with respect to which the Company or any ERISA Affiliate has any obligation or which are maintained, contributed to or sponsored by the Company or any ERISA Affiliate for the benefit of any current or former employee, officer or director of the Company or any ERISA Affiliate (collectively, the "Plans"). The Company has made available to Merger Sub a true and complete copy of each Plan and has made available to Merger Sub a true and complete copy of each material document, if any, prepared in connection with each such Plan, including, without limitation, as applicable (A) a copy of each trust or other funding arrangement,
(B) each most recent summary plan description and summary of material modifications, (C) the most recently filed IRS Form 5500, (D) the most recently received IRS determination letter for each such Plan, and (E) the most recently prepared actuarial report and financial statement in connection with each such Plan. Neither the Company nor any of its Subsidiaries has any express commitment
(x) to create, incur liability with respect to or cause to exist any other material employee benefit plan, program or arrangement, (y) to enter into any contract or agreement to provide compensation or benefits to any individual other than in the ordinary course of business, or (z) to modify, change or terminate any Plan, other than with respect to a modification, change or termination required by ERISA, the Code or other applicable law.

     (b) None of the Plans is a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (a "Multiemployer Plan") or a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) for which the Company or its Subsidiaries could incur liability under Section 4063 or 4064 of ERISA (a "Multiple Employer Plan"). None of the Plans is subject to
Section 412 of the Code or Section 302 or Title IV of ERISA. None of the Plans
(i) provides for the payment of separation, severance, termination or similar-type benefits to any person, (ii) obligates the Company or its Subsidiaries to pay separation, severance, termination or similar-type benefits solely or partially as a result of any transaction contemplated by this Agreement, or (iii) obligates the Company or its Subsidiaries to make any payment or provide any benefit as a result of a "change in control". None of the Plans provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of the

Company or its Subsidiaries, except as required by Section 4980B of the Code. Each of the Plans is subject only to the Laws of the United States or a political subdivision thereof.

     (c) To the knowledge of the Company, each Plan is now and always has been operated in all material respects in accordance with its terms and the requirements of all applicable Laws including, without limitation, ERISA and the Code. The Company and its Subsidiaries have performed all material obligations required to be performed by them under and are not in any material respect in default under or in violation of, and the Company has no knowledge of any material default or violation by any party to, any Plan. No Action is pending or, to the knowledge of the Company, threatened with respect to any Plan (other than claims for benefits in the ordinary course) and, to the knowledge of the Company, no fact or event exists that could give rise to any such Action.

     (d) Each Plan that is intended to be qualified under Section 401(a) or 401(k) of the Code has either (i) timely received a favorable determination letter from the IRS or (ii) such determination letter request is pending with the IRS, covering all of the provisions applicable to the Plan for which determination letters are currently available that the Plan is so qualified and each trust established in connection with any Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code has either
(i) received a determination letter from the IRS or (ii) such determination letter request is pending with the IRS, that it is so exempt, and, to the knowledge of the Company, no fact or event has occurred since the date of such determination letter or letters from the IRS to adversely affect the qualified status of any such Plan or the exempt status of any such trust.

     (e) There has not been any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan that has resulted or could result in any material liability to the Company or its Subsidiaries.

     (f) All contributions, premiums or payments required to be made with respect to any Plan have been made on or before their due dates. All such contributions are or were fully deductible for federal income tax purposes and no such deduction has been challenged or disallowed by any Governmental Authority and, to the knowledge of the Company, no fact or event exists which could give rise to any such challenge or disallowance.

     SECTION 3.11.  Labor and Employment Matters.

     (a) (i) To the knowledge of the Company, there are no controversies pending or, to the knowledge of the Company, threatened between the Company or its Subsidiaries and any of their respective employees, which controversies would prevent or materially delay consummation of the Merger or would have a Company Material Adverse Effect; (ii) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, work council agreement, work force agreement or any other labor union contract applicable to persons employed by the Company or its Subsidiaries, nor, to the knowledge of the Company, are there any activities or proceedings of any labor union to organize any such employees. The Company is not subject to any actual or threatened charge of an unfair labor practice, safety violations or Occupational Safety and Health Act violations or discriminatory acts or practices.

     (b) (i) All subsisting contracts of employment to which the Company or, to the knowledge of the Company, any of its Subsidiaries is a party are terminable by the Company or its Subsidiaries on three months' notice or less without compensation (other than in accordance with applicable legislation); (ii) there are no customs, established practices or discretionary arrangements of the Company or, to the knowledge of the Company, any of its Subsidiaries in relation to the termination of employment of any of its employees (whether voluntary or involuntary); (iii) neither the Company nor, to the knowledge of the Company, any of its Subsidiaries has any outstanding liability to pay compensation for loss of office or employment or a redundancy payment to any present or former employee or to make any payment for breach of any agreement listed in Section 3.10(a) of the Company Disclosure Schedule; (iv) there is no term of employment of any employee of the Company or, to the knowledge of the Company, any of its Subsidiaries which shall entitle that employee to treat the consummation of the Merger as amounting to a breach of his contract of employment or entitling him to any payment or benefit whatsoever or entitling him to treat himself as redundant or otherwise dismissed or released from any obligation.

     (c) Section 3.11(c) of the Company Disclosure Schedule sets forth a list of the Company's employees as of the date hereof including such employee's job title, current compensation rate, and accrued unpaid leave or vacation.

     (d) Section 3.11(d) of the Company Disclosure Schedule sets forth a list of those employees who have been terminated or have resigned during the 90-day period ending on the date hereof.

     (e) Section 3.11(e) of the Company Disclosure Schedule sets forth a list of each employment agreement to which the Company is a party that contains change of control provisions.

     (f) Section 3.11(f) of the Company Disclosure Schedule sets forth a list of the Company employees that have not executed a confidentiality agreement or an invention assignment agreement with the Company, the forms of which agreements have been provided to Parent.

     SECTION 3.12.  Property and Leases.

     (a) The Company and its Subsidiaries have sufficient title to all their properties and assets to conduct their respective businesses as currently conducted, with only such exceptions as would not have a Company Material Adverse Effect.

     (b) The Company does not own any real property.

     (c) All leases of real property leased for the use or benefit of the Company or its Subsidiaries to which the Company or any of its Subsidiaries is a party, and all amendments and modifications thereto, are in full force and effect and have not been modified or amended, and there exists no default under any such lease by the Company, any of its Subsidiaries or, to the knowledge of the Company, any landlord under such leases, nor any event which, with notice or lapse of time or both, would constitute a default thereunder by the Company, any of its Subsidiaries or, to the knowledge of the Company, any landlord under such leases, except as would not prevent or materially delay consummation of the Merger and would not have a Company Material Adverse Effect. None of the leased real property has been assigned or sublet to a third party.

     SECTION 3.13.  Intellectual Property.

     (a) For the purposes of this Agreement, the following terms have the following definitions:

          (i) "Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (A) all United States and foreign patents and applications therefore and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (B) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists; (C) all copyrights, copyright registrations and applications therefore and all other rights corresponding thereto throughout the world; (D) all industrial designs and any registrations and applications therefore throughout the world; (E) all trade names, logos, common law trademarks and service marks; trademark and service mark registrations and applications therefore and all goodwill associated therewith throughout the world; (F) all computer software including all source code, object code, firmware, development tools, files records and data, all media on which any of the foregoing is recorded; and (H) all internet addresses, sites and domain names.

          (ii) "Company Data Base and Data Collections" shall mean all preclinical data and clinical data developed by or on behalf of the Company. The phrase "clinical data developed by or on behalf of the Company," means clinical data involving studies where the Company is the "Sponsor" as that term is defined in 27 C.F.R. Section 312.50-312.59. "Investigator-Initiated Clinical Study Data" shall mean all clinical data collected by investigators studying Company compounds where an outside investigator is the Sponsor of the study as "Sponsor" is defined in 27 C.F.R. Section 312.50-312.59.

          (iii) "Company Intellectual Property" shall mean any Intellectual Property that was conceived or developed by an employee of the Company during his/her term of employment with the Company or is otherwise owned by the Company.

          (iv) "Registered Intellectual Property" shall mean any Intellectual Property that is the subject of an application, certificate, filing or registration issued by, filed with, or recorded by, any state, government or other public legal authority, including all United States, international and foreign: (A) patents, patent applications (including provisional applications); (B) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; and (C) registered copyrights and applications for copyright registration.

          (v) "Company Registered Intellectual Property" shall mean the Intellectual Property set forth in Schedules 3.13(b)(1), 3.13(b)(2) and 3.13(b)(3). Schedule 3.13(b)(1) of the Company Disclosure Schedule lists all material Registered Intellectual Property owned solely by the Company.
     Section 3.13(b)(2) of the Company Disclosure Schedule lists all Registered Intellectual Property co-owned by the Company and the subject of the Agreement with the University of Arizona dated June 26, 1991, as amended.
     Section 3.13(b)(3) of the Company Disclosure Schedule lists all Registered Intellectual Property exclusively licensed to the Company under the Agreement with Sinclair, dated January 22, 2002, as amended. The Company owns no copyright registrations or industrial designs.

     (b) Schedule 3.13(b)(4) lists any proceedings or actions before any court or tribunal (including interferences before the United States Patent and Trademark Office) related to any of the Company Registered Intellectual Property, which could result in a Company Material Adverse Effect.

     (c) All Company Registered Intellectual Property and Company Data Base and Data Collections, are, to the knowledge of the Company, free and clear of any liens or encumbrances.

     (d) To the extent that any Company Registered Intellectual Property or Company Data Base and Data Collections have been developed or created by any Person other than the Company for which the Company has, directly or indirectly, paid, the Company has a written agreement with such Person with respect thereto and the Company thereby has obtained ownership thereof, or has obtained licenses thereto sufficient for the conduct of the Company's business as currently conducted. To the extent that any Company Intellectual Property exists that does not fall within the definition of Company Registered Intellectual Property or Company Data Base and Data Collections, the Company has a written agreement with its employees requiring them to assign such Intellectual Property to the Company and the Company has obtained ownership thereof.

     To the knowledge of the Company, the licenses, sublicenses, agreements, contracts and permissions (as amended to date) listed on Section 3.13(f) include all licenses, sublicenses, agreements, contracts and permissions with respect to any Intellectual Property licensed to or used by the Company (including software licensed to the Company), the loss of which would result in a Company Material Adverse Effect. The Company has received no written notice that the business of the Company, as it currently is conducted, infringes or misappropriates the Intellectual Property or data of any kind of any Person.

     (e) To the knowledge of the Company, as of the Closing Date, all necessary registration, maintenance and renewal fees in connection with the Company Registered Intellectual Property have been paid and all necessary documents and certificates in connection with the Company Registered Intellectual Property have been filed with the relevant patent, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Intellectual Property.

     (f) There are no contracts, licenses or agreements between the Company and any other Person with respect to Company Registered Intellectual Property under which there is any dispute known to the Company likely to result in a Company Material Adverse Effect regarding the scope of or performance under such Contract, license or agreement including with respect to any payments to be made or received by the Company thereunder.

     (g) To the knowledge of the Company, no Person is infringing or misappropriating any Company Registered Intellectual Property or misappropriating any Company Data Base and Data Collection, the loss of which would cause a Company Material Adverse Effect.

     (h) To the knowledge of the Company, the Company has taken all commercially reasonable steps to protect the Company's rights in confidential information and trade secrets of the Company or provided by any other Person to the Company, the loss of which would cause a Company Material Adverse Effect.

     (i) The Company owns or has rights to use, whether through ownership, licensing or otherwise, all Company Intellectual Property, Company Registered Intellectual Property and Company Data Base and Data Collections the loss of which would result in a Company Material Adverse Effect. The Company has full right, power and authority to grant all of the rights, title and interests granted in this Agreement.

     (j) To the knowledge of the Company, no Company Registered Intellectual Property is the subject to any threatened action, suit, claim, arbitration or validity or enforceability challenge.

     (k) To the knowledge of the Company, there exists no current conduct or use by the Company that would invalidate or eliminate the enforceability of any Company Registered Intellectual Property.

     (l) No Company Registered Intellectual Property is subject to any outstanding injunction, judgment, order or settlement and the Company has fully complied with, paid and otherwise satisfied all obligations.

     (m) As for Investigator-Initiated Clinical Study Data, the Company has the rights under contracts with such investigators, and the full right to transfer such rights, to obtain access to such data and use them for the purposes of any regulatory submission that may be necessary in and material to the business of the Company.

     (n) Section 3.13(p) of the Company Disclosure Schedule sets forth a list of all internet addresses, sites and domain names owned by the Company, free and clear of any liens or encumbrances.

     SECTION 3.14.  Taxes.

     (a) (i) All Tax Returns required to be filed by or on behalf of the Group have been duly filed on a timely basis and such Tax Returns are true, complete and correct; (ii) all Taxes shown to be payable on the Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by the Group with respect to items or periods covered by such Tax Returns (whether or not shown on or reportable on such Tax Returns) or are otherwise due prior to the Closing Date; (iii) the Group has withheld and paid over all material Taxes required to have been withheld and paid over, and in all material respects has complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party; and (iv) the Group is not currently the beneficiary of any extension of time within which to file any Tax Return.

     (b) The amount of the Group's liability for unpaid Taxes for all periods ending on or before September 30, 2002 does not, in the aggregate, exceed the amount of the current liability accruals for Taxes (excluding reserves for deferred Taxes), reflected on the 2002 Balance Sheet. To the knowledge of the Company, there are no contracts, agreements, arrangements, commitments or undertakings relating to any prior audit of the Group, and there are no contracts, agreements, arrangements, commitments or undertakings with the IRS or any other Governmental Authority that have or are reasonably likely to have a material and adverse impact on the Group's Taxes that are not reflected in the 2002 Balance Sheet.

     (c) No member of the Group has ever been a member of a group filing consolidated, unitary or combined Tax Returns, except where the Company was the parent. The Group does not do business in or derive income from any state, local, territorial or foreign taxing jurisdiction other than those set forth in
Section 3.14 of the Company Disclosure Schedule. The Tax Returns of the Group have never been audited by a Governmental Authority, nor is any such audit in process, pending or, to the knowledge of the Company, threatened (either in writing or verbally, formally or informally), no deficiencies exist or have been asserted (either in writing or verbally, formally or informally) with respect to Taxes of the Group and the Group is neither a party to any action or proceeding for assessment or collection of Taxes, nor has such event been asserted or, to the knowledge of the Company, threatened (either in writing or verbally, formally or informally) against the Group or any of its assets or properties. No waiver or extension of any statute of limitations is in effect with respect to material Taxes or Tax Returns of the Group.

     (d) No member of the Group has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that would be treated as an "excess parachute payment" under Section 280G of the Code (without regard to Section 280G(b)(4) of the Code) in connection with the Merger and transactions contemplated hereunder.

     SECTION 3.15. Environmental Matters. Except for such non-compliance as would not have a Company Material Adverse Effect, the Company is in compliance with all applicable Environmental Laws. None of the properties currently or formerly owned, leased or operated by the Company (including, without limitation, soils and surface and ground waters) are contaminated with any Hazardous Substance in violation of any applicable Environmental Laws. The Company has not received any written notice that it is liable for any contamination by Hazardous Substances. To the knowledge of the Company, the Company is not actually, potentially or allegedly liable under any Environmental Law (including, without limitation, pending or threatened liens). The Company is in compliance with all permits, licenses and other authorizations required under any Environmental Law ("Environmental Permits"). Neither the execution of this Agreement nor the consummation of the Merger will require any investigation, remediation or other action with respect to Hazardous Substances, or any notice to or consent of Governmental Authorities or third parties, pursuant to any applicable Environmental Law or Environmental Permit.

     SECTION 3.16.  Material Contracts.

     (a) Subsections (i) through (viii) of Section 3.16 of the Company Disclosure Schedule contain a list of the following types of contracts and agreements to which the Company or any of its Subsidiaries is a party (such contracts, agreements and arrangements as are required to be set forth in
Section 3.16(a) of the Company Disclosure Schedule being the "Material Contracts"):

          (i) each contract and agreement which is likely to involve consideration of more than $25,000, in the aggregate, over the remaining term of such contract;

          (ii) all material broker, distributor, dealer, franchise, agency, sales promotion, market research, marketing, consulting, advertising, transfer, software, and research and development contracts or agreements to which the Company or any of its Subsidiaries is a party;

          (iii) all clinical trial or clinical research organization, manufacturing or supply, collaboration, and guarantee contracts or agreements to which the Company or any of its Subsidiaries is a party;

          (iv) all management contracts (excluding contracts for employment) and contracts with other consultants, including any contracts involving the payment of royalties or other amounts calculated based upon the revenues or income of the Company or its Subsidiaries or income or revenues related to any product of the Company or its Subsidiaries to which the Company or any of its Subsidiaries is a party;

          (v) all contracts and agreements evidencing indebtedness for borrowed money in excess of $10,000;

          (vi) all material contracts and agreements with any Governmental Authority to which the Company or any of its Subsidiaries is a party;

          (vii) all contracts and agreements that limit, or purport to limit, in any material respect the ability of the Company or its Subsidiaries to compete in any line of business or with any person or entity or in any geographic area or during any period of time; and

          (viii) all material contracts or arrangements that result in any person or entity holding a power of attorney from the Company or, to the knowledge of the Company, any of its Subsidiaries that relates to the Company, its Subsidiaries or their respective businesses.

     (b) Except as would not prevent or materially delay consummation of the Merger and would not have a Company Material Adverse Effect, (i) each Material Contract is a legal, valid and binding agreement, the Company is not in material default under any Material Contract and none of the Material Contracts has been canceled by the other party; (ii) to the Company's knowledge, no other party is in breach or violation of, or default under, any Material Contract; (iii) the Company and its Subsidiaries are not in receipt of any claim of default under any such agreement; and (iv) neither the execution of this Agreement nor the consummation of the Merger shall constitute a default, give rise to cancellation rights, or otherwise adversely affect any of the Company's rights under any Material Contract. The Company has furnished or made available to Parent true and complete copies of all Material Contracts, including any amendments thereto.

     SECTION 3.17. Insurance. Section 3.17 of the Company Disclosure Schedules sets forth a list of each insurance policy and all material claims made under such policies since January 1, 2001. The insurance coverage maintained by the Company is, to the knowledge of the Company, customary for the businesses in which they are engaged. At no time subsequent to December 31, 2000 has the Company or its Subsidiaries (i) been denied any insurance or indemnity bond coverage which it has requested or (ii) made any material reduction in the scope or amount of its insurance coverage. Since January 1, 2002, the Company has not received notice from any of its insurance carriers that any insurance premiums will be subject to increase in an amount disproportionate to the amount of the increases in the amount of coverage with respect thereto (or with respect to similar insurance) in prior years or that any current insurance coverage will not be available in the future, other than as a result of the Merger, substantially on the same terms as are now in effect.

     SECTION 3.18. Brokers. No broker, finder or investment banker (other than CIBC World Markets Corp.) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company or its Subsidiaries. The Company has heretofore furnished to Parent a complete and correct copy of all agreements between the Company and CIBC World Markets Corp. pursuant to which such firm would be entitled to any payment relating to the Merger.

     SECTION 3.19. Takeover Laws. The board of directors of the Company has taken all action necessary to ensure that Section 203 of the Delaware Law (and any similar rules applicable under the Pennsylvania Business Corporation Law) will not impose any additional procedural, voting, approval, fairness or other restrictions on the timely consummation of the Merger or restrict, impair or delay the ability of Parent or Merger Sub to vote or otherwise exercise all rights as a stockholder of the Company.

     SECTION 3.20.  Amendment to Rights Agreement.

     (a) The Board has taken all necessary action to irrevocably amend the Rights Agreement so that the execution or delivery of this Agreement will not cause (i) the Rights to become exercisable under the Rights Agreement, (ii) Parent or Merger Sub or any of their affiliates to be deemed an "Acquiring Person" (as defined in the Rights Agreement) or (iii) the occurrence of the Distribution Date or the "Stock Acquisition Date" (as defined in the Rights Agreement).

     (b) The "Distribution Date" (as defined in the Rights Agreement) has not occurred.

     SECTION 3.21. Certain Business Practices. Neither the Company, its Subsidiaries nor any director, officer, employee or agent of the Company or its Subsidiaries acting on behalf of the Company or its Subsidiaries has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to political activity, (b) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, (c) consummated any transaction, made any payment, entered into any agreement or arrangement or taken any other action in violation of Section 1128B(b) of the Social Security Act, as amended, or (d) made any other unlawful payment.

     SECTION 3.22.  [RESERVED.]

     SECTION 3.23. Vote Required. The affirmative vote of the holders of a majority of the outstanding Shares is the only vote of the holders of any class or series of capital stock of the Company necessary to approve the Merger.

     SECTION 3.24. Opinion of Financial Advisors. The Board has received the opinion of CIBC World Markets Corp. (the "Company Financial Advisor") dated the date of this Agreement, to the effect that, as of the date of such opinion, the consideration to be received in the Merger by the holders of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders, and the Company will promptly, after the date of this Agreement, deliver a copy of such opinion to Parent solely for informational purposes.

     SECTION 3.25.  Regulatory Issues.

     (a) Section 3.25 of the Company Disclosure Schedule sets forth a complete and accurate list of any written communications between Company and the Food and Drug Administration ("FDA") or any other Governmental Authority that describe matters that could have a Company Material Adverse Effect attributable to any contemplated compound, product or product line of the Company. The Company has made available to the Parent copies of all such documents, as well as copies of all other information required to be maintained by the Company pursuant to the United States Federal Food, Drug and Cosmetic Act and Public Health Services Act and the corresponding applicable laws of jurisdictions other than the United States.

     (b) The Company and, to the knowledge of the Company, Sinclair Pharma Ltd. ("Sinclair") has with respect to Gelclair, filed with the FDA and all applicable state and local regulatory bodies for and received approval of all registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations necessary to conduct the business of Company as currently conducted, the absence of which would, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. The Company is, and at all relevant times has been, in compliance in all material respects with all such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations. To the knowledge of the Company, any third party which is a manufacturer for the Company (or Sinclair with respect to Gelclair) is in compliance in all material respects with all FDA and Public Health Services registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations insofar as the same pertain to the manufacture of products for the Company.

     (c) The Company is, and at all relevant times has been, in compliance in all material respects with all material FDA, state and local rules, regulations, guidelines and policies, including, but not limited to, material FDA, state and local rules, regulations and policies relating to good manufacturing practice, good laboratory practice and good clinical practice; and the Company has no reason to believe that any party granting any such registration, application, license, request for exemption, permit or other authorization is considering limiting, suspending or revoking the same and knows of no basis for any such limitation, suspension or revocation.

     (d) The human clinical trials, animal studies and other preclinical tests conducted by the Company or in which the Company has participated, and such studies and tests conducted on behalf of the Company, were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, informed consents, procedures and controls generally used by qualified experts in the preclinical or clinical study of products comparable to those being developed by the Company. Neither the Company, nor any agent or representative of the Company nor, to the knowledge of the Company, any of its licensees and assignees of Company Intellectual Property, has received any notices or correspondence from the FDA or any other Governmental Authority requiring the termination, suspension or material modification of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company or, to the knowledge of the Company, such licensees and assignees of Company Intellectual Property, or in which the Company or, to the knowledge of the Company, such licensees and assignees of Company Intellectual Property, have participated. To the knowledge of the Company, no clinical investigator acting for the Company has been or is now, or is threatened to become, the subject of any disbarment or disqualification proceedings by any Governmental Authority. For purposes of this paragraph (d) all references to the Company shall include Sinclair with respect to Gelclair only, qualified by knowledge of the Company with respect to such matters described in this paragraph (d) and involving Sinclair.

     SECTION 3.26. Full Disclosure. No representation or warranty by the Company in this Agreement or in any certificate furnished or to be furnished by the Company to the Parent or the Merger Sub pursuant to the provisions hereof, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made and as of the date so made, in order to make the statements herein or therein not misleading.

     SECTION 3.27. Corporate Governance Compliance. The Company is, or will timely be, in all material respects, in compliance with all current corporate governance requirements of the Nasdaq National Market.

     SECTION 3.28. Related Party Transactions. The Company has not (i) since September 30, 2002, entered into any relationship or transaction of a sort that would be required to be disclosed by the Company in a proxy statement for a meeting relating to the election of directors pursuant to Item 404 of Regulation S-K, except for those matters that have been disclosed in the SEC Reports filed prior to the date of this Agreement, or (ii) since the effective date of the Sarbanes-Oxley Act of 2002, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act of 2002.

                                   ARTICLE IV

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company that the statements contained in this Article IV are true and correct, except as set forth in (i) the Parent Disclosure Schedule or (ii) the Parent SEC Reports filed by Parent since January 1, 2002. The Parent Disclosure Schedule shall be arranged in paragraphs corresponding to numbered and lettered sections contained in this Article IV, and the disclosures in any paragraph of the Parent Disclosure Schedule shall qualify other sections in this Article IV to the extent it is reasonably and readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections. Neither Parent nor any of its Subsidiaries or Affiliates has made or shall be deemed to have made any representation or warranty to the Company other than as set forth in this Article IV or the Parent Disclosure Agreement.

     SECTION 4.01. Corporate Organization. Each of Parent and its Subsidiaries, including Merger Sub, is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals would not, individually or in the aggregate, have a Parent Material Adverse Effect.

     SECTION 4.02. Certificate of Incorporation and By-laws. Parent has heretofore furnished to the Company a complete and correct copy of the certificate of incorporation and the by-laws, each as amended to date, of Parent and each of its Subsidiaries, including Merger Sub. Such certificates of incorporation and by-laws are in full force and effect. Neither Parent nor any of its Subsidiaries, including Merger Sub, is in violation of any provision of its certificate of incorporation or by-laws.

     SECTION 4.03. Capitalization. The authorized capital stock of Parent consists of 200,000,000 shares of Parent Common Stock and 5,000,000 shares of preferred stock. As of January 29, 2003, 36,440,246 shares of Parent Common Stock were issued and outstanding. No shares of preferred stock of Parent have been issued or are outstanding. All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. As of January 29, 2003, 4,551,619 shares of Parent Common Stock were reserved for future issuance pursuant to outstanding stock options granted pursuant to Parent's employee stock option plans. The authorized capital stock of Merger Sub consists of 10,000 shares of common stock, $.01 par value per share, of which, as the date of this Agreement, 100 are issued and outstanding. Except as disclosed in the Parent SEC Reports, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Parent or any of its Subsidiaries, including Merger Sub, obligating any of them to issue or sell any shares of capital stock of Parent or any of its Subsidiaries, including Merger Sub. Except as disclosed in the Parent SEC Reports, there are no outstanding contractual obligations of Parent to repurchase, redeem or otherwise acquire any shares of Parent Common Stock. The shares of Parent Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, Parent's certificate of incorporation or by-laws or any agreement to which Parent is a party or by which Parent is bound and will, when issued, be registered under the Securities Act and the Exchange Act and registered or exempt from registration under applicable Blue Sky Laws.

     SECTION 4.04. Authority Relative to This Agreement. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the Merger (other than, with respect to the Merger, the filing and recordation of appropriate merger documents as required by Delaware Law). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of Parent and Merger Sub in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     SECTION 4.05.  No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not,
(i) conflict with or violate the certificate of incorporation or by-laws of either Parent or Merger Sub, (ii) assuming that all consents, approvals, authorizations and other actions described in Section 4.05(b) have been obtained and all filings and obligations described in Section 4.05(b) have been made and, subject to obtaining approval of the stockholders, if required, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or Merger Sub or by which any property or asset of either of them is bound or affected, or (iii) result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Parent or Merger Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any property or asset of either of them is bound or affected, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay consummation of the Merger or otherwise prevent Parent and Merger Sub from performing any of their material obligations under this Agreement.

     (b) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Authority, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, the Nasdaq Stock Market rules and regulations, state takeover laws, HSR Act and the filing and recordation of appropriate merger documents as required by Delaware Law, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or materially delay consummation of the Merger, or otherwise prevent Parent or Merger Sub from performing their material obligations under this Agreement.

     SECTION 4.06.  SEC Filings; Financial Statements.

     (a) Parent has filed all forms, reports and documents required to be filed by it with the SEC since September 30, 1999, and has heretofore made available to the Company, in the form filed with the SEC, (i) its Annual Reports on Form 10-K for the fiscal years ended September 30, 2000, 2001 and 2002 respectively,
(ii) its Quarterly Reports on Form 10-Q for the periods ended December 31, March 31 and June 30, 2002, (iii) its proxy statement relating to Parent's annual meeting of stockholders on March 19, 2003 and (iv) all other forms, reports and other registration statements filed by Parent with the SEC since January 1, 2002 and prior to the date hereof (the forms, reports, and other documents referred to in clauses (i), (ii), (iii) and (iv) above being referred to herein, collectively, as the "Parent SEC Reports"). The Parent SEC Reports (A) complied, at the time they were filed, as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations thereunder, and (B) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of Parent's Subsidiaries is required to file any form, report or other document with the SEC.

     (b) No executive officer of Parent has failed in any respect to make the certifications required of him or her under (i) Section 906 of the Sarbanes-Oxley Act of 2002 with respect to any periodic report filed by Parent with the SEC since the enactment of the Sarbanes-Oxley Act of 2002 or (ii)
Section 302 of the Sarbanes-Oxley Act of 2002 with respect to any periodic report filed by Parent with the SEC since August 29, 2002 (in each case, excluding any failure to make such certifications occurring after the date of this Agreement that is inadvertent but promptly corrected by filing the requisite certification or is attributable to the physical incapacity of an officer required to make such a certification).

     (c) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Parent SEC Reports in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each fairly presented, in all material respects, the consolidated financial position, results of operations and cash flows of Parent and its consolidated Subsidiaries as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments that were not and are not expected, individually or in the aggregate, to have a Parent Material Adverse Effect).

     (d) Except as and to the extent set forth on the consolidated balance sheet of Parent and its Subsidiaries as of September 30, 2002, including the notes thereto neither Parent nor its Subsidiaries has any liability or obligation of any nature that would require disclosure in accordance with GAAP (whether accrued, absolute, contingent or otherwise), except for liabilities and obligations, incurred in the ordinary course of business consistent with past practice since September 30, 2002.

     (e) Parent has heretofore furnished to the Company complete and correct copies of all amendments and modifications that have not been filed by Parent with the SEC to all agreements, documents and other instruments that previously had been filed by Parent with the SEC and are currently in effect.

     SECTION 4.07. Absence of Certain Changes or Events. Since September 30, 2002, except as contemplated by this Agreement or disclosed in any Parent SEC Report filed since September 30, 2002, Parent and its consolidated Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since September 30, 2002, there has not been
(a) any event or events having, individually or in the aggregate, a Parent Material Adverse Effect or (b) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of Parent or any redemption, purchase or other acquisition of any of its securities.

     SECTION 4.08. Absence of Litigation. There is no Action pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries, or any property or asset of Parent or any of its Subsidiaries, before any Governmental Authority that (a) would be required to be disclosed in any subsequent SEC Reports of Parent or that would otherwise have a Parent Material Adverse Effect or (b) seeks to materially delay or prevent the consummation of the Merger. Neither Parent nor any of its Subsidiaries nor any property or asset of Parent or any of its Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of Parent, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority that would prevent or materially delay consummation of the Merger or would have a Parent Material Adverse Effect.

     SECTION 4.09. Property and Leases. Parent and its Subsidiaries have sufficient title to all their properties and assets to conduct their respective businesses as currently conducted, with only such exceptions as would not have a Parent Material Adverse Effect.

     SECTION 4.10. Taxes. All Tax Returns required to be filed by or on behalf of Parent and any of its Subsidiaries have been duly filed on a timely basis and such Tax Returns are true, complete and correct. All

Taxes shown to be payable on the Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis, and no other Taxes are payable by Parent or any of its Subsidiaries with respect to items or periods covered by such Tax Returns (whether or not shown on or reportable on such Tax Returns) or are otherwise due prior to the Closing Date. Neither Parent nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return.

     SECTION 4.11. Brokers. No broker, finder or investment banker (other than Lazard Freres & Co. LLC) is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of Parent or any of its Subsidiaries, including Merger Sub.

     SECTION 4.12. Certain Business Practices. Neither Parent, any Subsidiary of Parent nor any director, officer, employee or agent of Parent or any Subsidiary of Parent acting on behalf of Parent or any Subsidiary of Parent has
(a) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to political activity, (b) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, (c) consummated any transaction, made any payment, entered into any agreement or arrangement or taken any other action in violation of Section 1128B(b) of the Social Security Act, as amended, or (d) made any other unlawful payment.

     SECTION 4.13. Full Disclosure. No representation or warranty by Parent in this Agreement or in any certificate furnished or to be furnished by Parent to the Company pursuant to the provisions hereof, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made and as of the date so made, in order to make the statements herein or therein not misleading.

     SECTION 4.14. Corporate Governance Compliance. Parent is, or will timely be in all material respects, in compliance with all current corporate governance requirements of the Nasdaq National Market.

     SECTION 4.15. Related Party Transactions. Parent has not (i) since September 30, 2002, entered into any relationship or transaction of a sort that would be required to be disclosed by Parent in a proxy statement for a meeting relating to the election of directors pursuant to Item 404 of Regulation S-K, except for those matters that have been disclosed in the Parent SEC Reports filed prior to the date of this Agreement, or (ii) since the effective date of the Sarbanes-Oxley Act of 2002, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act of 2002.

                                   ARTICLE V

                     CONDUCT OF BUSINESS PENDING THE MERGER

     SECTION 5.01. Conduct of Business by the Company Pending the Merger. The Company covenants and agrees that, between the date of this Agreement and the Effective Time, unless Parent shall otherwise agree in writing (requests for which may be made by telephone request to Arthur Bruskin at (631) 962-2000, the businesses of the Company and its Subsidiaries shall be conducted only in, and the Company and its Subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and the Company shall use its commercially reasonable efforts to preserve substantially intact the business of the Company and its Subsidiaries, to keep available the services of the current officers, employees and consultants of the Company and its Subsidiaries and to preserve the current relationships of the Company and its Subsidiaries with customers, suppliers and other persons with which the Company or any of its Subsidiaries has significant business relations. By way of amplification and not limitation, except as expressly contemplated by this Agreement, neither the Company nor its Subsidiaries shall, between the date of this Agreement and the Effective Time, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed:

          (a) issue, sell or contract for the issuance or sale, of any of the capital stock of the Company or any securities convertible into or exchangeable for shares of capital stock of the Company or any securities, warrants, options or rights to purchase any of the foregoing (except pursuant to the exercise of options currently outstanding under the Company Stock Option Plans and pursuant to the exercise of options to purchase shares of Company Common Stock under the Employee Stock Purchase Plan);

          (b) amend the terms of the Plans or any outstanding security, option or warrant;

          (c) purchase or redeem any shares of capital stock of the Company (except for the acquisition of shares from holders of options in full or partial payment of the exercise price payable by such holder upon exercise of such options to the extent permitted under the terms of such options as in effect on the date hereof);

          (d) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock or other securities, property or otherwise, with respect to any of the Company's capital stock;

          (e) amend any of the charter documents, bylaws or other organizational documents of the Company or its Subsidiaries;

          (f) enter into any contract which if entered into prior to the date hereof would be a Material Contract;

          (g) incur or guarantee any material indebtedness or incur any other liabilities outside the ordinary course of business;

          (h) except as required to comply with applicable Laws or pursuant to the terms of existing plans or policies, adopt or amend any employee benefit plan, enter into any employment contract, settle any employment dispute, pay or agree to pay any severance, special bonus or special remuneration, including but not limited to change of control payments, to any director or employee, or increase the salaries, wage rates or compensation of its directors or, other than in the ordinary course of business, its employees;

          (i) enter into any material agreement with respect to the Company's Intellectual Property or with respect to the Intellectual Property of any third party;

          (j) make or change a material election in respect of Taxes, amend a Tax Return, adopt or change an accounting method in respect of Taxes, enter into a Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement, settle or compromise any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes with any Governmental Authority;

          (k) acquire an equity interest in any entity;

          (l) authorize or make any capital expenditures in excess of $50,000 in the aggregate;

          (m) make any loans to any third party;

          (n) initiate or participate in any new clinical trials;

          (o) make any material changes to personnel or other business policies of the Company;

          (p) hire any employees except in the ordinary course of business; or

          (q) agree to do any of the foregoing.

Notwithstanding the foregoing, the Company shall be permitted prior to the Effective Time to distribute $250,000 among all of its employees as of the date hereof (other than any employee that is a party to a change of control agreement with the Company), which amount will be allocated between all such employees in amounts to be determined by the CEO of the Company, in consultation with the CEO of the Parent.

     SECTION 5.02.  Fees and Expenses.

     (a) The Company covenants and agrees that, between the date of this Agreement and the Effective Time, unless Parent shall otherwise agree in writing in its sole discretion, it shall not pay or agree to pay fees and expenses (i) for its financial advisors (all of which are listed on Schedule 5.02) in excess of the amount set forth on Schedule 5.02 and (ii) for its legal advisors which are in excess of that which is reasonable and customary. For purposes of this Agreement, "financial advisors" shall include any brokers, finders, financial consultants and investment bankers, including, without limitation, those listed on Schedule
5.02. All registration and printing fees shall be shared equally by the parties.

     (b) The Company shall (i) ensure that all invoices for the fees enumerated in (a) above are received prior to the Effective Time and (ii) provide to the Parent competent written proof that all such invoices are paid in full prior to the Effective Time and no other monies are due and payable to such parties in connection with this Agreement, the transactions contemplated in this Agreement and otherwise.

     SECTION 5.03. Conduct of Business by Parent Pending the Merger. Parent covenants and agrees that between the date of this Agreement and the Effective Time, Parent shall not, directly or indirectly, do, or propose to do, any of the following without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed:

     (a) take any action to cause Parent's representations and warranties set forth in Article IV to be untrue in any material respect; or

     (b) take any action that would reasonably be likely to materially delay the consummation of the Merger.

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     SECTION 6.01.  Registration Statement; Proxy Statement.

     (a) As promptly as practicable after the execution of this Agreement, the Company and Parent shall prepare and file with the SEC (i) a registration statement on Form S-4 (together with all amendments thereto, the "Registration Statement") in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued to the stockholders of the Company pursuant to the Merger, and (ii) a proxy statement relating to the meeting of the Company's stockholders to be held in connection with the Merger (together with any amendments thereof or supplements thereto, the "Proxy Statement"). Parent and the Company shall use all reasonable efforts to cause the Registration Statement and the Proxy Statement to comply with applicable Law and the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Parent shall use all reasonable efforts to have or cause the Registration Statement to become effective as promptly as practicable, and shall take all or any action required under any applicable federal or state securities Laws in connection with the issuance of shares of Parent Common Stock pursuant to the Merger. The Company shall furnish all information concerning the Company as Parent may reasonably request in connection with such actions and the preparation of the Registration Statement. As promptly as practicable after the Registration Statement shall have become effective, the Company shall mail the Proxy Statement to its stockholders. Subject to Section 6.05(b), the Proxy Statement shall include the unanimous recommendation of the Board of Directors of the Company in favor of the Merger.

     (b) The information supplied by Parent for inclusion in the Registration Statement and the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective by the SEC; (ii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders of the Company; (iii) the time of the Stockholders' Meeting (as defined in Section 6.02); and (iv) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to Parent or any of its Subsidiaries, or their respective officers or directors, should be discovered by Parent which should be set forth in an amendment or a supplement to the Registration Statement or Proxy Statement, Parent shall promptly inform the Company, and the Company shall make appropriate amendments or supplements to the Proxy Statement.

     (c) The information supplied by the Company for inclusion in the Registration Statement and the Proxy Statement shall not, at (i) the time the Registration Statement is declared effective by the SEC; (ii) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company; (iii) the time of the Stockholders' Meeting; and (iv) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to the Company or its Subsidiaries, or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Registration Statement or Proxy Statement, the Company shall promptly inform Parent.

     (d) Company shall use reasonable efforts to cause to be delivered to Parent a letter from the Company's independent public accountants, dated the date that the Registration Statement shall become effective, addressed to Parent, in form and substance reasonably satisfactory to Parent or in customary scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

     (e) The Parent Common Stock issuable upon the exercise of Assumed Options issued by Parent pursuant to Section 2.07(a) shall be registered by Parent under Parent's Form S-8 Registration Statement promptly following the Closing Date, but in no event, later than ten Business Days following the Effective Time.

     SECTION 6.02. Stockholders' Meeting. The Company shall as soon as practicable following the date of this Agreement and the effectiveness of the Registration Statement call and hold a special meeting of its stockholders (the "Stockholders' Meeting") for the purpose of voting upon the adoption of this Agreement. Subject to Section 6.05, the Company shall take all lawful action to solicit from its stockholders proxies in favor of the adoption of this Agreement, and shall take all other action necessary or advisable to secure the vote or consent of stockholders required by Delaware Law to obtain such approvals.

     SECTION 6.03.  Appropriate Action; Consents; Filings.

     (a) Subject to the terms and conditions of this Agreement, the Company and Parent shall use their commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Merger as promptly as practicable, (ii) obtain from any Governmental Authorities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger, and
(iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities Laws and (B) any other applicable Law; provided that Parent and the Company shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing, and, if requested, to accept all reasonable additions, deletions or changes suggested by the other party in connection therewith. The Company and Parent shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law (including all information required to be included in the Proxy Statement and the Registration Statement) in connection with the transactions contemplated by this Agreement.

     (b) (i) Each of Parent and the Company shall give (or shall cause its respective Subsidiaries to give) any notices to third parties, and use, and cause its respective Subsidiaries to use, their commercially reasonable efforts to obtain any third party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement, (B) disclosed or required to be disclosed in the Company Disclosure Schedule or the Parent Disclosure Schedule or (C) required to prevent a Company Material Adverse Effect from occurring prior to or after the Effective Time or a Parent Material Adverse Effect from occurring prior to or after the Effective Time.

     (ii) In the event that Parent or the Company shall fail to obtain any third party consent described in subsection (b)(i) above, it shall use its commercially reasonable efforts, and shall take any such actions reasonably requested by the other party, to minimize any adverse effect upon the Company and Parent, their respective Subsidiaries, and their respective businesses resulting, or which could reasonably be expected to result after the Effective Time, from the failure to obtain such consent.

     (c) From the date of this Agreement until the Effective Time, each party shall promptly notify the other party in writing of any pending or, to the knowledge of the first party, threatened action, proceeding or investigation by any Governmental Authority or any other person (i) challenging or seeking material damages in connection with the Merger or the conversion of the Company Common Stock into the Merger Consideration pursuant to the Merger or (ii) seeking to restrain or prohibit the consummation of the Merger or otherwise limit the right of Parent or, to the knowledge of such party, Parent's Subsidiaries to own or operate all or any portion of the businesses or assets of the Company or its Subsidiaries, which in either case is reasonably likely to have a Company Material Adverse Effect prior to or after the Effective Time, or a Parent Material Adverse Effect prior to or after the Effective Time.

     SECTION 6.04.  Access to Information; Confidentiality.

     (a) From the date hereof until the Effective Time, to the extent permitted by applicable Law, the Company shall, and shall cause its Subsidiaries and the officers, directors, employees, auditors and agents of the Company and its Subsidiaries to, afford the officers, employees and agents of Parent and Merger Sub complete access at all reasonable times to the officers, employees, agents, properties, offices, plants and other facilities, books and records of the Company and its Subsidiaries, and shall furnish Parent and Merger Sub with such financial, operating and other data and information as Parent or Merger Sub, through their officers, employees or agents, may reasonably request. Any investigation pursuant to this Section shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of the Company or its Subsidiaries.

     (b) Parent and the Company shall continue to be bound by the Letter Agreement re: Confidentiality dated August 26, 2002 and the Confidential Disclosure Agreement dated January 28, 2003 (the "Confidentiality Agreements").

     (c) In the event of the termination of this Agreement in accordance with
Section 8.01, Parent and Merger Sub shall, and shall use their reasonable best efforts to cause their respective affiliates and their respective officers, directors, employees and agents to, (i) return promptly every document furnished to them by the Company or its Subsidiaries, or any officer, director, employee, auditor or agent of the Company or its Subsidiaries in connection with the Merger and containing Proprietary Information (as defined in the Confidentiality Agreements) and all copies thereof in their possession, and cause any other parties to whom such documents may have been furnished promptly to return such documents and all copies thereof, other than such documents as may have been filed with the SEC or otherwise be publicly available, and (ii) destroy promptly all documents created by them from any Proprietary Information and all copies thereof in their possession, and cause any other parties to whom such documents may have been furnished to destroy promptly such documents and any copies thereof.

     SECTION 6.05.  No Solicitation of Transactions.

     (a) Neither the Company nor any Subsidiary of the Company shall, directly or indirectly, through any of its officers, directors, agents, investment bankers or attorneys or otherwise, (i) solicit, initiate, facilitate, induce or encourage or take any action that could reasonably be expected to lead to the making, submission or announcement of, any Acquisition Proposal, including a Superior Proposal or (ii) participate in any discussions or negotiations regarding, or furnish to any person, any information with respect to, or otherwise cooperate in any way with respect to, or assist or participate in, facilitate, or induce any Acquisition Proposal, except that the Company may take any action referred to in this clause (ii) in response to an Acquisition Proposal (A) if the Board determines in good faith within five (5) Business Days after consultation with independent legal counsel (who may be the Company's regularly engaged independent legal counsel), that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law, (B) if the Board determines in good faith that the Acquisition Proposal could reasonably be expected to result in a Superior Proposal, (C) if after giving prior written notice to Parent and Merger Sub and entering into a customary confidentiality agreement on terms not materially less favorable to the Company than those contained in the Confidentiality Agreement and (D) if there has been no previous violation of this

Section 6.05(a) with respect to such Acquisition Proposal. For purposes of this Agreement, a "Superior Proposal" means any bona fide written proposal, not solicited, initiated or encouraged in violation of this Section 6.05, made by a third person to acquire, directly or indirectly, for consideration consisting of cash and/or securities, all of the equity securities of the Company entitled to vote generally in the election of directors or all or substantially all of the consolidated assets of the Company and its Subsidiaries, that does not contain a financing condition, if and only if, the Board reasonably determines (after consulting with independent legal counsel (who may be the Company's regularly engaged independent legal counsel) and its financial advisor) (x) that the proposed transaction would be more favorable to its stockholders than the Merger and (y) that the person or entity making such Superior Proposal is capable of consummating such Acquisition Proposal (after considering, among other things, the expectation of obtaining required regulatory approvals and the identity and background of such person). Without limiting the generality of the foregoing, the Company acknowledges and agrees that any action taken by or through any officer, director, agent, investment banker or attorney of the Company or its Subsidiaries that is inconsistent with this Section 6.05(a), whether or not such person is purporting to act on behalf of the Company or its Subsidiaries, shall be deemed a breach of this Section 6.05(a) by the Company for all purposes of this Agreement.

     (b) Prior to the Effective Time, the Company shall not (x) approve, endorse or recommend any Acquisition Proposal, or (y) enter into any letter of intent or similar document or any agreement or contract for, contemplating or otherwise relating to, any Acquisition Proposal (except for a Confidentiality Agreement referred to in Section 6.05(a)(C) and neither the Board nor any committee thereof shall withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub, the approval or recommendation by the Board or any such committee of this Agreement or the Merger. Notwithstanding the foregoing, in the event that, prior to the Effective Time, in connection with an Acquisition Proposal, the Board determines in good faith (i) after consultation with independent legal counsel (who may be the Company's regularly engaged independent legal counsel), that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law and (ii) that an Acquisition Proposal constitutes a Superior Proposal, the Board may withdraw or modify its approval or recommendation of the Merger.

     (c) The Company shall, and shall direct or cause its directors, officers, employees, representatives and agents to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to any Acquisition Proposal.

     (d) The Company shall promptly, but in any event within 24 hours of such occurrence, advise Parent orally and in writing of (i) the receipt of any Acquisition Proposal or any request for information with respect to any Acquisition Proposal, the material terms and conditions of such Acquisition Proposal or request and the identity of the person or entity making such Acquisition Proposal or request, (ii) any changes in any such Acquisition Proposal or request and (iii) the determination by the Board that an Acquisition Proposal is a Superior Proposal, including the reasons for such determination, with the intent of enabling the Parent to make a Revised Offer (as defined in Section 6.05(f) below). The Company shall furnish Parent with copies of any written information provided to the Company by any person relating to an Acquisition Proposal. The Company will promptly provide to Parent any material information concerning the Company provided to any person or entity relating to the Acquisition Proposal which was not previously provided to the Parent.

     (e) The Company agrees, not to release any third party from, or waive any provision of, any confidentiality or standstill agreement to which the Company is a party.

     (f) Within two (2) Business Days after receipt of the notice contemplated in Section 6.05(d)(iii) above, the Parent may, in its discretion, submit a matching offer to the Company (the "Revised Offer"). The Board shall consider the Revised Offer in good faith and determine, after consultation with independent legal counsel (who may be the Company's regularly engaged independent legal counsel) and its financial advisor, whether the Acquisition Proposal is a Superior Proposal relative to the Revised Offer. If the Board concludes that the Acquisition Proposal is no longer a Superior Proposal relative to the Revised Offer, this Agreement shall be amended by the parties to reflect the terms of the Revised Offer.

     SECTION 6.06.  Directors' and Officers' Indemnification and Insurance.

     (a) From and after the Effective Time, Parent and the Surviving Corporation shall jointly and severally, to the fullest extent permitted under applicable law, indemnify, defend and hold harmless, each present and former director, officer or employee of the Company and its Subsidiary (collectively, the "Indemnified Parties") against any costs or expenses (including attorneys'
fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, with respect to any acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in the Company's certificate of incorporation or by-laws or any applicable contract or agreement as in effect on the date hereof, accurate and complete copies of which contracts and agreements have been provided to the Parent prior to the date hereof, in each case for a period of six years after the date hereof; provided, however, this provision shall not operate to extend the term of any indemnification provided under any applicable contract or agreement. In the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim shall continue until the disposition of such claim.

     (b) The Surviving Corporation, Parent or the Company (with the prior written consent of Parent) shall purchase a "tail" policy under the Company's existing directors' and officers' insurance policy that (i) has an effective term of six years from the Effective Time, (ii) covers those Persons who are currently covered, or will be covered on or prior to the Effective Time, by the Company's directors' and officers' insurance policies in effect on the date hereof with respect to matters occurring on or prior to the Effective Time and
(iii) contains terms and conditions (including without limitation coverage amounts) that are not materially less favorable in the aggregate as the terms and conditions of the Company's directors' and officers' insurance policies in effect on the date hereof; provided, however, Parent, Surviving Corporation or Company (with the prior written consent of the Parent), as the case may be, shall be entitled to reduce the term of coverage, if necessary, to a term of coverage that can be obtained for a premium equal to $1,562,500 plus any unearned premium actually refunded or credited to the Surviving Corporation or Parent with respect to the Company's existing directors' and officers' insurance policies. In the event that Parent or Surviving Corporation obtains insurance hereunder from a carrier or carriers other than the Company's existing carriers, such carrier or carriers shall be reasonably comparable to the Company's existing carriers in all material respects. Notwithstanding the foregoing, the Surviving Corporation or Parent, as the case may be, shall not be liable for any negative change in such coverage that is attributable to a market change in the types of coverage or levels of coverage generally available for similarly situated insureds.

     (c) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.06.

     (d) The rights of each Indemnified Party under this Section 6.06 shall be enforceable by, and are intended to benefit, each Indemnified Party.

     SECTION 6.07. Notification of Certain Matters. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of
(a) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which reasonably could be expected to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect and (b) any failure of the Company, Parent or Merger Sub, as the case may be, to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.07 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

     SECTION 6.08. Public Announcements. Parent and the Company agree that no public release or announcement concerning the Merger shall be issued by either party without the prior consent of the other party (which consent shall not be unreasonably withheld), except as such release or announcement may be required by Law or the rules or regulations of any United States or non-United States securities exchange, in which case the party required to make the release or announcement shall use its best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

     SECTION 6.09. Tax Opinion Matters. Each party shall cooperate with each other in obtaining the opinions of Mintz Levin Cohen Ferris Glovsky and Popeo PC and Morgan, Lewis & Bockius LLP described in Sections 7.02(f) and 7.03(c).

     SECTION 6.10. Affiliates. Promptly after execution and delivery of this Agreement, the Company shall deliver to Parent a letter identifying all persons who, in the opinion of the Company, may be deemed at the time this Agreement is submitted for adoption by the stockholders of the Company, "affiliates" of the Company for purposes of Rule 145 under the Securities Act, and such list shall be updated as necessary to reflect changes from the date thereof. The Company shall use reasonable best efforts to cause each person identified on such list to deliver to Parent not less than 30 days prior to the Effective Time, a written agreement in a form to be agreed to by the Parties (an "Affiliate Agreement"). Promptly after execution and delivery of this Agreement, Parent shall deliver to the Company a letter identifying all persons who, in the opinion of Parent, may be deemed "affiliates" of Parent for purposes of Rule 145 under the Securities Act, and such list shall be updated as necessary to reflect changes from the date hereof.

     SECTION 6.11. Tax-free Reorganization. Prior to the Effective Time, each party shall use its best efforts to cause the Merger to qualify as a reorganization under Section 368(a) of the Code, and will not take any action reasonably likely to cause the Merger not so to qualify. Parent shall not take, or cause the Surviving Corporation to take, any action after the Effective Time reasonably likely to cause the Merger not to qualify as a reorganization under
Section 368(a) of the Code. Accordingly, the parties to this Agreement hereby adopt this Agreement as "a plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations.

     SECTION 6.12.  Comparability of Employee Benefits.

     (a) Following the Effective Time and for a period of nine (9) months thereafter, Parent shall provide or shall cause the Surviving Corporation to provide, to all individuals who are employees of the Company at the Effective Time and whose employment will continue following the Effective Time (the "Assumed Employees") with: (i) compensation, employee benefits, and terms and conditions of employment that are substantially similar, in the aggregate, as Parent provides to similarly-situated employees of Parent; (ii) compensation, employee benefits, and terms and conditions of employment that are substantially similar, in the aggregate, to those of the Company as in effect immediately prior to the Effective Time; or (iii) a combination of clauses (i) and (ii); provided that such compensation, employee benefits, and terms and conditions of employment are substantially similar, in the aggregate, to those in effect for the Assumed Employees immediately prior to the Effective Time. Following the Effective Time, to the extent permitted by Law and applicable tax qualification requirements, and subject to any generally applicable break in service or similar rule, and the approval of any insurance carrier, third party provider or the like with commercially reasonable efforts of Parent, each Assumed Employee shall receive service credit for purposes of eligibility to participate and vesting (but not for benefit accrual purposes) for employment, compensation, and employee benefit plan purposes with the Company prior to the Effective Time. Notwithstanding any of the foregoing to the contrary, none of the provisions contained herein shall operate to duplicate any benefit provided to any Assumed Employee or the funding of any such benefit. Parent and the Surviving Corporation will also cause all (A) pre-existing conditions and proof of insurability provisions, for all conditions that all Assumed Employees and their covered dependents have as of the Closing, and (B) waiting periods under each plan that would otherwise be applicable to newly hired employees to be waived in the case of clause (A) or clause (B) with respect to Assumed Employees to the same extent waived or satisfied under the Plans; provided that nothing in this sentence shall limit the ability of Parent or the Surviving Corporation from amending or entering into new or different employee benefit plans or arrangements provided such plans or arrangements treat the Assumed Employees in a substantially similar manner as employees of Parent or the Surviving Corporation, as applicable, are treated. Notwithstanding the foregoing, nothing in this Section guarantees continued employment for any Assumed Employee after the Effective Time.

     (b) Parent and the Surviving Corporation will give each Assumed Employee credit, for purposes of Parent's and the Surviving Corporation's vacation and/or other paid leave benefit programs, for such employees accrued and unpaid vacation and/or paid leave balance as of the Effective Time.

     SECTION 6.13. Further Assurances. Between the date hereof and the Effective Time, the Company agrees to use its commercially reasonable efforts to deliver such documents and instruments and take such actions as the Parent reasonably requests in connection with the agreements set forth on Section 6.13 of the Company Disclosure Schedule.

     SECTION 6.14. HSR Act. At least 10 days prior to the anticipated mailing date of the Proxy Statement to the stockholders of the Company, Parent shall determine in consultation with the Company whether to file notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules promulgated thereunder ("HSR Act"). In the event that Parent determines that filing is required pursuant to the HSR Act, Parent and the Company will file the notification forms required thereunder in connection with these transactions and will request early termination of the waiting period.

                                  ARTICLE VII

                            CONDITIONS TO THE MERGER

     SECTION 7.01. Conditions to the Merger. The obligations of each party to effect the Merger shall be subject to the satisfaction, at or prior to the Effective Time, of the following conditions:

          (a) Stockholder Approval. This Agreement shall have been approved and adopted by the affirmative vote of the stockholders of the Company to the extent required by Delaware Law and the certificate of incorporation of the Company;

          (b) No Injunctions or Restraints. No Law entered, enacted, promulgated, enforced or issued by any court or other Governmental Authority of competent jurisdiction or other legal restraint or prohibition (collectively, "Restraints") shall be in effect (i) preventing or prohibiting consummation of the Merger, (ii) prohibiting or limiting the ownership or operation by the Company or Parent and their respective Subsidiaries of any material portion of the business or assets of the Company or Parent and their respective Subsidiaries taken as a whole, or compelling the Company or Parent and their respective Subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company or Parent and their respective Subsidiaries, taken as a whole, as a result of the Merger, or (iii) which otherwise is likely to have a Company Material Adverse Effect or a Parent Material Adverse Effect; provided, however, that each of the parties shall have used its commercially reasonable efforts to prevent the entry of any such Restraints and to appeal as promptly as possible any such Restraints that may be entered;

          (c) Registration Statement Effective. The Registration Statement shall have been declared effective, and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC;

          (d) NASDAQ Listing. The shares of Parent Common Stock to be issued in the Merger shall have been authorized for listing on the Nasdaq National Market, subject to official notice of issuance; and

          (e) Government Approvals. All necessary licenses, permits, consents or approvals of or from Governmental Authorities or other third parties (including the expiration or termination of any applicable waiting periods under the HSR Act) shall have been obtained.

     SECTION 7.02. Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or, if permitted by applicable Law, waiver of the following further conditions:

          (a) (i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time; (ii) each of the representations and warranties of the Company contained in this Agreement which is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date hereof and at and as of the Effective Time as if made at and as of such time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date; and (iii) Parent shall have received a certificate signed by an executive officer of the Company to the foregoing effect;

          (b) at any time after the date of this Agreement there shall not have occurred a Company Material Adverse Effect;

          (c) there shall not be pending any action or proceeding having a reasonable likelihood of success by or before any Governmental Authority or a court of competent jurisdiction, nor shall there be in effect any judgment, decree or order of any Governmental Authority or court of competent jurisdiction, in either case, seeking to make materially more costly the Merger, or seeking to obtain material damages in connection with the Merger, or seeking to prohibit or limit the ownership or operation by the Company or Parent and their respective Subsidiaries of any material portion of the business or assets of the Company or Parent and their respective Subsidiaries taken as a whole, or compelling the Company or Parent and their respective Subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company or Parent and their respective Subsidiaries, taken as a whole, as a result of the Merger;

          (d) Parent shall have received from Mintz Levin Cohen Ferris Glovsky and Popeo PC on or before the date the Form S-4 shall become effective and, subsequently, on the Closing Date, a written opinion dated as of such dates, based on appropriate representations of the Company and Parent in the form provided, to the effect that (i) the Merger will qualify as a "reorganization," within the meaning of Section 368(a) of the Code, and
     (ii) the Company, Parent and Merger Sub will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Merger;

          (e) The Company shall have obtained the consents set forth on Section
     7.02 of the Company Disclosure Schedule;

          (f) appraisal rights shall not have been exercised by holders of more than 7.5% of the outstanding voting shares of the Company; and

          (g) Robert J. Towarnicki, Brian J. Hayden and Rifat Pamukcu shall have entered into a Consulting Agreement in form and substance satisfactory to Parent, the primary terms of which are set forth in Exhibit B hereto; provided, however, in the event of the death of any of the foregoing prior to the Effective Time or if any of the foregoing suffers from a continuing disability that at the Effective Time is reasonably expected to prevent that person from fulfilling his duties thereunder, this closing condition shall be deemed satisfied with respect to such person.

     SECTION 7.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction or, if permitted by applicable Law, waiver of the following further conditions:

          (a) (i) Parent and Merger Sub shall have performed in all material respects all of their respective obligations hereunder required to be performed by them at or prior to the Effective Time; (ii) each of the representations and warranties of Parent contained in this Agreement which is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date hereof and at and as of the Effective Time as if made at and as of such time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date; and (iii) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect;

          (b) at any time after the date of this Agreement, there shall not have occurred a Parent Material Adverse Effect; and

          (c) the Company shall have received from Morgan, Lewis & Bockius LLP on or before the date the Form S-4 shall become effective and, subsequently, on the Closing Date, a written opinion dated as of such dates, based on appropriate representations of the Company and Parent in the form provided, to the effect that (i) the Merger will qualify as a "reorganization," within the meaning of Section 368(a) of the Code, and (ii) the Company, Parent and Merger Sub will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Merger.

                                  ARTICLE VIII

                       TERMINATION, AMENDMENT AND WAIVER

     SECTION 8.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated hereby by the stockholders of the Company:

          (a) by written consent duly authorized by the Boards of Directors of each of Parent, Merger Sub and the Company;

          (b) by any of Parent, Merger Sub or the Company if (i) the Effective Time shall not have occurred on or before August 6, 2003; provided that the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; or (ii) there shall be any Law that makes consummation of the Merger illegal or otherwise prohibited or if any court of competent jurisdiction or Governmental Authority shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

          (c) by the Parent, if the Board withdraws, modifies or changes its recommendation of this Agreement or the Merger after receiving a Superior Proposal and determining in good faith, after consultation with independent legal counsel (who may be the Company's regularly engaged independent legal counsel), that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable law;

          (d) by the Company, if the Board withdraws, modifies or changes its recommendation of this Agreement or the Merger after receiving a Superior Proposal and determining in good faith, after consultation with independent legal counsel (who may be the Company's regularly engaged independent legal counsel), that the failure to take such action could reasonably be expected to constitute a breach of its fiduciary duties under applicable Law, provided that the Company has complied with the provisions of Section 6.05 hereof; provided, however, that any termination of this Agreement by the Company pursuant to this Section 8.01(d) shall not be effective until the Company has made payment of the full fee required by Section 8.03(a) hereof;

          (e) by either Parent or the Company, if the Stockholders' Meeting shall have been held and the stockholders of the Company shall have failed to approve and adopt this Agreement at such meeting;

          (f) by the Company, upon a breach of any representation, warranty, or agreement set forth in this Agreement such that the condition set forth in
     Section 7.03(a) would not be satisfied (a "Terminating Parent Breach"); provided, however, that if such Terminating Parent Breach is curable by Parent through the exercise of its best efforts and Parent continues to exercise such best efforts, the Company may not terminate this Agreement under this Section 8.01(f) for a period of 30 days from the date on which the Company delivers to Parent written notice setting forth in reasonable detail the circumstances giving rise to such Terminating Parent Breach; or

          (g) by Parent, upon a breach of any representation, warranty, or agreement set forth in this Agreement such that the condition set forth in
     Section 7.02(a) would not be satisfied (a "Terminating Company Breach"); provided, however, that, if such Terminating Company Breach is curable by the Company through the exercise of its best efforts and the Company continues to exercise such best efforts, Parent may not terminate this Agreement under this Section 8.01(g) for a period of 30 days from the date on which Parent delivers to the Company written notice setting forth in reasonable detail the circumstances giving rise to such Terminating Company Breach.

     SECTION 8.02. Effect of Termination. Except as provided in Section 9.01 and Section 8.03, in the event of the termination of this Agreement pursuant to
Section 8.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Parent, Merger Sub or the Company or any of their respective officers or directors and all rights and obligations of any party hereto shall cease; provided, however, if such termination shall result from the willful (i) failure of either party to fulfill a condition to the performance of the obligations of the other party or (ii) failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of Sections 8.02, 8.03, 9.04, 9.05, 9.07 and
9.08 shall survive any termination hereof pursuant to Section 8.01.

     SECTION 8.03.  Fees and Expenses.

     (a) The Company shall pay Parent a fee of $1,250,000 (the "Termination Fee"), if this Agreement is terminated:

          (i) pursuant to 8.01(c) or (d);

          (ii) pursuant to Section 8.01(e) and an Acquisition Proposal shall have been proposed prior to such termination (which shall not have been withdrawn prior to such termination) and the transaction contemplated by such Acquisition Proposal shall have been consummated within 9 months of such termination; or

          (iii) pursuant to Section 8.01(g) and an Acquisition Proposal shall have proposed prior to such termination (which shall not have been withdrawn prior to such termination) and the transaction contemplated by such Acquisition Proposal shall have been consummated within 9 months of such termination.

     (b) Any payment required to be made pursuant to Section 8.03(a) shall be made as promptly as practicable but not later than five business days after the final determination by Parent of such amount and shall be made by wire transfer of immediately available funds to an account designated by Parent.

     (c) Except as set forth in this Section 8.03, all costs and expenses incurred in connection with this Agreement and the Merger shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

     (d) In the event that the Company shall fail to pay the Termination Fee when due, the Company shall pay to the Parent the Termination Fee and the costs and expenses actually and reasonably incurred or accrued by Parent and its affiliates (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of this Section 8.03, together with interest on such unpaid Termination Fee, commencing on the date that the Termination Fee became due, at a rate equal to the prime rate of interest publicly announced by The Wall Street Journal, Eastern Edition, from time to time.

     SECTION 8.04. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided that, after the adoption of this Agreement by the stockholders of the Company, no amendment may be made which would reduce the amount or change the type of consideration to be received by the stockholders of the Company pursuant to the Merger absent any required stockholder approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     SECTION 8.05. Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto and (c) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or earlier termination.

     SECTION 9.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 9.02):

     if to Parent or Merger Sub:

     OSI Pharmaceuticals Inc.
     58 South Service Road, Suite 110
     Melville, New York 11747
     Facsimile No: (631) 293-2218
     Attention: Barbara A. Wood, Esq.

     with a copy to:


     Mintz Levin Cohn Ferris Glovsky and Popeo PC
     The Chrysler Center
     666 Third Avenue
     New York, New York 10017
     Facsimile No: (212) 983-3115
     Attention: Joel I. Papernik, Esq.


     if to the Company:


     Cell Pathways, Inc.
     702 Electronic Drive
     Horsham, Pennsylvania 19044
     Facsimile No: (215) 706-3806
     Attention: Robert J. Towarnick

     with a copy to:


     Morgan, Lewis & Bockius LLP
     1701 Market Street
     Philadelphia, Pennsylvania 19103
     Facsimile No: (215) 963-5001
     Attention: Peter S. Sartorius, Esq.

     SECTION 9.03. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Merger be consummated as originally contemplated to the fullest extent possible.

     SECTION 9.04. Entire Agreement; Assignment. This Agreement (including the Exhibits and the Parent and the Company Disclosure Schedules which are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), except that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to any affiliate of Parent, provided that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

     SECTION 9.05. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 6.06 (which is intended to be for the benefit of the persons covered thereby and may be enforced by such persons).

     SECTION 9.06. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     SECTION 9.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any court within the State of Delaware. The parties hereto hereby
(a) submit to the exclusive jurisdiction of any state or federal court sitting within the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Merger may not be enforced in or by any of the above-named courts.

     SECTION 9.08. Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Merger. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the Merger, as applicable, by, among other things, the mutual waivers and certifications in this Section 9.08.

     SECTION 9.09. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.10. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          OSI PHARMACEUTICALS, INC.

                                          By    /s/ COLIN GODDARD, PH.D.
                                           -------------------------------------
                                            Name: Colin Goddard, Ph.D.
                                            Title: Chief Executive Officer

                                          CP MERGER CORPORATION

                                          By    /s/ COLIN GODDARD, PH.D.
                                           -------------------------------------
                                            Name: Colin Goddard, Ph.D.
                                            Title: President

                                          CELL PATHWAYS, INC.

                                          BY   /s/ ROBERT J. TOWARNICKI
                                          -------------------------------------
                                          NAME: ROBERT J. TOWARNICKI
                                          TITLE: CHIEF EXECUTIVE OFFICER

                                                                       EXHIBIT A

                            PLEASE REFER TO ANNEX B
                       OF THIS PROXY STATEMENT/PROSPECTUS

                                                                       EXHIBIT B

                   CERTAIN TERMS OF THE CONSULTING AGREEMENTS

     Mr. Towarnicki and Mr. Hayden will receive Consulting Agreements with OSI to facilitate the interim management of Cell Pathways' operations and the transition, integration, and transfer of Cell Pathways' assets to OSI Pharmaceuticals. The term of each Consulting Agreement will be eighteen (18) months beginning on the Effective Date. In consideration for this commitment, OSI has agreed to pay Mr. Towarnicki $200,000 and Mr. Hayden $150,000. In addition, and following the successful transition of assets to OSI, the Company will give due consideration to the forgiveness of loans to Mr. Towarnicki and Mr. Hayden totaling approximately $950,000 outstanding.

     Mr. Pamukcu will receive a Consulting Agreement for a term of three (3) years beginning on the Effective Date. In consideration of this commitment, OSI has agreed to pay Mr. Pamukcu $20,000 per month for the first 8-10 months (i.e., the period through completion of the Phase II trial of CP-461 in the IBD indication); $10,000 per month for the next 2-4 months (i.e. through the end of the first year of the term); and $5,000 per month for the second and third years of the term of the Consulting Agreement. In connection with his execution and delivery of the Consulting Agreement, OSI shall also pay to Mr. Pamukcu either
(i) 8,000 shares of the common stock of OSI plus a cash payment equal to all taxes payable with respect thereto or (ii) the cash equivalent of the value of the OSI shares and the cash set forth in clause (i).

                                                                         ANNEX B

                   FORM OF CONTINGENT VALUE RIGHTS AGREEMENT

     CONTINGENT VALUE RIGHTS AGREEMENT, dated [            ] 2003, by and among
OSI Pharmaceuticals, Inc. ("Parent"), a Delaware corporation, and The Bank of New York, a New York banking corporation, as Rights Agent (the "Rights Agent"), in favor of each person (a "Holder") who from time to time holds one or more Contingent Value Rights (the "CVRs") to receive a number of shares of Parent common stock, $0.01 par value per share (the "Parent Common Stock"), in the amounts and subject to the terms and conditions set forth herein. A registration statement on Form S-4 (No. 333- ) (the "Registration Statement") with respect to, among other securities, the CVRs, has been prepared and filed by Parent with the Securities and Exchange Commission (the "Commission") and has become effective in accordance with the Securities Act of 1933 (the "Act"). This Agreement is entered into in connection with the Agreement and Plan of Merger (the "Merger Agreement") dated as of February 7, 2003 by and among Parent, CP Merger Corporation ("Merger Sub"), and Cell Pathways, Inc. (the "Company"), which sets forth the initial allocation of a CVR for 0.0400 shares of Parent Common Stock for each outstanding share of Company Common Stock (as defined in the Merger Agreement).

     SECTION 1. Appointment of Rights Agent. Parent hereby appoints the Rights Agent to act as agent for the Holders in accordance with the instructions set forth herein, and the Rights Agent hereby accepts such appointment, upon the terms and conditions hereinafter set forth.

     SECTION 2.  Form of CVR Certificate.

          2.1 The CVRs shall be evidenced by certificates (the "CVR Certificates"), substantially in the form set forth in Exhibit A hereto. The CVR Certificates may have such letters, numbers, or other marks of identification or designation and such legends, summaries, or endorsements printed, lithographed, or engraved thereon as Parent may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with applicable law or with any rule or regulation made pursuant thereto.

          2.2 The CVR Certificates shall be executed on behalf of Parent by the manual or facsimile signature of the present or any future President or Vice President of Parent, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of Parent. CVR Certificates shall be dated as of the date of the initial issuance thereof or the date of any subsequent transfer, as the case may be.

     SECTION 3.  Registration.

          3.1 The Rights Agent shall maintain the books and records for the registration, and the registration of transfer, of the CVR Certificates in which shall be registered the names and addresses of the Holders of the CVRs evidenced by the CVR Certificates in registered form and the certificate numbers and denominations of such CVR Certificates.

          3.2 Prior to transfer of the CVR Certificates as provided for herein, Parent and the Rights Agent may deem and treat the registered Holder thereof as the absolute owner of the CVR Certificates (notwithstanding any notation of ownership or other writing thereon made by anyone other than Parent or the Rights Agent), for the purpose of the CVR Consideration (as defined herein) and for all other purposes, and neither Parent nor the Rights Agent shall be affected by any notice to the contrary.

     SECTION 4.  Payment and Exchange of CVRs.

          4.1 Milestone and Exchange Ratio. For purposes of this Agreement, "Milestone Date" means the date of the earlier to occur of (i) the filing of a new drug application ("NDA") with the U.S. Food and Drug Administration (the "FDA") for marketing in the U.S. of Aptosyn for the treatment of advanced non-small cell lung cancer in combination with Taxotere on the basis of the registration trial currently underway, (ii) the filing of an NDA with the FDA for marketing of CP-461 in the U.S. for the treatment of any indication or (iii) a determination by the Parent, in its sole discretion, that the CVRs should convert into Parent Common Stock (each a "Milestone Event"). Provided the Milestone Date occurs on or before
                 , 2008, the Holders shall be entitled to the following consideration, to be delivered by the Rights Agent in accordance with the procedures set forth herein.

             (a) On the Milestone Date, each CVR then outstanding shall automatically be converted into and become the right to receive 0.0400 shares of Parent Common Stock (the "Rights Shares").

             (b) No fractional shares of Parent Common Stock shall be issued pursuant to this Agreement. In lieu of fractional shares, each Holder who would otherwise have been entitled to a fraction of a share of Parent Common Stock hereunder (after aggregating all fractional shares to be received by such Holder), shall receive, without interest, an amount in cash (rounded to the nearest whole cent) determined by multiplying such fraction by the per share closing price of Parent Common Stock as reported by the Nasdaq National Market, or other principal market on which the Parent Stock is traded if it is not at such time listed on the Nasdaq National Market, on the trading day on which the Milestone Date occurs (or, if the Milestone Date occurs on a date that is not a trading day, on the immediately preceding trading day).

             (c) In case prior to the Milestone Date Parent shall (i) pay a stock dividend or make a distribution on or in respect of Parent Common Stock in shares of Parent Common Stock, (ii) subdivide the outstanding shares of Parent Common Stock, (iii) combine the outstanding shares of Parent Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Parent Common Stock any shares of capital stock of the Company, then, in any such case, upon a Milestone Event the Holder of a CVR shall be entitled to receive the number of shares of capital stock of Parent which Holder would have owned immediately following such action had the Milestone Event occurred immediately prior thereto (with any record date requirement being deemed to have been satisfied).

             (d) If Parent shall at any time consolidate with or merge with or into another Person, or Parent shall sell, transfer or lease all or substantially all of its assets, or Parent shall change the Parent Common Stock into property or other securities, then, in any such case, the Holder of a CVR shall thereupon (and thereafter) be entitled to receive, upon a Milestone Event, the securities or other property to which (and upon the same terms and with the same rights as) the Holder would have been entitled if the Milestone Event had occurred immediately prior to such consolidation or merger, such sale of assets or such change (with any record date requirement being deemed to have been satisfied). Parent shall take such steps in connection with such consolidation or merger, such sale of assets or such change as may be necessary to assure such Holder that the provisions of this Agreement shall thereafter be applicable in relation to any securities or property thereafter deliverable upon achievement of such Milestone Event, including, bur not limited to, obtaining a written obligation to supply such securities or property upon exercise and to be so bound by the CVRs.

             (e) The Parent Common Stock (or other securities, cash or other property) and cash in lieu of fractional shares issuable pursuant to this Section 4.1 are referred to collectively herein as the "CVR Consideration."

             (f) Upon the occurrence of each adjustment or readjustment pursuant to this Section 4.1, Parent at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of a CVR a certificate setting forth in reasonable detail the event requiring the adjustment and the amount of such adjustment.

          4.2 Exchange of Certificates. As soon as practicable after the Milestone Date, Parent shall notify the Rights Agent and the Rights Agent shall, upon being provided with the notice and instructions for surrender referred to below. promptly thereafter mail to all Holders of record of CVRs that were converted into the right to receive CVR Consideration (i) notice of the occurrence of the Milestone and (ii) instructions for surrendering their CVR Certificates in exchange for a certificate representing shares of Parent Common Stock and cash in lieu of fractional shares. Upon surrender of CVR Certificates for cancellation to the Rights Agent, together with a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss of, and title to, the CVR Certificates shall pass, only upon delivery of the CVR Certificates to the Rights Agent) and other requested documents and in accordance with the instructions thereon, the Holder of such Certificates shall be entitled to receive in exchange therefor (a) a certificate representing that number of whole shares of Parent Common Stock into which the CVRs theretofore represented by the CVR Certificates so surrendered shall have been converted pursuant to the provisions of this Agreement and (b) a check in the amount of any cash due pursuant to Section 4.1(b) or Section 4.4. No interest shall be paid or shall accrue on any such amounts. Until surrendered in accordance with the provisions of this Section, each CVR Certificate shall represent for all purposes only the right to receive CVR Consideration and, if applicable, amounts under Section 4.4. Shares of Parent Common Stock into which the CVRs shall be converted at the Milestone Date shall be deemed to have been issued on the Milestone Date. Subject to Section 6 hereof, if any certificates representing shares of Parent Common Stock are to be issued in a name other than that in which the CVR Certificate surrendered is registered, it shall be a condition of such exchange that the person requesting such exchange shall deliver to the Rights Agent all documents necessary to evidence and effect such transfer and shall pay to the Rights Agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Parent Common Stock in a name other than that of the registered Holder of the CVR Certificate surrendered, or establish to the satisfaction of the Rights Agent that such tax has been paid or is not applicable. Beginning the date which is six months following the Milestone Date, Parent shall act as the Rights Agent and thereafter any holder of an unsurrendered CVR Certificate shall look solely to Parent for any amounts to which such Holder may be due, subject to applicable law. Notwithstanding any other provisions of this Agreement, any portion of the CVR Consideration remaining unclaimed five years after the Milestone Date (or such earlier date immediately prior to such time as such amounts would otherwise escheat to, or become property of, any governmental entity) shall be returned to the Parent.

          4.3 Lost Certificates. If any CVR Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such CVR Certificate to be lost, stolen or destroyed and, if required by Parent or the Rights Agent, the posting by such person of a bond in such reasonable amount as Parent or the Rights Agent may direct as indemnity against any claim that may be made against it with respect to such CVR Certificate, the Rights Agent shall deliver in exchange for such lost, stolen or destroyed CVR Certificate (a) if prior to the Milestone Date, a new CVR Certificate of like tenor and evidencing the number of CVRs evidenced by the CVR Certificate so lost, stolen or destroyed or (b) if after the Milestone Date, the applicable certificates representing shares of Parent Common Stock, cash in lieu of fractional shares and any amounts due pursuant to Section 4.4.

          4.4 Distributions with Respect to Unexchanged Shares. No dividend or other distribution declared with respect to Parent Common Stock with a record date after the Milestone Date shall be paid to holders of unsurrendered CVR Certificates until such holders surrender such CVR Certificates. Upon the surrender of such CVR Certificates in accordance with Section 4.2, there shall be paid to such holders, promptly after such surrender, the amount of dividends or other distributions, without interest, declared with a record date after the Milestone Date and not paid because of the failure to surrender such CVR Certificates for exchange.

          4.5 Withholding Rights. Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Holder of CVRs such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by Parent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder of the CVRs in respect of which such deduction and withholding was made.

     SECTION 5.  Non-Transferability and Registration of CVRs.

          5.1 The CVRs and any interest therein may not be sold, assigned, pledged, encumbered, or in any other manner transferred or disposed of, in whole or in part, other than in accordance with Section 6 hereof.

          5.2 The CVRs and the Rights Shares have been registered under the Act pursuant to the Registration Statement declared effective under the Act. Parent covenants and agrees:

             (a) to prepare and file with the Commission such amendment and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary;

             (b) as expeditiously as possible, to register or qualify the CVRs and the Rights Shares under the securities or "Blue Sky" laws of each jurisdiction in which such registration or qualification is necessary; and

             (c) to pay all expenses of the Parent in complying with this
        Section 5.2, including, without limitation, (A) all registration and filing fees, (B) all printing expenses, (C) all fees and disbursements of counsel and independent public accountants for the Parent and (D) all National Association of Securities Dealers, Inc. ("NASD") and "Blue Sky" fees and expenses.

     SECTION 6.  Exchange, Transfer, or Assignment of CVRs.

          6.1 CVRs and any interest therein shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer (as defined herein). A "Permitted Transfer" shall mean (i) the transfer of any or all of the CVRs on death by will or intestacy; (ii) transfer by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (iii) transfers made pursuant to a court order; (iv) if the Holder is a partnership, a distribution from the transferring partnership to its partners or former partners in accordance with their partnership interests; (v) if the Holder is a limited liability company, a distribution from the distributing limited liability company to its members or former members in accordance with their interest in the limited liability company, or (vi) a transfer made by operation of law (including a consolidation or merger) or in connection with the dissolution of any corporation or other entity.

          6.2 In the event of a Permitted Transfer, CVRs may be assigned or transferred upon surrender of CVR Certificates to the Rights Agent, accompanied (if so required by Parent or the Rights Agent) by a written instrument or instruments of transfer in form satisfactory to Parent and the Rights Agent, duly executed by the registered holder or by a duly authorized representative or attorney, such signature to be guaranteed by a member of a recognized guarantee medallion program. Upon any such registration of transfer, a new CVR Certificate shall be issued to the transferee and the surrendered CVR Certificate shall be cancelled by the Rights Agent. CVR Certificates so cancelled shall be delivered by the Rights Agent to Parent from time to time or otherwise disposed of by the Rights Agent in its customary manner.

          6.3 Any transfer or assignment of CVRs shall be without charge (other than the cost of any transfer tax) to the holder and any new CVR Certificates issued pursuant to this Section 6 shall be dated the date of such transfer or assignment.

     SECTION 7. Rights of CVR Certificate Holder. The Holder of any CVR Certificate or CVR, shall not, by virtue thereof, be entitled to any rights of a stockholder of Parent, either at law or in equity, and the rights of the Holders are limited to those expressed in this Agreement.

     SECTION 8. Availability of Information. Parent will provide to the Rights Agent all information and documentation in connection with this Agreement and the CVRs that the Rights Agent may reasonably request.

     SECTION 9. Reservation of Stock. Parent covenants that it will reserve from its authorized and unissued Parent Common Stock a sufficient number of shares to provide for the issuance of Parent Common Stock pursuant to the CVRs. Parent further covenants that all shares that may be issued pursuant to the

CVRs will be free from all taxes, liens and charges in respect of the issue thereof. Parent agrees that its issuance of the CVRs shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Parent Common Stock issuable pursuant hereto and that upon issuance such shares of Parent Common Stock shall be validly issued, fully paid and non-assessable.

     SECTION 10. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which Parent and the Holders, by their acceptance hereof, shall be bound.

          10.1 The statements contained herein and in the CVR Certificates shall be taken as statements of Parent, and the Rights Agent assumes no responsibility for the correctness of any of the same except such as describe the Rights Agent or actions taken or to be taken by it. The Rights Agent assumes no responsibility with respect to the delivery of CVRs and the CVR Consideration except as herein otherwise provided.

          10.2 The Rights Agent shall not be responsible for any failure of Parent to comply with any of the covenants contained in this Agreement or in the CVR Certificates to be complied with by Parent.

          10.3 The Rights Agent shall not be responsible for (i) determining if the Milestone Date has occurred, nor (ii) assessing the amount of Transaction Expenses. Parent shall be responsible for providing this information to the Rights Agent.

          10.4 The Rights Agent may consult at any time with counsel of its own selection (who may be counsel for Parent), and the Rights Agent shall incur no liability or responsibility to Parent or to any Holder with respect to any action taken, suffered, or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel, provided that the Rights Agent shall have exercised reasonable care in the selection of such counsel.

          10.5 The Rights Agent shall incur no liability or responsibility to Parent or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document, or instrument (whether in original or facsimile form) believed by it to be genuine and to have been signed, sent, or presented by the proper party or parties. Parent agrees (i) to pay to the Rights Agent reasonable compensation for all services rendered by the Rights Agent in the execution of this Agreement and (ii) to reimburse the Rights Agent for all taxes and governmental charges, reasonable expenses, and other charges of any kind and nature incurred by the Rights Agent in connection with this Agreement. Parent shall reimburse the Rights Agent for the reasonable costs of any counsel engaged by the Rights Agent for the purposes contemplated by
     Section 10.4. The Rights Agent shall be paid any compensation or reimbursement owed to it directly.

          10.6 The Holders of at least a majority of the outstanding CVRs may direct the Rights Agent to act on behalf of the Holders in enforcing any of their rights hereunder and pursuant to the CVRs. The Rights Agent shall be under no obligation to institute any action, suit, or legal proceeding or to take any other action likely to involve material expense unless the Holders shall furnish the Rights Agent with reasonable security and indemnity satisfactory to it for any costs and expenses which may be incurred. All rights of action under this Agreement or under any of the CVR Certificates may be enforced by the Rights Agent without the possession of any of the CVR Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit, or proceeding instituted by the Rights Agent shall be brought in its name as Rights Agent, and any recovery of judgment shall be for the ratable benefit of the registered Holders, as their respective rights or interests may appear.

          10.7 The Rights Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Rights Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or willful misconduct.

          10.8 Parent agrees to indemnify Rights Agent for, and hold Rights Agent harmless against, any and all loss, liability, claim, damage or expense ("Loss") arising out of or in connection with Rights

     Agent's duties under this Agreement, including the costs and expenses of defending Rights Agent against any Loss, unless such Loss shall have been determined by a court of competent jurisdiction to be a result of Rights Agent's own gross negligence or willful misconduct. Rights Agent agrees to notify Parent in writing of any receipt of an assertion of a claim or any action commenced against Rights Agent, promptly after the receipt of notice of such assertion or having been served with the summons or other first legal process giving information as to the nature and basis of any such assertion or action. The failure to so notify Parent will not relieve Parent from liability hereunder unless prejudice is suffered by Parent as a result of such failure. At its election, Parent may assume the conduct of Rights Agent's defense in any such action or claim, at its sole cost and expense. In the event that Parent elects to assume the defense, Parent shall not be liable for fees and expenses of any counsel thereafter retained by Rights Agent except in the event Rights Agent determines that it has defenses different from those of Parent. In no case will Rights Agent be liable for special, indirect, incidental or consequential loss or damages of any kind whatsoever (including but not limited to lost profits). The obligations of Parent under this section shall survive the termination of this Agreement.

     SECTION 11.  Change of Rights Agent.

          11.1 Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Rights Agent, shall be the successor to the Rights Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          11.2 The Rights Agent may resign and be discharged from its duties under this Agreement by giving to Parent notice in writing, specifying a date when such resignation shall take effect, which notice shall be sent at least 30 days prior to the date so specified. If the Rights Agent shall resign or otherwise become incapable of acting, Parent shall appoint a successor to the Rights Agent. If no successor is appointed within 30 days of the resignation date, Rights Agent may petition a court for the appointment of a successor. After appointment the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the former Rights Agent shall deliver and transfer to the successor Rights Agent copies of all books, records, plans, and other documents in the former Rights Agent's possession relating to the CVRs or this Agreement and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Failure to give any notice provided for in this Section 11.2 or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     SECTION 12.  Termination.

          12.1 This Agreement shall terminate six months after the Milestone Date or, if the Milestone Date shall not have occurred prior to
     [          ], 2008, on such date (the "Termination Date").

          12.2 Notwithstanding the provisions of Section 12.1 above, if the Milestone Date shall have occurred prior to the Termination Date, the termination of this Agreement shall not terminate the rights of the Holders to receive the CVR Consideration from the Parent in accordance with the terms of the CVR Certificate.

     SECTION 13. Successors. All covenants and provisions of this Agreement by or for the benefit of Parent, the Rights Agent, or the Holders shall bind and inure to the benefit of their respective successors, assigns, heirs, and personal representatives.

     SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts; and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same agreement.

     SECTION 15. Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 16. Amendments. This Agreement may be amended by the written consent of Parent and the affirmative vote or the written consent of holders holding not less than a majority-in-interest of the then outstanding CVRs; provided, however, that no such modification or amendment to this Agreement may, without the consent of each Holder affected thereby, change in manner adverse to the Holders, (a) any provision contained herein with respect to termination of this Agreement or the CVRs, (b) the amount of CVR Consideration to be issued according to the terms of this Agreement to the Holders of the CVRs, or (c) the provisions of this Section 16. Notwithstanding the foregoing, Parent and the Rights Agent may from time to time supplement or amend this Agreement, without the approval of any Holder, in order to cure any ambiguity or to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provision in this Agreement, or to make any other provisions in regard to matters or questions arising under this Agreement which Parent and the Rights Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the CVRs and which shall not adversely affect the interests of the Holders.

     SECTION 17. Notices. Any notice required to be given hereunder shall be sufficient if in writing and sent by facsimile transmission, by courier or other national overnight express mail service (with proof of service), hand delivery, or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

    If to Parent:

     OSI Pharmaceuticals Inc.
     58 South Service Road, Suite 110
     Melville, New York 11747
     Facsimile No: (631) 293-2218
     Attention: Barbara A. Wood, Esq.

    If to the Rights Agent:

     The Bank of New York
     101 Barclay Street
     New York, NY 10286
     Fax: (212) 815-6979

     SECTION 18. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation, other than Parent, the Rights Agent, and the registered Holders, any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Parent, the Rights Agent, and the registered Holders.

     SECTION 19. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws. The parties hereto agree that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of, this Agreement may be brought in the United States District Court for the District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action, or proceeding and irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court or that any such suit, action, or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action, or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party in the manner provided for notices in Section 17 shall be deemed effective service of process on such party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                                          OSI PHARMACEUTICALS, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          THE BANK OF NEW YORK, as Rights Agent

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                 [FORM OF CONTINGENT VALUE RIGHTS CERTIFICATE]

                           OSI PHARMACEUTICALS, INC.

           CONTINGENT VALUE RIGHTS TO RECEIVE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT, FOR VALUE RECEIVED,                , or its permitted
assigns, is the registered holder of [               ] Contingent Value Rights
("CVRs"). Each CVR entitles the holder thereof to receive from OSI Pharmaceuticals, Inc., a Delaware corporation ("Parent"), subject to the terms and conditions set forth hereinafter and in the Continent Value Rights
Agreement, dated                , 2003, between Parent and The Bank of New York
("CVR Agreement"), 0.0400 shares (the "CVR Shares") of Parent's common stock, $0.01 par value per share (the "Common Stock") on the Milestone Date (as defined in the CVR Agreement).

     REFERENCE IS MADE TO THE PROVISIONS OF THIS CVR CERTIFICATE SET FORTH ON THE REVERSE SIDE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FRONT OF THIS CERTIFICATE.

     This CVR Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, Parent has caused this CVR Certificate to be executed by its duly authorized officer.

                                          OSI PHARMACEUTICALS, INC.

                                          By:
                                          --------------------------------------
                                            Title:

                                          Countersigned:

                                          THE BANK OF NEW YORK

                                          By:
                                          --------------------------------------
                                            Title: ----------, as Rights Agent

Dated:
------------------------------------

                                 [REVERSE SIDE]

     This CVR Certificate is subject to all of the terms, provisions and conditions of the Contingent Value Rights Agreement, dated as of
               , 2003 (the "CVR Agreement"), between Parent and the Rights Agent, to all of which terms, provisions and conditions the registered holder of the CVR consents by acceptance hereof. The CVR Agreement and certain definitions included in the Agreement and Plan of Merger, dated as of February 7, 2003 (the "Merger Agreement"), by and among Parent, CP Merger Corporation and Cell Pathways, Inc. are incorporated herein by reference and made part hereof and reference is made to the CVR Agreement and the Merger Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, Parent and the holders of the CVR Certificates. Copies of the CVR Agreement and the Merger Agreement are available for inspection at the principal office of the Rights Agent or may be obtained upon written request addressed to the Rights Agent at its principal office at
[               ].

     Parent shall not be required upon maturity of the CVRs evidenced by this CVR Certificate to issue fractional shares, but shall make adjustment therefor in cash as provided in the CVR Agreement.

     Parent has filed and caused to become effective a registration statement under the Securities Act of 1933, as amended, covering the CVRs and CVR Shares and has agreed to register or qualify the CVRs and the CVR Shares to be delivered upon maturity of the CVRs under the laws of each jurisdiction in which such registration or qualification is necessary.

     THIS CVR CERTIFICATE IS NOT TRANSFERABLE OR ASSIGNABLE OTHER THAN (1) ON DEATH BY WILL OR INTESTACY; (2) TO AN INTER VIVOS OR TESTAMENTARY TRUST IN WHICH THE CVRs ARE TO BE PASSED TO BENEFICIARIES UPON THE DEATH OF THE TRUSTEE, (3) PURSUANT TO A COURT ORDER; (4) IF THE HOLDER IS A PARTNERSHIP, FROM THE TRANSFERRING PARTNERSHIP TO ITS PARTNERS OR FORMER PARTNERS IN ACCORDANCE WITH THEIR PARTNERSHIP INTERESTS; (5) IF THE HOLDER IS A LIMITED LIABILITY COMPANY, FROM THE DISTRIBUTING LIMITED LIABILITY COMPANY TO ITS MEMBERS OR FORMER MEMBERS IN ACCORDANCE WITH THEIR INTEREST IN THE LIMITED LIABILITY COMPANY, OR (6) BY OPERATION OF LAW (INCLUDING A CONSOLIDATION OR MERGER) OR IN CONNECTION WITH THE DISSOLUTION OF ANY CORPORATION OR OTHER ENTITY.

     The holder of this CVR Certificate shall not, by virtue hereof, be entitled to any of the rights of a stockholder in Parent, either at law or in equity, and the rights of the holder are limited to those expressed in the CVR Agreement.

     Every holder of this CVR Certificate, by accepting the same, consents and agrees with Parent, the Rights Agent and with every other holder of a CVR Certificate that Parent and the Rights Agent may deem and treat the person in whose name this CVR Certificate is registered as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone other than Parent or the Rights Agent) for all purposes whatsoever and neither Parent nor the Rights Agent shall be affected by any notice to the contrary.

     This CVR Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     The CVR Agreement and this CVR Certificate shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM, as tenants in common

TEN ENT, as tenants by the entireties

JT TEN, as joint tenants with right of survivorship and not as tenants in common

COM PROP, as community property

UNIF GIFT MIN ACT,                Custodian                (Cust) (Minor) under
Uniform Gifts to Minors Act                (State)

Additional abbreviations may also be used though not in the above list.

For value received                hereby sell, assign and transfer unto
               Shares represented by the within Certificate, and do hereby
irrevocably constitute and appoint                Attorney to transfer the said
Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
--------------------------------------------------

In the presence of
-------------------------------------
-------------------------------------

                                                                         ANNEX C

                    [LETTERHEAD OF CIBC WORLD MARKETS CORP.]

                                          February 6, 2003

The Board of Directors
Cell Pathways, Inc.
702 Electronic Drive
Horsham, Pennsylvania 19044

Members of the Board:

     You have asked CIBC World Markets Corp. ("CIBC World Markets") to render a written opinion ("Opinion") to the Board of Directors of Cell Pathways, Inc. ("Cell Pathways") as to the fairness, from a financial point of view, to the holders of the common stock of Cell Pathways of the Merger Consideration (as defined below) provided for in an Agreement and Plan of Merger to be entered into among OSI Pharmaceuticals, Inc. ("OSI"), CP Merger Corporation, a wholly owned subsidiary of OSI ("Merger Sub"), and Cell Pathways (the "Merger Agreement"). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Cell Pathways (the "Merger") pursuant to which each outstanding share of the common stock, par value $0.01 per share, of Cell Pathways ("Cell Pathways Common Stock") will be converted into the right to receive (i) 0.0567 of a share of the common stock, par value $0.01 per share, of OSI ("OSI Common Stock") and (ii) a five-year contingent value right ("CVR") for ..0400 of a share of OSI Common Stock upon the occurrence of specified milestones relating to certain product candidates of Cell Pathways as more fully described in the form of CVR attached as an exhibit to the Merger Agreement (collectively, the "Merger Consideration").

     In arriving at our Opinion, we:

          (a) reviewed a draft dated February 6, 2003 of the Merger Agreement and form of CVR attached as an exhibit thereto;

          (b) reviewed audited financial statements of Cell Pathways for the fiscal years ended December 31, 1999, December 31, 2000 and December 31, 2001 and audited financial statements of OSI for the fiscal years ended September 30, 2000, September 30, 2001 and September 30, 2002;

          (c) reviewed unaudited financial statements of Cell Pathways for the fiscal year ended December 31, 2002 and discussed with the management of OSI estimated financial results for OSI for the three-month period from September 30, 2002 through December 31, 2002;

          (d) reviewed financial forecasts relating to Cell Pathways and OSI prepared by the management of Cell Pathways and discussed with us by the managements of Cell Pathways and OSI;

          (e) reviewed historical market prices and trading volume for Cell Pathways Common Stock and OSI Common Stock;

          (f) held discussions with the senior managements of Cell Pathways and OSI with respect to the businesses and prospects of Cell Pathways and OSI, including, in the case of Cell Pathways, the liquidity needs of, and capital resources available to, Cell Pathways and the potential strategic and operational benefits to Cell Pathways of the Merger;

          (g) contacted, at the direction of Cell Pathways, selected third parties to solicit indications of interest in a possible acquisition of or investment in Cell Pathways and held discussions with the management of Cell Pathways as to the results of its solicitation of third parties regarding a possible acquisition of or investment in Cell Pathways and exploration of other strategic and financial alternatives;

The Board of Directors
Cell Pathways, Inc.
February 6, 2003
Page  2

          (h) reviewed and analyzed certain publicly available financial data for selected companies we deemed comparable to Cell Pathways and OSI;

          (i) reviewed the premiums paid, based on publicly available information, in transactions with transaction values comparable to the Merger;

          (j) analyzed the estimated liquidation value of Cell Pathways using certain assumptions and estimates provided to or discussed with us by the management of Cell Pathways as to the current market value of Cell Pathways' assets and the amount of Cell Pathways' liabilities;

          (k) analyzed the estimated present value of the unlevered, after-tax free cash flows and estimated present value of the future trading price of OSI using financial forecasts, including certain assumptions of future performance contained therein, prepared by the management of Cell Pathways and discussed with us by the managements of Cell Pathways and OSI;

          (l) reviewed certain potential pro forma financial effects of the Merger on OSI based on financial forecasts prepared by the management of Cell Pathways and discussed with us by the managements of Cell Pathways and OSI;

          (m) reviewed public information concerning Cell Pathways and OSI; and

          (n) performed such other analyses and reviewed such other information as we deemed appropriate.

     In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Cell Pathways, OSI and their respective employees, representatives and affiliates. With respect to financial forecasts relating to Cell Pathways and OSI which were prepared by the management of Cell Pathways and discussed with us by the managements of Cell Pathways and OSI, we have assumed at the direction of the management of Cell Pathways, without independent verification or investigation, that such financial forecasts were reasonably prepared on bases reflecting the best available information, estimates and judgments of the management of Cell Pathways as to the future financial condition and operating results of Cell Pathways and OSI and the other matters covered thereby. We have relied, at the direction of the managements of Cell Pathways and OSI, without independent verification or investigation, upon the assessments of the managements of Cell Pathways and OSI as to the existing and future technology and product candidates of Cell Pathways and OSI and the risks associated with such technology and product candidates. We also have relied, at the direction of the management of Cell Pathways, without independent verification or investigation, upon the assessments of the management of Cell Pathways as to the probability that the future financial results reflected in the financial forecasts prepared by the management of Cell Pathways with respect to Cell Pathways and OSI (including, without limitation, the estimated revenue expected to be generated from product candidates of Cell Pathways and OSI) will be realized and, if realized, the amount and timing thereof. We have assumed, with the consent of Cell Pathways, that the Merger will be treated as a reorganization for federal income tax purposes. We also have assumed, with the consent of Cell Pathways, that the Merger will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party consents and approvals for the Merger, no limitations, restrictions or conditions will be imposed that would have an adverse effect on Cell Pathways, OSI or the contemplated benefits of the Merger. In addition, representatives of Cell Pathways have advised us, and we therefore have assumed, that the final terms of the Merger Agreement (including the CVR attached as an exhibit thereto) will not vary materially from those set forth in the draft reviewed by us. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Cell Pathways or OSI. We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of Cell Pathways or OSI,

The Board of Directors
Cell Pathways, Inc.
February 6, 2003
Page  3

or the prices at which OSI Common Stock or the CVRs will trade or otherwise be transferable at any time. We express no view as to, and our Opinion does not address, the underlying business decision of Cell Pathways to effect the Merger nor does our Opinion address the relative merits of the Merger as compared to any alternative business strategies that might exist for Cell Pathways or the effect of any other transaction in which Cell Pathways might engage. Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.

     As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

     We have acted as financial advisor to the Board of Directors of Cell Pathways with respect to the Merger and this Opinion and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We also will receive a fee upon the delivery of this Opinion. In the ordinary course of business, CIBC World Markets and its affiliates may actively trade the securities of Cell Pathways and OSI for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the holders of Cell Pathways Common Stock. This Opinion is for the use of the Board of Directors of Cell Pathways in its evaluation of the Merger and does not constitute a recommendation as to how any stockholder should vote or act with respect to any matters relating to the Merger.

                                          Very truly yours,

                                          /s/ CIBC WORLD MARKETS CORP.

                                          CIBC WORLD MARKETS CORP.

The Board of Directors
Cell Pathways, Inc.
February 6, 2003
Page  4

                                                                         ANNEX D

              SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

                      THE DELAWARE GENERAL CORPORATION LAW

SECTION 262 APPRAISAL RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec. 251 (other than a merger effected pursuant to sec. 251(g) of this title), sec. 252, sec. 254, sec. 257, sec. 258, sec. 263 or sec. 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of sec. 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec.sec. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to sec. 228 or sec. 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within twenty days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded such stockholder's appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                 REVOCABLE PROXY
                               CELL PATHWAYS, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         SPECIAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 2003

      The undersigned stockholder of Cell Pathways, Inc. ("Cell Pathways"), revoking all prior proxies, hereby appoints Robert J. Towarnicki and Brian J. Hayden, or either of them acting singly, proxies, with full power of substitution to vote all shares of capital stock of Cell Pathways which the undersigned is entitled to vote at the special meeting of stockholders to be held on Tuesday, June 10, 2003 at 9:00 a.m., local time, at the Philadelphia Marriott West located at 111 Crawford Avenue, West Conshohocken, Pennsylvania, upon matters set forth in the Notice of Special Meeting of Stockholders dated May 6, 2003, and the related proxy statement/prospectus, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly be brought before the meeting by the Cell Pathways Board of Directors. Attendance of the undersigned at the meeting or any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

                                                                                               For      Against    Abstain
1.   To adopt the Agreement and Plan of Merger dated as of February 7, 2003, among OSI         [ ]        [ ]        [ ]
     Pharmaceuticals, Inc., CP Merger Corporation and Cell Pathways, Inc.

This proxy, when properly executed, will be voted in accordance with the specifications made herein. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. In the event that a quorum is not present at the special meeting, the proxies named herein may propose and vote for one or more adjournments of the special meeting to permit further solicitations of proxies. No proxy voted against Proposal 1 will be voted in favor of any such adjournment or postponement. All prior proxies are hereby revoked. This proxy may be revoked prior to its exercise by filing with the Secretary of Cell Pathways a duly executed proxy bearing a later date or an instrument revoking this proxy, or by attending the meeting and electing to vote in person.

      Please sign your proxy exactly as your name appears on the certificate. When signing as attorney, executor, administrator, trustee or guardian, give title as such. If owner is a corporation, sign full corporate name by a duly authorized officer.

      If two or more persons are named as owners, both or all should sign.

      Please be sure to sign and date this proxy in the box below.

THIS PROXY IS SOLICITED ON BEHALF OF THE CELL PATHWAYS BOARD OF DIRECTORS. PLEASE ACT PROMPTLY - SIGN, DATE & MAIL YOUR PROXY CARD TODAY.


--------------------------------------------------------------------------------
Stockholder sign above

--------------------------------------------------------------------------------
Co-Holder (if any)

Dated                            , 2003
       --------------------------

Mark here if you plan to attend the meeting      [ ]


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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